UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-5344

William Blair Funds

(Exact name of registrant as specified in charter)

222 West Adams Street, Chicago, IL	60606
(Address of principal executive offices)	(Zip Code)

Michelle R. Seitz

William Blair Funds

222 West Adams Street, Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: 312-236-1600

Date of fiscal year end: December 31

Date of reporting period: June 30, 2007

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A Registrant is not required to respond to the collection of information contained in Form N-CSR unless the form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimates and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. (ss) 3507.

Item 1.	Reports

June 30, 2007 Semi-Annual Reports transmitted to shareholders.

WILLIAM BLAIR FUNDS

# SEMI-ANNUAL REPORT

JUNE 30, 2007

This report is submitted for the general information of the shareholders of the William Blair Funds. It is not authorized for distribution to prospective investors unless accompanied or preceded by a prospectus of the William Blair Funds. Please carefully consider the Funds’ investment objectives, risks, charges, and expenses before investing. This and other information is contained in the Funds’ prospectus, which you may obtain by calling 1-800-742-7272. Read it carefully before you invest or send money.

June 30, 2007	William Blair Funds 1

PERFORMANCE AS OF JUNE 30, 2007—CLASS N SHARES (unaudited)

	Year to Date	1 Yr.	3 Yr.	5 Yr.	10 Yr. (or since inception)	Inception Date	Overall Morningstar Rating

Growth Fund	7.88	18.45	12.66	9.06	5.71	3/20/1946	«««
Morningstar Large Growth	8.13	17.17	9.27	8.96	5.47		Among 1,426
Russell 3000® Growth	8.22	18.84	8.97	9.58	4.42		large growth funds
Standard & Poor’s 500	6.96	20.59	11.68	10.71	7.13

Tax-Managed Growth Fund							«««
Return before Taxes	7.40	14.52	11.40	9.02	2.16	12/27/1999	Among 1,426
After Taxes on Distributions	7.40	14.52	11.40	9.02	2.16		large growth funds
After Taxes on distributions and Sale of
Fund Shares	4.81	9.44	9.83	7.85	1.86
Morningstar Large Growth	8.13	17.17	9.27	8.96	—
Russell 3000® Growth	8.22	18.84	8.97	9.58	-3.09

Large Cap Growth Fund	5.81	13.57	7.38	6.08	-4.13	12/27/1999	««
Morningstar Large Growth	8.13	17.17	9.27	8.96	—		Among 1,426
Russell 1000® Growth	8.13	19.04	8.70	9.28	-3.48		large growth funds

Small Cap Growth Fund	8.97	17.49	12.80	17.52	18.88	12/27/1999	««« «
Morningstar Small Growth	10.49	16.28	11.54	12.08	—		Among 645
Russell 2000® Growth	9.33	16.83	11.76	13.08	1.66		small growth funds
Russell 2000®	6.45	16.43	13.45	13.88	8.83
The Small Cap Growth Fund’s Performance during 2000 was primarily attributable to investments in initial public offerings (IPOs) during a rising market. Since then, IPOs have had an insignificant effect on the Fund’s performance.

Mid Cap Growth Fund	12.91	18.46	—	—	12.51	2/1/2006	Not rated.
Russell Mid Cap Growth®	10.97	19.73	—	—	10.89

Small-Mid Cap Growth Fund	13.27	18.23	13.40	—	13.31	12/29/2003	«««
Morningstar Mid-Cap Growth	12.33	19.00	13.26	—	—		Among 814
Russell 2500™ Growth	11.30	19.03	13.60	—	13.06		mid cap growth funds

International Growth Fund	11.66	29.69	24.37	18.80	14.55	10/1/1992	«««««
Morningstar Foreign Large Growth	10.65	27.19	21.09	15.80	7.02		Among 183
MSCI All Country World Ex-US	12.58	30.15	25.03	19.93	8.58		foreign large growth funds

International Equity Fund	9.47	25.47	16.94	—	18.34	5/24/2004	«
Morningstar Foreign Large Growth	10.65	27.19	21.09	—	—		Among 183
MSCI All Country World Ex-US	12.58	30.15	25.03	—	25.95		foreign large growth funds

International Small Cap Growth Fund	14.36	26.81	—	—	29.38	11/1/2005	Not rated.
Morningstar Foreign Small/Mid Growth	14.91	32.70	—	—	—
MSCI World Small Cap ex-US	13.06	26.54	—	—	27.54

Please see the next page for important disclosure information.

See accompanying Notes to Financial Statements.

2 Semi-Annual Report	June 30, 2007

PERFORMANCE AS OF JUNE 30, 2007—CLASS N SHARES—CONTINUED (unaudited)

	Year to Date	1 Yr.	3 Yr.	5 Yr.	10 Yr. (or since inception)	Inception Date	Overall Morningstar Rating

Emerging Markets Growth Fund	16.53	51.80	—	—	49.14	6/6/2005	Not rated.
Morningstar Diversified Emerging Markets	17.73	45.91	—	—	—
MSCI Emerging Markets	17.75	45.45	—	—	40.31

A portion of the Emerging Markets Growth Fund’s performance since inception is attributable to an investment in an initial public offering. (IPO)

Value Discovery Fund	6.45	19.41	11.52	10.11	12.52	12/23/1996	««
Morningstar Small Value	7.07	16.39	13.83	14.11	11.46		Among 305 small value funds
Russell 2000®	6.45	16.43	13.45	13.88	9.06
Russell 2000® Value	3.80	16.05	15.02	14.62	12.14

Bond Fund	—	—	—	—	-1.15	5/1/2007	Not rated.
Morningstar Short-term Bond	—	—	—	—	—
Lehman Aggregate Bond Index	—	—	—	—	-1.00

Income Fund	0.45	4.48	3.16	3.46	4.96	10/1/1990	««««
Morningstar Short-term Bond	1.72	4.96	2.90	3.05	4.47		Among 364 short-term bond funds
Lehman Intermediate Govt./Credit Bond Index	1.45	5.76	3.41	4.14	5.66

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Returns shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or a loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Investing in smaller companies involves special risks, including higher volatility and lower liquidity. International and emerging markets investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. As interest rates rise, bond prices will fall and bond funds become more volatile. From time to time, the investment advisor may waive fees or reimburse expenses for certain Funds. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load.

Tax-Managed Growth Fund’s after-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class N and the after-tax returns for Class N shares will vary.

Morningstar RatingsTM are as of 6/30/07 and are subject to change every month. The ratings are based on a risk-adjusted return measure that accounts for variation in a fund’s monthly performance, placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each Category receive 5 stars, the next 22.5% receive 4 stars, the middle 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. The Overall Morningstar Rating for a fund is derived from a weighted-average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar Rating metrics. The 3/5/10 year Morningstar ratings were as follows: Growth Fund ««««/«««/« ««, Tax-Managed Growth Fund ««««/«««/NA, and Large Cap Growth Fund «««/« «/NA, out of 1,426/1,151/471 large growth funds; Small Cap Growth Fund «««/ «««««/NA out of 645/533/NA small growth funds; Small-Mid Cap Growth Fund «««/NA/NA out of 814/NA/NA mid cap growth funds; Value Discovery Fund ««/«/««« out of 305/239/76 small value funds; International Growth Fund ««««/««««/««««« and International Equity Fund «/NA/NA out of 183/155/60 foreign large growth funds; Income Fund «««/ ««««/«««« out of 304/261/158 short-term bond funds.

Please carefully consider the Funds’ investment objectives, risks, charges, and expenses before investing. This and other information is contained in the Funds’ prospectus, which you may obtain by calling 1-800-742-7272. Read it carefully before you invest or send money.

See accompanying Notes to Financial Statements.

June 30, 2007	William Blair Funds 3

David C. Fording

John F. Jostrand

GROWTH FUND

The Growth Fund invests primarily in common stocks of domestic growth companies that the Advisor expects to have sustainable, above-average growth from one business cycle to the next.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

How did the Fund perform over the first half of the year? How did the Fund’s performance compare to its benchmark?

The Growth Fund posted a 7.88% increase on a total return basis (Class N Shares) for the six month period ended June 30, 2007. By comparison, the Fund’s benchmark, the Russell 3000® Growth Index, posted a gain of 8.22% during the same period.

What were the most significant factors impacting Fund performance?

For the first six months of 2007, domestic equity markets experienced strong gains across the board. As measured by the Russell indices, Midcap growth stocks led the charge, appreciating over 10% during the period. Small Caps and Large Caps trailed behind, respectively, but still posted strong results during the period. Growth overtook value as style leader when the Federal Reserve paused with its interest rate hikes in August of 2006, and the lead was extended in the latter half of the year-to-date period.

There were several noteworthy trends that affected performance, many of which were more prevalent during the last months of the second quarter, which drove most of the performance of the entire period. The credit concerns that arose with respect to subprime lending in February re-emerged later in the period, putting significant pressure on financial stocks, particularly REITs and smaller capitalization banks. Second, although U.S. earnings growth is moderating, growth rates for international companies remains strong. In the first quarter of 2007, stocks with larger non-US exposure experienced twice as much year-over-year earnings growth relative to companies with less significant portions of non-US revenues. Generally speaking, most of these companies, with larger non-U.S. exposure, are ones with larger market capitalizations. Third, liquidity in the market continues to be significant, fueling continued merger and acquisition activity as well as sizeable share-buy backs. The impact of these “liquidity events” is causing price appreciation among primary and ancillary stocks that are moving on speculation that they may be a next candidate. Lastly, higher quality stocks (as measured by S&P quality ratings) continue to under-perform. Typically, higher quality stocks begin to out-perform in periods when earnings growth slows. Although earnings growth has slowed significantly over the last several quarters, overall growth is still at elevated levels compared to historical trends. Investors may not pursue higher quality stocks until earnings growth slows significantly below double-digit levels.

On the positive side, our portfolio does not have any exposure to REITs or banks, and our financial stocks performed well during the period. Conversely, due to our high quality philosophy, our stocks did not benefit significantly from some of these trends. Although larger capitalization stocks generally fared well during the period, ours were not quite as strong. But our stock selection among the smallest cap stocks overcame slight weakness in the other capitalization buckets.

Which sectors enhanced the Fund’s return? What were among the best performing investments for the Fund?

In the first half of 2007, the portfolio benefited the most from stock selection in Information Technology. WebEx Communications Inc. experienced strong price appreciation early in the quarter when the company reported continued robust growth in sales as well as improving margins for its on-line collaboration tools. Toward the end of the period, the company reached an agreement to be acquired by Cisco Systems, causing the stock price to climb

4 Semi-Annual Report	June 30, 2007

further. The performance of this stock in particular caused our smallest capitalization sector to have the greatest impact on relative returns. Similarly, j2 Global Communications, Inc., appreciated significantly during the period. The company provides outsourced, value-added messaging and communications services to individuals and businesses. During the last quarter, j2 Global Communications implemented a significant price increase to eFax customers, which is progressing on schedule. In addition, the company has multiple growth initiatives: international growth, expansion of voice services and faster adoption of digital fax services by large enterprises.

Stocks in the Energy sector were also strong contributors during the period, with Smith International Inc. being one of the top performers in the broad portfolio. During May, the company reported an excellent quarter and announced upbeat guidance. Consumer Discretionary placed third in terms of relative contribution for the six months. In January, Laureate Education announced a management-led buyout at a premium to the level at which the stock was trading, which was the basis for significant stock appreciation. Auto components and HVAC systems producer Johnson Controls experienced strong price appreciation as investors began to revalue the underlying earnings power of the company.

Were there any investment strategies or themes that did not measure up to your expectations?

Industrials were the largest detractor from relative performance, due in part to extremely strong performance by Russell 3000® Growth stocks in this sector. Corporate Executive Board stock fell during the period, mainly due to disappointing guidance for 2007 results and concerns about current and future subscriber rates. During February, Danaher Corp. reported an in-line quarter which disappointed overly enthusiastic investors. Following strong price appreciation in 2006, the stock was likely due for a pause to consolidate its recent gains.

Health Care stocks in the portfolio were also relatively weak during the period. Both Amgen Inc. and Genentech Inc. in the biotechnology area suffered, although for different reasons. Amgen has had a significant overhang around its Aranesp franchise, and recent studies show that prospects for its pipeline products are likely less robust than originally thought. As a result the Fund liquidated its position in this holding. For Genentech, although there are some concerns about the growth rate of its core Avastin product, the pipeline is promising and the market, in our view, has overly discounted growth prospects for the company. ResMed, Inc., which manufactures and distributes medical equipment, primarily for treating, diagnosing and managing sleep-disordered breathing, had a significant setback in April as the company initiated a recall of its S8 flow generator product. Although a third party was hired to handle the bulk of this job, we believe that the company’s sales representatives spent more time than expected handling customer issues related to the recall, which led to lost selling time. As a result, investors have lowered revenue and earnings projections for the current quarter, which has negatively affected the stock price.

Although Technology stocks overall contributed to performance, it was in fact a tale of two sides; there were several stocks in this sector that offered disappointing results. Network Appliance Inc. announced weak guidance for the coming quarter as a result of a bookings slowdown. Investors have placed premium valuation on the growth of this company, and the stock has recently struggled to meet expectations. Cognizant Technology Solutions Corp., an offshore provider of application development and management services, modestly raised its utilization rates which in turned reduced its year-end hiring goal. Investors interpreted this lower hiring goal as a sign of decreased demand, although we believe that demand remains solid and that there were other, less concerning factors at play.

What is your current strategy? How is the Fund Positioned?

Impact of credit quality on the broader market, and concerns about the health of the consumer given flat to eroding housing prices and rising fuel costs are looming over the market. Despite these overhangs, significant amounts of global liquidity continue to bolster prices of financial instruments. Merger and acquisition activity is continuing at record levels, and numerous corporate share buybacks have had a sizeable impact on stocks. Additionally, stock valuations remain in a reasonable range, providing additional support for prices. Regardless of the macro issues on the market, we continue to find high quality stocks that offer growth opportunities.

June 30, 2007	William Blair Funds 5

Growth Fund

Performance Highlights (unaudited)

Average Annual Total Return at 6/30/2007

	Year to Date	1 Year	3 Year	5 Year	10 Year	Since Inception
Growth Fund Class N	7.88%	18.45%	12.66%	9.06%	5.71%	—%
Growth Fund Class I	8.15	18.83	12.98	9.34	—	3.18
Russell 3000® Growth Index	8.22	18.84	8.97	9.58	4.42	(.20	)(a)
S&P 500 Index	6.96	20.59	11.68	10.71	7.13	3.72	(a)
(a)	For the period from October 1, 1999 to June 30, 2007.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company L.L.C. without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 3000® Growth Index consists of large, medium, and small capitalization companies with above average price-to-book ratios and forecasted growth rates. The index is weighted by market capitalization and large/medium/small companies make up approximately 80%/15%/5% of the index.

The S&P 500 Index indicates broad larger capitalization equity market performance.

This report identifies the Fund’s investments on June 30, 2007. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total investment portfolio.

6 Semi-Annual Report	June 30, 2007

Growth Fund

Portfolio of Investments, June 30, 2007 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks
Information Technology—30.6%
*Activision, Inc.	297,365	$5,552
*Adobe Systems Incorporated	164,385	6,600
Arm Holding plc—ADR	501,615	4,389
*Cognizant Technology Solutions Corporation	86,105	6,466
*EMC Corporation	346,385	6,270
*Euronet Worldwide, Inc.	141,655	4,131
*FLIR Systems, Inc.	105,205	4,866
*j2 Global Communications, Inc.	234,870	8,197
*Network Appliance, Inc.	205,250	5,993
*Nuance Communications, Inc.	233,900	3,913
Paychex, Inc.	218,050	8,530
Qualcomm Incorporated	155,695	6,756
*Silicon Laboratories Inc.	113,950	3,944
Taiwan Semiconductor Mfg. Co. Ltd.—ADR	678,751	7,555
*Verisign Inc.	111,450	3,536
*Vistaprint Limited	121,528	4,648
*Yahoo!, Inc.	242,235	6,572

		97,918

Health Care—18.2%
C.R. Bard, Inc.	71,975	5,947
*Genentech, Inc.	102,740	7,773
*Gilead Sciences, Inc.	224,030	8,686
*Healthways, Inc.	136,595	6,470
*Integra Lifesciences Holding Corporation	100,745	4,979
*Kyphon, Inc.	132,760	6,392
Medtronic, Inc.	111,335	5,774
Pharmaceutical Product Development Inc.	203,955	7,805
ResMed, Inc.	104,740	4,322

		58,148

Industrials & Services—14.3%
Danaher Corporation	171,546	12,952
Fastenal Company	185,525	7,766
Graco, Inc.	115,190	4,640
*InnerWorkings, Inc.	270,540	4,334
Knight Transportation, Inc.	183,530	3,557
Rockwell Automation, Inc.	67,285	4,672
Rockwell Collins, Inc.	109,785	7,755

		45,676

Consumer Discretionary—10.2%
*Coinstar, Inc.	170,730	5,375
Johnson Controls, Inc.	72,917	8,442
*McCormick & Schmick’s Seafood Restaurants, Inc.	126,105	3,271
Staples, Inc.	293,315	6,960
*Starbucks Corporation	151,240	3,968
*Tractor Supply Company	89,235	4,645

		32,661

*Non-income producing securities

ADR = American Depository Receipt

† = U.S. listed foreign security

VRN = Variable Rate Note

Issuer	Shares or Principal Amount	Value

Common Stocks—(continued)
Consumer Staples—8.3%
PepsiCo, Inc.	243,530	$15,793
Wal Mart De Mexico—ADR	126,225	4,752
Walgreen Co.	139,960	6,094

		26,639

Financials—6.9%
Charles Schwab & Co., Inc.	369,990	7,592
Goldman Sachs Group, Inc.	44,150	9,570
*IntercontinentalExchange Inc.	33,580	4,965

		22,127

Energy—5.0%
Smith International, Inc.	157,695	9,247
Suncor Energy, Inc.†	73,035	6,567

		15,814

Materials—3.3%
Praxair, Inc.	145,130	10,448

Total Common Stock—96.8% (cost $240,951)		309,431

Investment in Affiliate
William Blair Ready Reserves Fund	2,634,785	2,635

Total Investment in Affiliate—0.8% (cost $2,635)		2,635

Short-Term Investment
Prudential Funding Demand Note, VRN 5.305%, due 07/02/07	$4,330,000	4,330

Total Short-Term Investment—1.4% (cost $4,330)		4,330

Repurchase Agreement
Investors Bank & Trust Company, 4.50% dated 6/29/2007, due 7/02/2007, repurchase price $4,204, collateralized by SBA Pool # 506131	$4,202,129	4,202

Total Repurchase Agreement—1.3% (cost $4,202)		4,202

Total Investments—100.3% (cost $252,118)		320,598
Liabilities, plus cash and other assets—(0.3)%		(1,051)

Net assets—100.0%		$319,547

See accompanying Notes to Financial Statements.

June 30, 2007	William Blair Funds 7

Mark A. Fuller III

Gregory J. Pusinelli

TAX-MANAGED GROWTH FUND

The Tax-Managed Growth Fund invests primarily in common stocks of large, medium and small domestic growth companies that the Advisor expects will have sustainable, above-average growth from one business cycle to the next.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

How did the Fund perform over the first half of the year? How did the Fund’s performance compare to its benchmark?

The Tax-Managed Growth Fund posted a 7.40% gain on a total return basis (Class N Shares) for the six-months ended June 30, 2007. By comparison, the Fund’s benchmark, the Russell 3000® Growth Index rose 8.22% while the Standard & Poor’s 500 Stock Index increased 6.96%.

What were the most significant market factors impacting Fund performance?

Although the year started off on a positive note, investors awakened the morning of February 27th to learn that many Asian markets had plummeted overnight, an amounts as great as 9%. This precipitated a decline in global stock markets as markets around the world opened, finally culminating in a sharp slide in U.S. equity prices. Weakness in the U.S. markets was exacerbated by concerns over a series of bankruptcies by issuers of sub-prime mortgage loans. Equity prices finally staged a rally in the final weeks of the first quarter to bring prices off their lows.

Following a relatively flat first quarter, and in spite of some setbacks along the way, the stock market forged ahead in the second quarter to a strong mid-year finish.

Facing strong headwinds from rising interest rates, a slump in housing prices and rising energy prices, the Standard & Poor’s 500-Stock Index set a record high in late May and gained 6.28% in the second quarter.

Boosting the market’s performance was a strong flow of private equity acquisitions, a pickup in manufacturing activity and signs that inflation has moderated.

Our stock selection in the Financials and Consumer Discretionary sectors contributed to the Fund’s strong performance in the first half of the year. On the other hand, the Information Technology (IT) and Health Care sectors were a drag on Fund performance.

What were among the best performing investments for the Fund?

All three of our top-performing investments were involved in acquisitions, which we believe lends credibility to our quality growth philosophy of investing in high quality companies with strong management and durable business franchises.

The best-performing investment, in terms of contribution to the Fund’s return, was Investors Financial Services Company. State Street Bank and Trust Company announced in February it had reached a definitive agreement to acquire Investors Financial Services Company. Investors Financial was up 46.9% for the Fund.

8 Semi-Annual Report	June 30, 2007

MedImmune was the second-best performing investment for the Fund, in terms of contribution, up 75.5%. In late April, European drug manufacturer AstraZeneca announced it had entered into a definitive agreement to acquire MedImmune.

The third best-performing investment in terms of contribution to the Fund’s return was WebEx Communications. Cisco Systems announced it would be acquiring WebEx Communications during the first quarter, and WebEx was up 63.1% for the Fund.

What were among the weakest performing investments for the Fund?

The three worst-performing investments, in terms of contribution to return were Network Appliance, Resmed and Santarus.

Network Appliance sells hardware, software, and services for customers to store and manage critical data across their networks. Although Network Appliance’s fourth quarter earnings figures were in line with expectations, the company lowered guidance on earnings for the first quarter. The company experienced weak sales in March and said that many of its customers had put off making capital expenditures until the second quarter. Although April sales rebounded, Network Appliance was down 25.7% for the Fund.

ResMed, Inc., whose major focus is solutions for sleep-disordered breathing, missed its earnings estimates during the first quarter. A rival competitor launched a new product during the period and flooded the market with free product offers. ResMed, which was down 16.2% was a fairly large holding for the Fund, at 2.59%, and was the second worst performer in terms of contribution to return.

Santarus, a pharmaceutical company that makes less expensive versions of drugs made by large cap drug companies to treat gastrointestinal diseases and disorders, was down 34.0% for the Fund. Santarus missed its quarterly earnings due to lower revenues during the March-April period.

What is your current strategy? How is the Fund positioned?

We believe that in the months ahead growth in overseas economies will outpace that of the U.S. One of our current investment themes is to search for companies with a global “footprint,” that do a considerable amount of business outside the U.S. In particular, we are looking at industrial-oriented companies that are well positioned to capitalize on growth in the global economy.

Johnson Controls is a company that epitomizes this investment theme. Johnson Controls operates three distinct business segments: automotive interiors, vehicle batteries, and building controls and services. We chose this well-managed company in part to increase our exposure to the Industrial sector. The company’s interiors segment has experienced strong demand for its products in emerging markets countries.

Starbucks, a recent addition to the Fund’s portfolio, meets the profile of a company with a strong global brand. The company shows potential for good profit growth with a significant “runway” for further growth internationally, in spite of a somewhat slower rate of expansion in the U.S.

Another new addition to the Fund’s portfolio of investments was Allergan, a company we have owned before, and were able to purchase at what we believe was an attractive share price point. Allergan is one of the largest specialty pharmaceutical firms in the world and the maker of Botox. Roughly half of the company’s sales come from its eye care pharmaceutical

June 30, 2007	William Blair Funds 9

division, but last year the company acquired Inamed, and increased its exposure to the cosmetic surgical market, as it now sells breast implants, dermal fillers, and products to treat obesity.

Silicon Laboratories, a designer of integrated circuits and semiconductor chips used in various markets such as communications, industrial, consumer, medical, and power management, was also added to the Fund.

We continue to be selective investors in the Consumer Discretionary sector. The slump in the housing sector and recent problems in the sub-prime lending market are negative factors overhanging the market, and could eventually impact consumer spending.

We believe the environment remains favorable for corporate profit growth in 2007. And we are encouraged by the earnings growth potential of the companies in the Fund’s portfolio, despite what we expect to be a year of tempered economic growth. In such an environment, security selection becomes even more important. We think our high quality growth approach paid off during the first half of the year, and we believe our focus on quality franchise businesses and respect for downside risk is the appropriate time-tested approach as the year progresses.

10 Semi-Annual Report	June 30, 2007

Tax-Managed Growth Fund

Performance Highlights (unaudited)

Average Annual Total Return at 6/30/2007

	Year to Date	1 Year	3 Year	5 Year	Since Inception(a)
Tax-Managed Growth Fund Class N	7.40%	14.52%	11.40%	9.02%	2.16%
Tax-Managed Growth Fund Class I	7.53	14.85	11.67	9.32	2.44
Russell 3000® Growth Index	8.22	18.84	8.97	9.58	(3.09)
S&P 500 Index	6.96	20.59	11.68	10.71	2.06
(a)	For the period from December 27, 1999 to June 30, 2007.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 3000® Growth Index consists of large, medium, and small-capitalization companies with above average price-to-book ratios and forecasted growth rates. The index is weighted by market capitalization and large/medium/small companies make up approximately 80%/15%/5% of the index.

The S&P 500 Index indicates broad larger capitalization equity market performance.

This report identifies the Fund’s investments on June 30, 2007. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total investment portfolio.

June 30, 2007	William Blair Funds 11

Tax-Managed Growth Fund

Portfolio of Investments, June 30, 2007 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks
Information Technology—27.3%
*Activision, Inc.	8,453	$158
*Adobe Systems Incorporated	6,160	247
*Alliance Data Systems Corporation	1,610	124
Arm Holdings plc—ADR	11,960	105
*Electronic Arts Inc.	2,950	140
*EMC Corporation	14,140	256
*Euronet Worldwide, Inc.	3,770	110
*F5 Networks, Inc.	2,580	208
Jabil Circuit Inc.	12,590	278
Microchip Technology Incorporated	5,250	194
*Network Appliance, Inc.	5,650	165
Paychex, Inc.	5,950	233
Qualcomm Incorporated	5,100	221
*Silicon Laboratories Inc.	3,300	114
Taiwan Semiconductor Mfg. Co. Ltd.—ADR	10,719	119
*Yahoo!, Inc.	6,450	175

		2,847

Health Care—22.8%
Allergan Inc.	2,600	150
C.R.Bard, Inc.	1,710	141
*Genzyme Corporation	1,500	97
*Gilead Sciences, Inc.	3,080	119
*Healthways, Inc.	5,710	271
IMS Health, Inc.	8,820	283
*Kyphon, Inc.	2,740	132
Medtronic, Inc.	2,730	142
Pharmaceutical Product Development, Inc.	5,970	228
*Psychiatric Solutions, Inc.	4,820	175
*ResMed, Inc.	5,534	228
*Santarus, Inc.	36,800	190
Stryker Corporation	3,600	227

		2,383

Industrials—12.1%
Danaher Corporation	3,810	288
Fastenal Company	6,350	266
General Electric Company	6,985	267
Knight Transportation, Inc.	7,832	152
Rockwell Collins, Inc.	4,110	290

		1,263

Consumer Staples—8.6%
Colgate-Palmolive Company	3,020	196
CVS/Caremark Corporation	3,774	138
PepsiCo, Inc.	4,595	298
Wal Mart De Mexico—ADR	3,810	143
Walgreen Co.	2,975	130

		905

*Non-income producing securities

ADR = American Depository Receipt

† = U.S. listed foreign security

VRN = Variable Rate Note

Issuer	Shares or Principal Amount	Value

Common Stocks—(continued)
Consumer Discretionary—8.5%
*CarMax, Inc.	6,840	$174
International Game Technology	3,800	151
Johnson Controls, Inc.	1,890	219
McGraw-Hill Companies, Inc.	1,460	99
*Starbucks Corporation	5,190	136
*Tractor Supply Company	2,030	106

		885

Financials—6.3%
*Affiliated Managers Group, Inc.	1,040	134
American International Group	2,780	195
*IntercontinentalExchange, Inc.	930	138
Moody’s Corporation	3,060	190

		657

Energy—5.6%
Smith International, Inc.	4,360	256
Suncor Energy, Inc.†	3,630	326

		582

Materials—5.5%
Airgas, Inc.	4,870	233
Praxair, Inc.	4,750	342

		575

Total Common Stock—96.7% (cost $7,816)		10,097

Investment in Affiliate
William Blair Ready Reserves Fund	6,413	6

Total Investment in Affiliate—0.1% (cost $6)		6

Short-Term Investment
Prudential Funding Demand Note, VRN 5.305%, due 7/2/07	$210,000	210

Total Short-Term Investment—2.0% (cost $210)		210

Repurchase Agreement
Investors Bank & Trust Company, 4.50% dated 6/29/2007, due 7/2/2007, repurchase price $141, collateralized by SBA Pool # 505283	$140,850	141

Total Repurchase Agreement—1.3% (cost $141)		141

Total Investments—100.1% (cost $8,173)		10,454
Liabilities, plus cash and other assets—(0.1)%		(12)

Net assets—100.0%		$10,442

See accompanying Notes to Financial Statements.

12 Semi-Annual Report	June 30, 2007

James S. Golan

John F. Jostrand

LARGE CAP GROWTH FUND

The Large Cap Growth Fund invests primarily in common stocks of large domestic growth companies of high quality that the Advisor believes have demonstrated sustained growth over a long period of time.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

How did the Fund perform over the first half of the year? How did the Fund’s performance compare to its benchmark?

The Large Cap Growth Fund posted a 5.81% increase on a total return basis (Class N Shares) for the six-month period ended June 30, 2007. During the same period, the Fund’s benchmark, the Russell 1000 Growth® Index, gained 8.13%.

What were the most significant factors impacting Fund performance?

For the first six months of 2007, domestic equity markets experienced strong gains across the board. As measured by the Russell indices, Midcap growth stocks led the charge, appreciating over 10% during the period. Small Caps and Large Caps trailed behind, respectively, but still posted strong results during the period. Growth overtook value as style leader when the Federal Reserve paused its interest rate hikes in August of 2006, and the lead was extended in the latter half of the year-to-date period.

There were several noteworthy trends that affected performance, many of which were more prevalent during the last months of the second quarter, which drove most of the performance of the entire period. The credit concerns that arose with respect to sub-prime lending in February re-emerged later in the period, putting significant pressure on financial stocks, particularly REITs and smaller capitalization banks. Second, although U.S. earnings growth is moderating, growth rates for international companies remain strong. In the first quarter of 2007, stocks with larger non-US exposure experienced twice as much year-over-year earnings growth relative to companies with less significant portions of non-US revenues. Generally speaking, most of these companies, with larger non-US exposure, are ones with larger market capitalizations. Third, liquidity in the market continues to be significant, fueling continued merger and acquisition activity as well as sizeable share-buy backs. The impact of these “liquidity events” is causing price appreciation among primary and ancillary stocks that are moving on speculation that they may be a next candidate. Lastly, higher quality stocks (as measured by S&P quality ratings) continue to under-perform. Typically, higher quality stocks begin to out-perform in periods when earnings growth slows. Although earnings growth has slowed significantly over the last several quarters, overall growth is still at elevated levels compared to historical trends. Investors may not pursue higher quality stocks until earnings growth slows significantly below double-digit levels.

On the positive side, our portfolio does not have any exposure to REITs or banks, and our financial stocks performed well during the period. Conversely, due to our high quality philosophy, our stocks did not benefit significantly from these trends.

Which sectors enhanced the Fund’s return? What were among the best performing investments for the Fund?

Financials provided the strongest benefit to relative returns during the first half of the year. The portfolio did not have any direct exposure to the highly interest-rate sensitive companies such as smaller cap banks and REITs, which pulled back in relation to concerns about the subprime lending market and related defaults. Charles Schwab Inc. fared well during the

June 30, 2007	William Blair Funds 13

period, as it continues to grow the asset-based part of its business. Additionally, the company announced a new initiative with respect to gaining additional assets. Similarly, Franklin Resources showed strong asset growth during the period, resulting in a stronger revenue outlook.

Energy stocks provided the second largest contribution to returns during the period. With rising oil prices, most stocks in this sector did well. Companies that produce oilfield services fared particularly well, as the oil companies are seeking to expand production. Schlumberger Ltd. provides project management and information solutions to the oil and gas industry. While the current global demand for oil has benefited Schlumberger tremendously, the company has also experienced strong earnings growth from Eastern Hemisphere markets as well as services from its seismic division. Similarly, Praxair Inc., a company that produces and delivers a variety of gasses for industrial uses, enjoyed strong price appreciation during the quarter. The company continues to exhibit strong earnings growth, not only from its excellence of product and services, but from the strength in the Energy and Industrials areas as well.

Were there any investment strategies or themes that did not measure up to your expectations?

Although Information Technology stocks were the greatest contributors in terms of contribution to portfolio return, this sector was the largest detractor from performance relative to the benchmark during the six months. In part, this was due to the strength in these companies in the Russell 1000® Growth Index, which in aggregate were up nearly 10%. A couple of stocks in the portfolio that had disappointing results during the period include Jabil Circuit Inc. and Network Appliance Inc. Jabil is one of the largest global suppliers of electronic manufacturing services (EMS) used in the communication products, computer peripherals, and automobile industries. Shares sold off after the company announced disappointing revenue guidance during the quarter. Additionally, Jabil lost a contract from one of its biggest customers due to aggressive pricing from an Asian competitor, further eroding growth prospects for the company. Network Appliance Inc. sells data management and storage solutions to corporate customers. Although Network Appliance, Inc. has continued to gain traction and market share in the storage space, the company announced weak guidance for the coming quarter as a result of a bookings slowdown. Investors have placed premium valuation on the growth of this company, and the stock has recently struggled to meet expectations.

Health Care stocks in the portfolio were also relatively weak during the period. Both Amgen Inc. and Genentech Inc. in the biotechnology area suffered, although for different reasons. Amgen has had a significant cloud regarding its Aranesp franchise, and recent studies show that prospects for its pipeline products are likely less robust than originally thought. For Genentech, although there are some concerns about the growth rate of its core Avastin product, the pipeline is promising and the market, in our view, has overly discounted growth prospects for the company.

What is your current strategy? How is the Fund Positioned?

Impact of credit quality on the broader market, and concerns about the health of the consumer given flat to eroding housing prices and rising fuel costs are looming over the market. Despite these overhangs, significant amounts of global liquidity continue to bolster prices of financial instruments. Merger and acquisition activity is continuing at record levels, and numerous corporate share buybacks have had a sizeable impact on stocks. Additionally, stock valuations remain in a reasonable range, providing additional support for prices. Regardless of the macro issues on the market, we continue to find high quality stocks that offer growth opportunities. Although it sounds paradoxical, growth stocks, particularly high quality growth stocks, tend to perform well in a slowing economy, as investors will commonly pay a premium for companies that can sustain earnings during this time. We believe that as overall earnings growth decelerates, investors will pay more attention to earnings multiples, and reward stocks with longer, more sustainable earnings trends.

14 Semi-Annual Report	June 30, 2007

Large Cap Growth Fund

Performance Highlights (unaudited)

Average Annual Total Return at 6/30/2007

	Year to Date	1 Year	3 Year	5 Year	Since Inception(a)
Large Cap Growth Fund Class N	5.81%	13.57%	7.38%	6.08%	(4.13)%
Large Cap Growth Fund Class I	5.72	13.69	7.55	6.28	(3.93)
Russell 1000® Growth Index	8.13	19.04	8.70	9.28	-3.48
(a)	For the period from December 27, 1999 to June 30, 2007.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 1000® Growth Index consists of large capitalization companies with above average price-to-book ratios and forecasted growth rates.

This report identifies the Fund’s investments on June 30, 2007. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total investment portfolio.

June 30, 2007	William Blair Funds 15

Large Cap Growth Fund

Portfolio of Investments, June 30, 2007 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks
Information Technology—28.5%
*Adobe Systems Incorporated	21,115	$848
*Cisco Systems Incorporated	47,729	1,329
*Corning Incorporated	22,170	566
*EMC Corporation	47,675	863
Infosys Technologies Ltd.—ADR	7,985	402
*Network Appliance, Inc.	14,380	420
Paychex, Inc.	27,325	1,069
Qualcomm Incorporated	18,735	813
Taiwan Semiconductor Mfg. Co. Ltd.—ADR	59,726	665
*Verisign, Inc.	9,700	308
*Yahoo!, Inc.	23,925	649

		7,932

Industrials—13.0%
ABB LTD—ADR	27,640	625
Danaher Corporation	21,237	1,603
Rockwell Automation, Inc.	5,990	416
Rockwell Collins, Inc.	13,825	977

		3,621

Financials—10.8%
Charles Schwab & Co, Inc.	38,205	784
Franklin Resources, Inc.	5,835	773
Goldman Sachs Group, Inc.	4,740	1,027
*IntercontinentalExchange, Inc.	2,920	432

		3,016

Consumer Discretionary—10.7%
*Coach, Inc.	8,720	413
Johnson Controls, Inc.	8,545	989
Marriott International, Inc., Class “A”	11,469	496
Staples, Inc.	31,390	745
*Starbucks Corporation	13,230	347

		2,990

Consumer Staples—10.5%
PepsiCo, Inc.	24,105	1,563
Wal Mart De Mexico—ADR	11,160	420
Walgreen Co.	21,575	939

		2,922

*Non-income producing securities

ADR = American Depository Receipt

† = U.S. listed foreign security

VRN = Variable Rate Note

Issuer	Shares or Principal Amount	Value

Common Stocks—(continued)
Health Care—10.2%
Allergan, Inc.	9,700	$559
C. R. Bard, Inc.	6,425	531
*Genentech, Inc.	12,570	951
*Gilead Sciences, Inc.	20,310	787

		2,828

Energy—7.4%
Apache Corporation	5,050	412
Schlumberger Limited†	11,375	966
Suncor Energy, Inc.†	7,595	683

		2,061

Materials—4.2%
Praxair, Inc.	16,150	1,163

Total Common Stock—95.3% (cost $22,800)		26,533

Investment in Affiliate
William Blair Ready Reserves Fund	238,607	239

Total Investment in Affiliate—0.9% (cost $239)		239

Short-Term Investment
Prudential Funding Demand Note, VRN 5.305%, due 7/2/07	$1,040,000	1,040

Total Short-Term Investment—3.7% (cost $1,040)		1,040

Repurchase Agreement
IBT Repurchase Agreement, 4.50% dated 6/29/2007, due 7/2/2007, repurchase price $557, collateralized by SBA Pool # 503694	$556,652	557

Total Repurchase Agreement—2.0% (cost $557)		557

Total Investments—101.9% (cost $24,636)		28,369
Liabilities, plus cash and other assets—(1.9)%		(530)

Net assets—100.0%		$27,839

See accompanying Notes to Financial Statements.

16 Semi-Annual Report	June 30, 2007

Karl W. Brewer

Colin J. Williams

SMALL CAP GROWTH FUND

The Small Cap Growth Fund invests primarily in common stocks of small domestic growth companies that the Advisor expects to have solid growth in earnings.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

How did the Fund perform in the first six months of 2007? How did the Fund’s performance compare to its benchmark?

The William Blair Small Cap Growth Fund gained 8.97% on a total return basis (Class N shares) during the first six months of 2007. By comparison the Fund’s benchmark, the Russell 2000® Growth Index, increased 9.33%.

What were the most significant factors impacting Fund performance? What factors were behind the Fund’s performance versus the benchmark?

The domestic equity market posted a sizeable return during the first half of 2007. Small caps finished just behind mid caps as the strongest group along the market cap spectrum. Within the small cap market spectrum, while the entire small cap growth universe performed well, the largest quintile of market cap companies performed significantly better than the rest of the space. From a style perspective within the small cap space, growth stocks have outperformed their value peers by over 5% thus far in 2007. This style dynamic has been maintained since the Federal Reserve stopped raising interest rates in August of 2006.

Although the market turned in positive results during the first quarter, the bulk of the year’s return came during the second quarter. The year began relatively slow during January and February as many companies guided Wall Street to lower earnings growth expectations for the coming year. This brief skittishness culminated in a short lived market sell-off prompted by rising sub-prime mortgage defaults, a fall off in housing starts and a correction in the Chinese stock market that made investors question the strength in the global economy and financial markets. However, the domestic market sell-off was relatively modest and short-lived as the market rebounded in March and maintained that momentum throughout the second quarter. This momentum was helped by increasingly encouraging data points about the global economy and the US industrial economy outside of residential real estate. The market strength was also aided by a continued robust environment for mergers and acquisitions and corporate stock repurchase programs.

The Small Cap Growth Fund narrowly underperformed the Russell 2000® Growth Index during the first half of 2007. One of the main reasons for the Fund’s benchmark-like performance was its smaller average market capitalization than the benchmark. We discussed earlier that larger was better within small capitalization stocks. As we have said in the past, we often like to find under-followed and misunderstood companies in our quality growth research process. This typically positions us overweight the smallest market cap quintile within the Russell 2000® Growth Index, and underweight the largest market cap quintile – both of which detracted from relative performance. From a sector perspective, negative stock selection in the Consumer Discretionary and Industrials sectors were the leading detractors. Strong stock selection in the Financials and Consumer Staples sectors was the largest positive contributor to relative performance.

What were among the best performing investments for the Fund?

Two of the best performing stocks during the period were Laureate Education and WebEx Communications.

June 30, 2007	William Blair Funds 17

Laureate Education is a leader in the post secondary education market. The company operates online and campus-based institutions both in the US and abroad. During January, Laureate announced that it would be taken private at a premium to its then current stock price by a consortium of investors led by their CEO, Doug Becker, and several private equity firms.

WebEx is the leading web collaboration services company. The stock experienced two legs of appreciation during the early part of 2007. First, the company released an impressive earnings report in early February and, at the same time, increased forward revenue and earnings expectations. However, the main driver of the stock’s solid first quarter return was Cisco Systems’ announcement that they would be acquiring the company.

What were among the weakest performing investments for the Fund?

Two of the worst performing stocks during the period were Rackable Systems and Santarus.

Rackable Systems sells computer servers and data storage systems to corporate customers. During the quarter, the company pre-announced that revenues and earnings would come in below expectations. This was mainly due to a large competitor in the server market undercutting Rackable on price which caused the company to lose one of their largest customers. We sold the position due to the significant change in the company’s growth outlook.

Santarus is a specialty pharmaceutical company primarily focused on the treatment of acid reflux disease and the associated ailments. Although the number of prescriptions written for their main drug, Zegerid, was encouraging, pricing was worse than expected. Revenue was therefore lower than anticipated and the stock moved lower on the uncertainty of pricing going forward. We continue to own the stock and feel that management’s investment in their direct sales force should improve sales as we look forward a few quarters.

What is your current outlook?

In May as the economy seemed to be stronger than most expected, interest rates began to move higher on fears that the Federal Reserve may have to move interest rates higher to preempt any pick up in inflation. The relatively flat market returns experienced during June would suggest investors are still concerned about the potential inflationary effects of the current economic strength. However, core inflation remains at a reasonable level and we remain—as we have for the past few quarters—in a balance of healthy economic activity and moderate inflation. The consumer remains arguably the largest risk to the economy and equity markets. With higher energy prices, continued weakness in housing activity and rising defaults in the sub-prime mortgage market, pressure on consumer spending remains significant. Fortunately, employment trends remain solid and should help offset weakness related to housing for now. Regardless of the macro issues facing the market, we continue to find high quality stocks that offer attractive growth opportunities. We believe that as overall earnings growth becomes less broad-based, investors will rotate to stocks with more company specific and sustainable growth initiatives.

Is there any other news with respect to the Fund?

With respect to illiquid securities in the Fund, there are five companies for which we hold illiquid securities or warrants. These securities amounted to roughly 2.2% of the Fund as of June 30, 2007. The Fund holds common stock and warrants to buy common stock of Motorcar Parts of America, an auto parts company. The common shares and those shares underlying the warrants are expected to become freely tradable by the end of 2007. Likewise, the Fund’s shares of BancTec are expected to become freely tradable by the end of the year. BancTec provides automation solutions to the retail banking industry. Shares of Kona Grill, a restaurant company, were purchased in two private transactions during 2006 and remain illiquid. The Fund’s Pricing Committee and Valuation Committee are currently pricing these securities at fair value.

18 Semi-Annual Report	June 30, 2007

Small Cap Growth Fund

Performance Highlights (unaudited)

Average Annual Total Return at 6/30/2007

	Year to Date	1 Year	3 Year	5 Year		Since Inception(a)
Small Cap Growth Fund Class N	8.97%	17.49%	12.80%	17.52	% 18.88%
Small Cap Growth Fund Class I	9.14	17.85	13.12	17.82		19.17
Russell 2000® Growth Index	9.33	16.83	11.76	13.08		1.66
Russell 2000® Index	6.45	16.43	13.45	13.88		8.83
(a)	For the period from December 27, 1999 to June 30, 2007.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller companies involves special risks, including higher volatility and lower liquidity. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 2000® Growth Index consists of small-capitalization companies with above average price-to-book ratios and forecasted growth rates.

The Russell 2000® Index is an unmanaged composite of the smallest 2000 stocks of the Russell 3000® Index.

This report identifies the Fund’s investments on June 30, 2007. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total investment portfolio.

June 30, 2007	William Blair Funds 19

Small Cap Growth Fund

Portfolio of Investments, June 30, 2007 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks
Information Technology—29.4%
*Access Integrated Technologies, Inc.	2,213,981	$17,911
*CyberSource Corporation	480,100	5,790
*DTS, Inc.	956,740	20,828
*EarthLink, Inc.	2,053,038	15,336
*Euronet Worldwide, Inc.	1,278,782	37,289
*GigaMedia Limited†	2,030,547	27,372
*j2 Global Communications, Inc.	952,847	33,254
*MathStar, Inc.	2,708,904	4,172
*Miva, Inc.	1,141,513	7,420
*Monolithic Power Systems	744,248	12,987
*Nuance Communications, Inc.	1,149,944	19,238
*Optimal Group, Inc.†	2,859,908	21,592
Patni Computer Systems Limited—ADR	151,453	3,818
*PDF Solutions, Inc.	1,283,793	15,187
*Silicon Laboratories, Inc.	604,091	20,908
*Skillsoft, plc—ADR	1,883,815	17,501
*Think Partnership, Inc.	4,626,270	13,833
*Transaction Systems Architect, Inc.	416,619	14,023
*Ultimate Software Group, Inc.	519,585	15,032
*VistaPrint Limited†	250,805	9,593
*Volterra Semiconductor Corporation	1,856,618	26,364
*Website Pros, Inc.	1,331,800	12,546
*WNS Holdings Limited—ADR	773,079	22,002
*Xyratex Ltd†	599,973	13,337

		407,333

Health Care—27.3%
*Air Methods Corporation	983,803	36,076
*American Medical Systems Holdings, Inc.	1,166,917	21,051
*Axcan Pharma, Inc.†	1,587,690	30,690
*Capital Senior Living Corporation	1,247,946	11,756
*DJO, Inc.	360,358	14,872
*Healthways, Inc.	506,540	23,995
*Hythiam, Inc.	1,802,434	15,591
*Integra Lifesciences Holdings Corporation	563,254	27,836
*Iris International, Inc.	482,281	8,122
*Kensey Nash Corporation	305,400	8,188
*Kyphon, Inc.	378,536	18,226
*LifeCell Corporation	534,477	16,323
*Lifecore Biomedical, Inc.	1,095,112	17,379
*Providence Service Corporation	821,861	21,960
*PSS World Medical, Inc.	629,099	11,462
*Psychiatric Solutions, Inc.	430,078	15,595
*Sangamo Biosciences, Inc.	918,074	7,455
*Santarus, Inc.	3,631,472	18,775
*Surmodics, Inc.	601,437	30,072
*Trinity Biotech plc—ADR	1,142,849	13,268
*Zila, Inc.	7,237,388	10,060

		378,752

Consumer Discretionary—19.2%
*4 Kids Entertainment, Inc.	702,478	10,537
*BUCA, Inc.	220,429	772
*Century Casinos, Inc.	1,566,233	14,080
*Coinstar, Inc.	722,124	22,732
*DG Fastchannel, Inc	1,126,830	22,965
*Duckwall-ALCO Stores, Inc.	405,838	15,138
*Granite City Food & Brewery Ltd.	1,372,423	7,480
*Jarden Corporation	568,715	24,460

Issuer	Shares	Value

Common Stocks—(continued)
Consumer Discretionary—(continued)
*Jos. A. Bank Clothiers, Inc.	304,412	$12,624
*Kona Grill, Inc.	322,795	5,885
*Kona Grill, Inc.** (restricted)	435,134	6,417
*Laureate Education, Inc.	364,253	22,460
*Lions Gate Entertainment Corporation†	1,263,532	13,937
*Mertiage Homes Corporation	196,244	5,250
*Motorcar Parts of America, Inc.** (restricted)	743,836	9,086
*Select Comfort Corporation	839,318	13,614
*Shuffle Master, Inc.	694,768	11,533
*Smith & Wesson Holdings	344,725	5,774
Standard Pacific Corporation	598,403	10,490
Strayer Education, Inc.	116,506	15,345
*ValueVision Media, Inc., Class “A”	1,444,377	16,350

		266,929

Industrials—9.2%
*American Reprographics Company	433,384	13,344
Frozen Food Express Industries, Inc.	902,303	9,149
*GEO Group, Inc.	921,246	26,808
*Hudson Highland Group, Inc.	301,635	6,452
*InnerWorkings, Inc.	1,679,752	26,910
*Kforce, Inc.	1,219,650	19,490
*Mobile Mini, Inc.	450,564	13,156
*NCI Building Systems, Inc.	254,908	12,575

		127,884

Financials—7.7%
*Banctec, Inc.** (restricted)	1,809,982	14,480
*First Cash Financial Services, Inc.	569,889	13,358
*FirstService Corporation†	545,721	19,657
*Marlin Business Services Corporation	832,213	17,734
National Financials Partners Corporation	468,450	21,694
*Signature Bank New York	601,373	20,507

		107,430

Energy—4.4%
*Carrizo Oil & Gas, Inc.	86,397	3,583
*Edge Petroleum Corporation	699,054	9,794
*Oil States International, Inc.	422,192	17,453
*Petrohawk Energy Corporation	1,877,867	29,783

		60,613

Consumer Staples—0.9%
*Overhill Farms, Inc.	1,903,720	10,699
*Physicians Formula Holdings, Inc.	132,220	2,079

		12,778

Total Common Stock—98.1% (Total Cost $1,169,503)		1,361,719

Investment in Warrants
*Motorcar Parts of America, Inc.**	111,575	—
*Think Partnership, Inc., 2011, $2.50**	1,424,000	698
*Think Partnership, Inc., 2011, $3.05**	448,409	—
*Think Partnership, Inc., 2011, $4.00**	224,205	—
*Zila, Inc., 2011, $2.21**	2,271,528	—

Total Investment in Warrants—0.1% (cost $0)		698

See accompanying Notes to Financial Statements.

20 Semi-Annual Report	June 30, 2007

Small Cap Growth Fund

Portfolio of Investments, June 30, 2007 (all dollar amounts in thousands) (unaudited)

Issuer	Shares or Principal Amount	Value

Investment in Affiliate
William Blair Ready Reserves Fund	5,496,989	$5,497

Total Investment in Affiliate—0.4% (cost $5,497)		5,497

Short-Term Investments
American Express Demand Note, VRN 5.170%, due 7/2/07	$3,110,000	3,110
Prudential Funding Demand Note, VRN 5.305%, due 7/2/07	2,702,000	2,702

Total Short-Term Investments—0.4% (cost $5,812)		5,812

*Non-income producing securities

ADR = American Depository Receipt

† = U.S. listed foreign security

VRN = Variable Rate Note

** = Fair valued pursuant to Valuation Procedures adopted by the Board of Trustees. The holdings represents 2.2% of the Fund’s net assets at June 30, 2007. These securities were also deemed illiquid pursuant to Liquidity Procedures approved by Board of Trustees.

Issuer	Principal Amount	Value

Repurchase Agreement
Investors Bank & Trust Company, 4.50% dated 6/29/2007, due 7/02/2007, repurchase price $8,645, collateralized by SBA Pool #506485	$8,641,962	$8,642

Total Repurchase Agreement—0.6% (cost $8,642)		8,642

Total Investments—99.6% (cost $1,189,454)		1,382,368
Cash and other assets, less liabilities—0.4%		5,678

Net assets—100.0%		$1,388,046

If a Fund’s portfolio holding represents ownership of 5% or more of the voting securities of a company, the company is deemed to be an affiliate as defined in the Investment Company Act of 1940. The Small Cap Growth Fund had the following transactions during the period ended June 30, 2007 with affiliated companies:

	Share Activity				Period Ended June 30, 2007
					(in thousands)
Security Name	Balance 12/31/2006	Purchases	Sales	Balance 6/30/2007	Value	Dividends Included in Income
4 Kids Entertainment, Inc.	696,575	23,800	17,897	702,478	$10,537	$—
Access Integrated Technologies, Inc.	1,530,387	740,427	56,833	2,213,981	17,911	—
Century Casinos, Inc.	1,546,133	75,400	56,300	1,565,233	14,080	—
DG Fastchannel, Inc	971,150	555,237	399,557	1,126,830	22,965	—
Duckwall-ALCO Stores, Inc.	325,133	80,705	—	405,838	15,138	—
Frozen Food Express Industries, Inc.	894,816	30,400	22,913	902,303	9,149	28
Granite City Food & Brewery, Ltd.	—	1,372,423	—	1,372,423	7,480	—
Kona Grill, Inc.	764,729	—	6,800	757,929	12,302	—
Lifecore Biomedical, Inc.	1,117,713	29,700	52,301	1,095,112	17,379	—
Marlin Business Services Corp.	756,915	96,400	21,102	832,213	17,734	—
Optimal Group, Inc.	2,150,379	780,542	71,013	2,859,908	21,592	—
Overhill Farms, Inc.	1,903,720	—	—	1,903,720	10,699	—
Providence Service Corporation	548,734	294,699	21,572	821,861	21,960	—
Santarus, Inc.	3,588,835	113,500	70,863	3,631,472	18,775	—
Stratasys, Inc.	590,537	19,400	609,937	—	—	—
Think Partnership, Inc.	4,627,970	125,400	127,100	4,626,270	13,833	—
Trinity Biotech plc-ADR	95,627	1,074,353	27,131	1,142,849	13,268	—
Volterra Semiconductor Corporation	1,842,933	57,700	44,015	1,856,618	26,364	—
Website Pros, Inc.	—	1,331,800	—	1,331,800	12,546	—
Zila, Inc.	7,312,888	—	75,500	7,237,388	10,060	—

					$293,772

See accompanying Notes to Financial Statements.

June 30, 2007	William Blair Funds 21

Harvey H. Bundy, III

Robert C. Lanphier, IV

David P. Ricci

MID CAP GROWTH FUND

The Mid Cap Growth Fund primarily invests in a diversified portfolio of common stocks of medium-sized domestic growth companies.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

How did the Fund perform in the first six months of 2007? How did the Fund’s performance compare to its benchmark?

The Mid Cap Growth Fund posted a 12.91% increase on a total return basis (Class N Shares) for the six month period ending June 30, 2007. By comparison, the Fund’s benchmark, the Russell Midcap Growth® Index, gained 10.97% during the period.

What were the most significant factors impacting Fund performance? What factors were behind the Fund’s performance versus the benchmark?

The domestic equity market posted an impressive return during the first half of 2007. The Russell Midcap Growth Index returned 10.97%, more than a full year’s return from a long-term historical perspective. Mid caps finished ahead of their large and small cap counterparts during the period. From a style perspective within the mid cap space, growth stocks have outperformed their value peers by over 2% thus far in 2007. This style dynamic has been maintained since the Federal Reserve stopped raising interest rates in August of 2006.

Although the market turned in positive results during the first quarter, the bulk of the year’s return came during the second quarter. The year began relatively slowly during January and February as many companies guided Wall Street to lower earnings growth expectations for the coming year. This brief skittishness culminated in a short-lived market sell-off prompted by rising sub-prime mortgage defaults, a fall off in housing starts and volatility in the Chinese stock market that made investors question the resiliency of the global financial markets. However, the market rebounded in March and maintained that momentum throughout the second quarter. This momentum was helped by increasingly encouraging data points about the global economy and the US industrial economy outside of residential real estate. The market strength was also aided by a continued robust environment for mergers and acquisitions and corporate stock repurchase programs.

The Mid Cap Growth Fund’s outperformance of the Russell Midcap Growth Index during the first half of 2007 was due to strong stock selection. This was most pronounced in the Financials sector, but it was also a significant contributor in the Health Care and Consumer Discretionary sectors. The Fund’s smaller than benchmark average market capitalization was a positive contributor as well. Stock selection in the Industrials sector was the largest detractor from relative performance. Although hard to measure on a relative basis, the Fund benefited from merger and acquisition activity that also helped the market as a whole. Six of the Fund’s holdings announced either that they were being taken private or being purchased by another public company during the first half of the year.

What were among the best performing investments for the Fund?

Two of the best performing stocks for the Fund were Investors Financial Services Corporation and MedImmune.

Investors Financial is a global trust and custody bank. After reporting solid earnings results during January, the company announced in early February that it was being acquired by State

22 Semi-Annual Report	June 30, 2007

Street Bank and Trust Company at a sizeable premium to the then current price. The transaction closed in the third quarter and we liquidated the Fund’s holding prior to that event.

MedImmune is a biotechnology company. Its products are used to prevent and treat infectious diseases, inflammatory diseases and cancer. We had originally purchased the company in large part due to our opinion that the market was undervaluing their significant pipeline of new drugs. During April, AstraZeneca PLC announced it would be acquiring MedImmune for a significant premium to its then market price.

What were among the weakest performing investments for the Fund?

Two of the weakest performing stocks for the Fund were Network Appliance and Corporate Executive Board.

Network Appliance sells data storage and management solutions to corporate customers. The company reported a disappointing quarter during May. The company noted weakness in end market demand which suggests IT buyers are being cautious in the near term. We added to our position on this weakness as the company continues to take market share and we feel the long term growth potential of this company remains intact.

Corporate Executive Board sells subscription-based, best-practices research on a variety of pertinent topics to corporate leaders. During the first quarter, the company had announced a disappointing quarter. We had managed the position down after observing slowing revenue growth and cross selling patterns with existing clients. This was explained by management as a sales force execution issue, and we sought evidence as to whether this was a one-time event, or if the company’s market opportunity was perhaps becoming saturated. After seeing the company’s earnings report in April, we feel this may be a bigger issue from a growth perspective (not enough new products and not enough corporate demand for additional research services). We therefore decided to exit the position.

What is your current outlook?

In May as the economy seemed to be stronger than most expected, interest rates began to move higher on fears that the Federal Reserve may have to move interest rates higher to preempt any pick up in inflation. The relatively flat market returns experienced during June would suggest investors are still concerned about the potential inflationary effects of the current economic strength. However, core inflation remains at a reasonable level and we remain—as we have for the past few quarters—in a balance of healthy economic activity and moderate inflation. The consumer remains arguably the largest risk to the economy and equity markets. With higher energy prices, continued weakness in housing activity and rising defaults in the sub-prime mortgage market, pressure on consumer spending remains significant. Fortunately, employment trends remain solid and continue to offset weakness related to housing. Regardless of the macro issues facing the market, we continue to find high quality stocks that offer above-average growth opportunities. We believe that as overall earnings growth becomes less broad-based, investors will rotate to stocks with more company-specific and sustainable growth initiatives.

June 30, 2007	William Blair Funds 23

Mid Cap Growth Fund

Performance Highlights (unaudited)

Average Annual Total Return at 6/30/2007

	Year to Date	1 year	Since Inception(a)
Mid Cap Growth Fund Class N	12.91%	18.46%	12.51%
Mid Cap Growth Fund Class I	13.16	18.94	12.91
Russell Midcap® Growth Index	10.97	19.73	10.89
(a)	For the period from February 1, 2006 (Commencement of Operations) to June 30, 2007.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller and medium capitalization companies involves special risks, including higher volatility and lower liquidity. Mid Cap stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell Mid Cap Growth® Index is an index that is constructed to provide a comprehensive and unbiased barometer of the mid-cap growth market.

This report identifies the Fund’s investments on June 30, 2007. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total investment portfolio.

24 Semi-Annual Report	June 30, 2007

Mid Cap Growth Fund

Portfolio of Investments, June 30, 2007 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks
Information Technology—28.8%
*Activision, Inc.	55,695	$1,040
*Autodesk, Inc.	8,640	407
*Cognizant Technology Solutions, Class “A”	10,165	763
*F5 Networks, Inc.	6,779	546
*FLIR Systems, Inc.	19,850	918
*Intuit, Inc.	25,530	768
*Iron Mountain, Inc.	28,567	747
*j2 Global Communications, Inc.	24,765	864
Jabil Circuit, Inc.	47,395	1,046
Maxim Intergrated Products, Inc.	13,920	465
Microchip Technology, Inc.	14,985	555
*Network Appliance, Inc.	24,256	708
Paychex, Inc.	34,815	1,362
*Silicon Laboratories, Inc.	22,620	783
*ValueClick, Inc.	9,510	280

		11,252

Health Care—19.3%
C.R. Bard, Inc.	9,605	794
*Express Scripts, Inc., Class “A”	21,724	1,086
*Healthways, Inc.	15,015	711
*IDEXX Laboratories, Inc.	10,435	987
IMS Health, Incorporated	21,405	688
*Integra LifeSciences Holdings Corporation	13,505	667
*Kyphon, Inc.	14,529	700
Pharmaceutical Product Development, Inc.	31,045	1,188
*ResMed, Inc.	17,245	712

		7,533

Consumer Discretionary—17.2%
*Dick’s Sporting Goods, Inc.	7,195	419
Lamar Advertising Company, Class “A”	6,325	397
*Laureate Education, Inc.	20,280	1,250
*Life Time Fitness, Inc.	23,510	1,251
*O’Reilly Automotive, Inc.	21,483	785
PetSmart, Inc.	22,785	739
Strayer Education, Inc.	6,390	842
*Tractor Supply Company	19,876	1,035

		6,718

Industrials — 11.6%
C. H. Robinson Worldwide, Inc.	7,565	397
Fastenal Company	30,555	1,279
Precision Castparts Corp.	4,140	503
Robert Half International, Inc.	16,285	594
Rockwell Automation, Inc.	8,410	584
Rockwell Collins, Inc.	10,985	776
*Stericycle, Inc.	9,350	416

		4,549

*Non-income producing securities

VRN = Variable Rate Note

† = U.S. listed foreign security

Issuer	Shares or Principal Amount	Value

Common Stocks—(Continued)
Energy—8.5%
*Grant Prideco, Inc.	13,350	$719
Smith International, Inc.	16,230	952
*Southwestern Energy Company	5,630	250
*Ultra Petroleum Corp.†	13,485	745
XTO Energy Corporation	11,300	679

		3,345

Financials—5.0%
*Affiliated Managers Group, Inc.	8,005	1,031
BOK Financial Corporation	5,590	299
*IntercontinetalExchange, Inc.	4,263	630

		1,960

Materials—2.5%
Airgas, Inc.	8,920	427
Ecolab Inc.	12,570	537

		964

Consumer Staples—2.3%
*Hansen Natural Corporation	9,890	425
Whole Foods Market, Inc.	12,360	474

		899

Total Common Stock—95.2% (cost $33,637)		37,220

Investment in Affiliate
William Blair Ready Reserves Fund	109,861	110

Total Investment In Affiliate—0.3% (cost $110)		110

Short-Term Investment
Prudential Funding Demand Note, VRN 5.305%, due 7/2/07	$324,000	324

Total Short-Term Investment—0.8% (cost $324)		324

Repurchase Agreement
Investors Bank & Trust Company, 4.50% dated 6/29/2007, due 7/2/2007, repurchase price $1,384, collateralized by SBA Pool # 505656	$1,383,259	1,383

Total Repurchase Agreement—3.5% (cost $1,383)		1,383

Total Investments—99.8% (cost $35,454)		39,037
Cash and other assets, less liabilities—0.2%		74

Net Assets—100%		$39,111

See accompanying Notes to Financial Statements.

June 30, 2007	William Blair Funds 25

Karl W. Brewer

Harvey H. Bundy, III

Robert C. Lanphier, IV

SMALL-MID CAP GROWTH FUND

The Small-Mid Cap Growth Fund primarily invests in a diversified portfolio of common stocks of small and medium-sized domestic growth companies that the Advisor expects to experience solid growth in earnings.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

How did the Fund perform in the first six months of 2007? How did the Fund’s performance compare to its benchmark?

The Small-Mid Cap Growth Fund gained 13.27% on a total return basis (Class N Shares) for the six month period ending June 30, 2007. By comparison, the Fund’s benchmark, the Russell 2500 Growth™ Index, increased11.30% during the period.

What were the most significant factors impacting Fund performance? What factors were behind the Fund’s performance versus the benchmark?

The domestic equity market posted a substantial return during the first half of 2007. The Russell 2500 Growth™ Index returned 11.30%, more than a full year’s return from a long-term historical perspective. Looking across the entire market cap spectrum, mid caps finished ahead of small caps, and both finished ahead of the large caps. Drilling down further into the Russell benchmarks, the “small-mid” asset class finished ahead of the pure “mid” space as the Russell Midcap Growth Index returned 10.97%. This was due to significant strength in the roughly $2-4 billion market cap range – which constitutes roughly 40% of the Russell 2500 Growth™ Index. The growth investment style outperformed the value style within the small-mid cap space by over 5% in the first half of 2007, continuing a trend that has persisted since the Federal Reserve ceased raising interest rates in August of 2006.

Although the market turned in positive results during the first quarter, the bulk of the year’s return came during the second quarter. The year began relatively slowly during January and February as many companies guided Wall Street to lower earnings growth expectations for the coming year. This brief skittishness culminated in a short-lived market correction prompted by rising sub-prime mortgage defaults, a fall off in housing starts and volatility in the Chinese stock market that tested the resiliency of the global financial markets. Domestic equities rebounded in March and maintained that momentum throughout the second quarter. This momentum was helped by increasingly encouraging data points about the global economy and the US industrial economy outside of residential real estate. The market strength was also aided by a continued robust environment for mergers and acquisitions and corporate stock repurchase programs.

The Small-Mid Cap Growth Fund turned in positive results across all economic sectors during the first half of the year. The most significant factor in the Fund’s outperformance of the Russell 2500 Growth™ Index was strong stock selection in the Financials sector. Information Technology and Energy stock selection produced sizeable relative strength as well. On the downside, Industrials stock selection was the biggest detractor relative to the benchmark. The average market capitalization of the Fund’s holdings was larger than the benchmark’s average, which also detracted from relative performance. This was due to being underweight the aforementioned $2-4 billion market cap range that witnessed significant strength during the quarter. Although hard to measure on a relative basis, the Fund’s absolute performance benefited from the merger and acquisition activity that also helped the market as a whole. Five of the Fund’s holdings announced that they were being acquired during the first half of the year.

26 Semi-Annual Report	June 30, 2007

What were among the best performing investments for the Fund?

Two of the best performing stocks during the period were WebEx Communications and SurModics.

WebEx develops and markets various web-based services. The stock experienced two legs of appreciation during the early part of 2007. First, the company released an impressive earnings report in early February and, at the same time, increased forward revenue and earnings expectations. However, the main reason for the stock’s solid return was Cisco Systems’ announcement that they would be acquiring the company.

SurModics is the market leader in surface modification and drug delivery technologies in the healthcare industry. The company’s main exposure currently is in the drug coated stent market but it continues to develop relationships with many of the large medical device and pharmaceutical companies in order to develop additional uses for its proprietary technologies. In June, SurModics announced that it was entering an agreement with Merck to develop and commercialize products using Merck’s drug compounds and SurModics’ I-Vation drug delivery system to treat various retinal diseases in the ophthalmology market.

What were among the weakest performing investments for the Fund?

Two of the weakest performing stocks for the Fund were ResMed and Corporate Executive Board.

ResMed develops, manufactures and distributes medical equipment, primarily for treating, diagnosing and managing sleep apnea. In April, ResMed initiated a recall of its S8 flow generator product, which amounted to replacing 300,000 units. Although a third party was hired to handle the bulk of this job, we believe that the company’s sales representatives spent more time than expected handling customer issues related to the recall, which led to lost selling time. As a result, investors have lowered revenue and earnings projections, which has negatively affected the stock price.

Corporate Executive Board sells subscription-based, best-practices research on a variety of pertinent topics to corporate leaders. During the first quarter, the company had announced a disappointing quarter. We had managed the position down after observing slowing revenue growth and cross selling patterns with existing clients. This was explained by management as a sales force execution issue, and we sought evidence as to whether this was a one-time event, or if the company’s market opportunity was perhaps becoming saturated. After seeing the company’s earnings report in April, we felt this may be a bigger issue from a growth perspective (not enough new products and not enough corporate demand for additional research services). We therefore decided to exit the position.

What is your current outlook?

In May as it became apparent that the U.S. economy was gaining momentum, interest rates began to move higher on the realization that the Federal Reserve may have to move interest rates higher to preempt inflationary pressures. The relatively flat market returns experienced during June would suggest investors are still concerned about the potential inflationary effects of the current economic strength. However, core inflation remains at a reasonable level and the United States remains—as it has for the past few quarters—in a balance of healthy economic activity and moderate inflation. The American consumer remains arguably the “most significant uncertainty” to the economy and equity markets. With higher energy prices, continued weakness in housing activity and rising defaults in the sub-prime mortgage market, pressure on consumer spending remains significant. Fortunately, employment trends remain solid and continue to offset weakness related to housing. Regardless of the macro issues facing the market, we continue to find high quality stocks that offer above-average growth opportunities. We believe that as overall earnings growth becomes less broad-based, investors will rotate to stocks with more company-specific and sustainable growth initiatives.

June 30, 2007	William Blair Funds 27

Small-Mid Cap Growth Fund

Performance Highlights (unaudited)

Average Annual Total Return at 6/30/2007

	Year to Date	1 Year	3 Year	Since Inception(a)
Small-Mid Cap Growth Fund Class N	13.27%	18.23%	13.40%	13.31%
Small-Mid Cap Growth Fund Class I	13.40	18.59	13.68	13.58
Russell 2500™ Growth Index	11.30	19.03	13.60	13.06
(a)	For the period from December 29, 2003 to June 30, 2007.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller and medium capitalization companies involves special risks, including higher volatility and lower liquidity. Small and Mid cap stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 2500™ Growth Index measures the performance of those Russell 2500 companies with above average price-to-book ratios and forecasted growth rates.

This report identifies the Fund’s investments on June 30, 2007. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total investment portfolio.

28 Semi-Annual Report	June 30, 2007

Small-Mid Cap Growth Fund

Portfolio of Investments, June 30, 2007 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks
Information Technology—25.9%
*Activision, Inc.	153,939	$2,874
*Autodesk, Inc.	25,030	1,178
*Cybersource Corporation	36,200	437
*Euronet Worldwide, Inc.	105,923	3,089
*Intuit, Inc.	58,680	1,765
*Iron Mountain, Inc.	92,146	2,408
*j2 Global Communications, Inc.	83,000	2,897
Jabil Circuit, Inc.	123,095	2,717
Microchip Technology, Inc.	37,285	1,381
*Nuance Communications, Inc.	162,590	2,720
*PDF Solutions, Inc.	70,600	835
*Silicon Laboratories, Inc.	52,990	1,834
*Transaction Systems Architects, Inc.	34,390	1,157
*Ultimate Software Group, Inc.	61,410	1,777
United Online, Inc.	69,280	1,142
*ValueClick, Inc.	29,117	858
*VistaPrint Limited†	17,600	673

		29,742

Health Care—21.4%
C.R.Bard, Inc.	17,220	1,423
*DJO, Inc.	43,880	1,811
*Healthways, Inc.	54,065	2,561
*IDEXX Laboratories, Inc.	19,310	1,827
IMS Health, Incorporated	61,270	1,969
*Integra LifeSciences Holdings Corporation	51,825	2,561
*Kyphon, Inc.	62,355	3,002
Pharmaceutical Product Development, Inc.	86,125	3,296
*PSS World Medical, Inc.	85,545	1,559
* ResMed, Inc.	42,710	1,762
* Santarus, Inc.	93,600	484
*SurModics, Inc.	45,570	2,279

		24,534

Consumer Discretionary—19.6%
*Apollo Group, Inc., Class “A”	23,270	1,360
*Coinstar, Inc.	70,708	2,226
*Jarden Corporation	46,980	2,021
Lamar Advertising Company, Class “A”	17,905	1,124
*Laureate Education, Inc.	60,789	3,748
*Life Time Fitness, Inc.	53,870	2,867
*O’Reilly Automotive, Inc.	66,735	2,439
PetSmart, Inc.	52,035	1,689
*Shuffle Master, Inc.	59,470	987
Strayer Education, Inc.	13,760	1,812
*Tractor Supply Company	42,290	2,201

		22,474

*Non-income producing securities

VRN = Variable Rate Note

† = U.S. listed foreign security

Issuer	Shares or Principal Amount	Value

Common Stocks—(continued)
Industrials—13.0%
*Allegiant Travel Company	30,090	$925
C.H. Robinson Worldwide, Inc.	24,040	1,263
*Corrections Corporation of America	40,490	2,555
Fastenal Company	91,345	3,824
*Houston Wire & Cable Company	21,180	602
*InnerWorkings, Inc.	78,920	1,264
*Kforce, Inc.	100,190	1,601
Rockwell Collins, Inc.	40,240	2,842

		14,876

Energy—7.4%
*Grant Prideco, Inc.	49,465	2,663
Smith International, Inc.	41,145	2,413
*Southwestern Energy Company	41,880	1,864
*Ultra Petroleum Corp.†	27,725	1,531

		8,471

Financials—6.1%
*Affiliated Managers Group, Inc.	19,735	2,541
*IntercontinentalExchange, Inc.	11,085	1,639
*Philadelphia Consolidated Holding Corp.	23,300	974
*Signature Bank New York	53,010	1,807

		6,961

Materials—3.3%
Airgas, Inc.	59,085	2,830
The Scotts Miracle-Gro Company	23,930	1,028

		3,858

Consumer Staples—1.1%
*Hansen Natural Corporation	28,780	1,237

Total Common Stock—97.8% (cost $92,162)		112,153

Investment in Affiliate
William Blair Ready Reserves Fund	21,341	21

Total Investment In Affiliate—0.0% (cost $21)		21

Short-Term Investment
Prudential Funding Demand Note, VRN 5.305%, due 7/2/07	$504,000	504

Total Short-Term Investment—0.4% (cost $5,04)		504

Repurchase Agreement
Investors Bank & Trust Company, 4.50% dated 6/29/2007, due 7/2/2007, repurchase price $2,205, collateralized by SBA Pool #505831	$2,204,136	2,204

Total Repurchase Agreement—1.9% (cost $2,204)		2,204

Total Investments—100.1% (cost $94,891)		114,882
Liabilities, plus cash and other assets—(0.1)%		(147)

Net Assets—100%		$114,735

See accompanying Notes to Financial Statements.

June 30, 2007	William Blair Funds 29

INTERNATIONAL MARKETS OVERVIEW

Powerful economic momentum continues to be the driving force behind positive global equity returns. Of the 42 countries whose growth is tracked by the Economist, over two thirds are currently reporting real growth above 3%; the median growth rate for emerging market economies is 6.1%. Among G7 economies, only the US is below its trend rate of growth, held back by the ongoing housing slowdown.

Listed companies outside the US, as represented by the MSCI All Country World ex US Index, have shown remarkable profit gains over the last five years, with 14% annual growth leading to a historically high return on equity of 20%. Strong underlying growth combined with improving productivity and balance sheet management have produced exceptional cash flow and value creation. In turn, with capital costs and inflation subdued, the environment for equity returns overall, and for buyouts and M&A activity in particular, has been consistently strong.

Capital flows to both bonds and equities have followed these growth trends, especially in emerging markets. Corporate bonds and emerging market sovereign debt have strengthened, while historically volatile equity subclasses (small cap and emerging markets) have outperformed.

Since the global recovery began in 2003, there have been three ‘hypotheticals’ that have acted as braking mechanisms on equity returns: concern that a US-led slowdown would stall global growth; concern that commodity price increases and high utilization rates might spill over into wage and price inflation; and worries that either lower growth or higher interest rates could destabilize credit and liquidity and cause a financial accident.

Most recently, in the second quarter, both inflation and financial risk have been in the headlines. In May, US and European rates rose significantly on fears of an inflation/tightening cycle, and in June, the Bear Stearns hedge fund dislocations gave rise to speculation that mortgage-related derivatives might carry the seeds of systemic financial risk.

The market corrections associated with these events seem to have been orderly adjustments to relatively cautious changes in consensus expectations. Risk-awareness seems relatively close to the surface among market participants; there are few if any signs of any kind of asset bubble, in spite of widespread efforts to identify one (or more).

Outlook

For the present, the global economy and financial markets continue to function in relatively stable equilibrium. Anomalies like isolated property booms, errant exchange rates, hedge fund stresses, and weakness in the US mortgage market are relatively minor in the context of a global economy adding nearly $2 trillion a year in output. Global saving seems to be funding a level of real investment activity adequate to sustain non-inflationary growth; consumption growth is reasonably well-balanced across income strata and regions; and capital market activity is well within rational valuation parameters.

Risks and challenges to the sustainability of growth have historically increased with the age of the economic cycle, and the potential for imbalances continues to exist. The conventional end-of-cycle overheating scenario probably remains the key risk to monitor (along with rising tensions in the Middle East), but a more stable phase of expansion may continue to provide a relatively benign market environment for some time to come.

30 Semi-Annual Report	June 30, 2007

W. George Greig

INTERNATIONAL GROWTH FUND

The International Growth Fund invests primarily in common stocks of foreign growth companies.

AN OVERVIEW FROM THE PORTFOLIO MANAGER

See page 30 for the International Markets Overview.

How did the Fund perform over the first half of the year? How did the Fund’s performance compare to its benchmark?

The International Growth Fund posted a 11.66% gain (Class N Shares) for the six months ended June 30, 2007. By comparison, the Fund’s benchmark, the Morgan Stanley Capital International (MSCI) All Country World (ACWI) ex-US Index, rose 12.58%.

What were the most significant factors impacting international markets during the first six months of the year?

Non-US markets were strong during the first half of 2007, buoyed by strong results in emerging markets, Canada, Europe and the Pacific Rim. However, the first six months were punctuated by periods of volatility as investors were concerned in the first quarter about the US subprime mortgage market resulting in slowing US consumer demand and its impact on global growth. In the second quarter, investors became concerned about the prospects of a protracted global increasing interest rate environment as the US economy appeared to accelerate and demand for industrial and consumer goods and services remained strong globally. In addition, worries about the impact of US subprime mortgages on the financial industry, including hedge funds, caused apprehension regarding overall financial system risk. Despite these fears, the market returned 12.58% through June 30, as measured by the MSCI ACWI ex-US Index, with most of the performance coming during the second quarter. Emerging markets outpaced their developed counterparts, returning 17.75%, as compared to the MSCI Europe, Asia and Far-East (EAFE) Index, which rose 11.09% in US dollar terms. Materials, Industrials and Energy were the strongest sectors year to date, while Financials and Health Care lagged.

What factors were behind the Fund’s performance versus the benchmark?

Within this environment, the Fund trailed the benchmark during the second quarter, and therefore year to date. The primary detractor to relative results was the Fund’s overall sector positioning during the second quarter despite strong stock selection across most sectors, as it was underweighted in Materials and Energy, which gained and overweighted in the Consumer sectors, which lagged. In addition, Materials and Industrials stock selection, while strong on an absolute basis, trailed comparable Index results. Within Materials, there were several Japanese and UK stocks that dragged on results, while relative Industrials performance was hampered by airline-related companies, coupled with underperformance in Japan. While stock selection was strong across most sectors during the first half of the year, the most significant value added was in Health Care, Energy, and Telecommunication Services. Within Health Care, the focus on diagnostics and medical technology at the expense of pharmaceuticals added value, while energy stock selection benefited from the focus on energy services, engineering, and high production growth exploration and production companies. Telecommunication Services stock selection was bolstered by alternative cable providers in Europe, coupled with emerging markets mobile phone companies, which benefited from strong subscriber growth during the period. The Fund’s

June 30, 2007	William Blair Funds 31

higher weightings in Industrials added value, as did its underweighting in the underperforming Financials sector. Stock selection was strong across most regions, with the most significant value added in Pacific ex-Japan, particularly in Australia and Singapore. At the margin, regional positioning also added value during the period.

How is the Fund positioned?

As of June 30, the Fund was overweighted in Pacific ex-Japan, emerging Asia and Latin America versus the Index, and significantly underweighted in Japan. These weightings were largely the result of relative growth opportunities available in these markets. The Fund maintained its focus on the Consumer area, particularly in European Consumer Staples and emerging markets Consumer Discretionary and Staples companies. In addition, Industrials remained a significant percentage of the Fund, with a concentration on companies exposed to the aircraft, commodity, and energy complexes, coupled with those exposed to additional infrastructure spending globally. Financials, although underweighted versus the Index, was the largest sector at approximately 26% of the Fund, and was focused in companies exposed to capital markets, real estate, and securities exchanges. While the weighting in Materials and Telecommunication Services remained underweighted versus the benchmark, these weightings increased as additional names were added in these sectors during the quarter.

32 Semi-Annual Report	June 30, 2007

International Growth Fund

Performance Highlights (unaudited)

Average Annual Total Return at 6/30/2007

	Year to Date	1 Year	3 Year	5 Year	10 Year	Since Inception
International Growth Fund Class N	11.66%	29.69%	24.37%	18.80%	14.55%	—%
International Growth Fund Class I	11.85	30.08	24.70	19.12	—	13.96	(a)
MSCI All Country World Ex-US Index	12.58	30.15	25.03	19.93	8.58	9.18	(a)
Lipper International Index	10.86	27.69	22.61	17.42	8.47	—
(a)	For the period from October 1, 1999 to June 30, 2007.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) All Country World Ex-US Index is an unmanaged index that includes developed and emerging markets and reduced Japanese portion, making it more comparable to the International Growth Fund in terms of investment approach.

The Lipper International Index is a composite of international growth mutual funds.

This report identifies the Fund’s investments on June 30, 2007. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total investment portfolio.

June 30, 2007	William Blair Funds 33

International Growth Fund

Portfolio of Investments, June 30, 2007 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks—Europe—33.2%
Austria—1.5%
Erste Bank (Commercial banks)	458,592	$35,743
Raiffeisen International Bank (Commercial banks)	470,054	74,244

		109,987

Belgium—1.3%
InBev NV (Beverages)	1,229,500	97,383

Finland—0.5%
Nokian Renkaat OYJ (Auto components)	1,062,800	37,234

France—10.9%
April Group S.A. (Insurance)	203,139	10,675
AXA (Insurance)	2,682,100	115,291
Capgemini S.A. (IT services)	781,400	57,127
EDF Energies Nouvelles S.A. (Electric utilities)	469,805	30,753
Essilor International (Health care equipment & supplies)	474,900	56,563
Eurazeo (Diversified financial services)	339,702	49,088
Group Danone (Food products)	1,220,600	98,583
Iliad S.A. (Internet software & services)	268,950	27,091
Klepierre (Real estate investment trusts)	138,500	23,453
L’Oreal S.A. (Personal products)	875,100	103,437
LVMH Moet Hennessey Louis Vuitton SA (Textiles, apparel & luxury goods)	732,900	84,331
*Orpea (Health care providers & services)	187,312	19,685
*Seloger.com (Media)	271,400	15,068
Veolia Environnement (Multi-utilities)	1,334,813	104,837

		795,982

Germany—1.6%
*Colonia Real Estate AG (Real estate management & development)	227,900	9,565
CTS Eventim AG (Media)	242,903	11,972
*Q-Cells AG (Electrical equipment)	494,420	42,649
Solarworld AG (Electrical equipment)	644,200	29,739
*Wire Card AG (Commercial services & supplies)	1,560,400	20,988

		114,913

Greece—1.8%
Coca-Cola Hellenic Bottling S.A. (Beverages)	845,571	38,911
EFG Eurobank (Commercial banks)	803,760	26,186
Jumbo S.A. (Leisure equipment & products)	599,700	20,739
National Bank of Greece (Commercial banks)	747,152	42,542

		128,378

Ireland—1.7%
Anglo Irish Bank plc (Commercial banks)	3,086,800	63,352
Kingspan Group plc (Building products)	1,517,100	42,552
United Drug plc (Health care providers & services)	2,625,500	14,365

		120,269

Italy—3.0%
Azimut Holding SpA (Capital markets)	1,481,600	25,299
Credito Emiliano SpA (Commercial banks)	1,379,400	19,543
Luxottica Group SpA (Textiles, apparel & luxury goods)	1,049,400	40,766

Issuer	Shares	Value

Common Stocks—Europe—(continued)
Italy—(continued)
Saipem SpA (Energy equipment & services)	3,308,000	$112,870
Tod’s SpA (Textiles, apparel & luxury goods)	246,700	22,015

		220,493

Netherlands—1.2%
*Qiagen NV (Life science tools & services)	1,227,600	22,055
Royal Numico NV (Food products)	861,800	44,784
*Tomtom NV (Software)	432,500	22,055

		88,894

Norway—0.8%
Acergy S.A. (Energy equipment & services)	1,767,700	39,796
*Electromagnetic GeoServices AS (Energy equipment & services)	1,033,600	20,858

		60,654

Spain—1.7%
Grifols S.A. (Biotechnology)	2,046,412	44,334
Industria De Textile (Specialty retail)	849,600	50,007
Tecnicas Reunidas S.A. (Construction & engineering)	409,100	27,498

		121,839

Sweden—1.0%
Ericsson (LM) (Communications equipment)	11,691,000	46,634
Hemtex AB (Specialty retail)	331,300	6,347
Nobia AB (Specialty retail)	1,783,950	22,218

		75,199

Switzerland—6.2%
ABB Ltd. (Electrical equipment)	5,645,100	127,284
*Barry Callebaut AG (Food products)	35,550	26,911
EFG International (Capital markets)	789,700	36,311
Geberit AG (Building products)	196,280	33,444
Kuehne & Nagel International AG (Marine)	670,940	61,795
Nobel Biocare Holdings AG (Health care equipment & supplies)	109,950	35,891
Partners Group Global Opporunites, Ltd. (Capital markets)	217,278	29,155
Roche Holdings AG (Pharmaceuticals)	427,700	75,783
SGS S.A. (Commercial services & supplies)	18,710	22,124

		448,698

United Kingdom—17.6%
Amlin plc (Insurance)	4,931,800	27,648
Ashmore Group plc (Capital markets)	2,382,800	12,839
*Autonomy Corporation plc (Software)	2,136,500	30,646
BG Group plc (Oil, gas & consumable fuels)	6,209,200	101,784
*Blinkx plc (Internet software & services)	3,836,900	3,352
*BlueBay Asset Management plc (Capital markets)	1,716,900	16,967
*Cairn Energy plc (Oil, gas & consumable fuels)	855,481	30,154
Capita Group plc (Commercial services & supplies)	5,613,500	81,490
Carphone Warehouse Group plc (Specialty retail)	4,517,180	29,692

See accompanying Notes to Financial Statements.

34 Semi-Annual Report	June 30, 2007

International Growth Fund

Portfolio of Investments, June 30, 2007 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks—Europe—(continued)
United Kingdom—(continued)
Carter & Carter Group plc (Commercial services & supplies)	515,300	$4,955
Detica Group plc (IT services)	2,104,700	16,208
Domino’s Pizza UK & IRL plc (Hotels, restaurants, & leisure)	2,850,540	15,837
HBOS plc (Commercial banks)	3,167,400	62,300
Homeserve plc (Commercial services & supplies)	693,100	24,856
Man Group plc (Capital markets)	6,959,600	84,656
Michael Page International (Commercial services & supplies)	4,596,500	48,290
Northern Rock plc (Thrifts & mortgage finance)	467,850	8,095
Reckitt Benckiser plc (Household products)	2,414,300	132,171
Restaurant Group plc (Hotels, restaurants, & leisure)	2,252,000	14,856
Rightmove plc (Media)	1,574,511	19,743
*Rolls-Royce Group plc (Aerospace & defense)	9,003,300	96,943
*Rolls-Royce Group plc, Class “B” (Aerospace & defense)	532,995,360	1,070
Rotork plc (Electronic equipment & instruments)	1,579,064	28,849
RPS Group plc (Commercial services & supplies)	3,545,000	24,874
Serco Group plc (Commercial services & supplies)	4,877,209	43,966
Tesco plc (Food & staples retailing)	16,116,300	134,839
Tullow Oil plc (Oil, gas & consumable fuels)	2,909,190	28,402
Ultra Electronic Holdings plc (Aerospace & defense)	879,900	19,026
Victrex plc (Chemicals)	611,700	8,745
VT Group plc (Aerospace & defense)	2,472,900	29,080
Xstrata plc (Metals & mining)	1,662,500	98,973

		1,281,306

Emerging Asia—10.9%
China—3.8%
*Belle International Holdings Limited (Specialty retail)	24,204,000	26,714
China Infrastructure Machinery Holdings, Ltd. (Machinery)	9,598,000	20,987
China Mengniu Dairy Co. (Food products)	8,825,000	30,449
China Oilfield Services Limited (Energy equipment & services)	11,974,000	12,087
China Vanke Company Ltd. (Real estate management & development)	18,503,550	38,300
*Focus Media Holding Ltd.—ADR (Media)	362,800	18,321
*Foxconn International (Communications equipment)	11,594,000	33,217
Fu Ji Food & Catering (Hotels, restaurants & leisure)	6,424,000	22,117
Hopson Development Holdings Ltd. (Real estate management & development)	1,925,900	5,416
Lee and Man Paper Manufacturing Ltd. (Containers & packaging)	6,734,000	18,646

Issuer	Shares	Value

Common Stocks—Emerging Asia—(continued)
China—(continued)
Li Ning Co. Ltd. (Leisure equipment & products)	9,334,000	$22,635
Parkson Retail Group Ltd. (Multiline retail)	3,268,000	20,938
Wumart Stores, Inc., Class “H” (Food & staples retailing) **	13,480,000	4,310

		274,137

India—2.5%
Bharat Heavy Electricals Ltd. (Electrical equipment)	496,800	18,790
*Bharti Airtel Ltd. (Wireless telecommunication services)	1,788,200	36,755
Dabur India Ltd. (Personal products)	8,037,450	20,311
Financial Technologies (India) Ltd. (Software)	396,500	29,400
Housing Development Finance Corp. (Thrifts & mortgage finance)	374,800	18,714
Infosys Technologies, Ltd. (IT services)	734,348	34,755
Unitech Limited (Construction & engineering)	1,620,700	20,047

		178,772

Indonesia—0.9%
PT Bank Rakyat Indonesia (Commercial banks)	36,379,500	23,169
PT Telekomunikasi Tbk (Diversified telecommunication services)	39,130,600	42,448

		65,617

Malaysia—1.0%
Bumiputra Commerce Holdings Bhd (Commercial banks)	14,428,800	48,891
Kuala Lumpur Kepong Bhd (Food products)	4,577,550	17,120
Zelan Bhd (Construction & engineering)	2,463,300	8,585

		74,596

South Korea—0.8%
*NHN Corp. (Internet software & services)	323,320	58,852

Taiwan—1.9%
Himax Technologies, Inc.— ADR (Semiconductors & semiconductor equipment)	927,400	5,351
Hon Hai Precision Industry (Electronic equipment & instrument)	8,909,780	76,959
Mediatek Inc. (Semiconductors & semiconductor equipment)	3,651,450	56,811

		139,121

Asia—10.3%
Australia—5.3%
Allco Finance Group, Limited (Capital markets)	2,763,604	24,873
Macquarie Bank, Ltd. (Capital markets)	1,903,200	136,697
Seek Ltd. (Commercial services & supplies)	4,228,163	26,398
United Group Ltd. (Construction & engineering)	1,958,500	27,600
Woolworths Limited (Food & staples retailing)	5,153,300	117,768
WorleyParsons, Ltd. (Energy equipment & services)	1,698,222	48,850

		382,186

See accompanying Notes to Financial Statements.

June 30, 2007	William Blair Funds 35

International Growth Fund

Portfolio of Investments, June 30, 2007 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks—Asia—(continued)
Hong Kong—1.6%
Esprit Holdings Ltd. (Specialty retail)	6,103,000	$77,541
Li & Fung Ltd. (Distributors)	11,153,200	40,145

		117,686

Singapore—3.4%
Capitaland, Ltd. (Real estate management & development)	26,969,000	142,884
Olam International, Ltd. (Food & staples retailing)	11,735,000	23,672
Osim International Ltd. (Specialty retail)	9,957,240	4,631
Raffles Education Corp. Ltd. (Diversified consumer services)	11,779,000	17,561
Singapore Exchange, Ltd. (Diversified financial services)	9,054,000	58,089

		246,837

Japan—9.6%
Aeon Mall Co., Ltd. (Real estate management & development)	1,003,800	30,863
DeNA Co., Ltd. (Internet & catalog retail)	5,283	18,317
Denso Corporation (Auto components)	1,479,600	57,868
En-Japan Inc. (Commercial services & supplies)	4,504	16,782
Fujimi, Inc. (Chemicals)	402,500	10,585
*Fukuoka Financial Group, Inc. (Commercial banks)	7,270,000	48,063
Honeys Company, Ltd. (Specialty retail)	370,400	14,938
*Jupiter Telecommunications Co., Ltd. (Media)	46,518	38,431
*K.K. DaVinci Advisors (Real estate management & development)	18,402	16,065
Kenedix, Inc. (Real estate management & development)	5,962	11,097
Komatsu Ltd. (Machinery)	2,267,800	65,728
Miraial Company, Ltd. (Semiconductors & semiconductor equipment)	85,300	11,788
Nakanishi Inc. (Health care equipment & supplies)	106,000	13,255
Nintendo Co., Ltd. (Software)	231,800	84,571
Nitori Company Ltd. (Specialty retail)	409,920	20,464
Orix Corporation (Consumer finance)	412,400	108,703
Park 24 Co., Ltd. (Commercial services & supplies)	974,900	9,787
Suruga Bank (Commercial banks)	4,063,000	51,204
Yamada Denki Company (Specialty retail)	532,980	55,663
Zensho Company, Ltd. (Hotels, restaurants, & leisure)	1,196,400	11,373

		695,545

Emerging Latin America—6.8%
Brazil—3.3%
*Anhanguera Eduacional Participacoes S.A. (Diversified consumer services)	1,224,600	17,141
*BR Malls Participacoes S.A. (Real estate management & development)	1,939,800	25,240
Companhia Vale do Rio Doce .—ADR (Metals & mining)	1,941,700	86,503
Cyrela Brazil Realty S.A. (Household durables)	1,477,200	18,333

Issuer	Shares	Value

Common Stocks—Emerging Latin America—(continued)
Brazil—(continued)
Iguatemi Empresa de Shopping Centers S.A. (Commercial services & supplies)	844,900	$15,251
Localiza Rent a Car S.A. (Road & rail)	1,509,900	17,032
Lojas Renner S.A. (Multiline retail)	1,123,500	20,851
Submarino S.A.(Internet & catalog retail)	636,400	26,475
Totvs S.A. (Software)	343,900	11,194

		238,020

Chile—0.5%
*Cencosud S.A.—ADR 144A (Specialty retail)	620,130	38,585

Mexico—2.7%
America Movil S.A. (Wireless telecommunication services)	21,001,500	64,850
*Banco Compartamos S.A. de C.V. (Commercial banks)	2,152,200	13,447
*Desarrolladora Homex S.A.—ADR (Household durables)	327,400	19,837
Grupo Aeropuertario Del—ADR (Transportation infrastructure)	262,800	12,962
*Urbi Desarrollos Urbanos S.A. (Household durables)	8,358,600	38,491
Walmart de Mexico (Food & staples retailing)	12,629,600	47,930

		197,517

Panama—0.3%
Copa Holdings S.A., Class “A” (Airlines)†	369,900	24,872

Emerging Europe, Mid-East, Africa—4.4%
Czech Republic—0.2%
*Central European Media Enterprises Ltd. Class “A” (Media)†	177,000	17,272

Egypt—0.8%
Egyptian Financial Group- Hermes Holding (Capital markets)	2,457,100	19,808
Orascom Construction Industries (Construction & engineering)	533,100	34,849

		54,657

Kazakhstan—0.4%
*Kazkommertsbank—GDR 144A (Commercial banks)	1,452,951	31,965

Russia—1.0%
*CTC Media, Inc. (Media)†	775,352	21,043
Sberbank—CLS (Commercial banks)	8,598	33,532
*X5 Retail Group N.V. (Food & staples retailing)	701,300	20,548

		75,123

South Africa—1.6%
MTN Group, Ltd. (Wireless telecommunication services)	3,458,200	47,007
Naspers Ltd. (Media)	887,590	22,804
The Spar Group Limited (Food & staples retailing)	1,924,625	14,400

See accompanying Notes to Financial Statements.

36 Semi-Annual Report	June 30, 2007

International Growth Fund

Portfolio of Investments, June 30, 2007 (all dollar amounts in thousands) (unaudited)

Issuer	Shares or Principal Amount	Value

Common Stocks—Emerging Europe, Mid-East, Africa—(continued)
South Africa—(continued)
Truworths International Ltd. (Specialty retail)	4,763,400	$24,505
Wilson Bayly Holmes-Ovcon (Construction & engineering)	737,653	10,773

		119,489

United Arab Emirates—0.4%
Emaar Properties PJSC (Real estate management & development)	8,849,400	28,551

Canada—3.7%
Brookfield Asset Management, Inc. Class “A” (Real estate management & development)	1,511,050	60,442
Canadian Western Bank (Commercial banks)	542,300	14,376
*Gildan Activewear, Inc. (Textiles,apparel & luxury goods)	803,200	27,423
Rogers Communications, Inc. Class “B” (Wireless telecommunication services)	2,467,800	105,222
Shoppers Drug Mart Corp. (Food & staples retailing)	1,395,700	64,646

		272,109

Total Common Stock—96.5% (cost $4,963,702)		7,032,738

Preferred Stock
Brazil—1.3%
Banco Itau Holding (Commercial banks)	840,600	37,324
*Banco Sofisa S.A. (Commercial banks)	1,775,800	13,072
Petroleo Brasileiro S.A. (Oil, gas & consumable fuels)	1,740,700	46,473

		96,869

Total Preferred Stock—1.3% (cost $55,410)		96,869

Investment in Affiliate
William Blair Ready Reserves Fund	5,676,235	5,676

Total Investment in Affiliate—0.1% (cost $5,676)		5,676

Short-Term Investments
American Express Demand Note, VRN 5.170% due 07/02/07	$49,668,000	$49,668
Prudential Funding Demand Note, VRN 5.305% due 07/02/07	45,352,000	45,352

Total Short-term Investments—1.3% (cost $95,020)		95,020

Issuer	Principal Amount	Value

Repurchase Agreement
Investors Bank & Trust Company, 4.50% dated 06/29/2007, due 07/02/2007, repurchase price $13,139, collateralized by FN, Pool# 820971	$13,134,245	$13,134

Total Repurchase Agreement—0.2% (cost $13,134)		13,134

Total Investments—99.4% (cost $5,132,942)		7,243,437
Cash and other assets, less liabilities—0.6%		40,964

Net assets—100.0%		$7,284,401

* Non-income producing securities

ADR = American Depository Receipt

GDR = Global Depository Receipt

VRN = Variable Rate Note

† = U.S. listed foreign security

** Fair valued pursuant to Valuation Procedures adopted by Board of Trustees. This holding represents 0.06% of the Fund’s net assets at June 30, 2007. This security was also deemed illiquid pursuant to liquidity procedures securities pursuant to Valuation Procedures adopted by the Board of Trustees.

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund uses an independent pricing service on a daily basis to fair value price the securities pursuant to Valuation Procedures adopted by the Board of Trustees.

At June 30, 2007 the Fund’s Portfolio of Investments includes the following industry categories:

Financials	25.7%
Consumer Discretionary	15.9%
Consumer Staples	15.1%
Industrials	14.7%
Information Technology	8.2%
Energy	6.8%
Telecommunication Services	4.6%
Health Care	4.0%
Materials	3.1%
Utilities	1.9%

100.0%

At June 30, 2007 the Fund’s Portfolio of Investments includes the following currency categories:

Euro	25.7%
British Pound Sterling	18.0%
Japanese Yen	9.8%
Swiss Franc	6.3%
Australian Dollar	5.4%
Hong Kong Dollar	5.2%
United States Dollar	4.6%
Canadian Dollar	3.8%
Singapore Dollar	3.5%
Brazilian Real	3.5%
Indian Rupee	2.5%
Mexico Nuevo Peso	2.3%
Taiwan Dollar	1.9%
South African Rand	1.7%
Swedish Krona	1.1%
All other currencies	4.7%

100.0%

See accompanying Notes to Financial Statements.

June 30, 2007	William Blair Funds 37

W. George Greig

INTERNATIONAL EQUITY FUND

The International Equity Fund invests primarily in common stocks of companies included in the Morgan Stanley Capital International All Country World ex-U.S. Index.

AN OVERVIEW FROM THE PORTFOLIO MANAGER

See page 30 for the International Markets Overview.

How did the Fund perform over the first half of the year? How did the Fund’s performance compare to its benchmark?

The International Equity Fund posted a 9.47% increase for the six months ended June 30, 2007. By comparison, the Fund’s benchmark, the Morgan Stanley Capital International (MSCI) All Country World (ACWI) ex-US Index, rose 12.58%.

What were the most significant factors impacting international markets during the first six months of the year?

Non-US markets were strong during the first half of 2007, buoyed by strong results in emerging markets, Canada, Europe and the Pacific Rim. However, the first six months were punctuated by periods of volatility as investors were concerned in the first quarter about the US subprime mortgage market resulting in slowing US consumer demand and its impact on global growth. In the second quarter, investors became concerned about the prospects of a protracted global increasing interest rate environment as the US economy appeared to accelerate and demand for industrial and consumer goods and services remained strong globally. In addition, worries about the impact of US subprime mortgages on the financial industry, including hedge funds, caused apprehension regarding overall financial system risk. Despite these fears, the market returned 12.58% through June 30, as measured by the MSCI ACWI ex-US Index, with most of the performance coming during the second quarter. Emerging markets outpaced their developed counterparts, returning 17.75%, as measured by the MSCI Emerging Markets Index compared to the MSCI Europe, Asia and Far East (EAFE) Index, which rose 11.09% in US dollar terms. Materials, Industrials and Energy were the strongest sectors year to date, while Financials and Health Care lagged.

What factors were behind the Fund’s performance versus the benchmark?

Within this environment, the Fund trailed the benchmark. The primary detractor to relative results was the Fund’s overall sector positioning during the second quarter despite strong stock selection across a number of sectors. The Fund underweighted in Materials and Energy, which gained and overweighted in the Consumer sectors, which lagged. In addition, Materials and Consumer stock selection, while strong on an absolute basis, trailed comparable Index results. Within Materials, Japanese exposure dragged on results, as did the absence of exposure in Canada and Pacific ex-Japan. Within Consumer, Japanese Consumer Discretionary exposure and stock selection was a primary detractor, as was European stock selection in Consumer Discretionary. While stock selection was strong across a number of sectors during the first half of the year, the most significant value added was in Health Care, Energy, and Telecommunication Services. Within Health Care, the focus on diagnostics and medical technology at the expense of pharmaceuticals added value, while energy stock selection benefited from the focus on energy services and high production growth exploration and production companies. European alternative cable providers and emerging markets mobile phone companies, which have benefited from strong subscriber growth, augmented strong Telecommunication Services stock selection. The Fund’s higher weightings in Industrials added value, as did its underweighting in the underperforming Financials sector. At the margin, regional positioning also added value during the period.

38 Semi-Annual Report	June 30, 2007

How is the Fund positioned?

As of June 30, the Fund was overweighted in Pacific ex-Japan, emerging Asia and Latin America versus the Index, and significantly underweighted in Japan. These weightings were largely the result of relative growth opportunities available in these markets. The Fund maintained its focus on the Consumer area, particularly in European and Pacific ex-Japan Consumer Staples companies. In addition, Industrials increased to a larger overweighting in the Fund, with a concentration on companies exposed to the aircraft, commodity, and energy complexes, coupled with those exposed to additional infrastructure spending globally. Financials, although underweighted versus the Index, was the largest sector at approximately 26% of the Fund, and was focused in companies exposed to capital markets, real estate, and securities exchanges. While the weighting in Materials remained underweighted versus the benchmark, this allocation increased as additional names were added in these sectors during the quarter.

June 30, 2007	William Blair Funds 39

International Equity Fund

Performance Highlights (unaudited)

Average Annual Total Return at 6/30/2007

	Year to Date	1 Year	3 Year	Since Inception(a)
International Equity Fund Class N	9.47%	25.47%	16.94%	18.34%
International Equity Fund Class I	9.60	25.74	17.32	18.70
MSCI All Country World Ex-US	12.58	30.15	25.03	25.95
(a)	For the period from May 24, 2004 to June 30, 2007.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company L.L.C. without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) All Country World Ex-US Index is an unmanaged index that includes developed and emerging markets and reduced Japanese portion, making it more comparable to the International Equity Fund in terms of investment approach.

The Lipper International Index is a composite of international growth mutual funds.

This report identifies the Fund’s investments on June 30, 2007. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total investment portfolio.

40 Semi-Annual Report	June 30, 2007

International Equity Fund

Portfolio of Investments, June 30, 2007 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks—Europe—34.6%
Austria—0.7%
Raiffeisen International Bank (Commercial banks)	15,700	$2,480

Belguim—1.7%
InBev N.V. (Beverages)	74,500	5,901

France—9.7%
AXA (Insurance)	144,200	6,199
Essilor International (Health care equipment & supplies)	29,600	3,526
Eurazeo (Diversified financial services)	20,230	2,923
Iliad S.A. (Diversified telecommunication services)	19,100	1,924
L’Oreal S.A. (Personal products)	57,700	6,820
Schneider Electric SA (Electrical equipment)	49,700	6,963
Veolia Environnement (Multi-utilities)	83,588	6,565

		34,920

Germany—4.6%
DaimlerChrysler AG (Automobiles)	68,900	6,374
*Q-Cells AG (Electrical equipment)	14,000	1,208
Siemens AG (Industrial conglomerates)	61,100	8,793

		16,375

Greece—1.0%
National Bank of Greece (Commercial banks)	61,660	3,511

Ireland—1.0%
Anglo Irish Bank plc (Commercial banks)	175,600	3,604

Italy—1.9%
Saipem SpA (Energy equipment & services)	203,600	6,947

Netherlands—1.0%
Randstad N.V. (Commercial services & supplies)	44,400	3,514

Norway—0.5%
Acergy S.A. (Energy equipment & services)	74,500	1,677

Spain—1.4%
Industria De Textile (Specialty retail)	84,100	4,950

Switzerland—9.8%
ABB Ltd. (Electrical equipment)	423,000	9,538
EFG International (Capital markets)	48,300	2,221
Geberit AG (Building products)	9,700	1,653
Julius Baer Holding AG (Capital markets)	42,500	3,041
Kuehne & Nagel International AG (Marine)	33,700	3,104
Nestle S.A. (Food products)	14,660	5,570
Nobel Biocare Holding AG (Health care equipment & supplies)	5,740	1,874
Roche Holdings AG (Pharmaceuticals)	30,450	5,395
SGS S.A. (Commercial services & supplies)	2,181	2,579

		34,975

United Kingdom—16.6%
BG Group plc (Oil, gas & consumable fuels)	536,600	8,796
Capita Group plc (Commercial services & supplies)	281,600	4,088
Carphone Warehouse Group plc (Specialty retail)	231,600	1,522
HBOS plc (Commercial banks)	385,400	7,581
Man Group plc (Capital markets)	351,300	4,273

Issuer	Shares	Value

Common Stocks—United Kingdom—15.3%—(continued)
Reckitt Benckiser plc (Household products)	162,500	$8,896
*Rolls-Royce Group plc (Aerospace & defense)	711,300	7,659
*Rolls-Royce Group plc, Class “B” (Aerospace & defense)	39,877,120	80
Rotork plc (Electronic equipment & instruments)	67,200	1,228
Serco Group plc (Commercial services & supplies)	210,700	1,899
Tesco plc (Food & staples retailing)	1,063,800	8,900
Xstrata plc (Metal & mining)	82,100	4,888

		59,810

Japan—12.4%
Aeon Mall Co., Ltd. (Real estate management & development)	76,200	2,343
FANUC Ltd. (Machinery)	52,300	5,398
*Fukuoka Financial Group, Inc. (Commercial banks)	642,000	4,244
Honeys Company, Ltd. (Specialty retail)	18,200	734
*Jupiter Telecommunications Co., Ltd. (Media)	2,503	2,068
*K.K. DaVinci Advisors (Real estate management & development)	761	664
Komatsu Ltd. (Machinery)	154,900	4,489
NGK Insulators Ltd (Machinery)	185,000	4,543
Nintendo Co., Ltd. (Software)	17,400	6,348
Orix Corporation (Consumer finance)	29,800	7,855
Shin-Etsu Chemical Co., Ltd. (Chemicals)	49,500	3,534
Suruga Bank Ltd. (Commercial banks)	164,000	2,067

		44,287

Asia—11.2%
Australia—6.7%
Allco Finance Group Limited (Capital markets)	143,800	1,294
Macquarie Bank Ltd. (Capital markets)	106,300	7,635
QBE Insurance Group Limited (Insurance)	163,100	4,303
Toll Holdings Limited (Air freight & logistics)	236,900	2,903
Woolworths Limited (Food & staples retailing)	304,600	6,961
WorleyParsons, Ltd. (Energy equipment & services)	36,500	1,050

		24,146

Hong Kong—2.2%
Esprit Holdings Ltd. (Specialty retail)	310,500	3,945
Li & Fung Ltd. (Distributors)	1,103,200	3,971

		7,916

Singapore—2.3%
Capitaland, Ltd. (Real estate management & development)	1,537,000	8,143

Emerging Asia—10.2%
China—2.2%
China Communications Construction Co. Ltd. (Construction & engineering)	1,299,000	2,328
China Merchants Bank Co. Ltd (Commercial banks)	840,900	2,561

See accompanying Notes to Financial Statements.

June 30, 2007	William Blair Funds 41

International Equity Fund

Portfolio of Investments, June 30, 2007 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks—Emerging Asia—10.2%—(continued)
China—(continued)
*Focus Media Holding Ltd.—ADR (Media)	42,400	$2,141
Hopson Development Holding Ltd. (Real estate management & development)	93,100	262
Nine Dragons Papers Hldgs Lt (Paper & forest product)	276,000	644
Shandong Weigao Gp Medical (Health care equipment & supplies)	25,800	58

		7,994

India—3.0%
*Bharti Airtel Limited (Wireless telecommunication services)	168,973	3,473
Infosys Technologies Ltd. (IT services)	73,400	3,474
Vedanta Resources Plc (Metals & mining)	118,200	3,810

		10,757

Indonesia—1.1%
PT Bank Rakyat Indonesia (Commercial banks)	2,629,000	1,674
PT Telekomunikasi Indonesia Tbk (Diversified telecommunication services)	2,281,000	2,474

		4,148

South Korea—0.5%
*NHN Corp. (Internet software & services)	11,072	$2,015

Malaysia—0.8%
Bumiputra Commerce Holdings Bhd (Commercial banks)	469,400	1,591
Kuala Lumpur Kepong Bhd (Food product)	313,700	1,173

		2,764

Taiwan—2.6%
Hon Hai Precision Industry Corp. (Electronic equipment & instruments)	577,117	4,985
Mediatek, Inc. (Semiconductors & semiconductor equipment)	170,000	2,645
Taiwan Semiconductor Manufacturing Co. Ltd. (Semiconductors & semiconductor equipment)	741,000	1,599

		9,229

Emerging Latin America—5.4%
Brazil—1.8%
Companhia Vale do Rio Doce—ADR (Metals & mining)	146,300	6,518

Chile—0.5%
*Cencosud S.A.—ADR 144A (Specialty retail)	31,000	1,929

Mexico—3.1%
America Movil S.A. (Wireless telecommunications services)	2,052,400	6,338
Walmart de Mexico (Food & staples retailing)	1,259,700	4,781

		11,119

Canada—3.6%
Brookfield Asset Management, Inc. Class “A” (Real estate management & development)	112,850	4,514
Rogers Communications, Inc. Class “B” (Wireless telecommunication services)	123,200	5,253

Issuer	Shares or Principal Amount	Value

Common Stocks—Canada—3.6%—(continued)
Shoppers Drug Mart Corporation (Food & staples retailing)	69,200	$3,205

		12,972

Egypt—0.1%
Egyptian Financial Group- Hermes Holding (Capital markets)	30,474	$246

South Africa—1.3%
MTN Group, Ltd. (Wireless telecommunication services)	219,400	2,982
Naspers Ltd. (Media)	67,700	1,739

		4,721

Russia—0.4%
* PIK Group (Real Estate management & development)**	52,000	1,300

United Arab Emirates—0.7%
Emaar Properties PJSC (Real estate management & development)	805,200	2,598

Total Common Stock—95.2% (cost $273,804)		341,466

Preferred Stocks
Brazil—0.7%
Petroleo Brasileiro S.A. (Oil, gas & consumable fuels)	91,400	2,440

Total Preferred Stocks—0.7% (cost $1,525)		2,440

Investment in Affiliate
William Blair Ready Reserves Fund	5,159,194	5,159

Total Investment in Affiliate—1.4% (cost $5,159)		5,159

Short-Term Investments
American Express Demand Note, VRN, 5.170%, due 7/02/07	$993,000	993
Prudential Funding Demand Note, VRN, 5.305%, due 7/02/07	1,072,000	1,072

Total Short-Term Investments—0.6% (cost $2,065)		2,065

Total Investments—97.9% (cost $282,553)		351,130
Cash and other assets, less liabilities—2.1%		7,466

Net assets—100.0%		$358,596

*Non-income producing securities

ADR = American Depository Receipt

VRN = Variable Rate Note

** Fair valued pursuant to Valuation Procedures adopted by the Board of Trustees. This holding represents 0.36% of the Fund’s net assets at June 30, 2007. This security was also deemed illiquid pursuant to Liquidity Procedures adopted by the Board of Trustees.

See accompanying Notes to Financial Statements.

42 Semi-Annual Report	June 30, 2007

International Equity Fund

Portfolio of Investments, June 30, 2007 (all dollar amounts in thousands) (unaudited)

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund uses an independent pricing service on a daily basis to fair value price the securities pursuant to Valuation Procedures adopted by the Board of Trustees.

At June 30, 2007 the Fund’s Portfolio of Investments includes the following industry categories:

Financials	25.9%
Industrials	20.2%
Consumer Staples	15.7%
Consumer Discretionary	8.0%
Telecommunication Services	6.5%
Information Technology	6.5%
Energy	6.5%
Materials	5.6%
Health Care	3.2%
Utilities	1.9%

100.0%

At June 30, 2007 the Fund’s Portfolio of Investments includes the following currency categories:

Euro	23.9%
British Pound Sterling	18.5%
Japanese Yen	12.9%
Swiss Franc	10.2%
Australian Dollar	7.0%
Hong Kong Dollar	4.0%
Canadian Dollar	3.8%
United States Dollar	3.5%
Mexico Nuevo Peso	3.2%
Taiwan Dollar	2.7%
Singapore Dollar	2.4%
Indian Rupee	2.0%
South African Rand	1.4%
Indonesian Rupiah	1.2%
Other Currencies	3.3%

100.0%

See accompanying Notes to Financial Statements.

June 30, 2007	William Blair Funds 43

Jeffrey A. Urbina

INTERNATIONAL SMALL CAP GROWTH FUND

The International Small Cap Growth Fund primarily invests in a diversified portfolio of common stocks of small cap companies in developed and emerging markets.

AN OVERVIEW FROM THE PORTFOLIO MANAGER

See page 30 for the International Markets Overview.

How did the Fund perform over the first half of the year? How did the Fund’s performance compare to its benchmark?

The International Small Cap Growth Fund posted a 14.36% increase (Class N Shares) for the six months ended June 30, 2007. By comparison, the Fund’s benchmark, the Morgan Stanley Capital International (MSCI) World Small Cap ex-U.S. Index, gained 13.06%.

What were the most significant factors impacting international markets during the first six months of the year?

Non-US markets were strong during the first half of 2007, buoyed by strong results in emerging markets, Canada, Europe and the Pacific Rim. However, the first six months were punctuated by periods of volatility as investors were concerned in the first quarter about the US subprime mortgage market resulting in slowing US consumer demand and its impact on global growth. In the second quarter, investors became concerned about the prospects of a protracted global increasing interest rate environment as the US economy appeared to accelerate and demand for industrial and consumer goods and services remained strong globally. In addition, worries about the impact of US subprime mortgages on the financial industry, including hedge funds, caused apprehension regarding overall financial system risk. Despite these fears, the market returned 12.58% through June 30, as measured by the MSCI All Country World Index ex-US Index, with most of the performance coming during the second quarter. Emerging markets outpaced their developed counterparts, returning 17.75%, as compared to the EAFE Index, which rose 11.09% in US dollar terms, while developed non-US small cap stocks were also strong, up 13.09%. Within small cap stocks, Pacific ex-Japan and Canada were the strongest regions, up 17.99% and 18.83%, respectively, year to date, while the UK 10.84% and Japan 2.89% trailed. Materials, Industrials and Energy were the strongest sectors year to date, while Financials and Health Care lagged.

What factors were behind the Fund’s performance versus the benchmark?

The Fund outpaced the benchmark year to date, with significant value derived from stock selection in a number of sectors, with most value added in Consumer Discretionary, Energy, Financials and Health Care. In particular, Consumer Discretionary names were strong on a relative basis in Japan and emerging markets, while Energy stock selection benefited from a focus on European and Australian energy services and engineering companies. Financials stock selection contributed by strong relative stock selection in Japan, Europe and emerging markets, with a focus on real estate, asset management, and capital markets stocks. The European weighting and stock selection in Health Care added value in that sector. Regionally, the Fund’s underweighting in Japan and overweighting in Europe ex-UK and emerging markets added value, as did stock selection across most regions. Somewhat mitigating these strong results was general sector positioning, underweighting in Canada, and Materials stock selection.

44 Semi-Annual Report	June 30, 2007

How is the Fund positioned?

As of period end, the portfolio was overweighted in emerging markets and Europe ex-UK with corresponding underweightings in developed Asia. From a sector perspective, the portfolio remained focused in Consumer Discretionary, Financials and Industrials holdings, with corresponding underweightings in Information Technology (IT) and Materials. These weightings are largely the result of the team’s bottom up fundamental analysis, in addition to its strategic viewpoint.

June 30, 2007	William Blair Funds 45

International Small Cap Growth Fund

Performance Highlights (unaudited)

Average Annual Total Return at 6/30/2007

	Year to Date	1 Year	Since Inception(a)
International Small Cap Growth Fund Class N	14.36%	26.81%	29.38%
International Small Cap Growth Fund Class I	14.47	27.09	29.68
MSCI World Ex-US Small Cap Index	13.06	26.54	27.54
(a)	For the period from November 1, 2005 (Commencement of Operations) to June 30, 2007.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company L.L.C. without a sales load or distribution (12b-1) fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) World Ex-US Small Cap Index is an unmanaged index that is designed to measure equity performance of small cap stocks in developed and emerging markets.

This report identifies the Fund’s investments on June 30, 2007. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total investment portfolio.

46 Semi-Annual Report	June 30, 2007

International Small Cap Growth Fund

Portfolio of Investments, June 30, 2007 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks—Europe—44.2%
Finland—6.1%
Konecranes OYJ (Machinery)	83,100	$3,473
Nokian Renkaat OYJ (Auto Components)	213,000	7,462
Outotec OYJ (Construction & engineering)	83,500	4,583
Ramirent OYJ (Trading companies & distributors)	212,900	5,765

		21,283

France—5.5%
*Aufeminin.com SA (Media)	21,610	918
April Group S.A. (Insurance)	121,582	6,389
EDF Energies Nouvelles S.A. (Electric utilities)	60,100	3,934
*Orpea (Heath care providers & services)	37,363	3,927
*Seloger.com (Media)	73,900	4,103

		19,271

Germany—8.6%
*Colonia Real Estate AG (Real estate management & development)	89,960	3,776
CTS Eventim AG (Media)	88,800	4,376
MTU Aero Engines Holding AG (Aerospace & defense)	112,014	7,289
*Q-Cells AG (Electrical equipment)	74,280	6,408
Solarworld AG (Electrical equipment)	96,262	4,444
*Wire Card AG (Commercial services & supplies)	298,600	4,016

		30,309

Greece—2.1%
Jumbo S.A. (Leisure equipment & products)	216,700	7,494

Ireland—3.1%
Kingspan Group plc (Building products)	245,390	6,883
*Norkom Group plc (Software)	286,500	820
United Drug plc (Heath care providers & services)	610,780	3,341

		11,044

Italy—4.8%
Azimut Holdings SpA (Capital markets)	423,317	7,228
Credito Emiliano SpA (Commercial banks)	204,872	2,902
Tod’s SpA (Textiles, apparel & luxury goods)	35,600	3,177
Trevi Finanziaria SpA (Construction & engineering)	199,100	3,578

		16,885

Netherlands—1.3%
*Qiagen NV (Lifesciences tools & services)	258,073	4,637

Norway—2.9%
Acergy S.A. (Energy equipment & services)	319,800	7,200
*Electromagnetic GeoServices AS (Energy equipment & services)	154,200	3,112

		10,312

Spain—3.4%
Grifols S.A. (Biotechnolgy)	366,303	7,936
Tecnicas Reunidas S.A. (Construction & engineering)	56,800	3,818

		11,754

Issuer	Shares	Value

Common Stocks—Europe—(continued)
Sweden—1.7%
Hemtex AB (Specialty retail)	71,900	$1,377
Nobia AB (Specialty retail)	357,700	4,455

		5,832

Switzerland—4.7%
*Barry Callebaut Ag (Food products)	8,530	6,457
Partners Group Global Opportunities, Ltd (Capital markets)	74,400	9,983

		16,440

United Kingdom—20.9%
Amlin plc (Insurance)	1,057,000	5,926
Ashmore Group plc (Capital markets)	579,800	3,124
*Autonomy Corporation plc (Software)	348,700	5,002
*Blinkx plc (Internet software & services)	1,876,700	1,639
*BlueBay Asset Management plc (Capital markets)	365,900	3,616
Carter & Carter Group plc (Commercial services & supplies)	126,600	1,217
*Ceres Power Holdings plc (Electrical equipment)	684,900	3,965
*Climate Exchage plc (Diversified financial services)	64,700	2,381
Detica Group plc (IT services)	451,500	3,477
Domino’s Pizza UK & IRL plc (Hotels, restaurants, & leisure)	687,780	3,821
Homeserve plc (Commercial services & supplies)	137,380	4,927
Mears Group plc (Construction & engineering)	449,300	2,926
Michael Page International (Commercial services & supplies)	301,970	3,172
Restaurant Group plc (Hotels, restaurants, & leisure)	221,500	1,461
Rightmove plc (Media)	250,400	3,140
Rotork plc (Electronic equipement & instruments)	185,550	3,390
RPS Group plc (Commercial services & supplies)	487,000	3,417
Serco Group plc (Commercial services & supplies)	758,440	6,837
Ultra Electronic Holdings plc (Aerospace & defense)	133,850	2,894
Victrex plc (Chemicals)	204,850	2,929
VT Group plc (Aerospace & defense)	329,150	3,871

		73,132

Japan—11.0%
Aeon Mall Co., Ltd. (Real estate management & development)	190,900	5,869
DeNA Co., Ltd. (Internet & catalog retail)	1,607	5,572
En-Japan Inc. (Commercial services & supplies)	611	2,277
Fujimi Inc (Chemicals)	111,200	2,924
Honeys Company, Ltd. (Specialty retail)	93,630	3,776
*K.K. DaVinci Advisors (Real estate management & development)	1,491	1,302
Kenedix, Inc. (Real estate management & development)	646	1,202
Miraial Company, Ltd. (Semiconductors & semiconductor equipment)	28,700	3,966

See accompanying Notes to Financial Statements.

June 30, 2007	William Blair Funds 47

International Small Cap Growth Fund

Portfolio of Investments, June 30, 2007 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks—Japan—(continued)
Nitori Company Ltd. (Specialty retail)	63,300	$3,160
Park 24 Co., Ltd. (Commercial services & supplies)	194,600	1,954
Suruga Bank (Commercial banks)	296,000	3,730
Zensho Company, Ltd. (Hotels, restaurants, & leisure)	285,800	2,717

		38,449

Emerging Asia—8.2%
China—3.8%
*China High Speed Transmission (Independent power producers & energy traders)**	45,000	41
China Infrastructure Machinery Holdings, Ltd. (Machinery)	1,836,000	4,015
Ctrip.com International, Ltd.—ADR (Hotels, restaurants & leisure)	20,520	1,613
*Focus Media Holdings—ADR (Media)	33,200	1,677
Li Ning Co. Ltd. (Leisure equipment & products)	836,873	2,029
Ports Design Limited (Textiles, apparel & luxury goods)	604,500	1,700
Shandong Weigao GP (Health care equipment & supplies)	976,000	2,200

		13,275

India—2.6%
ABB Ltd. India (Electrical equipment)	78,500	2,110
Financial Technologies, Ltd. (Diversified financial services)	73,900	5,480
*Inox Leisure, Ltd. (Media)	436,579	1,439

		9,029

Malaysia—1.1%
Kuala Lumpur Kepong Berhad (Food products)	1,046,350	3,913

Philippines—0.2%
*Paxys Inc. (Commercial services & supplies)	1,455,100	779

South Korea—0.5%
Hana Tour Service Inc. (Hotels, restaurants & leisure)	17,400	1,693

Asia—6.1%
Australia—3.7.%
Allco Finance Group, Limited (Capital markets)	323,265	2,909
Seek Limited (Commercial services & supplies)	802,680	5,011
United Group, Ltd. (Construction & engineering)	368,470	5,193

		13,113

Singapore—2.4%
Olam International, Ltd. (Food & staples retailing)	1,592,000	3,211
Osim International Ltd. (Specialty retail)	1,393,700	648
Petra Foods, Ltd. (Food products)	1,219,000	1,259
Raffles Education Corp. Ltd. (Diversified consumer services)	2,225,000	3,318

		8,436

Issuer	Shares	Value

Emerging Latin America—4.5%
Brazil—2.1%
*Anhanguera Educational Parti (Diversified consumer services)	162,100	$2,269
Cyrela Brazil Realty S.A. (Household durables)	273,900	3,399
Submarino S.A.(Internet & catalog retail)	42,300	1,760

		7,428

Mexico—1.9%
*Banco Compartamos SA (Commercial banks)	491,700	3,072
*Urbi Desarrollos Urbanos S.A. (Household durables)	784,900	3,614

		6,686

Panama—0.5%
Copa Holdings S.A., Class “A” (Airlines)†	25,400	1,708

Emerging Europe, Mid-East, Africa—2.1%
Czech Republic—0.5%
*Central European Media Enterprises Ltd., Class “A” (Media)†	16,600	1,620

Eqypt—0.6%
*Orascom Hotels & Development (Hotels, restaurants & leisure)	193,100	2,026

Poland—0.5%
*Cinema City International N.V. (Media)	142,700	1,793

Russia—0.5%
*CTC Media, Inc. (Media)†	63,538	1,724

Canada—1.7%
Canadian Western Bank (Commercial banks)	102,200	2,709
*Gildan Activewear, Inc. (Textiles, apparel & luxury goods)	98,600	3,367

		6,076

Total Common Stock—98.7% (cost $286,620)		346,141

Preferred Stock
Brazil—0.5%
*Banco Sofisa S.A. (Commercial banks)	248,900	1,832

Total Preferred Stock—0.5% (cost $1,532)		1,832

Investment in Affiliate
William Blair Ready Reserves Fund	2,147,561	2,148

Total Investment in Affiliate—0.6% (cost $2,148)		2,148

See accompanying Notes to Financial Statements.

48 Semi-Annual Report	June 30, 2007

International Small Cap Growth Fund

Portfolio of Investments, June 30, 2007 (all dollar amounts in thousands) (unaudited)

Issuer	Principal Amount	Value

Short-Term Investments
American Express Demand Note, VRN 5.170%, due 7/02/07	$2,004,000	$2,004
Prudential Funding Demand Note, VRN 5.305%, due 7/02/2007	2,000,000	2,000

Total Short-term Investments—1.2% (cost $4,004)		4,004

Repurchase Agreement
Investors Bank & Trust Company, 4.50% dated 6/29/07, due 7/02/07, repurchase price $2,588, collateralized by SBA Pool # 505984	$2,586,723	$2,587

Total Repurchase Agreement—0.7% (cost $2,587)		2,587

Total Investments—101.7% (cost $296,891)		356,712
Liabilities plus, cash and other assets—(1.7)%		(5,941)

Net assets—100.0%		$350,771

* Non-income producing securities

ADR = American Depository Receipt

GDR = Global Depository Receipt

VRN = Variable Rate Note

† = U.S. listed foreign security

** Fair valued pursuant to Valuation Procedures adopted by the Board of Trustees. This holding represents 0.01% of the Fund’s net assets at June 30, 2007. This security was also deemed illiquid pursuant to Liquidity Procedures adopted by the Board of Trustees.

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange the Fund uses an independent pricing service on a daily basis to fair value price the securities pursuant to Valuation Procedures adopted by the Board of Trustees.

At June 30, 2007 the Fund’s Portfolio of Investments includes the following industry categories:

Industrials	28.8%
Consumer Discretionary	26.6%
Financials	19.6%
Information Technology	6.8%
Health Care	6.3%
Energy	4.8%
Consumer Staples	4.3%
Materials	1.7%
Utilities	1.1%

100.0%

At June 30, 2007 the Fund's Portfolio of Investments includes the following currency categories:

Euro	35.3%
British Pound Sterling	21.0%
Japanese Yen	11.0%
Swiss Franc	4.7%
Australian Dollar	3.8%
Norwegian Krone	3.0%
Hong Kong Dollar	2.9%
Brazilian Real	2.7%
Indian Rupee	2.6%
Singapore Dollar	2.4%
United States Dollar	2.4%
Mexican Neuvo Peso	1.9%
Canadian Dollar	1.7%
Swedish Krona	1.7%
Malaysian Ringgit	1.1%
All other currencies	1.8%

100.0%

See accompanying Notes to Financial Statements.

June 30, 2007	William Blair Funds 49

W. George Greig

Todd M. McClone

Jeffrey A. Urbina

EMERGING MARKETS GROWTH FUND

The Emerging Markets Growth Fund primarily invests in a diversified portfolio of equity securities issued by growth companies in emerging economies worldwide.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

See page 30 for the International Markets Overview.

How did the Fund perform over the first half of the year? How did the Fund’s performance compare to its benchmark?

The Emerging Markets Growth Fund posted a 16.53% increase (Class N Shares) for the six months ended June 30, 2007. By comparison, the Fund’s benchmark, the Morgan Stanley Capital International (MSCI) Emerging Markets Index, gained 17.75%.

What were the most significant factors impacting international markets during the first six months of the year?

Non-US markets were strong during the first half of 2007, buoyed by strong results in emerging markets, Canada, Europe and the Pacific Rim. However, the first six months were punctuated by periods of volatility as investors were concerned in the first quarter about the US subprime mortgage market resulting in slowing US consumer demand and its impact on global growth. In the second quarter, investors became concerned about the prospects of a protracted global increasing interest rate environment as the US economy appeared to accelerate and demand for industrial and consumer goods and services remained strong globally. In addition, worries about the impact of US subprime mortgages on the financial industry, including hedge funds, caused apprehension regarding overall financial system risk. Despite these fears, the market returned 12.58% through June 30, as measured by the MSCI All Country World Index ex-US Index, with most of the performance coming during the second quarter. Emerging markets outpaced their developed counterparts, returning 17.75%, as compared to the Europe, Australia and Far East Index, which rose 11.09% in US dollar terms. Latin America was the strongest emerging markets region, up 27.09%, while Asia returned 18.78%. MSCI Emerging Markets Europe, Mid-East and Africa (EMEA) was the relative laggard, returning 9.18% during the first half of the year. In particular, the Latin American markets of Brazil, Chile and Peru performed well as did the Asian markets of Korea, Malaysia and China. Materials, Industrials and Energy were the strongest sectors year to date, while Financials and Healthcare lagged.

What factors were behind the Fund’s performance versus the benchmark?

The Fund’s year-to-date return, trailed the benchmark by approximately 1%, due to first quarter’s relative results. While stock selection across a number of sectors was strong, Energy, Staples and Industrials stock selection hampered relative results, particularly during the first quarter. Specifically, several of the Fund’s Consumer Staples names in Latin America underperformed, while Energy stock selection was hurt by Russian and South African stock selection. Within Industrials, the Fund’s Asian stocks trailed the Index. In addition, the Fund’s underweighting in the strong Materials sector hurt performance, as did stock selection within the sector. Conversely, the Fund’s strong absolute results were bolstered by Consumer Discretionary stock selection across regions, along with the weighting and stock selection in Chinese, Indian, and Malaysian Financials. Moreover, the Fund’s Chinese healthcare stock selection was strong, as was the focus on Asian Information Technology (IT) stocks. In addition, the Fund’s weighting in Latin America at the expense of EMEA augmented performance.

50 Semi-Annual Report	June 30, 2007

How is the Fund positioned?

As of quarter end, the Fund remained overweighted in Latin America with corresponding underweightings in EMEA and Asia, due primarily to minimal exposure in Russia and Korea, respectively. From a sector perspective, the Fund remained focused on the emerging markets consumer through Consumer Discretionary, Consumer Staples and Financials, holdings. In addition, the Fund maintained a higher than Index weighting in Industrials, with corresponding underweightings in Energy, IT and Materials. These exposures are largely based upon the team’s bottom up fundamental analysis, in accordance with its strategic viewpoint.

June 30, 2007	William Blair Funds 51

Emerging Markets Growth Fund

Performance Highlights (unaudited)

Average Annual Total Return at 6/30/2007

	Year to Date	1 Year	Since Inception(a)
Emerging Markets Growth Fund Class N	16.53%	51.80%	49.14%
Emerging Markets Growth Fund Class I	16.74	52.08	49.47
MSCI Emerging Markets Index	17.75	45.45	40.31
(a)	For the period from June 6, 2005 (Commencement of Operations) to June 30, 2007.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company L.L.C. without a sales load or distribution (12b-1) fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) Emerging Markets Index is an index that is designed to measure equity performance in the global emerging markets.

This report identifies the Fund’s investments on June 30, 2007. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total investment portfolio.

52 Semi-Annual Report	June 30, 2007

Emerging Markets Growth Fund

Portfolio of Investments, June 30, 2007 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks—Emerging Asia—45.4%
China—16.4%
*Belle International Holdings Limited (Specialty retail)	8,546,000	$9,432
*China High Speed Transmission Equipment Group Co. (Independent power producers & energy traders)**	276,000	250
China Infrastructure Machinery Holdings, Ltd. (Machinery)	5,188,000	11,344
China Mengniu Dairy Co. Ltd. (Food products)	3,054,000	10,537
China Merchants Bank (Commercial banks)	3,398,000	10,348
China Mobile Ltd. (Wireless telecommunication services)	2,897,800	31,178
China Oilfield Services (Energy equipment & services)	2,132,000	2,152
China Vanke Company Ltd. (Real estate management & development)	10,707,347	22,163
*China Water Affairs Group (Household durables)	7,790,000	4,547
Ctrip.com International Ltd.—ADR (Hotels, restaurants & leisure)	67,600	5,315
*Focus Media Holding Ltd.—ADR (Media)	219,800	11,100
Fu Ji Food and Catering Services Holdings Ltd (Hotels, restaurants & leisure)	1,764,000	6,073
Hopson Development Holdings Ltd. (Real estate management & development)	848,800	2,387
Lee and Man Paper Manufacturing Ltd. (Paper & forest products)	3,834,000	10,616
Li Ning Co. Ltd (Leisure equipment & products)	3,094,000	7,503
Parkson Retail Group Ltd. (Multiline retail)	849,900	5,445
Ports Design Ltd. (Textiles, apparel & luxury goods)	2,260,000	6,357
Shangdong Weigao GP Medical (Health care equipment & supplies)	2,800,000	6,311
Wumart Stores, Inc., Class “H” (Food & staples retailing)**	8,680,000	2,775
Xinyu Hengdeli Holdings Ltd. (Distributors)	10,920,000	5,355

		171,188

India—12.6%
ABB Ltd. India (Electrical equipment)	264,000	7,097
Bharat Heavy Electricals, Ltd. (Electrical equipment)	327,800	12,398
*Bharti Airtel Ltd. (Wireless telecommunication services)	615,500	12,651
*Carin India Ltd. (Oil, gas & consumable fuels)	1,471,300	5,273
Dabur India Ltd. (Personal products)	1,862,200	4,706
Financial Technologies, Ltd. (Software)	95,410	7,075
Housing Development Finance Corp. (Thrifts & mortgage finance)	123,700	6,176
Infosys Technologies, Ltd. (IT services)	195,500	9,252
*Inox Leisure Ltd. (Media)	1,208,500	3,983
Larsen & Toubro Ltd. (Construction & engineering)	315,700	17,058
Shopper’s Stop Ltd. (Multiline retail)	280,860	4,038
Unitech Limited (Real estate management & development)	715,500	8,850
Vedanta Resources Plc (Metals & mining)	1,032,500	33,281

		131,838

Issuer	Shares	Value

Common Stocks—Emerging Asia—45.4%—(continued)
Indonesia—2.7%
PT Bank Rakyat Indonesia (Commercial banks)	16,908,500	$10,768
PT London Sumatra Indones (Food products)	12,863,500	9,246
PT Telekomunikasi Tbk (Diversified telecommunication services)	7,867,900	8,535

		28,549

Philippines—1.2%
Bank of Philippine Islands (Commercial banks)	6,818,900	10,095
*Paxys Inc. (Commercial services & supplies)	4,184,700	2,239

		12,334

Malaysia—4.1%
*Airasia Bhd (Airlines)	8,883,600	4,894
Bumiputra Commerce Holding Bhd (Commercial banking)	6,429,500	21,786
Kuala Lumpur Kepong Berhad Bhd (Food products)	2,845,650	10,643
Zelan Bhd (Construction & engineering)	1,424,300	4,964

		42,287

South Korea—3.4%
Hana Tour Service (Hotels, restaurants & leisure)	67,800	6,598
*NHN Corporation (Internet software & services)	65,500	11,923
Shinsegae Co. Ltd. (Food & staples retailing)	14,550	9,469
Taewoong Co Ltd (Machinery)	99,500	6,981

		34,971

Taiwan—5.0%
*Himax Technologies, Inc.—ADR (Semiconductors & semiconductor equipment)	1,693,315	9,770
Hon Hai Precision Industry (Electronic equipment & instruments)	3,527,528	30,469
Mediatek, Inc. (Semiconductors & semiconductor equipment)	765,040	11,903

		52,142

Emerging Latin America—27.6%
Argentina—0.8%
Banco Macro Sa—ADR (Commercial banks)	246,900	8,116

Brazil—11.9%
All America Latin Logistica (Road & rail)	709,600	9,660
*Anhanguera Eduacional Participacoes S.A. (Commercial services & supplies)	467,000	6,537
*BR Malls Participacoes SA (Real estate management & development)	1,177,100	15,316
CIA Vale Do Rio Doce—ADR (Metals & mining)	682,400	30,401
Cyrela Brazil Realty S.A. (Household durables)	905,200	11,234
Iguatemi Empresa de Shopping Centers S.A. (Commercial services & supplies)	581,600	10,499
Localiza Rent a Car S.A. (Road & rail)	946,600	10,678
Lojas Renner S.A. (Multiline retail)	348,600	6,470

See accompanying Notes to Financial Statements.

June 30, 2007	William Blair Funds 53

Emerging Markets Growth Fund

Portfolio of Investments, June 30, 2007 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks—Emerging Latin America—27.6%—(continued)
Brazil—(continued)
Lupatech SA (Machinery)	240,300	$5,793
Rodobens Negocioa Imobiliarios S.A. (Household durables)	444,800	6,051
Submarino S.A. (Internet & catalog retail)	122,400	5,092
Totvs S.A. (Software)	189,500	6,168

		123,899

Chile—2.0%
*Cencosud S.A.—ADR 144A (Specialty retail)	163,900	10,198
S.A.C.I. Falabella S.A. (Multiline retail)	2,107,954	10,888

		21,086

Mexico—10.7%
Alsea S.A.B. de C.V. (Hotels, restaurants & leisure)	3,098,800	5,450
America Movil S.A. (Wireless telecommunication services)	7,188,200	22,196
*Banco Compartamos SA (Commercial banks)	1,520,700	9,501
*Desarrolladora Homex S.A. de C.V.—ADR (Household durables)	160,900	9,749
*Groupo Famsa S.A. (Multiline retail)	1,868,700	10,897
Grupo Financiero Banorte S.A. de C.V. (Commercial banks)	4,145,500	18,986
Grupo Aeropuertario Del—ADR (Transportation infrastructure)	208,200	10,268
*Promotora Ambiental Sab de C.V. (Commercial services & supplies)	1,291,350	3,586
*Urbi Desarrollos Urbanos S.A. (Household durables)	2,391,400	11,012
Walmart de Mexico (Food & staples retailing)	2,670,400	10,134

		111,779

Panama—1.3%
Copa Holdings S.A., Class “A” (Airlines)†	205,600	13,825

Peru—0.9%
Credicorp Ltd. (Commercial banks)	157,500	9,634

Emerging Europe, Mid-East, Africa—21.9%
Czech Republic—1.1%
*Central European Media Enterprises Ltd., Class “A” (Media)†	112,300	10,958

Egypt—3.4%
Egyptian Financial Group—Hermes Holding SAE (Capital markets)	1,415,700	11,413
Orascom Construction Industries (Construction & engineering)	274,200	17,925
*Orascom Hotels and Development (Hotels, restaurants & leisure)	567,500	5,954

		35,292

Kazakhstan—1.0%
*Kazkommertsbank—GDR 144A (Commercial banks)	482,226	10,609

Poland—0.5%
*Cinema City International NV (Media)	401,500	5,045

Issuer	Shares or Principal Amount	Value

Common Stocks—Emerging Europe, Mid-East, Africa—21.9%—(continued)
Russia—5.9%
*CTC Media, Inc. (Media)†	376,645	$10,222
*Magnit—CLS (Multiline retail)†	118,800	5,221
*PIK Group—CLS (Real estate development & management)**	597,900	14,948
Sberbank—CLS (Commercial banks)†	5,838	22,768
*X5 Retail Group N.V.—GDR (Food & staples retailing)	295,300	8,652

		61,811

South Africa— 6.6%
Anglo Platinum Ltd (Metals & mining)	61,500	10,100
MTN Group Ltd. (Wireless telecommunication services)	1,031,400	14,020
Naspers Ltd. (Media)	750,390	19,279
Spar Group Limited (Food & staples retailing)	1,444,300	10,806
Truworths International Ltd. (Specialty retail)	1,966,300	10,116
Wilson Bayly Holmes-Ovcon (Construction & engineering)	318,500	4,651

		68,972

Turkey—1.6%
Bim Birlesik Magazalar A.S. (Food & staples retailing)	186,800	12,382
Coca Cola Icecek A.S. (Beverages)	500,200	3,749

		16,131

United Arab Emirates—1.8%
Emaar Properties PJSC (Real estate development & management)	5,808,100	18,739

Total Common Stock—94.9% (cost $743,583)		989,205

Preferred Stock
Brazil—4.7%
Banco Itau Holding (Commercial banks)	221,700	9,844
* Banco Sofisa S.A. (Commercial banks)	686,200	5,051
Petroleo Brasileiro S.A. (Oil, gas & consumable fuels)	829,300	22,141
* Net Servicos De Counicacao S.A. (Media)	704,800	11,637

		48,673

Total Preferred Stock—4.7% (cost $35,402)		48,673

Investment in Affiliate
William Blair Ready Reserves Fund	1,295,575	1,296

Total Investment in Affiliate—0.1% (cost $1,296)		1,296

See accompanying Notes to Financial Statements.

54 Semi-Annual Report	June 30, 2007

Emerging Markets Growth Fund

Portfolio of Investments, June 30, 2007 (all dollar amounts in thousands) (unaudited)

Issuer	Principal Amount	Value

Short-Term Investments
American Express Demand Note, VRN 5.170% due 7/2/07	$6,875,000	$6,875
Prudential Funding Demand Note, VRN 5.305% due 7/2/07	5,983,000	5,983

Total Short-Term Investments—1.2% (cost $12,858)		12,858

Repurchase Agreement
Investors Bank & Trust Company, 4.50% dated 6/29/2007, due 7/2/2007, repurchase price $14,646, collateralized by SBA, Pool# 507256	$14,640,762	14,641

Total Repurchase Agreement—1.4% (cost $14,641)		14,641

Total Investments—102.3% (cost $807,780)		1,066,673
Liabilities plus cash and other assets—(2.3)%		(24,322)

Net assets—100.0%		$1,042,351

*Non-income producing securities

ADR = American Depository Receipt

GDR = Global Depository Receipt

VRN = Variable Rate Note

† = U.S. listed Foreign Security

**Fair value pursuant to Valuation Procedures adopted by Board of Trustees. These holdings represent 1.72% of the Fund’s net assets at June 30, 2007. These securities was also deemed illiquid pursuant to Liquidity Procedures securities pursuant to Valuation Procedures adopted by the Board of Trustees.

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange the Fund uses an independent pricing service on a daily basis to fair value price the securities pursuant to Valuation Procedures adopted by the Board of Trustees.

At June 30, 2007 the Fund’s Portfolio of Investments includes the following industry categories:

Finance	24.5%
Consumer Discretionary	22.3%
Industrials	14.9%
Consumer Staples	9.9%
Telecommunication Services	8.5%
Information Technology	8.3%
Materials	8.1%
Energy	2.9%
Health Care	0.6%

100.0%

At June 30, 2007 the Fund’s Portfolio of Investments includes the following currency categories:

U.S. Dollar	19.4%
Hong Kong Dollar	14.9%
Brazilian Real	13.7%
Indian Rupee	9.5%
Mexican Nuevo Peso	8.8%
South African Rand	6.6%
New Taiwan Dollar	4.1%
Malaysian Ringgit	4.1%
Egyptian Pounds	3.4%
South Korean Won	3.4%
British Pound Sterling	3.2%
Indonesian Rupiah	2.8%
Uae Dirham	1.8%
Turkish Lira	1.5%
Philippine Peso	1.2%
Chilean Peso	1.1%
Polish Zloty	0.5%

100.0%

See accompanying Notes to Financial Statements.

June 30, 2007	William Blair Funds 55

Chad M. Kilmer

Mark T. Leslie

David S. Mitchell

VALUE DISCOVERY FUND

The Value Discovery Fund invests in the equity securities of small companies that we believe offer a long-term investment value seeking to identify undervalued companies with sound business fundamentals.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

How did the Fund perform over the first half of the year? How did the Fund’s performance compare to its benchmark?

The Value Discovery Fund posted a 6.45% increase on a total return basis (Class N shares) during the six months ended June 30, 2007. By comparison, the Russell 2000® Value Index, gained 3.80%, while the Russell 2000® Index rose 6.45%.

What were the most significant factors impacting Fund performance? What factors were behind the Fund’s performance versus the benchmark?

Strong stock selection in Financials, Health Care, and Energy comprised the majority of the Fund’s relative out performance. In the Financial sector, our holdings of Equity Inns, a real estate investment trust, was the major contributor to performance due to its acquisition by a real estate fund company. Our holdings in Consumer Finance and Insurance, however, slightly detracted from performance. Both industries’ are highly correlated with interest rates and have experienced weakness as a result of increased inflation concerns and deterioration in the subprime marketplace.

What were among the best performing sectors for the Fund? Were there any investment themes that produced the best results?

Energy Reserves has been one of the strongest performing sectors year to date as commodity and oil prices have continued their rally from late 2006. The Fund benefited from both our energy reserves security selection and an over weight position in the energy reserves sector.

What were among the weakest performing sectors for the Fund? Were there any investments that did not measure up to your expectations?

Consumer Staples and Information Technology (IT) sectors detracted from the total return. There were no specific stocks that significantly detracted from performance in Consumer Staples. In general, Consumer sectors have been weak in 2007 as increasing energy prices, hints of rising inflation, and slowing GDP growth led to an unfavorable environment for consumers. IT Services and Semiconductors names were the largest year to date detractors. Semitool is a Semiconductor stock that negatively impacted performance; the market sold off due to some short term events causing a decline in earnings and a subsequent downward revision of earnings guidance. We continue to see opportunity in Semitool and we anticipate a positive long term trend of earnings growth.

What is your current strategy? How is the Fund positioned?

As a bottom up fundamental manager, our portfolio construction is primarily based on identifying stocks with the best potential to add value to our overall returns. We do not make

56 Semi-Annual Report	June 30, 2007

sector decisions and then conduct stock selection or portfolio construction based on each sector’s weight in the index. Our portfolio construction has a relative sector neutrality approach that results in our sector weights remaining roughly proportional to those of the benchmark. An over weighted sector position therefore occurs due to finding attractive stocks in that sector.

Calendar year 2007 started with investor concerns that a US-led slowdown would stall growth, commodity price increases and high utilization rates might spill over into wage and price inflation, and either lower growth or higher interest rates could destabilize credit and liquidity and cause a “financial accident.” In May, US interest rates rose significantly on fears that inflation was accelerating and that the “financial accident” was happening as subprime mortgage defaults started to escalate. The highly publicized problems at certain hedge funds further fueled speculation that mortgage-related derivatives were increasing systemic financial risk. The market corrections associated with these events appear to have been orderly adjustments and interest rates have declined from their May levels. Investors however are demanding more compensation for risk as recent leveraged buy-out debt offerings have failed to attract investors and spreads have subsequently widened. While there are few if any signs of an asset bubble, in spite of widespread efforts to identify one, the global economy and financial markets continue to function in relatively stable equilibrium.

While earnings growth has slowed over the last several quarters, we anticipate it will ramp up in late 2007 and through 2008. We anticipate top line revenue and earnings to continue to grow due to indications that companies’ hiring plans are strengthening and many are experiencing bulging order books. Additionally, firms have regained pricing power and strong corporate cash balances are leading to increases in capital spending plans. From a long term perspective, interest rates and employment are still accommodative to economic growth.

June 30, 2007	William Blair Funds 57

Value Discovery Fund

Performance Highlights (unaudited)

Average Annual Total Return at 6/30/2007

	Year to Date	1 Year	3 Year	5 Year	10 Year	Since Inception
Value Discovery Fund Class N	6.45%	19.41%	11.52%	10.11%	12.52%	—
Value Discovery Fund Class I	6.54	19.64`	11.73	10.32	—	14.52	(a)
Russell 2000® Index	6.45	16.43	13.45	13.88	9.06	10.34	(a)
Russell 2000® Value Index	3.80	16.05	15.02	14.62	12.14	15.27
(a)	For the period from October 1, 1999 (Commencement of the Class) to June 30, 2007.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller companies involves special risks, including higher volatility and lower liquidity. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 2000® Index is the Fund’s primary benchmark. The Russell 2000® Index is an unmanaged composite of the smallest 2000 stocks of the Russell 3000® Index.

The Russell 2000® Value Index consists of small-capitalization companies with below average price-to-book ratios and forecasted growth rates.

This report identifies the Fund’s investments on June 30, 2007. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total investment portfolio.

58 Semi-Annual Report	June 30, 2007

Value Discovery Fund

Portfolio of Investments, June 30, 2007 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks
Financials—30.0%
Argonaut Group, Inc.	52,050	$1,625
Boston Private Financial Holdings, Inc.	40,936	1,100
*Care Investment Trust, Inc.	48,790	671
Citizens Banking Corporation	43,924	804
Cogdell Spencer, Inc.	34,775	716
*Community Bancorp	31,480	881
*CRM Holdings, Ltd.	52,930	405
Employers Holdings, Inc.	41,290	877
Equity Inns, Inc.	30,009	672
Financial Federal Corporation	39,415	1,175
First Midwest Bancorp Incorporated	49,121	1,744
First Potimac Realty Trust	33,155	772
FirstMerit Corporation	45,755	958
Hanover Insurance Group, Inc.	16,160	788
Jones Lang LaSalle, Inc	7,175	814
Kite Realty Group Trust	70,495	1,341
Lasalle Hotel Properties	17,635	766
Mid-American Apartment Communities, Inc.	28,110	1,475
*PMA Capital Corporation, Class “A”	97,803	1,046
*RAM Holdings, Ltd.†	83,280	1,312
UCBH Holdings	52,345	956
Umpqua Holdings Corporation	32,020	753
*Western Alliance Bancorp	31,770	948

		22,599

Industrials—15.4%
Barrett Business Services, Inc.	30,895	798
CLARCOR, Inc.	37,260	1,395
*EMCOR Group, Inc.	11,055	806
*Esco Technologies, Inc.	14,705	533
Forward Air Corporation	35,870	1,223
G & K Services, Inc.	20,375	805
*Genlyte Group, Inc.	14,860	1,167
Interface Inc., Class “A”	69,310	1,307
Kaydon Corporation	18,885	984
Tal International Group, Inc.	48,460	1,440
Watsco, Inc.	20,790	1,131

		11,589

Information Technology—14.2%
Adtran Incorporated	30,085	781
*Anixter International, Inc.	15,520	1,167
*Avid Technology, Inc.	26,121	923
*Entegris, Inc.	96,853	1,151
*MICROS Systems, Inc.	18,450	1,004
*Parametric Technology Corporation	70,130	1,516
*Progress Software Corporation	23,570	749
*Semitool, Inc.	86,159	828
*SRA International, Inc.	14,860	375
*Sybase, Inc.	59,880	1,431
*Transaction Systems Architects, Inc.	22,110	744

		10,669

Consumer Discretionary—13.9%
*Aftermarket Technology Corp.	27,670	821
Ameristar Casinos, Inc.	27,670	961
*Cavco Industries, Inc.	20,790	780
Christopher & Banks Corporation	93,862	1,610
Entercom Communications Corporation	35,943	895
*Meritage Homes Corporation	14,290	382
*Papa John’s International, Inc.	24,245	697
*RC2 Corporation	17,715	709

*Non-income producing

† = U.S. listed foreign security

VRN = Variable Rate Note

Issuer	Shares or Principal Amount	Value

Common Stocks—(continued)
Consumer Discretionary—(continued)
Ruby Tuesday, Inc.	27,085	$713
*Select Comfort Corporation	50,440	818
*Tractor Supply Company	20,057	1,044
Wolverine World Wide, Inc.	38,065	1,055

		10,485

Materials—7.2%
Arch Chemicals, Inc.	36,235	1,273
CF Industries Holdings, Inc.	13,390	803
Quanex Corporation	17,350	845
Silgan Holdings, Inc.	23,865	1,319
Texas Industries, Inc.	15,665	1,228

		5,468

Health Care—6.2%
*Magellan Health Services	27,450	1,276
*Matrixx Initiatives, Inc.	50,221	1,051
*Pediatrix Medical Group	22,255	1,227
*Varian, Inc.	20,939	1,148

		4,702

Energy—5.6%
*Forest Oil Corporation	32,283	1,364
*Goodrich Petroleum Corporation	19,400	672
*Horizon Offshore, Inc.	39,590	760
*Petrohawk Energy Corporation	88,508	1,404

		4,200

Utilities—3.7%
Avista Corpration	32,210	694
Cleco Corporation	28,845	707
Northwest Natural Gas Company	14,715	680
South Jersey Industries, Inc.	19,400	686

		2,767

Consumer Staples—3.7%
Flowers Foods, Inc.	22,180	740
J&J Snack Foods	18,742	707
*Playtex Products, Inc.	89,313	1,323

		2,770

Total Common Stock—99.9% (cost $66,926)		75,249

Investment in Affiliate
William Blair Ready Reserves Fund	30,226	30

Total Investment in Affiliate—0.0% (cost $30)		30

Short-Term Investment
Prudential Funding Demand Note, VRN 5.305%, due 7/2/07	$81,000	81

Total Short-Term Investment—0.1% (cost $81)		81

Total Investments—100.0% (cost $67,037)		75,360
Liabilities, plus cash and other assets—(0.0)%		(27)

Net assets—100.0%		$75,333

See accompanying Notes to Financial Statements.

June 30, 2007	William Blair Funds 59

James S. Kaplan

Christopher T. Vincent

Benjamin J. Armstrong

BOND FUND

The Bond Fund Seeks to outperform the Lehman Aggregate Bond Index by maximizing total return through a combination of income and capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

We are pleased to have the Bond Fund become the newest addition to the William Blair Fund Family and would like to thank our shareholders for investing with us.

As the managers of the Bond Fund we are enthusiastic about the opportunities available to us. The broad sectors that are represented in the Fund’s portfolio include government securities, corporate debt securities issued by domestic and foreign companies, mortgage-backed securities and asset backed securities. The Fund invests at least 90% in securities rated in the highest four categories by at least one of the following three nationally recognized statistical rating organizations: Fitch Ratings, Moody’s Investors Service Inc. and Standard & Poor’s Corporation. The Fund may also invest no more than 10% of its net assets in below investment grade securities.

How did the Fund perform since its inception? How did the Fund’s performance compare to its benchmark?

The Bond Fund commenced operations on May 1, 2007. Through the two-month period ending June 30, 2007, the Fund posted a decrease of 1.15% (Class N Shares). By comparison, the Fund’s benchmark, the Lehman Aggregate Bond Index, declined 1.00%.

What were the most significant factors impacting Fund performance? What factors were behind the Fund’s performance versus the benchmark?

Rising interest rates and risk aversion weighed on the fixed income markets during the second quarter of 2007.

Interest rates rose sharply during the period. For example, the yield on 2-year Treasury notes increased 0.28% during the second quarter, while the yield on 10-year Treasury securities increased 0.38%. The yield on 2-year Treasury notes was 4.86% on June 30, while the yield on 10-year Treasury securities finished the quarter at 5.02%.

Risk aversion dominated the corporate bond and mortgage markets. Wider spreads resulted in these sectors generally underperforming Treasury securities during the quarter. Concerns about rising subprime mortgage delinquencies and the bankruptcy of several subprime mortgage originators has negatively impacted the residential mortgage market. Mid-year marked the worst six months in the non-Agency Mortgage markets in many years. The highly publicized problems at certain hedge funds heightened fears about the possibility of write-downs of securities backed by subprime mortgages at other institutions.

Reports about the current lackluster housing market added to the negative psychology in the residential mortage-backed market.

Concerns about shareholder-friendly actions by corporate bond issuers contributed to risk aversion in the credit markets. These actions include rising equity dividends and stock repurchases. In addition, the record pace of M&A transactions has negatively impacted the bond market.

60 Semi-Annual Report	June 30, 2007

Assets in the Bond Fund reached $51.6 million as of June 30, 2007. We used the months of May and June to deploy these assets into new investments for the Fund.

How is the Fund positioned?

As of June 30, 2007, the three major sector weightings were U.S. Agency Mortgage-Backed securities (43%), Corporate bonds (25%) and U.S. Treasuries (24%). All three sectors represent modest overweights versus the Lehman Aggregate Bond Index.

As previously stated, we are carefully following current market conditions and potential Federal Reserve activity.

June 30, 2007	William Blair Funds 61

Bond Fund

Performance Highlights (unaudited)

Average Annual Total Return at 6/30/2007

Since Inception(a)
Bond Fund Class N	(1.15)%
Bond Fund Class I	(1.15)
Lehman Aggregate Bond Index	(1.00)
(a)	For the period from May 1, 2007 (Commencement of Operations) to June 30, 2007.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Lehman Aggregate Bond Index indicates broad intermediate government/corporate bond market performance.

This report identifies the Fund’s investments on June 30, 2007. These holdings are subject to change. Not all investments in the Fund performed the same, nor is there any guarantee that these investments will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total investment portfolio.

62 Semi-Annual Report	June 30, 2007

Bond Fund

Portfolio of Investments, June 30, 2007 (all amounts in thousands) (unaudited)

Issuer	Principal Amount	Value
U.S. Government and U.S. Government Agency—64.2%
U.S. Treasury—22.9%
U.S. Treasury Note, 4.375%, due 12/31/07	$5,000	$4,987
U.S. Treasury Note, 4.750%, due 2/15/10	1,450	1,445
U.S. Treasury Note, 4.750%, due 5/15/14	1,300	1,284
U.S. Treasury Note, 5.125%, due 5/15/16	2,250	2,262
U.S. Treasury Note, 7.125%, due 2/15/23	325	390
U.S. Treasury Note, 4.500%, due 2/15/36	1,600	1,449

Total U.S. Treasury Obligations	11,925	11,817

Government National Mortgage Association (GNMA)—0.0%
#357752, 7.000%, due 4/15/09	4	4

Federal Home Loan Bank (FHLB)—0.6%
4.750%, due 12/16/16	325	308

Federal Home Loan Mortgage Corp. (FHLMC)—9.5%
#G10330, 7.000%, due 1/1/10	30	31
#G90024, 7.000%, due 1/20/13	100	103
#G30093, 7.000%, due 12/1/17	78	80
#G30254, 6.500%, due 5/1/19	124	127
#G30255, 7.000%, due 7/1/21	122	126
#G18137, 6.500%, due 8/1/21	541	551
#D95621, 6.500%, due 7/1/22	175	179
#D95897, 5.500%, due 3/1/23	481	471
#C01385, 6.500%, due 8/1/23	709	722
#C90896, 6.500%, due 2/1/25	1,226	1,250
6.750%, due 9/15/29	650	745
#G10728, 7.500%, due 7/1/32	500	522

Total FHLMC Mortgage Obligations	4,736	4,907

Federal National Mortgage Association (FNMA)—31.2%
#598453, 7.000%, due 6/1/15	37	38
#689612, 5.000%, due 5/1/18	968	939
#747903, 4.500%, due 6/1/19	800	761
#791393, 5.500%, due 10/1/19	823	813
#831430, 5.500%, due 3/1/21	987	973
#253847, 6.000%, due 5/1/21	577	579
#900725, 6.000%, due 8/1/21	511	514
#254797, 5.000%, due 6/1/23	528	504
#545437, 7.000%, due 2/1/32	390	405
#555522, 5.000%, due 6/1/33	917	864
#555880, 5.500%, due 11/1/33	978	948
#725027, 5.000%, due 11/1/33	1,295	1,219
#725205, 5.000%, due 3/1/34	1,006	948
#725238, 5.000%, due 3/1/34	1,014	955
#725424, 5.500%, due 4/1/34	1,048	1,015
#725611, 5.500%, due 6/1/34	829	803
#745092, 6.500%, due 7/1/35	1,131	1,150
#845188, 6.000%, due 12/1/35	992	983
#848782, 6.500%, due 1/1/36	1,653	1,671

Total FNMA Mortgage Obligations	16,484	16,082

Issuer	NRSRO Rating		Principal Amount	Value
Non-Agency Mortgage-Backed Obligations—8.3%
Countrywide Alternative Loan Trust, 2003-11T1, Tranche M, 4.750%, due 7/25/18	AA	+	$318	$307
Aames Mortgage Trust, 2001-1, Tranche M2, 7.588%, due 6/25/31	A		133	131
LSSCO, 2004-2, Tranche M2, 6.328%, due 2/28/33, VRN*	A		339	337
CWL, 2003-5, Tranche MF2 5.959%, due 11/25/33	AA	-	391	387
Renaissance Home Equity Loan Trust, 2004-2, Tranche M5 6.455%, due 7/25/34	A		700	692
FHASI, 2004-AR4, Tranche 3A1, 4.588%, due 8/25/34, VRN	AAA		563	554
Security National Mortgage Loan Trust, 2004-2A, Tranche M2, 6.352%, due 11/25/34	A		50	50
GRP Real Estate Asset Trust, 2005-1 Tranche A, 4.850%, due 1/25/35*	A		393	391
Security National Mortgage Loan Trust, 2005-1A, Tranche M2, 6.530%, due 2/25/35*	A		25	24
Soundview Home Equity Loan Trust, 2005-B, Tranche M1, 5.635%, due 5/25/35	AA	+	118	117
Structured Asset Securities Corp., 2005-9XS, Tranche A2B, 6.500%, due 6/25/35	AAA		200	200
Security National Mortgage Loan Trust, 2005-2A, Tranche M2, 7.321%, due 2/25/36*	A		125	123
Chase Mortgage Finance Corporation, 2006-A1, Tranche A3, 6.000%, due 9/25/36	AAA		650	648
La Hipotecaria Panamanian Mortgage Trust, 2007-1GA, Tranche A, 5.750%, due 12/23/36*	AAA		80	79
Security National Mortgage Loan Trust, 2006-1A, Tranche M2, 7.500%, due 9/25/36*	A		80	78
Statewide Mortgage Loan Trust, 2006-1A, Tranche A2, 7.660%, due 9/25/37*	AAA		70	72
ACE, 2005-SN1, Tranche M2, 5.770%, due 11/25/39, VRN	A	+	50	48
ACE, 2005-SD3, Tranche M2, 7.070%, due 8/25/45, VRN	A	+	70	71

Total Non-Agency Mortgage-Backed Obligations			4,355	4,309

Corporate Obligations—23.8%
SLM Corporation, 5.565%, due 7/25/08, VRN	A	+	500	496
Consolidated Edison Company of New York, 7.150%, due 12/1/09	A	+	500	520
Household Finance Corporation, 8.000%, due 7/15/10	AA	-	500	534
Bank of America Corporation, 4.250%, due 10/1/10	AA		500	483

See accompanying Notes to Financial Statements.

June 30, 2007	William Blair Funds 63

Bond Fund

Portfolio of Investments, June 30, 2007 (all amounts in thousands) (unaudited)

Issuer	NRSRO Rating		Principal Amount	Value

Corporate Obligations—(continued)
National Rural Utilities Cooperative Finance Corporation, 7.250%, due 3/1/12	A		$500	$533
Citigroup, Inc. 5.625%, due 8/27/12	AA		400	400
Simon Property Group, Inc., 6.350%, due 8/28/12	A	-	500	515
Cox Communications, Inc., 7.125%, due 10/1/12	BBB	-	400	423
Boeing Capital Corporation, 5.800%, due 1/15/13	A	+	400	406
Residential Capital, LLC, 6.500%, due 4/17/13	BBB		350	338
SBC Communications, 5.100%, due 9/15/14	A		400	381
CODELCO, Inc.—144A, 4.750%, due 10/15/14	A		400	373
Johnson Controls, Inc. 5.500%, due 1/15/16	A	-	400	387
ProLogis, 5.750%, due 4/1/16	BBB	+	400	395
Omnicom Group, Inc., 5.900%, due 4/15/16	A	-	400	395
Yum!, Brands, Inc., 6.250%, due 4/15/16	BBB		400	399
SAB Miller plc, 6.500%, due 7/1/16	BBB	+	400	411
Petrobras International Finance Company, 6.125%, due 10/6/16	BBB	-	400	392
Marriott International, 6.375%, due 6/15/17	BBB	+	450	451
Ras Laffan Lng II, 5.298%, due 9/30/20	A	+	400	374
Kroger Company, 8.00%, due 9/15/29	BBB		400	431
Conoco Funding Company, 7.250%, due 10/15/31	A	-	400	452
Kohl’s Corporation, 6.00%, due 1/15/33	A		250	234
Goldman Sachs Group, Inc., 6.125%, due 2/15/33	AA	-	400	382
Pacific Gas and Electric Company, 6.050%, due 3/1/34	A	-	250	242
Teva Pharmaceutical Finance LLC, 6.150%, due 2/1/36	BBB		510	477
Wisconsin Electric Power Company, 5.700%, due 12/1/36	A	+	500	471
Comcast Corporation, 6.450%, due 3/15/37	BBB	+	500	482
Florida Power and Light Group Capital, Inc. 6.650%, due 6/15/67, VRN	A	-	500	496

Total Corporate Obligations			12,310	12,273

Total Fixed Income—96.3% (cost $50,322)			50,139	49,700

Issuer	NRSRO Rating		Principal Amount/ Shares	Value

Preferred Stock—0.5%
Public Storage, Inc.			10,000	$239
Total Preferred Stock—0.5% (cost $245)			10,000	239

Total Long-Term Investments—96.8% (cost $50,567)				49,939

Short-Term Investments
American Express Corporation, VRN 5.170%, due 7/2/07	A	+	$2,240	2,240
Prudential Funding LLC, VRN 5.305%, due 7/2/07	A	+	2,240	2,240

Total Short-Term Investments—8.7% (cost $4,480)			4,480	4,480

Repurchase Agreement
Investors Bank & Trust Company, 4.50% dated 6/29/2007, due 7/02/2007, repurchase price $1,778, collateralized by SBA #506044	A	+	1,777	1,777

Total Repurchase Agreement—3.4% (cost $1,777)			1,777	1,777

Total Investments—108.9% (cost $56,824)				56,196

Liabilities plus cash and other assets—(8.9)%				(4,573)

Net Assets—100%				$51,623

VRN = Variable Rate Note

NRSRO = Nationally Recognized Statistical Rating Organization, such as

S&P, Moody’s or Fitch (unaudited)

The obligations of certain U. S. Government-sponsored securities are neither issued nor guaranteed by the U. S. Treasury

*Deemed illiquid pursuant to Liquidity Procedures adopted by the Board of Trustees. These holdings represent 2.14% of the net assets at June 30,2007.

See accompanying Notes to Financial Statements.

64 Semi-Annual Report	June 30, 2007

James S. Kaplan

Christopher T. Vincent

INCOME FUND

The Income Fund invests in intermediate-term debt securities.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

How did the Fund perform over the first half of the year? How did the Fund’s performance compare to its benchmark?

The Income Fund posted a 0.45% gain on a total return basis (Class N Shares) for the 6 months ended June 30, 2007. By comparison, the Fund’s benchmark, the Lehman Intermediate Government/Credit Bond Index, rose 1.45%, while the Fund’s peer group, the Morningstar Short-term Bond Category, increased 1.72%.

What were the most significant factors impacting Fund performance? What factors were behind the Fund’s performance versus the benchmark?

During the first half of 2007, the Fund’s return underperformed versus the benchmark. Two non-prime mortgage bonds contributed significantly to the underperformance. The poor performance of these holdings has trimmed approximately 1.1% from the Fund’s return since the beginning of the year.

The Fund has been underweight Treasury securities and overweight the other spread sectors relative to the benchmark. The primary overweight has been in Mortgage and Asset-backed securities including non-agency residential mortgage-backed securities, which also detracted from performance. The Fund has been underweight the credit sector, which marginally benefited performance.

Rising interest rates and risk aversion weighed on the fixed income markets during the first half of 2007.

Interest rates posted slight to modest gains at mid-year. Rates were generally flat during the first quarter of 2007, but spiked during the second quarter. For example, the yield on 2-year Treasury notes increased 0.05% during the first half of the year, while the yield on 10-year Treasury securities increased 0.32%. The yield on 2-year Treasury notes was 4.86% on June 30, while the yield on 10-year Treasury securities finished the quarter at 5.02%.

Risk aversion dominated the corporate bond and mortgage markets. Wider spreads resulted in these sectors generally underperforming Treasury securities during the quarter.

Concerns about rising subprime mortgage delinquencies and the bankruptcy of several subprime mortgage originators has negatively impacted the residential mortgage market. Mid-year marked the worst six months in the non-Agency Mortgage markets in many years. The highly publicized problems at certain hedge funds heightened fears about the possibility of write-downs of securities backed by subprime mortgages at other institutions.

Reports about the current lackluster housing market added to the negative psychology in the residential Mortgage-backed market.

Concerns about shareholder-friendly actions by corporate bond issuers contributed to risk aversion in the credit markets. These actions include rising equity dividends and stock repurchases. In addition, the record pace of M&A transactions has negatively impacted the bond market.

June 30, 2007	William Blair Funds 65

Which investment strategies enhanced the Fund’s return? Were there any investment strategies that produced the best results?

Although it was a very difficult first half of the year for the Mortgage-backed market, and the Fund, in general, the performance of the Fund benefited from its holdings of seasoned premium Agency pass-through mortgages, which have shorter maturities.

The Fund’s duration was shorter than the stated benchmark, the Lehman Intermediate Government Credit Index, which contributed to relative returns.

Within corporate bonds, the Fund has been underweight the finance sector, which has contributed to returns. This sector has been among the worst performers in the credit market due to subprime mortgage problems associated with several firms in this sector. In addition, the Fund has avoided large losses associated with corporate bonds threatened with leveraged buyout concerns. Avoiding these buyouts has also contributed to returns. Finally, the Fund has avoided direct exposure to the Homebuilder sector, which has also been a poor performer.

How is the Fund positioned?

As of June 30th, the three major sector weightings were U.S. Mortgage-backed securities (40%), Non-Agency Mortgage-backed securities (25%) and Corporate bonds (24%). The former two sectors represent overweights while the latter represents an underweight versus the Lehman Intermediate Government/Credit Index.

As previously stated, we are carefully following current market conditions and potential Federal Reserve activity.

66 Semi-Annual Report	June 30, 2007

Income Fund

Performance Highlights (unaudited)

Average Annual Total Return at 6/30/2007

	Year to Date	1 Year	3 Year	5 Year	10 Year	Since Inception
Income Fund Class N	0.45%	4.48%	3.16%	3.46%	4.96%	—%
Income Fund Class I	0.59	4.70	3.32	3.63	—	5.01	(a)
Lehman Intermediate Government Credit Bond Index	1.45	5.76	3.41	4.14	5.66	5.53	(a)
(a)	For the period from October 1, 1999 to June 30, 2007.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Lehman Intermediate Government/Credit Bond Index indicates broad intermediate government/corporate bond market performance.

This report identifies the Fund’s investments on June 30, 2007. These holdings are subject to change. Not all investments in the Fund performed the same, nor is there any guarantee that these investments will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total investment portfolio.

June 30, 2007	William Blair Funds 67

Income Fund

Portfolio of Investments, June 30, 2007 (all amounts in thousands) (unaudited)

Issuer	Principal Amount	Value

U.S. Government and U.S. Government Agency—49.6%
U.S. Treasury—4.9%
U.S. Treasury Note, 6.500%, due 2/15/10	$8,000	$8,309
U.S. Treasury Note, 4.750%, due 5/15/14	2,000	1,975
U.S. Treasury Note, 5.125%, due 5/15/16	2,060	2,072

Total U.S. Treasury Obligations	12,060	12,356

Government National Mortgage Association (GNMA)—1.5%
#780405, 9.500%, due 11/15/17	469	500
#589335, 6.500%, due 10/15/22	1,877	1,904
#357322, 7.000%, due 9/15/23	142	148
#616250, 6.000%, due 2/15/24	1,286	1,284

Total Government National Mortgage Association	3,774	3,836

Small Business Administration—0.0%
Receipt for Multiple Originator Fees, #3, 0.821%, due 11/01/08 (Interest Only) WAC	1,475	12

Federal Home Loan Mortgage Corp. (FHLMC)—18.6%
#1417, Tranche SA, 11.219%, due 11/15/07, VRN	94	94
#G10067, 7.000%, due 1/1/08	58	58
#1601, Tranche PJ, 6.000%, due 10/15/08, VRN	265	269
#E80050, 6.000%, due 10/1/09	253	254
#G90028, 7.000%, due 5/17/09	147	147
#G90019, 7.500%, due 12/17/09 7.000%, due 3/15/10	213 4,000	215 4,179
#E65418, 7.000%, due 8/1/10	107	107
#G10457, 7.000%, due 2/1/11	284	290
#E00436, 7.000%, due 6/1/11	319	327
#G10708, 6.500%, due 8/1/12	189	193
#G11218, 7.000%, due 10/1/12	69	71
#G10839, 5.500%, due 10/1/13	1,011	1,004
#E72924, 7.000%, due 10/1/13	917	945
#J02572, 7.500%, due 6/1/14	1,511	1,554
#E81697, 8.000%, due 5/1/15	1,936	2,032
#E81703, 7.000%, due 5/1/15	829	853
#E81908, 8.500%, due 12/1/15	114	120
#G11688, 7.000%, due 2/1/16	615	635
#J02184, 8.000%, due 4/1/16	1,536	1,608
#G12258, 6.000%, due 8/1/16	2,339	2,352
#G90022, 8.000%, due 9/17/16	578	603
#G11702, 7.500%, due 12/1/16	582	601
#J04096, 6.500%, due 1/1/17	2,443	2,496
#G11486, 7.500%, due 4/1/17	673	694
#E90398, 7.000%, due 5/1/17	1,062	1,096
#M30028, 5.500%, due 5/1/17	262	263
#G11549, 7.000%, due 7/1/17	617	635
#G90027, 6.000%, due 11/17/17	1,152	1,153
#G11756, 7.000%, due 12/1/17	1,026	1,053
#G11725, 5.500%, due 11/1/18	1,904	1,882
#G30254, 6.500%, due 5/1/19	2,341	2,401
#G30255, 7.000%, due 7/1/21	785	815
#G30268, 7.000%, due 7/1/21	1,620	1,682

Issuer	Principal Amount	Value
Federal Home Loan Mortgage Corp. (FHLMC)—(continued)
#J02986, 6.500%, due 7/1/21	$2,380	$2,424
#G30239, 7.000%, due 8/1/21	1,407	1,460
#C67537, 9.500%, due 8/1/21	180	193
#G18137, 6.500%, due 8/1/21	2,756	2,807
#G30243, 6.000%, due 12/1/21	1,599	1,609
#D95621, 6.500%, due 7/1/22	2,976	3,044
#G02183, 6.500%, due 3/1/30	1,822	1,855
#A45790, 7.500%, due 5/1/35	933	973

Total FHLMC Mortgage Obligations	45,904	47,046

Federal National Mortgage Association (FNMA)—24.6%
#1992-192, Tranche SC, 6.329%, due 11/25/07, VRN	42	42
#93-196, Tranche SA, 9.794%, due 10/25/08, VRN	175	174
#1993-221, Tranche SG, 3.624%, due 12/25/08, VRN	149	147
#765396, 5.500%, due 1/1/09	125	124
#2002-27, Tranche SW, 4.327%, due 5/25/2009 VRN	1,020	1,005
#695512, 8.000%, due 9/1/10	292	298
#725479, 8.500%, due 10/1/10	463	471
6.250%, due 2/1/11	6,000	6,201
#313816, 6.000%, due 4/1/11	367	370
#577393, 10.000%, due 6/1/11	169	180
#577395, 10.000%, due 8/1/11	675	720
#254705, 5.500%, due 3/1/13	1,372	1,368
#254788, 6.500%, due 4/1/13	469	477
#725315, 8.000%, due 5/1/13	463	481
#190539, 6.000%, due 1/1/14	370	370
#806463, 7.000%, due 3/1/14	557	574
#593561, 9.500%, due 8/1/14	360	385
#535560, 7.000%, due 8/1/14	888	912
#567027, 7.000%, due 9/1/14	1,452	1,496
#567026, 6.500%, due 10/1/14	1,363	1,394
#458124, 7.000%, due 12/15/14	313	322
#576554, 8.000%, due 1/1/16	1,497	1,566
#745459, 7.000%, due 2/1/15	781	806
#598453, 7.000%, due 6/1/15	270	274
#576553, 8.000%, due 2/1/16	2,261	2,387
#555747, 8.000%, due 5/1/16	422	439
#735569, 8.000%, due 10/1/16	2,025	2,109
#725410, 7.500%, due 4/1/17	1,309	1,352
#643217, 6.500%, due 6/1/17	365	373
#679247, 7.000%, due 8/1/17	1,568	1,631
#682075, 5.500%, due 11/1/17	1,029	1,018
#662925, 6.000%, due 12/1/17	1,413	1,424
#740847, 6.000%, due 10/1/18	1,253	1,260
#852864, 7.000%, due 7/1/20	3117	3220
#458147, 10.000%, due 8/15/20	886	984
#835563, 7.000%, due 10/1/20	1,252	1,297
#893325, 7.000%, due 9/1/21	2,962	3,041
#735367, 6.000%, due 3/1/22	2185	2194
#735574, 8.000%, due 3/1/22	852	902
#735104, 7.000%, due 5/1/22	2,172	2,259
#725927, 7.000%, due 8/1/22	1,781	1,854
#679253, 6.000%, 10/1/22	1754	1761
#735137, 6.500%, due 11/1/22	1,184	1,213
#254633, 6.000%, due 1/1/2023	635	637

See accompanying Notes to Financial Statements.

68 Semi-Annual Report	June 30, 2007

Income Fund

Portfolio of Investments, June 30, 2007 (all amounts in thousands) (unaudited)

Issuer	NRSRO Rating	Principal Amount	Value
Federal National Mortgage Association (FNMA)—(continued)
#1993-19, Tranche SH, 11.234%, due 4/25/23, VRN		$11	$15
#745633, 6.500%, due 7/1/24		1,573	1,610
#806458, 8.000%, due 6/1/28		1,164	1,230
#880155, 8.500%, due 7/1/29		1,445	1,551
#797846, 7.000%, due 3/1/32		1,624	1,679
#745519, 8.500%, due 5/1/32		933	1,002
#654674, 6.500%, due 9/1/32		288	293
#733897, 6.500%, due 12/1/32		539	550
#888305, 7.000, due 3/1/36		2,941	3,049

Total FNMA Mortgage Obligations		60,575	62,491

Non-Agency Mortgage-Backed—24.5%
ABFS, 2002-2, Tranche A6, 5.850%, due 3/15/19	AAA	114	114
RALI, 2004-QS16, Tranche 2M1, 5.000%, due 12/25/19	AA	1,629	1,557
RALI, 2004-QS16, Tranche 2M3, 5.000%, due 12/25/19	BBB	275	254
RALI, 2005-QS14, Tranche 1M1, 5.250%, due 9/25/20	AA	956	922
RALI, 2005-QS14, Tranche 1M2, 5.250%, due 9/25/20	A	301	287
RALI, 2006-QS2, Tranche IIM1, 5.500%, due 2/25/21	AA	1,057	1,027
RALI, 2006-QS2, Tranche IIM2, 5.500%, due 2/25/21	A	494	475
RALI, 2006-QS6, Tranche 2M1, 6.000%, due 6/25/21	AA	516	511
RALI, 2006-QS6, Tranche 2M2, 6.000%, due 6/25/21	A	408	400
First Plus, 1997-4, Tranche M1, 7.640%, due 9/11/23	AA	1,350	1,345
First Plus, 1997-4, Tranche M2, 7.830%, due 9/11/23	A	285	287
First Plus, 1997-4, Tranche A8, 7.810%, due 9/11/23	AAA	134	137
First Plus, 1998-2, Tranche M2, 8.010%, due 5/10/24	A	179	178
First Plus, 1998-3, Tranche M2, 7.920%, due 5/10/24, VRN	A	474	478
Bear Stearns ABS, 2001-A, Tranche M1, 7.540%, due 2/15/31	A	653	653
Delta Funding Home Equity Loan Trust, 2000-4, Tranche M1, 7.650%, due 2/15/31	AA	1,554	1,551
Structured Asset Securities Corp., 2005-SC1, Tranche 1A2, 10.245%, due 5/25/31, VRN*	AAA	1,921	2,075
Aames Mortgage Trust, 2001-1, Tranche M2, 7.588%, due 6/25/31	A	1,216	1,198
Security National Mortgage Loan Trust, 2004-1A, Tranche M2, 6.750%, due 06/25/32	A	1,600	1,566
Structured Assets Security Corporation, 2002-13, Tranche B1, 6.750%, due 7/25/32, VRN	AAA	2,021	2,014

Issuer	NRSRO Rating		Principal Amount	Value

Non-Agency Mortgage-Backed Obligations—(continued)
Structured Assets Security Corporation, 2002-17, Tranche B3, 6.089%, due 9/25/32, VRN	A		$1,811	$1,803
LSSCO, 2004-2, Tranche M1, 6.326%, due 2/28/33, VRN*	AA		884	885
LSSCO, 2004-2, Tranche M2, 6.326%, due 2/28/33, VRN*	A		678	675
ABFS, 2002-2, Tranche A-7, 5.215%, due 7/15/33, VRN	AAA		16	16
ABFS, 2002-3, Tranche M1, 5.402%, due 9/15/33, VRN	AA		1,128	1,109
Residential Asset Mortgage Prouducts, 2003-RS9, Tranche MI1, 5.800%, due 10/25/33	AA		198	194
Residential Asset Mortgage Prouducts, 2003-RS9, Tranche MI2, 6.300%, due 10/25/33	A		1,404	1,382
ACE, 2004-SD1, Tranche M3, 8.070%, due 11/25/33, VRN	BBB		2099	1760
Residential Asset Mortgage Products, 2003-RS11, Tranche MI1, 5.597%, due 12/25/33 VRN	AA		1,695	1,675
Deutsche Mortgage Securites, Inc., 2004-2, Tranche M1, 5.090%, due 1/25/34	AA		1,332	1,290
RAAC, 2005-SP1, Tranche M1, 5.505%, due 9/25/34, VRN	AA		2,571	2,430
Security National Mortgage Loan Trust, 2004-2A, Tranche M2, 6.352%, due 11/25/34	A		2,200	2,185
GRP Real Estate Asset Trust, 2005-1 Tranche A, 4.850%, due 1/25/35*	A		224	223
Security National Mortgage Loan Trust, 2005-1A, Tranche M2, 6.530%, due 2/25/35*	A		1,475	1,435
Security National Mortgage Loan Trust, 2005-1A, Tranche B1, 7.450%, due 2/25/35*	BBB		950	860
Soundview Home Equity Loat Trust, 2005-B, Tranche M1 5.635%, due 5/25/35	AA	+	1,578	1,573
Structured Asset Securities Corp., 2005-9XS, Tranche 1A2B, 6.500%, due 6/25/35	AAA		3,435	3,434
SACO, 2005-WM2, Tranche B2, 6.500%, due 7/25/35**	BBB		3,017	714
Security National Mortgage Loan Trust, 2005-2A, Tranche B1, 7.750%, due 2/25/36*	BBB		1,550	1,504
Security National Mortgage Loan Trust, 2005-2A, Tranche M2, 7.321%, due 2/25/36*	A		2,075	2,043
ACE, 2006-SL4, Tranche M6, 6.500%, due 9/25/36**	A		2,100	893
Security National Mortgage Loan Trust, 2006-1A, Tranche M2, 7.500%, due 9/25/36*	A		2,195	2,147
Security National Mortgage Loan Trust, 2006-2A, Tranche M2, 7.500%, due 10/25/36*	A		600	595

See accompanying Notes to Financial Statements.

June 30, 2007	William Blair Funds 69

Income Fund

Portfolio of Investments, June 30, 2007 (all amounts in thousands) (unaudited)

Issuer	NRSRO Rating		Principal Amount	Value

Non-Agency Mortgage-Backed—(continued)
La Hipotecaria Panamanian Mortgage Trust, 2007-1GA, Tranche A, 5.750%, due 12/23/36*	AAA		$2,923	$2,891
Security National Mortgage Loan Trust, 2006-3A, Tranche M2, 7.500%, due 1/25/37*	A		1,000	983
Blackrock Capital Finance, 1997-R1 WAC, 1.823%, due 3/25/37, VRN*	AAA		334	341
Mid-State Trust 2004-1, Tranche A, 6.005%, due 8/15/37	AAA		3,791	3,786
Statewide Mortgage Loan Trust, 2006-1A, Tranche A2, 7.660%, due 9/25/37*	AAA		2,638	2,714
ACE, 2005-SN1, Tranche M1, 5.520%, due 11/25/39, VRN	AA	+	1,075	1,048
ACE, 2005-SN1, Tranche M2, 5.770%, due 11/25/39, VRN	A	+	625	604
ACE, 2005-SD3, Tranche M2, 7.070%, due 8/25/45, VRN	A	+	1,895	1,914

Total Non-Agency Mortgage-backed Obligations			66,633	62,135

Corporate Obligations—23.9%
Philips Petroleum, 8.750%, due 5/25/10	A	-	2,500	2,722
HSBC Finance Corporation, 8.000%, due 7/15/10	AA	-	2,450	2,617
Boeing Capital Corporation, 7.375%, due 9/27/10	A	+	2,549	2,698
Goldman Sachs Group, Inc., 6.600%, due 1/15/12	AA	-	3,050	3,158
Lehman Brothers Holdings, Inc. 6.625%, due 1/18/12	A	+	2,650	2,749
National Rural Utility Cooperative, 7.250%, due 3/1/12	A		3,025	3,223
BHP Billiton Finance, 5.125%, due 3/29/12	A	+	1,195	1171
General Electric Capital Corporation, 6.000%, due 6/15/12	AAA		2,650	2,697
Citigroup, Inc., 5.625%, due 8/27/12	AA		2,675	2,676
Cox Communications,Inc., 7.125%, due 10/1/12	BBB-		2,425	2,562
Kroger Company, 5.500%, due 2/1/13	BBB		3,000	2,921
Ohio Power Company, 5.500%, due 2/15/13	A		1,900	1,872
American Movil SA, 5.500%, due 3/1/14	A		3,000	2,932
Bank of America Corporation, 5.375%, due 6/15/14	AA		2,325	2,289
AT&T, Inc. 5.100%, due 9/15/14	A		3,000	2,862
Codelco, Inc.—144A, 4.750%, due 10/15/14*	A		2,815	2,628
Pemex Master Trust, 5.750%, due 12/15/15	BBB		3,000	2,943

Issuer	NRSRO Rating		Principal Amount	Value

Corporate Obligations—(continued)
Johnson Controls, Inc., 5.500%, due 1/15/16	A	-	$2,925	$2,832
Omnicom Group, Inc., 5.900%, due 4/15/16	A	-	3,000	2,963
YUM! Brands, Inc., 6.250%, 4/15/16	BBB		1,939	1,935
Sabmiller PLC, 6.500%, due 7/1/16	BBB	+	3,100	3,185
Marriott International, 6.375%, due 6/15/17	BBB	+	2,250	2,256
Ras Laffan Lng II, 5.298%, due 9/30/20*	A		3,000	2,803

Total Corporate Obligations			60,423	60,694

Total Long Term Investments—98.0% (cost $256,687)			250,844	248,570

Repurchase Agreement
Investors Bank & Trust Company, 4.50% dated 6/29/2007, due 7/02/2007, repurchase price $2,537 collateralized by FH Pool #505523			2,536	2,536

Total Repurchase Agreement—1.0% (cost $2,536)			2,536	2,536

Total Investments—99.0% (cost $259,223)			$253,380	251,106

Cash and other assets, less liabilities—1.0%				2,589

Net Assets—100%				$253,695

WAC = Weighted Average Coupon

VRN = Variable Rate Note

NRSRO = Nationally Recognized Statistical Rating Organization, such as

S&P, Moody’s or Fitch (unaudited)

The obligations of certain U. S. Government-sponsored securities are neither issued nor guaranteed by the U. S. Treasury

*Deemed illiquid pursuant to Liquidity Procedures adopted by the Board of Trustees. These holdings represent 10.41% of the net assets at June 30,2006.

**Fair valued pursuant to Valuation Procedures adopted by the Board of Trustees. These holdings represent 0.63% of the Fund’s net assets at June 30, 2007. These securities were also deemed illiquid pursuant to Liquidity Procedures approved by the Board of Trustees.

See accompanying Notes to Financial Statements.

70 Semi-Annual Report	June 30, 2007

James S. Kaplan

Christopher T. Vincent

READY RESERVES FUND

The Ready Reserves Fund invests primarily in short-term U.S. dollar-denominated money market instruments, and exclusively in high quality securities that are rated in the top two categories of credit quality.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Federal Reserve Board Monetary policy was the focus of the money markets during the first half of 2007.

Federal Reserve Board Chairman Ben Bernanke reached the one-year anniversary of his appointment during the first quarter, a job he has grown into and for which market participants have given him high marks.

At the most recent meeting of the Federal Open Market Committee on June 28, the Federal Reserve said that inflation remained its predominant policy concern. The Fed left its benchmark interest rate unchanged at 5.25% and signaled that it would keep it at that level for some time.

The Fed’s rate decision, which was widely anticipated by most market participants, meant that the Fed’s pause in rate increases was now one year old.

In its statement following the June meeting, the Federal Reserve acknowledged that consumer prices had risen more slowly in recent months. Rather than describing inflation as “elevated,” something it had done after its policy meeting in May, the central bank noted that readings on core inflation “have improved modestly in recent months.” “However, a sustained moderation in inflation pressures has yet to be convincingly demonstrated,” the Fed statement said. The Fed repeated its concern that a tight labor market and a further reduction in available factory capacity had the potential to once again push inflation higher.

Although it is clear that the Fed has adopted a “wait-and-see” approach with regard to their next interest rate move, the biggest question for many investors was how the Fed might modify the nuances in their description of the economy and how they might react to recent signs of slowing inflation.

Unemployment, which has hovered around 4.5 percent for the last several months, remains lower than the Fed had expected—and is at levels that many economists equate with full employment, but the recent decline in housing prices remains a drag on economic growth.

For the last several years, Fed governors, including Chairman Bernanke, have set an unofficial goal of keeping the “core” (excluding food and energy costs) rate of inflation at 1 to 2 percent a year. The Fed’s preferred measure of core inflation, the Commerce Department’s price index for personal consumer expenditures, is just slightly above 2 percent and is down from approximately 2.4 percent in March. However, sustained energy prices and rising food costs could potentially pose a risk to Fed policy if higher prices spark inflationary pressures.

We nonetheless believe that the current Federal Funds rate above 5% will do much of the “heavy lifting” for the Fed with respect to keeping inflationary pressures in check.

We presently intend to maintain our strategy of using commercial paper in the short end of the market, barbelled with fixed-rate obligations with slightly longer maturities, and also will continue to emphasize floating-rate obligations, which price off of LIBOR. (LIBOR is the London Interbank Offered Rate, which is the rate the most credit worthy international banks dealing in Eurodollars—U.S. currency held in banks outside of the U.S.—charge each other for large loans.)

June 30, 2007	William Blair Funds 71

The current inverted shape of the money market yield curve has decreased investment opportunities in the secondary fixed-rate market, but we do not see this as a particularly troubling development. However, at present we do not see attractive investment opportunities in 6-month to 1-year commercial paper. Until the yield curve changes we will stay focused on 30- to 60-day end of the market.

At June 30, 2007, the Fund’s Average Maturity was approximately 53.3 days, compared to 47.0 days at March 31, 2007, and 52.2 days at December 31, 2006.

The return for the 6 months ended June 30, 2007, of the Fund’s Class N Shares was 2.37%, versus the 2.27% return of the Fund’s benchmark, the AAA-Rated Money Market Funds Average. Total assets were $1.18 billion, compared to $1.20 billion at December 31, 2006.

72 Semi-Annual Report	June 30, 2007

Ready Reserves Fund

Performance Highlights (unaudited)

The Fund’s 7 day yield on June 30, 2007 was 4.75%.

Average Annual Total Returns—Class N Shares year ending June 30, 2007.

	Year to Date	1 Year	3 Year	5 Year	10 Year
Ready Reserves Fund	2.37%	4.81%	3.34%	2.30%	3.38%
AAA Rated Money Market Funds	2.27	4.54	3.19	2.18	3.36

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Class N Shares are available to the general public without a sales load. Total return includes reinvestment of income. Yields fluctuate and are not guaranteed. An investment in the Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corp. (FDIC) or any government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The AAA Rated Money Market Funds Average represents the average annual composite performance of all AAA rated First Tier Retail Money Market Funds listed by IBC Financial data.

This report identifies the Fund’s investment’s on June 30, 2007. These holdings are subject to change. Not all fixed-income securities in the Fund performed the same, nor is there any guarantee that these fixed-income securities will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total investment portfolio.

June 30, 2007	William Blair Funds 73

Ready Reserves Fund

Portfolio of Investments, June 30, 2007 (all amounts in thousands) (unaudited)

Issuer	Principal Amount	Amortized Cost
U.S. Agency Fixed Rate—0.3%
Federal Home Loan Bank (FHLB), 4.500-4.625%, 10/12/07-10/24/07	$3,777	$3,783

Total Agency Backed Securities	3,777	3,783

Fixed Rate Notes—29.4%
Abbott Laboratories, 6.000% , 3/15/08	2,014	2,009
American General Finance Corp, 4.500%-5.470% , 8/16/07-11/15/07	19,047	19,055
American Honda Finance Corp, 5.310%-5.470% , 7/10/07-8/23/07	12,744	12,741
AT&T Corporation, 6.150%, 1/15/08	2,281	2,281
Berkshire Hathaway, 3.400%, 7/2/07	16,161	16,428
B.P. Canada Finance, 3.375%, 10/31/07	12,407	12,539
B.P. Company North America, 6.500%, 8/1/07	4,144	4,119
Caterpillar Financial Services, 3.625%-5.430%, 8/20/07-2/8/08	20,418	20,433
Chevron Corporation, 3.375%-3.500%, 9/17/07-2/15/08	29,737	30,005
Du Pont (E.I.) de Nemours, 3.375%-6.750% , 9/1/07-11/15/07	14,761	14,702
Eli Lilly & Company, 2.900%, 3/15/08	6,265	6,293
General Electric Capital Corporation, 3.500%-6.500%, 8/15/07-12/10/07	11,852	11,893
Gillette Company, 2.500%-4.125%, 8/30/07-6/1/08	27,203	27,451
IBM Canada Credit, 3.750%, 11/30/07	5,989	6,010
IBM Corporation, 6.450%, 8/1/07	2,128	2,117
John Deere Capital Corp, 3.900%-5.428%, 7/20/07-1/15/08	15,267	15,272
Kimberly-Clark Corp, 7.100%, 8/1/07	11,384	11,272
National Rural Utility Coop, 3.250%, 10/1/07	1,865	1,865
PACCAR Financial Corporation, 5.256%, 6/15/07	14,994	15,000
Southwestern Bell Telephone Company, 6.625%, 7/16/07	4,014	4,002
Toyota Motor Credit, 5.304%-5.327%, 7/2/07-8/10/07	16,001	16,000
U.S.A.A. Capital Corporation, 4.000%, 12/10/07	10,704	10,737
US Bancorp, 3.125%-6.500%, 7/15/07-7/15/08	29,166	29,256
Verizon Communications, 4.000%, 1/15/08	14,430	14,436
Wal-Mart Stores, 4.375%, 7/12/07	15,471	15,616
Wells Fargo Financial, 3.500%-5.420%, 9/28/07-4/4/08	25,921	25,936

Total Fixed Rate Notes	346,368	347,468

Variable Rate Notes—13.0%
American General Finance Corp, 5.479% , 1/18/08	5,605	5,604
American Honda Finance Corp, 5.465%, 10/22/07	10,750	10,745
Bellsouth Corporation, 5.485%, 11/15/07	17,568	17,565
Berkshire Hathaway, 5.400%-5.420%, 1/11/08-5/16/08	31,055	31,044
General Electric Capital Corporation, 5.406%-5.410%, 1/3/08-5/19/08	23,446	23,437

Issuer	Principal Amount	Amortized Cost
Variable Rate Notes—(continued)
Toyota Motor Credit, 5.326%-5.330%, 10/12/07-6/17/08	$32,309	$32,305
US Bank, 5.379%, 10/1/07	11,957	11,952
Wal-Mart Stores, 5.260%, 6/16/08	11,095	11,095
Wells Fargo Financial, 5.400%, 3/10/08	9,572	9,570

Total Variable Rate Notes	153,357	153,317

Asset-Backed Commercial Paper—56.1%
Alpine Securitization, 5.230%, 7/27/07	10,000	9,961
Amsterdam Funding Corporation, 5.250%-5.275%, 7/5/07-7/31/07	34,500	34,406
CAFCO, L.L.C., 5.270%-5.280%, 7/30/07-9/12/07	37,000	36,719
Chariot Funding, L.L.C., 5.240%-5.270%, 7/6/07-7/20/07	28,221	28,152
Ciesco, L.L.C., 5.250%-5.270%, 8/3/07-8/9/07	22,500	22,375
CRC Funding, L.L.C., 5.260%-5.280%, 8/16/07-9/5/07	40,000	39,663
Daimler Chrysler Revolving Auto, 5.240%-5.260%, 7/11/07-8/7/07	50,000	49,809
Fairway Finance Co. L.L.C., 5.270%, 8/23/07	5,500	5,456
FCAR Owner Trust, 5.250-5.270%, 7/9/07-8/21/07	50,000	49,839
Govco, Inc., 5.230%-5.260%, 7/10/07-9/25/07	40,000	39,796
Jupiter Securitization Co. L.L.C., 5.260%, 7/11/07	15,000	14,976
Kittyhawk Funding, 5.250%-5.260%, 8/20/07-9/20/07	17,257	17,096
Old Line Funding, 5.255%-5.270%, 7/25/07-8/15/07	50,000	49,754
Park Avenue Receivables, 5.250%-5.270%, 7/6/07-8/10/07	37,624	37,488
Ranger Funding, 5.240%-5.260%, 7/25/07-8/21/07	35,000	34,804
Sheffield Receivables, 5.280%-5.290%, 7/13/07-8/2/07	50,000	49,824
Thames Asset Global Securitization, 5.230%-5.300%, 7/12/07-9/5/07	45,210	44,979
Thunder Bay Funding, 5.250%-5.270%, 7/3/07-8/8/07	35,000	34,886
Variable Funding, 5.245%-5.250%, 7/19/07-9/4/07	24,130	23,972
Wal-Mart Funding, 5.240%, 8/22/07	10,000	9,923
Windmill Funding Corporation, 5.260%-5.310%, 7/5/07-8/3/07	30,000	29,934

Total Asset-Backed Commercial Paper	666,942	663,812

Demand Notes —1.4%
American Express Corporation, VRN, 5.170%, 7/2/07	11,367	11,367
Prudential Funding, VRN, 5.305%, 7/2/07	4,911	4,911

Total Demand Notes	16,278	16,278

Total Investments—100.2% (Cost $1,184,658)	1,186,722	1,184,658

See accompanying Notes to Financial Statements.

74 Semi-Annual Report	June 30, 2007

Ready Reserves Fund

Portfolio of Investments, June 30, 2007 (all amounts in thousands) (unaudited)

Issuer	Principal Amount	Amortized Cost
Liabilities plus cash and other assets—(0.2)%		$(2,170)

Net Assets—100.0%		$1,182,488

Portfolio Weighted Average Maturity		53 Days

VRN = Variable Rate Note

See accompanying Notes to Financial Statements.

June 30, 2007	William Blair Funds 75

Statements of Assets and Liabilities

June 30, 2007 (all dollar amounts in thousands) (unaudited)

	Growth Fund	Tax- Managed Growth Fund	Large Cap Growth Fund
Assets
Investments in securities, at cost	$249,483	$8,167	$24,397
Investments in Affiliated Fund, at cost	2,635	6	239

Investments in securities, at value	$317,963	$10,448	$28,130
Investments in Affiliated Fund, at value	2,635	6	239
Cash	—	—	—
Receivable for fund shares sold	663	—	74
Receivable from Advisor	—	2	—
Dividend and interest receivable	449	12	46

Total assets	321,710	10,468	28,489
Liabilities
Payable for investment securities purchased	1,404	—	583
Payable for fund shares redeemed	448	—	35
Management fee payable	206	7	9
Distribution fee payable	18	—	2
Other accrued expenses	87	19	21

Total liabilities	2,163	26	650

Net Assets	$319,547	$10,442	$27,839

Capital
Composition of Net Assets
Par value of shares of beneficial interest	$26	$1	$4
Capital paid in excess of par value	228,716	8,605	28,783
Accumulated net investment income (loss)	(6)	7	5
Accumulated realized gain (loss)	22,331	(452)	(4,686)
Net unrealized appreciation (depreciation) of investments and foreign currencies	68,480	2,281	3,733

Net Assets	$319,547	$10,442	$27,839

Class N Shares
Net Assets	$89,601	$833	$7,326
Shares Outstanding	7,270,456	70,911	1,006,885
Net Asset Value Per Share	$12.32	$11.75	$7.28
Class I Shares
Net Assets	$229,946	$9,609	$20,513
Shares Outstanding	18,240,562	801,609	2,774,162
Net Asset Value Per Share	$12.61	$11.99	$7.39

See accompanying Notes to Financial Statements.

76 Semi-Annual Report	June 30, 2007

Statements of Operations

For the Period Ended June 30, 2007 (all dollar amounts in thousands) (unaudited)

	Growth Fund	Tax- Managed Growth Fund	Large Cap Growth Fund
Investment income
Dividends	$1,206	$54	$124
Less foreign tax withheld	(62)	(1)	(5)
Dividend Income from Affiliated Fund	61	1	4
Interest	178	10	19

Total income	1,383	64	142
Expenses
Investment advisory fees	1,076	40	98
Distribution fees	96	1	15
Custodian fees	37	19	22
Transfer agent fees	113	3	5
Professional fees	14	13	13
Registration fees	15	14	14
Other expenses	38	5	13

Total expenses before waiver	1,389	95	180
Less expenses waived or absorbed by the Advisor	—	(38)	(43)

Net expenses	1,389	57	137

Net investment income (loss)	(6)	7	5
Net realized and unrealized gain (loss) on investments, foreign currency transactions and other assets and liabilities
Net realized gain (loss) on investments	16,516	579	461

Change in net unrealized appreciation (depreciation) on investments and other assets and liabilities	5,889	156	1,012

Net increase (decrease) in net assets resulting from operations	$22,399	$742	$1,478

See accompanying Notes to Financial Statements.

June 30, 2007	William Blair Funds 77

Statements of Changes in Net Assets

For the Period Ended June 30, 2007 and the Year Ended December 31, 2006 (all amounts in thousands) (unaudited)

	Growth Fund		Tax- Managed Growth Fund		Large Cap Growth Fund
	2007	2006	2007	2006	2007	2006
	(unaudited)		(unaudited)		(unaudited)
Operations
Net investment income (loss)	$(6)	$(652)	$7	$(15)	$5	$(30)
Net realized gain (loss) on investments, foreign currency transactions and other assets and liabilities	16,516	31,916	579	765	461	223
Change in net unrealized appreciation (depreciation) on investments, and other assets and liabilities	5,889	(1,057)	156	12	1,012	1,019

Net increase (decrease) in net assets resulting from operations	22,399	30,207	742	762	1,478	1,212
Distributions to shareholders from
Net investment income	—	—	—	—	—	—
Net realized gain	—	(27,315)	—	—	—	—

	—	(27,315)	—	—	—	—
Capital stock transactions
Net proceeds from sale of shares	57,513	33,215	590	1,445	16,375	4,950
Shares issued in reinvestment of income dividends and capital gain distributions	—	25,204	—	—	—	—
Less cost of shares redeemed	(24,890)	(50,345)	(534)	(378)	(10,205)	(2,859)

Net increase (decrease) in net assets resulting from capital share transactions	32,623	8,074	56	1,067	6,170	2,091

Increase (decrease) in net assets	55,022	10,966	798	1,829	7,648	3,303
Net assets
Beginning of period	264,525	253,559	9,644	7,815	20,191	16,888

End of period	$319,547	$264,525	$10,442	$9,644	$27,839	$20,191

Undistributed net investment income (loss) at the end of the period	$(6)	$—	$7	$—	$5	$—

See accompanying Notes to Financial Statements.

78 Semi-Annual Report	June 30, 2007

Statements of Assets and Liabilities

June 30, 2007 (all dollar amounts in thousands) (unaudited)

	Small Cap Growth Fund	Mid Cap Growth Fund	Small-Mid Cap Growth Fund
Assets
Investments in securities, at cost	$891,622	$35,344	$94,870
Investments in Affiliated Companies, at cost	292,335	—	—
Investments in Affiliated Fund, at cost	5,497	110	21

Investments in securities, at value	$1,083,099	$38,927	$114,861
Investments in Affiliated Companies, at value	293,772	—	—
Investments in Affiliated Fund, at value	5,497	110	21
Receivable for fund shares sold	4,194	270	111
Receivable for investment securities sold	28,612	295	179
Dividend and interest receivable	235	8	17

Total assets	1,415,409	39,610	115,189
Liabilities
Payable for investment securities purchased	23,048	374	335
Payable for fund shares redeemed	2,747	80	1
Management fee payable	1,204	11	81
Distribution fee payable	90	2	3
Other accrued expenses	274	32	34

Total liabilities	27,363	499	454

Net Assets	$1,388,046	$39,111	$114,735

Capital
Composition of Net Assets
Par value of shares of beneficial interest	$50	$3	$8
Capital paid in excess of par value	1,094,936	34,626	88,990
Accumulated net investment income (loss)	(7,345)	(63)	(309)
Accumulated realized gain (loss)	107,491	962	6,055
Net unrealized appreciation (depreciation) of investments and foreign currencies	192,914	3,583	19,991

Net Assets	$1,388,046	$39,111	$114,735

Class N Shares
Net Assets	$725,955	$7,957	$17,556
Shares Outstanding	26,213,089	673,633	1,195,881
Net Asset Value Per Share	$27.69	$11.81	$14.68
Class I Shares
Net Assets	$662,091	$31,154	$97,179
Shares Outstanding	23,390,271	2,625,249	6,563,549
Net Asset Value Per Share	$28.31	$11.87	$14.81

See accompanying Notes to Financial Statements.

June 30, 2007	William Blair Funds 79

Statements of Operations

For the Period Ended June 30, 2007 (all dollar amounts in thousands) (unaudited)

	Small Cap Growth Fund	Mid Cap Growth Fund	Small-Mid Cap Growth Fund
Investment income
Dividends	$570	$80	$210
Less foreign tax withheld	—	—	—
Dividends from Affiliated Companies	28	—	—
Dividend Income from Affiliated Fund	203	5	10
Interest	792	31	71

Total income	1,593	116	291
Expenses
Investment advisory fees	7,203	142	520
Distribution fees	883	9	20
Custodian fees	109	31	30
Transfer agent fees	588	7	22
Professional fees	27	11	14
Registration fees	24	19	15
Other expenses	104	11	17

Total expenses before waiver	8,938	230	638
Less expenses waived or absorbed by the Advisor	—	(51)	(38)

Net expenses	8,938	179	600

Net investment income (loss)	(7,345)	(63)	(309)
Net realized and unrealized gain (loss) on investments, foreign currency transactions and other assets and liabilities
Net realized gain (loss) on investments	71,053	1,149	5,221
Net realized gain (loss) on investments in Affiliated Companies	8,013	—	—

	79,066	1,149	5,221
Change in net unrealized appreciation (depreciation) on investments and other assets and liabilities	45,426	2,519	8,354

Net increase (decrease) in net assets resulting from operations	$117,147	$3,605	$13,266

See accompanying Notes to Financial Statements.

80 Semi-Annual Report	June 30, 2007

Statements of Changes in Net Assets

For the Period Ended June 30, 2007 and the Year Ended December 31, 2006 (all amounts in thousands) (unaudited)

	Small Cap Growth Fund		Mid Cap Growth Fund		Small-Mid Cap Growth Fund
	2007	2006	2007	2006(a)	2007	2006
	(unaudited)		(unaudited)		(unaudited)
Operations
Net investment income (loss)	$(7,345)	$(11,401)	$(63)	$(62)	$(309)	$(538)
Net realized gain (loss) on investments, foreign currency transactions and other assets and liabilities	79,066	116,807	1,149	(187)	5,221	4,908
Change in net unrealized appreciation (depreciation) on investments, foreign currency transactions and other assets and liabilities	45,426	27,043	2,519	1,064	8,354	3,169

Net increase (decrease) in net assets resulting from operations	117,147	132,449	3,605	815	13,266	7,539
Distributions to shareholders from
Net investment income	—	—	—	—	—	—
Net realized gain	—	(78,266)	—	—	—	(4,404)

	—	(78,266)	—	—	—	(4,404)
Capital stock transactions
Net proceeds from sale of shares	184,164	590,073	16,638	21,378	16,400	24,304
Shares issued in reinvestment of income dividends and capital gain distributions	—	73,523	—	—	—	3,992
Less cost of shares redeemed	(174,439)	(288,343)	(771)	(2,554)	(7,697)	(8,876)

Net increase (decrease) in net assets resulting from capital stock transactions	9,725	375,253	15,867	18,824	8,703	19,420

Increase (decrease) in net assets	126,872	429,436	19,472	19,639	21,969	22,555
Net assets
Beginning of period	1,261,174	831,738	19,639	—	92,766	70,211

End of period	$1,388,046	$1,261,174	$39,111	$19,639	$114,735	$92,766

Undistributed net investment income (loss) at the end of the period	$(7,345)	$—	$(63)	$—	$(309)	$—

(a)	For the period from February 1, 2006 (Commencement of Operations) to December 31, 2006.

See accompanying Notes to Financial Statements.

June 30, 2007	William Blair Funds 81

Statements of Assets and Liabilities

June 30, 2007 (all dollar amounts in thousands) (unaudited)

	International Growth Fund	International Equity Fund	International Small Cap Growth Fund	Emerging Markets Growth Fund
Assets
Investments in securities, at cost	$5,127,266	$277,394	$294,743	$806,484
Investments in Affiliated Fund, at cost	5,676	5,159	2,148	1,296

Investments in securities, at value	$7,237,761	$345,971	$354,564	$1,065,377
Investments in Affiliated Fund, at value	5,676	5,159	2,148	1,296
Foreign currency, at value (cost $15,064, $3,921, $99, and $103, respectively)	15,067	3,902	98	103
Receivable for fund shares sold	27,824	1,159	1,315	5,273
Receivable for investment securities sold	47,475	21,803	1,890	553
Dividend and interest receivable	12,703	683	420	645

Total assets	7,346,506	378,677	360,435	1,073,247
Liabilities
Payable for investment securities purchased	30,897	19,619	9,020	24,793
Payable for fund shares redeemed	22,524	139	10	3,994
Management fee payable	5,771	272	271	825
Distribution and shareholder administration fee payable	986	10	20	42
Other accrued expenses	1,927	41	343	1,242

Total liabilities	62,105	20,081	9,664	30,896

Net Assets	$7,284,401	$358,596	$350,771	$1,042,351

Capital
Composition of Net Assets
Par value of shares of beneficial interest	$234	$22	$23	$46
Capital paid in excess of par value	4,850,461	274,907	278,606	701,063
Accumulated net investment income (loss)	(94,012)	(2,436)	676	293
Accumulated realized gain (loss)	418,453	17,592	11,935	83,198
Net unrealized appreciation (depreciation) of investments and foreign currencies	2,109,265	68,511	59,531	257,751

Net Assets	$7,284,401	$358,596	$350,771	$1,042,351

Class N Shares
Net Assets	$4,774,360	$54,620	$23,061	$66,695
Shares Outstanding	154,369,024	3,280,995	1,508,448	2,946,595
Net Asset Value Per Share	$30.93	$16.65	$15.29	$22.63
Class I Shares
Net Assets	$2,510,041	$303,976	$110,164	$240,293
Shares Outstanding	79,855,952	18,117,575	7,175,790	10,573,177
Net Asset Value Per Share	$31.43	$16.78	$15.35	$22.73

See accompanying Notes to Financial Statements.

82 Semi-Annual Report	June 30, 2007

Statements of Operations

For the Period Ended June 30, 2007 (all dollar amounts in thousands) (unaudited)

	International Growth Fund	International Equity Fund	International Small Cap Growth Fund	Emerging Markets Growth Fund
Investment income
Dividends	$73,915	$4,210	$2,437	$6,061
Less foreign tax withheld	(4,752)	(332)	(150)	(343)
Income from Affiliated Fund	39	101	77	30
Interest	4,475	196	279	882

Total income	73,677	4,175	2,643	6,630
Expenses
Investment advisory fees	33,428	1,725	1,482	4,895
Distribution fees	5,564	57	25	74
Shareholder administration fees	—	—	85	207
Custodian fees	1,829	153	161	633
Transfer agent fees	1,867	149	15	46
Professional fees	81	23	21	27
Registration fees	49	29	30	24
Other expenses	503	50	11	19

Total expenses before waiver	43,321	2,186	1,830	5,925
Less expenses waived or absorbed by the Advisor	—	(202)	—	(80)

Net expenses	43,321	1,984	1,830	5,845

Net investment income (loss)	30,356	2,191	813	785
Net realized and unrealized gain (loss) on investments, foreign currency transactions and other assets and liabilities
Net realized gain (loss) on investments	252,935	14,902	10,838	64,491
Net realized gain (loss) on foreign currency transactions and other assets and liabilities	(6,146)	(428)	(478)	(477)

Total net realized gain (loss)	246,789	14,474	10,360	64,014
Change in net unrealized appreciation (depreciation) on investments and other assets and liabilities	473,369	13,273	29,094	80,279

Net increase (decrease) in net assets resulting from operations	$750,514	$29,938	$40,267	$145,078

See accompanying Notes to Financial Statements.

June 30, 2007	William Blair Funds 83

Statements of Changes in Net Assets

For the Period Ended June 30, 2007 and the Year Ended December 31, 2006 (all amounts in thousands) (unaudited)

	International Growth Fund		International Equity Fund		International Small Cap Growth Fund		Emerging Markets Growth Fund
	2007	2006	2007	2006	2007	2006	2007	2006
	(unaudited)		(unaudited)		(unaudited)		(unaudited)
Operations
Net investment income (loss)	$30,356	$14,830	$2,191	$1,056	$813	$(221)	$785	$211
Net realized gain (loss) on investments, foreign currency transactions and other assets and liabilities	246,789	713,203	14,474	4,871	10,360	2,299	64,014	22,993
Change in net unrealized appreciation (depreciation) on investments, foreign currency transactions and other assets and liabilities	473,369	398,415	13,273	38,016	29,094	26,158	80,279	147,786

Net increase (decrease) in net assets resulting from operations	750,514	1,126,448	29,938	43,943	40,267	28,236	145,078	170,990
Distributions to shareholders from
Net investment income	—	(81,288)	—	(4,187)	—	(106)	—	(405)
Net realized gain	—	(590,410)	—	(456)	—	(877)	—	(4,544)

	—	(671,698)	—	(4,643)	—	(983)	—	(4,949)
Capital stock transactions
Net proceeds from sale of shares	867,777	1,785,719	61,633	137,733	98,461	172,153	152,172	529,925
Shares issued in reinvestment of income dividends and capital gain distributions	—	633,412	—	4,390	—	868	—	4,687
Less cost of shares redeemed	(601,016)	(1,157,832)	(30,691)	(61,417)	(19,926)	(18,839)	(68,548)	(136,352)

Net increase (decrease) in net assets resulting from capital stock transactions	266,761	1,261,299	30,942	80,706	78,535	154,182	83,624	398,260

Increase (decrease) in net assets	1,017,275	1,716,049	60,880	120,006	118,802	181,435	228,702	564,301
Net assets
Beginning of period	6,267,126	4,551,077	297,716	177,710	231,969	50,534	813,649	249,348

End of period	$7,284,401	$6,267,126	$358,596	$297,716	$350,771	$231,969	$1,042,351	$813,649

Undistributed net investment income (loss) at the end of the period	$(94,012)	$(124,368)	$(2,436)	$(4,627)	$676	$(137)	$293	$(492)

See accompanying Notes to Financial Statements.

84 Semi-Annual Report	June 30, 2007

Statements of Assets and Liabilities

June 30, 2007 (all dollar amounts in thousands) (unaudited)

	Value Discovery Fund	Bond Fund	Income Fund	Ready Reserves Fund
Assets
Investments in securities, at cost	$67,007	$56,824	$259,223	$1,184,658
Investments in Affiliated Fund, at cost	30	—	—	—

Investments in securities, at value	$75,330	$56,196	$251,106	$1,184,658
Investments in Affiliated Fund, at value	30	—	—	—
Receivable for fund shares sold	138	438	463	—
Receivable for investment securities sold	—	—	—	—
Receivable from Advisor	68	1	12	—
Dividend and interest receivable	163	—	2,359	5,829

Total assets	75,729	56,635	253,940	1,190,487
Liabilities
Payable for investment securities purchased	6	4,989	—	7,038
Payable for fund shares redeemed	295	—	185	—
Management fee payable	17	—	40	206
Distribution fee payable	33	—	11	321
Shareholder services payable	—	5	—	—
Dividend payable	—	—	—	306
Other accrued expenses	45	18	9	128

Total liabilities	396	5,012	245	7,999

Net Assets	$75,333	$51,623	$253,695	$1,182,488

Capital
Composition of Net Assets
Par value of shares of beneficial interest	$5	$5	$26	$916
Capital paid in excess of par value	52,077	52,292	283,141	1,182,517
Accumulated net investment income (loss)	169	104	(303)	84
Accumulated realized gain (loss)	14,759	(150)	(21,052)	(1,029)
Net unrealized appreciation (depreciation) of investments and foreign currencies	8,323	(628)	(8,117)	—

Net Assets	$75,333	$51,623	$253,695	$1,182,488

Class N Shares
Net Assets	$22,195	$690	$93,997	$1,182,488
Shares Outstanding	1,281,758	70,086	9,845,638	1,182,542,084
Net Asset Value Per Share	$17.32	$9.84	$9.55	$1.00
Class I Shares
Net Assets	$53,138	$42,140	$159,698
Shares Outstanding	3,020,603	4,281,090	16,816,017
Net Asset Value Per Share	$17.59	$9.84	$9.50

See accompanying Notes to Financial Statements.

June 30, 2007	William Blair Funds 85

Statements of Operations

For the Period Ended June 30, 2007 (all dollar amounts in thousands) (unaudited)

	Value Discovery Fund	Bond Fund(a)	Income Fund	Ready Reserves Fund
Investment income
Dividends	$853	$4	$—	$—
Income from Affiliated Fund	25	—	—	—
Interest	3	370	7,796	31,501

Total income	881	374	7,796	31,501
Expenses
Investment advisory fees	647	21	710	1,416
Distribution fees	83	—	69	—
Shareholder administration fees	—	8	—	2,059
Custodian fees	71	7	70	90
Transfer agent fees	72	2	52	11
Professional fees	14	7	18	29
Registration fees	22	5	18	13
Other expenses	9	4	7	92

Total expenses before waiver	918	54	944	3,710
Less expenses waived or absorbed by the Advisor	(195)	(21)	(12)	—

Net expenses	723	33	932	3,710

Net investment income (loss)	158	341	6,864	27,791
Net realized and unrealized gain (loss) on investments, foreign currency transactions and other assets and liabilities
Net realized gain (loss) on investments	12,488	(150)	(935)	(2)

Change in net unrealized appreciation (depreciation) on investments and other assets and liabilities	(4,657)	(628)	(4,113)	—

Net increase (decrease) in net assets resulting from operations	$7,989	$(437)	$1,816	$27,789

(a)	For the period from May 1, 2007 (Commencement of Operations) to June 30, 2007.

See accompanying Notes to Financial Statements.

86 Semi-Annual Report	June 30, 2007

Statements of Changes in Net Assets

For the Period Ended June 30, 2007 and the Year Ended December 31, 2006 (all amounts in thousands) (unaudited)

	Value Discovery Fund		Bond Fund	Income Fund		Ready Reserves Fund
	2007	2006	2007(a)	2007	2006	2007	2006
	(unaudited)		(unaudited)	(unaudited)		(unaudited)
Operations
Net investment income (loss)	$158	$136	$341	$6,864	$14,102	$27,791	$51,297
Net realized gain (loss) on investments, foreign currency transactions and other assets and liabilities	12,488	16,215	(150)	(935)	(1,052)	(2)	—
Change in net unrealized appreciation (depreciation) on investments, foreign currency transactions and other assets and liabilities	(4,657)	760	(628)	(4,113)	(202)	—	—

Net increase (decrease) in net assets resulting from operations	7,989	17,111	(437)	1,816	12,848	27,789	51,297
Distributions to shareholders from
Net investment income	—	(129)	(237)	(7,167)	(16,500)	(27,788)	(51,297)
Net realized gain	—	(15,001)	—	—	—	—	—

	—	(15,130)	(237)	(7,167)	(16,500)	(27,788)	(51,297)
Capital stock transactions
Net proceeds from sale of shares	26,873	100,537	52,111	36,605	61,832	483,787	1,030,633
Shares issued in reinvestment of income dividends and capital gain distributions	—	14,164	187	5,841	13,061	28,101	51,002
Less cost of shares redeemed	(106,306)	(40,344)	(1)	(80,477)	(84,660)	(524,994)	(977,896)

Net increase (decrease) in net assets resulting from capital stock transactions	(79,433)	74,357	52,297	(38,031)	(9,767)	(13,106)	103,739

Increase (decrease) in net assets	(71,444)	76,338	51,623	(43,382)	(13,419)	(13,105)	103,739
Net assets
Beginning of period	$146,777	$70,439	$—	$297,077	$310,496	$1,195,593	$1,091,854

End of period	$75,333	$146,777	$51,623	$253,695	$297,077	$1,182,488	$1,195,593

Undistributed net investment income (loss) at the end of the period	$169	$11	$104	$(303)	$—	$84	$81

(a)	For the period from May 1, 2007 (Commencement of Operations) to June 30, 2007.

See accompanying Notes to Financial Statements.

June 30, 2007	William Blair Funds 87

Notes to Financial Statements

(1) Significant Accounting Policies

The following is a summary of the Fund’s significant accounting policies in effect during the period covered by the financial statements, which are in accordance with U.S. generally accepted accounting principles.

(a) Description of the Fund

William Blair Funds (the “Fund”) is a diversified mutual fund registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. For each portfolio, the number of shares authorized is unlimited. The Fund currently consists of the following sixteen portfolios (the “Portfolios”), each with its own investment objectives and policies.

Equity Portfolios	International Portfolios
Growth	International Growth
Tax-Managed Growth	International Equity
Large Cap Growth	International Small Cap Growth
Small Cap Growth	Institutional International Growth
Mid Cap Growth	Institutional International Equity
Small-Mid Cap Growth	Emerging Markets Growth
Value Discovery	Fixed Income Portfolios
Bond
Income
Money Market Portfolio
Ready Reserves

The investment objectives of the Portfolios are as follows:

Equity	Long-term capital appreciation.
International	Long-term capital appreciation.
Fixed Income	High level of current income with relative stability of principal.
Money Market	Current income, a stable share price and daily liquidity.

The Institutional International Growth Portfolio, the Institutional International Equity Portfolio and the Institutional Class of the International Small Cap Growth Portfolio, the Emerging Markets Growth Portfolio and the Bond Portfolio issue a separate report.

(b) Share Classes

Three different classes of shares currently exist: N, I and Institutional. This report includes financial highlight information for Classes N and I. The table below describes the Class N shares and the Class I shares covered by this report:

Class	Description
N	Class N shares are sold to the general public, either directly through the Fund’s distributor or through a select number of financial intermediaries. Class N shares are sold without any sales load, and carry an annual 12b-1 distribution fee (0.25% for the Equity and International Portfolios and 0.15% for the Fixed Income Portfolios) or a service fee (0.35% for the Money Market Portfolio), and an annual shareholder administration fee (0.15% for the International Small Cap Growth Portfolio, the Emerging Markets Growth Portfolio and the Bond Portfolio).
I	Class I shares are sold to a limited group of investors. They do not carry any sales load or distribution fees and generally have lower ongoing expenses than the other classes. Class I shares of the International Small Cap Growth Portfolio, the Emerging Markets Growth Portfolio and the Bond Portfolio carry an annual shareholder administration fee of 0.15%.

Investment income, realized and unrealized gains and losses, and certain Portfolio level expenses and expense reductions, if any, are allocated based on the relative net assets of each class, except for certain class specific expenses which are charged directly to the appropriate class. Differences in class expenses may result in the payment of different per share dividends by class. All share classes of the Portfolios have equal rights with respect to voting subject to class specific arrangements.

88 Semi-Annual Report	June 30, 2007

(c) Investment Valuation

The market value of domestic equity securities and options is determined by valuing securities traded on national securities exchanges or markets or in the over-the-counter markets at the last sales price or, if applicable, the official closing price or, in the absence of a sale on the date of valuation, at the latest bid price.

For international securities, if the foreign exchange or market on which a security is primarily traded closes before the close of regular trading on the New York Stock Exchange (4:00 p.m. Eastern time), the Portfolios use an independent pricing service on a daily basis to estimate the fair value price as of the close of regular trading on the New York Stock Exchange. The Board of Trustees has determined that the passage of time between when foreign exchanges or markets close and when the Portfolios calculate their net asset values could cause the value of international securities to no longer be representative of their market price or accurate. In addition, quarterly the Board of Trustees receives a report which compares the fair value prices used to calculate the net asset value to the next day’s opening local prices. Otherwise, the value of foreign equity securities is determined based on the last sale price on the foreign exchange or market on which it is primarily traded or, if there have been no sales during that day, at the latest bid price. Foreign currency forward contracts and foreign currencies are valued at the forward and current exchange rates, respectively, prevailing on the date of valuation.

Long-term, fixed-income securities are valued based on market quotations, or by independent pricing services that use prices provided by market makers or by estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

Investments in other funds are valued at the underlying fund’s net asset value on the date of valuation. Other securities, and all other assets, including securities for which a market price is not available, or the value of which is affected by a significant valuation event, are valued at fair value as determined in good faith by the Pricing or Valuation Committee, in accordance with the Fund’s Valuation Procedures approved by the Board of Trustees. As of June 30, 2007, there were securities held in the Small Cap Growth, International Growth, International Equity, International Small Cap Growth, Emerging Markets Growth and Income Portfolios requiring fair valuation pursuant to the Fund’s valuation procedures. Securities held in the Ready Reserves Fund are valued at amortized cost, which approximates market value.

(d) Investment income and transactions

Dividend income is recorded on the ex-dividend date, except for those dividends from certain foreign securities which are recorded as soon as the information is available. Foreign currency gains and losses associated with fluctuations in the foreign currency rate versus the United States dollar are recorded in the Statement of Operations as a component of the net realized gain (loss) on foreign currency translations and other assets and liabilities.

Premiums and discounts are accreted and amortized on a straight-line basis for short-term investments and on an effective interest method for long-term investments.

Interest income is determined on the basis of the interest accrued, adjusted for amortization of premium or discount. Variable rate bonds and floating rate notes earn interest at coupon rates that fluctuate at specific time intervals. The interest rates shown in the Portfolio of Investments for the Bond, Income, and Ready Reserves Portfolios were the rates in effect on June 30, 2007. Put bonds may be redeemed at the discretion of the holder on specified dates prior to maturity.

Paydown gains and losses on mortgage and asset-backed securities are treated as an adjustment to interest income. For the period ended June 30, 2007, the Bond and Income Portfolios recognized an increase or reduction of interest income and an increase or reduction of net realized gain (loss) of -$1- and ($961) respectively (in thousands). This reclassification has no effect on the net asset value of the Portfolio.

Security and shareholder transactions are accounted for no later than one business day following the trade date. However, for financial reporting purposes, security and shareholder transactions are accounted for on the trade date of the last business day of the reporting period. Realized gains and losses from securities transactions are recognized on the basis of high cost lot sell selection.

Awards from class action litigation may be recorded as a reduction of cost. If the Funds no longer own the applicable securities, the proceeds are recorded as realized gains.

(e) Share Valuation and Dividends to Shareholders

Shares are sold and redeemed on a continuous basis at net asset value. The net asset value per share is determined separately for each class by dividing the Portfolio’s net assets attributable to that class by the number of shares of the class outstanding

June 30, 2007	William Blair Funds 89

as of the close of regular trading on the New York Stock Exchange, which is generally 3:00 p.m. Central time (4:00 p.m. Eastern time), on each day the Exchange is open. Redemption fees may be applicable to redemptions or exchanges within 60 days of purchase. For both Class N and Class I shares, the William Blair domestic equity portfolios assess a 1% redemption fee on shares sold or exchanged that have been owned 60 days or less and the William Blair international portfolios assess a 2% redemption fee on shares sold or exchanged that have been owned 60 days or less as disclosed within the Fund’s Prospectus. The redemption fees collected by the Fund are netted against the amount of Redemptions for presentation on the Statement of Changes in Net Assets.

For the period ended June 30, 2007, the redemption fees collected by the Portfolios were as follows (in thousands):

Redemption Fees
Growth	$4
Tax-Managed Growth	—
Large Cap Growth	—
Small Cap Growth	31
Mid Cap Growth Fund	—
Small Mid-Cap Growth	—
International Growth	71
International Equity	13
International Small Cap Growth	—
Emerging Markets Growth	5
Value Discovery	15

Dividends from net investment income, if any, of the Growth, Tax-Managed Growth, Large Cap Growth, Small Cap Growth, Mid Cap Growth, Small-Mid Cap Growth, International Growth, International Equity, International Small Cap Growth, Emerging Markets Growth and Value Discovery Portfolios are declared at least annually. Dividends from the Bond and Income and the Ready Reserves Portfolios are declared monthly and daily, respectively. Capital gain distributions, if any, are declared at least annually in December. Dividends payable to shareholders are recorded on the ex-dividend date.

(f) Foreign Currency Translation and Forward Foreign Currency Contracts

The International Growth, International Equity, International Small Cap Growth and Emerging Markets Growth Portfolios may invest in securities denominated in foreign currencies. As such, assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate on the date of valuation. The values of foreign investments, open foreign currency forward contracts, and cash denominated in foreign currencies are translated into U.S. dollars using a spot market rate of exchange as of the time of the determination of each Portfolio’s NAV, typically 4:00 p.m. Eastern time on days when there is regular trading on the New York Stock Exchange. Payables and receivables for securities transactions, dividends, interest income and tax reclaims are translated into U.S. dollars using a spot market rate of exchange as of 4:00 p.m. Eastern time. Settlement of purchases and sales and dividend and interest receipts are translated into U.S. dollars using a spot market rate of exchange as of 11:00 a.m. Eastern time.

The Portfolios may enter into foreign currency forward contracts (1) as a means of managing the risks associated with changes in the exchange rates for the purchase or sale of a specific amount of a particular foreign currency, and (2) to hedge the value, in U.S. dollars, of portfolio securities. Gains and losses from foreign currency transactions associated with purchases and sales of investments and foreign currency forward contracts are included with the net realized and unrealized gain or loss on investments. For tax purposes these foreign currency gains and losses are treated as ordinary income.

(g) Options

The Portfolios may engage in options transactions on security indices and other financial indices and in doing so achieve similar objectives to what they would achieve through the sale or purchase of options on individual securities or other instruments.

Option writing. When a Portfolio writes an option, an amount equal to the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Portfolio on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is

90 Semi-Annual Report	June 30, 2007

also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option. There were no open options at June 30, 2007.

(h) Income Taxes

Each Portfolio intends to comply with the special provisions of Subchapter M of the Internal Revenue Code available to regulated investment companies and, therefore, no provision for Federal income taxes has been made in the accompanying financial statements since each Portfolio intends to distribute substantially all of its taxable income to its shareholders and be relieved of all Federal income taxes.

The International Growth, International Equity, International Small Cap Growth and Emerging Markets Growth Portfolios have elected to mark-to-market their investments in Passive Foreign Investment Companies (“PFICs”) for Federal income tax purposes. In accordance with this election, the Portfolios recognized net unrealized appreciation/(depreciation) of $83,007 and $3,835, $— and $—, respectively (in thousands) in 2006, all of which has been treated as an adjustment to the cost of investments for tax purposes. The Portfolios also treat the deferred loss associated with current and prior year wash sales as an adjustment to the cost of investments for tax purposes. The cost of investments for Federal income tax purposes and related gross unrealized appreciation/(depreciation) and net unrealized appreciation/(depreciation) at June 30, 2007, were as follows (in thousands):

Portfolio	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Growth	$252,247	$71,676	$3,325	$68,351
Tax-Managed Growth	8,176	2,419	141	2,278
Large Cap Growth	24,664	4,100	395	3,705
Small Cap Growth	1,193,091	230,418	41,141	189,277
Mid Cap Growth	35,531	4,039	533	3,506
Small-Mid Cap Growth	95,165	20,712	995	19,717
International Growth	5,283,243	2,013,665	54,701	1,958,964
International Equity	288,908	63,836	1,680	62,156
International Small Cap Growth	297,811	67,122	8,511	58,611
Emerging Markets Growth	811,577	263,348	9,394	253,954
Value Discovery	67,580	9,140	1,360	7,780
Bond	56,824	84	712	(628)
Income	259,223	688	8,805	(8,117)
Ready Reserves	1,184,658	—	—	—

June 30, 2007	William Blair Funds 91

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with Federal income tax regulations that may differ from U.S. generally accepted accounting principles. As a result, net investment income or loss and net realized gain or loss for a reporting period may differ from the amount distributed during such period. In addition, the Portfolios may periodically record reclassifications among certain capital accounts to reflect differences between financial reporting and income tax basis distributions. The reclassifications were reported in order to reflect the tax treatment for certain permanent differences that exist between income tax regulations and U.S. generally accepted accounting principles. The reclassifications generally relate to net operating losses, Section 988 currency gains and losses, recharacterization of dividends received from investments in REITs, expired capital loss carryforwards, and gain or loss on in-kind transactions. These reclassifications have no impact on the net asset values of the Portfolios. Accordingly, at December 31, 2006, the following reclassifications were recorded (in thousands):

Portfolio	Undistributed Net Investment Income/(Loss)	Accumulated Undistributed Net Realized Gain/(Loss)	Capital Paid In Excess of Par Value
Growth	$653	$(653)	$—
Tax-Managed Growth	15	—	(15)
Large Cap Growth	30	—	(30)
Small Cap Growth	11,401	(11,401)	—
Mid Cap Growth	62	—	(62)
Small-Mid Cap Growth	538	(538)	—
International Growth	(17,389)	17,389	—
International Equity	(896)	896	—
International Small Cap Growth	289	(289)	—
Emerging Markets Growth	24	(22)	(2)
Value Discovery	1	(1,934)	1,933
Income	2,398	(2,315)	(83)
Ready Reserves	—	1	(1)

Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. The tax character of distributions paid during 2006 and 2005 was as follows (in thousands):

	Distributions Paid In 2006		Distributions Paid In 2005
Portfolio	Ordinary Income	Long-Term Capital Gains	Ordinary Income	Long-Term Capital Gains
Growth	$4,799	$22,516	$—	$8,977
Tax-Managed Growth	—	—	—	—
Large Cap Growth	—	—	—	—
Small Cap Growth	—	78,266	11,335	60,296
Mid Cap Growth	—	—
Small-Mid Cap Growth	506	3,898	—	495
International Growth	90,245	581,453	21,550	254,334
International Equity	4,187	456	—	—
International Small Cap Growth	983	—	6	—
Emerging Markets Growth	1,585	3,364	1,169	—
Value Discovery	2,395	12,735	—	24,647
Income	16,500	—	16,070	—
Ready Reserves	51,297	—	27,823	—

92 Semi-Annual Report	June 30, 2007

As of December 31, 2006, the components of distributable earnings on a tax basis were as follows (in thousands):

Portfolio	Undistributed Ordinary Income	Accumulated Capital and Other Losses	Undistributed Long-Term Gain	Net Unrealized Appreciation/ (Depreciation)
Growth	$1,311	$—	$4,655	$62,440
Tax-Managed Growth	—	1,031	—	2,125
Large Cap Growth	—	5,106	—	2,680
Small Cap Growth	1,774	—	19,164	143,574
Mid Cap Growth	—	155	—	1,032
Small-Mid Cap Growth	39	—	971	11,461
International Growth	27,392	—	170,573	1,485,227
International Equity	1,822	—	3,585	48,322
International Small Cap Growth	856	137	1,730	29,426
Emerging Markets Growth	5,520	503	19,303	171,844
Value Discovery	1,529	—	999	12,732
Income	—	20,117	—	(4,004)
Ready Reserves	81	1,026	—	—

At December 31, 2006, the Portfolios have unused capital loss carryforwards available for Federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows (in thousands):

Portfolio	2007	2008	2009	2010	2011	2012	2013	2014	Total
Growth	$—	$—	$—	$—	$—	$—	$—	$—	$—
Tax-Managed Growth	—	—	—	554	468	—	—	—	1,022
Large Cap Growth	—	41	2,714	1,582	769	—	—	—	5,106
Small Cap Growth	—	—	—	—	—	—	—	—	—
Mid Cap Growth	—	—	—	—	—	—	—	155	155
Small-Mid Cap Growth	—	—	—	—	—	—	—	—	—
International Growth	—	—	—	—	—	—	—	—	—
International Equity	—	—	—	—	—	—	—	—	—
International Small Cap Growth	—	—	—	—	—	—	—	—	—
Emerging Markets Growth	—	—	—	—	—	—	—	—	—
Value Discovery	—	—	—	—	—	—	—	—	—
Income	1,249	3,292	—	1,692	1,582	4,431	3,398	4,138	19,782
Ready Reserves	51	24	—	930	—	21	—	—	1,026

For the period November 1, 2006 through December 31, 2006, the following Portfolios incurred net realized capital or foreign currency losses. Each Portfolio intends to treat this loss as having occurred in fiscal year 2007 for Federal income tax purposes (in thousands):

Portfolio	Capital Amount	Currency Amount
Growth	$—	$—
Tax-Managed Growth	9	—
Large Cap Growth	—	—
Small Cap Growth	—	—
Mid Cap Growth	—	—
Small-Mid Cap Growth	—	—
International Growth	—	—
International Equity	—	—
International Small Cap Growth	—	137
Emerging Markets Growth	—	503
Value Discovery	—	—
Income	335	—
Ready Reserves	—	—

June 30, 2007	William Blair Funds 93

(i) Repurchase Agreements

The Portfolios may enter into repurchase agreements with its custodian, Investors Bank & Trust Company, whereby the Portfolios acquire ownership of a debt security and the custodian agrees, at the time of sale, to repurchase the debt security from the Portfolios at a mutually agreed upon time and price. The Portfolios’ policy is to take possession of the debt security as collateral under the repurchase agreements. The Portfolios minimize credit risk by monitoring credit exposure to the custodian and by monitoring the collateral value on an ongoing basis.

(j) Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements. Actual results may differ from those estimates.

(2) New Accounting Pronouncements

In July 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006. Recent SEC guidance allows implementing FIN 48 in portfolio NAV calculations as late as the fund’s last NAV calculation in the first required financial statement reporting period. Management has evaluated the implications of FIN 48 and has determined it does not have an impact on the financial statements as of June 30, 2007.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards No. 157, “Fair Value Measurements” (FAS 157). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact that FAS 157 will have on the Funds’ financial statements.

(3) Transactions with Affiliates

(a) Management and Expense Limitation Agreements

Each Portfolio has a management agreement with William Blair & Company L.L.C. (the “Company”) for investment advisory, clerical, bookkeeping and administrative services. Each Portfolio pays the Company an annual fee, payable monthly, based on a specified percentage of its average daily net assets. A summary of the annual rates expressed as a percentage of average daily net assets is as follows:

Equity Portfolios		International Portfolios
Growth	0.75%	International Growth and International Equity
Tax-Managed Growth	0.80%	First $250 million	1.10%
Large Cap Growth	0.80%	In excess of $250 million	1.00%
Small Cap Growth	1.10%	International Small Cap Growth	1.00%
Mid Cap Growth	0.95%	Emerging Markets Growth	1.10%
Small-Mid Cap Growth	1.00%
Value Discovery	1.10%

Fixed Income Portfolios		Money Market Portfolio
Bond	0.30%	Ready Reserves
Income*		First $250 million	0.275%
First $250 million	0.25%	Next $250 million	0.250%
In excess of $250 million	0.20%	Next $2 billion	0.225%
		In excess of $2.5 billion	0.200%
*Management fee also includes a charge of 5% of gross income.

94 Semi-Annual Report	June 30, 2007

Some of the Portfolios have also entered into Expense Limitation Agreements with the Company. Under the terms of these Agreements, the Company has agreed to waive its advisory fees and absorb other operating expenses through April 30, 2008, if total expenses for each class of the following Portfolios exceed the following rates (as a percentage of average daily net assets):

	Class N Shares		Class I Shares
	Through April 30, 2007	Effective May 1, 2007	Through April 30, 2007	Effective May 1, 2007
Tax-Managed Growth	1.40%	1.32%	1.15%	1.07%
Large Cap Growth	1.23%	1.23%	0.98%	0.98%
Small Cap Growth	1.50%	1.50%	1.25%	1.25%
Mid Cap Growth Fund	1.40%	1.36%	1.15%	1.11%
Small-Mid Cap Growth	1.37%	1.36%	1.12%	1.11%
International Growth	1.45%	1.45%	1.20%	1.20%
International Equity	1.45%	1.45%	1.20%	1.20%
International Small Cap Growth	1.65%	1.65%	1.40%	1.40%
Emerging Markets Growth	1.65%	1.65%	1.40%	1.40%
Value Discovery	1.34%	1.29%	1.09%	1.09%
Bond Fund	N/A	0.65%	N/A	0.50%
Income Fund	0.75%	N/A	N/A	N/A

For a period of three years subsequent to the Commencement of Operations of the Mid Cap Growth, International Small Cap Growth, Emerging Markets Growth and Bond Portfolios, the Company is entitled to reimbursement for previously waived fees and reimbursed expenses to the extent the overall expense ratio remains below the percentages indicated. The total amount available for recapture at June 30, 2007 was $161 (in thousands) for the Mid Cap Growth Portfolio, $134 for the International Small Cap Growth Portfolio, $621 for the Emerging Markets Growth Portfolio and $21 for the Bond Portfolio.

For the period ended June 30, 2007, the investment advisory fees incurred by the Portfolios and related fee waivers were as follows (in thousands):

Portfolio	Gross Advisory Fee	Fee Waiver	Net Advisory Fee	Additional Expenses (Recovered) or Absorbed by Advisor
Growth	$1,076	$—	$1,076	$—
Tax-Managed Growth	40	38	2	—
Large Cap Growth	98	43	55	—
Small Cap Growth	7,203	—	7,203	—
Mid Cap Growth	142	51	91	—
Small-Mid Cap Growth	520	38	482	—
International Growth	33,428	—	33,428	—
International Equity	1,725	202	1,523	—
International Small Cap Growth	1,482	—	1,482	—
Emerging Markets Growth	4,895	80	4,815	—
Value Discovery	647	195	452	—
Bond	21	21	—	—
Income	710	—	710	—
Ready Reserves	1,416	—	1,416	—

(b) Underwriting, Distribution Services and Service Agreement

Each Portfolio except the Ready Reserves Portfolio has a Distribution Agreement with the Company for distribution services. Each Portfolio pays the Company an annual fee, payable monthly, based on a specified percentage of its average daily net assets of specified share classes. The annual rates expressed as a percentage of average daily net assets for Class N is 0.25% for all Portfolios except the Income and Bond Portfolios, which is 0.15%. Pursuant to the Distribution Agreement, the Company enters into related selling group agreements with various firms at various rates for sales of the Portfolios’ Class N shares.

June 30, 2007	William Blair Funds 95

Distribution fees incurred by the Portfolios to the Company, for the year ended June 30, 2007, were as follows (in thousands):

Portfolio	Gross Distribution Fees	Fee Waiver	Net Distribution Fee
Growth	$96	$—	$96
Tax-Managed Growth	1	—	1
Large Cap Growth	15	—	15
Small Cap Growth	883	—	883
Mid Cap Growth	9	—	9
Small-Mid Cap Growth	20	—	20
International Growth	5,564	—	5,564
International Equity	57	—	57
International Small Cap Growth	25	—	25
Emerging Markets Growth	74	—	74
Value Discovery	83	—	83
Bond	—	—	—
Income	69	12	57

The Ready Reserves Portfolio has a Service Agreement with the Company to provide shareholder services and automatic sweep services. The Portfolio pays the Company an annual fee, payable monthly, based upon 0.35% of the average daily net assets of Class N. For the period ended June 30, 2007, the following fees were incurred (in thousands):

Ready Reserves	$2,059

The International Small Cap Growth, Emerging Markets Growth and Bond Portfolios have a Shareholder Administration Agreement with the Company to provide shareholder administration services. Class N and Class I shares of the Portfolios pay the Company an annual fee, payable monthly, based upon 0.15% of average daily net assets attributable to each class, respectively. For the period ended June 30, 2007, the following fees were incurred (in thousands):

International Small Cap Growth	$85
Emerging Markets Growth	207
Bond	8

(c) Trustees Fees

The Portfolios incurred fees of $167 (in thousands) to non-interested trustees of the Fund for the period ended June 30, 2007. Interested trustees are not compensated by the Fund.

(d) Investments in Affiliated Portfolio

Pursuant to the rules of the 1940 Act, each of the Portfolios of the Fund may invest in the William Blair Ready Reserves Portfolio (“Ready Reserves”), an open-end money market portfolio managed by the Advisor. Ready Reserves Portfolio is used as a cash management option to the other Portfolios in the Fund. The Advisor waives management fees and shareholder service fees earned from the other Portfolios’ investment in the Ready Reserves Fund. The fees waived with respect to each Portfolio for the period ended June 30, 2007 are listed below. Distributions received from Ready Reserves are reflected as “Dividend Income from Affiliated Fund” in each Portfolio’s statement of operations. Amounts relating to the Portfolios’ investments in Ready Reserves were as follows for the period ended June 30, 2007 (in thousands):

Portfolio	Purchases	Sales Proceeds	Fees Waived	Dividend Income	Value	Percent of Net Assets
Growth	$61	$—	$7	$61	$2,635	0.8%
Tax-Managed Growth	—	100	—	1	6	0.1
Large Cap Growth	1,085	900	1	4	239	0.9
Small Cap Growth	10,203	14,600	24	203	5,497	0.4
Mid Cap Growth	1,506	1,500	1	5	110	0.3
Small-Mid Cap Growth	1,010	2,300	1	10	21	—
International Growth	5,039	—	5	39	5,676	0.1
International Equity	6,101	6,100	12	101	5,159	1.4
International Small Cap Growth	1,078	4,158	9	77	2,148	0.6
Emerging Markets Growth	31	—	4	30	1,296	0.1
Value Discovery	3	475	—	3	30	—

96 Semi-Annual Report	June 30, 2007

(4) Investment Transactions

Investment transactions, excluding money market instruments, for the period ended June 30, 2007 were as follows (in thousands):

Portfolio	Purchases	Sales
Growth	$105,378	$78,968
Tax-Managed Growth	2,858	2,731
Large Cap Growth	12,193	6,768
Small Cap Growth	573,209	562,103
Mid Cap Growth	25,156	9,454
Small-Mid Cap Growth	42,969	33,859
International Growth	2,048,788	1,800,818
International Equity	159,296	137,310
International Small Cap Growth	211,356	123,259
Emerging Markets Growth	532,799	443,125
Value Discovery	72,323	149,132
Bond	57,134	6,417
Income	25,090	66,290

(5) Foreign Currency Forward Contracts

To protect itself against a decline in the value of foreign currency against the U.S. dollar, the International Growth, International Equity, International Small Cap Growth and Emerging Markets Growth Portfolios enter into foreign currency forward contracts with its custodian and others. The Portfolios bear the market risk that arises from changes in foreign currency rates and bears the credit risk if the counterparty fails to perform under the contract. The net realized and unrealized gains and losses associated with foreign currency forward contracts are reflected in the accompanying financial statements.

(6) Fund Share Transactions

The following table summarizes the activity in capital shares of each Portfolio (in thousands):

	Sales (Dollars)
	Period Ended June 30, 2007			Year Ended December 31, 2006
Portfolio	Class N	Class I	Total	Class N	Class I	Total
Growth	$35,960	$21,553	$57,513	$25,590	$7,625	$33,215
Tax-Managed Growth	—	590	590	735	710	1,445
Large Cap Growth	5,323	11,052	16,375	2,079	2,871	4,950
Small Cap Growth	77,213	106,951	184,164	327,203	262,870	590,073
Mid Cap Growth (a)	2,180	14,458	16,638	7,132	14,246	21,378
Small Mid-Cap Growth	2,871	13,529	16,400	3,522	20,782	24,304
International Growth	544,481	323,296	867,777	1,221,792	563,927	1,785,719
International Equity	17,200	44,433	61,633	23,189	114,544	137,733
International Small Cap Growth	5,944	40,588	46,532	17,783	51,330	69,113
Emerging Markets Growth	7,353	34,891	42,244	35,769	147,530	183,299
Value Discovery	16,987	9,886	26,873	88,879	11,658	100,537
Bond (b)	697	42,535	43,232	—	—	—
Income	21,521	15,084	36,605	32,007	29,825	61,832
Ready Reserves	483,787	—	483,787	1,030,633	—	1,030,633

(a)	The information for the year ended December 31, 2006 is for the period from February 1, 2006 (Commencement of Operations) to December 31, 2006.
(b)	For the period from May 1, 2007 (Commencement of Operations) to June 30, 2007.

June 30, 2007	William Blair Funds 97

				Reinvested Distributions (Dollars)
	Period Ended June 30, 2007			Year Ended December 31, 2006
Portfolio	Class N	Class I	Total	Class N	Class I	Total
Growth	$—	$—	$—	$5,960	$19,244	$25,204
Tax-Managed Growth	—	—	—	—	—	—
Large Cap Growth	—	—	—	—	—	—
Small Cap Growth	—	—	—	43,585	29,938	73,523
Mid Cap Growth (a)	—	—	—	—	—	—
Small Mid-Cap Growth	—	—	—	645	3,347	3,992
International Growth	—	—	—	439,429	193,983	633,412
International Equity	—	—	—	504	3,886	4,390
International Small Cap Growth	—	—	—	71	204	275
Emerging Markets Growth	—	—	—	322	1,039	1,361
Value Discovery	—	—	—	9,410	4,754	14,164
Bond (b)	3	142	145	—	—	—
Income	2,087	3,754	5,841	4,314	8,747	13,061
Ready Reserves	28,101	—	28,101	51,002	—	51,002

				Redemptions (Dollars)
	Period Ended June 30, 2007			Year Ended December 31, 2006
Portfolio	Class N	Class I	Total	Class N	Class I	Total
Growth	$10,970	$13,920	$24,890	$24,102	$26,243	$50,345
Tax-Managed Growth	327	207	534	34	344	378
Large Cap Growth	9,299	906	10,205	516	2,343	2,859
Small Cap Growth	120,799	53,640	174,439	193,966	94,377	288,343
Mid Cap Growth (a)	541	230	771	1,913	641	2,554
Small Mid-Cap Growth	1,513	6,184	7,697	1,816	7,060	8,876
International Growth	456,162	144,854	601,016	927,830	230,002	1,157,832
International Equity	3,839	26,852	30,691	11,966	49,451	61,417
International Small Cap Growth	2,524	11,341	13,865	5,184	1,990	7,174
Emerging Markets Growth	7,790	32,184	39,974	11,956	14,058	26,014
Value Discovery	97,367	8,939	106,306	14,585	25,759	40,344
Bond (b)	1	—	1	—	—	—
Income	17,704	62,773	80,477	46,237	38,423	84,660
Ready Reserves	524,994	—	524,994	977,896	—	977,896

				Net Change in Net Assets relating to Fund Share Activity (Dollars)
	Period Ended June 30, 2007			Year Ended December 31, 2006
Portfolio	Class N	Class I	Total	Class N	Class I	Total
Growth	$24,990	$7,633	$32,623	$7,448	$626	$8,074
Tax-Managed Growth	(327)	383	56	701	366	1,067
Large Cap Growth	(3,976)	10,146	6,170	1,563	528	2,091
Small Cap Growth	(43,586)	53,311	9,725	176,822	198,431	375,253
Mid Cap Growth (a)	1,639	14,228	15,867	5,219	13,605	18,824
Small Mid-Cap Growth	1,358	7,345	8,703	2,351	17,069	19,420
International Growth	88,319	178,442	266,761	733,391	527,908	1,261,299
International Equity	13,361	17,581	30,942	11,727	68,979	80,706
International Small Cap Growth	3,420	29,247	32,667	12,670	49,544	62,214
Emerging Markets Growth	(437)	2,707	2,270	24,135	134,511	158,646
Value Discovery	(80,380)	947	(79,433)	83,704	(9,347)	74,357
Bond (b)	699	42,675	43,376	—	—	—
Income	5,904	(43,935)	(38,031)	(9,916)	149	(9,767)
Ready Reserves	(13,106)	—	(13,106)	103,739	—	103,739

(a)	The information for the year ended December 31, 2006 is for the period from February 1, 2006 (Commencement of Operations) to December 31, 2006.
(b)	For the period from May 1, 2007 (Commencement of Operation) to June 30, 2007.

98 Semi-Annual Report	June 30, 2007

				Sales (Shares)
	Period Ended June 30, 2007			Year Ended December 31, 2006
Portfolio	Class N	Class I	Total	Class N	Class I	Total
Growth	3,054	1,729	4,783	2,121	632	2,753
Tax-Managed Growth	—	52	52	73	67	140
Large Cap Growth	772	1,512	2,284	314	430	744
Small Cap Growth	2,968	4,048	7,016	12,763	10,023	22,786
Mid Cap Growth (a)	199	1,296	1,495	710	1,412	2,122
Small Mid-Cap Growth	209	985	1,194	267	1,562	1,829
International Growth	18,687	10,958	29,645	44,607	20,102	64,709
International Equity	1,094	2,802	3,896	1,691	8,196	9,887
International Small Cap Growth	414	2,831	3,245	1,449	4,109	5,558
Emerging Markets Growth	364	1,713	2,077	2,209	8,482	10,691
Value Discovery	1,037	584	1,621	5,250	689	5,939
Bond (b)	70	4,266	4,336	—	—	—
Income	2,216	1,559	3,775	3,289	3,073	6,362
Ready Reserves	483,788	—	483,788	1,030,633	—	1,030,633

				Reinvested Distributions (Shares)
	Period Ended June 30, 2007			Year Ended December 31, 2006
Portfolio	Class N	Class I	Total	Class N	Class I	Total
Growth	—	—	—	518	1,639	2,157
Tax-Managed Growth	—	—	—	—	—	—
Large Cap Growth	—	—	—	—	—	—
Small Cap Growth	—	—	—	1,713	1,152	2,865
Mid Cap Growth (a)	—	—	—	—	—	—
Small Mid-Cap Growth	—	—	—	49	253	302
International Growth	—	—	—	16,102	7,005	23,107
International Equity	—	—	—	34	257	291
International Small Cap Growth (b)	—	—	—	5	15	20
Emerging Markets Growth	—	—	—	17	55	72
Value Discovery	—	—	—	581	289	870
Bond (b)	—	15	15	—	—	—
Income	215	389	604	445	904	1,349
Ready Reserves	28,101	—	28,101	51,002	—	51,002

				Redemptions (Shares)
	Period Ended June 30, 2007			Year Ended December 31, 2006
Portfolio	Class N	Class I	Total	Class N	Class I	Total
Growth	916	1,143	2,059	2,024	2,182	4,206
Tax-Managed Growth	29	17	46	3	32	35
Large Cap Growth	1,290	125	1,415	76	349	425
Small Cap Growth	4,619	1,979	6,598	7,637	3,603	11,240
Mid Cap Growth (a)	49	21	70	186	62	248
Small Mid-Cap Growth	111	436	547	138	522	660
International Growth	15,672	4,939	20,611	34,003	8,346	42,349
International Equity	240	1,715	1,955	909	3,555	4,464
International Small Cap Growth (b)	178	761	939	417	161	578
Emerging Markets Growth	398	1,533	1,931	775	840	1,615
Value Discovery	5,767	531	6,298	900	1,600	2,500
Bond (b)	—	—	—	—	—	—
Income	1,824	6,504	8,328	4,755	3,959	8,714
Ready Reserves	524,994	—	524,994	977,896	—	977,896

(a)	The information for the year ended December 31, 2006 is for the period from February 1, 2006 (Commencement of Operations) to December 31, 2006.
(b)	For the period from May 1, 2007 (Commencement of Operations) to June 30, 2007.

June 30, 2007	William Blair Funds 99

	Net Change in Shares Outstanding relating to Fund Share Activity (Shares)
	Period Ended June 30, 2007			Year Ended December 31, 2006
Portfolio	Class N	Class I	Total	Class N	Class I	Total
Growth	2,138	586	2,724	615	89	704
Tax-Managed Growth	(29)	35	6	70	35	105
Large Cap Growth	(518)	1,387	869	238	81	319
Small Cap Growth	(1,651)	2,069	418	6,839	7,572	14,411
Mid Cap Growth (a)	150	1,275	1,425	524	1,350	1,874
Small Mid-Cap Growth	98	549	647	178	1,293	1,471
International Growth	3,015	6,019	9,034	26,706	18,761	45,467
International Equity	854	1,087	1,941	816	4,898	5,714
International Small Cap Growth	236	2,070	2,306	1,037	3,963	5,000
Emerging Markets Growth	(34)	180	146	1,451	7,697	9,148
Value Discovery	(4,730)	53	(4,677)	4,931	(622)	4,309
Bond (b)	70	4,281	4,351	—	—	—
Income	607	(4,556)	(3,949)	(1,021)	18	(1,003)
Ready Reserves	(13,105)	—	(13,105)	103,739	—	103,739

(a)	The information for the year ended December 31, 2006 is for the period from February 1, 2006 (Commencement of Operations) to December 31, 2006.
(b)	For the period from May 1, 2007 (Commencement of Operations) to June 30, 2007.

100 Semi-Annual Report	June 30, 2007

Financial Highlights

Growth Fund

	Class N
	Period Ended		Years Ended December 31,
	6/30/2007		2006	2005	2004	2003	2002
	(unaudited)
Net asset value, beginning of year	$11.42		$11.33	$10.70	$9.97	$8.06	$10.87
Income (loss) from investment operations:
Net investment income (loss)	(0.01)		(0.06)	(0.06)	(0.06)	(0.06)	(0.07)
Net realized and unrealized gain (loss) on investments	0.91		1.48	1.11	0.79	1.97	(2.74)

Total from investment operations	0.90		1.42	1.05	0.73	1.91	(2.81)
Less distributions from:
Net investment income	—		—	—	—	—	—
Net realized gain	—		1.33	0.42	—	—	—

Total distributions	—		1.33	0.42	—	—	—

Net asset value, end of year	$12.32		$11.42	$11.33	$10.70	$9.97	$8.06

Total return (%)	7.88		12.42	9.75	7.32	23.70	(25.85)
Ratios to average daily net assets (%):
Expenses	1.21	(a)	1.17	1.15	1.17	1.19	1.19
Net investment income (loss)	(0.23	)(a)	(0.49)	(0.60)	(0.60)	(0.67)	(0.73)

	Class I
	Period Ended		Years Ended December 31,
	6/30/2007		2006	2005	2004	2003	2002
	(unaudited)
Net asset value, beginning of year	$11.66		$11.52	$10.84	$10.08	$8.12	$10.93
Income (loss) from investment operations:
Net investment income (loss)	—		(0.02)	(0.04)	(0.04)	(0.04)	(0.05)
Net realized and unrealized gain (loss) on investments	0.95		1.49	1.14	0.80	2.00	(2.76)

Total from investment operations	0.95		1.47	1.10	0.76	1.96	(2.81)
Less distributions from:
Net investment income	—		—	—	—	—	—
Net realized gain	—		1.33	0.42	—	—	—

Total distributions	—		1.33	0.42	—	—	—

Net asset value, end of year	$12.61		$11.66	$11.52	$10.84	$10.08	$8.12

Total return (%)	8.15		12.64	10.08	7.54	24.14	(25.71)
Ratios to average daily net assets (%):
Expenses	0.87	(a)	0.89	0.90	0.92	0.94	0.94
Net investment income (loss)	0.08	(a)	(0.20)	(0.35)	(0.35)	(0.42)	(0.48)

	Period Ended		Years Ended December 31,
	6/30/2007		2006	2005	2004	2003	2002
	(unaudited)
Supplemental data for all classes:
Net assets at end of year (in thousands)	$319,547		$264,525	$253,599	$275,506	$281,654	$255,625
Portfolio turnover rate (%)	56	(a)	61	54	35	45	29

(a)	Rates are annualized for periods that are less than a year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

June 30, 2007	William Blair Funds 101

Financial Highlights

Tax-Managed Growth Fund

	Class N
	Period Ended		Years Ended December 31,
	6/30/07		2006	2005	2004	2003	2002
	(unaudited)
Net asset value, beginning of year	$10.94		$10.11	$8.99	$8.41	$6.86	$9.07
Income (loss) from investment operations:
Net investment income (loss)	(0.01)		(0.04)	(0.07)	(0.08)	(0.07)	(0.06)
Net realized and unrealized gain (loss) on investments	0.82		0.87	1.19	0.66	1.62	(2.15)

Total from investment operations	0.81		0.83	1.12	0.58	1.55	(2.21)
Less distributions from:
Net investment income	—		—	—	—	—	—
Net realized gain	—		—	—	—	—	—

Total distributions	—		—	—	—	—	—

Net asset value, end of year	$11.75		$10.94	$10.11	$8.99	$8.41	$6.86

Total return (%)	7.40		8.21	12.46	6.90	22.59	(24.37)
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.37	(a)	1.44	1.53	1.54	1.49	1.36
Expenses, before waivers and reimbursements	2.12	(a)	2.24	2.55	2.26	2.26	2.22
Net investment income (loss), net of waivers and reimbursements	(0.15	)(a)	(0.41)	(0.76)	(0.92)	(0.91)	(0.72)
Net investment income (loss), before waivers and reimbursements	(0.90	)(a)	(1.21)	(1.78)	(1.64)	(1.68)	(1.58)

	Class I
	Period Ended		Years Ended December 31,
	6/30/07		2006	2005	2004	2003	2002
	(unaudited)
Net asset value, beginning of year	$11.15		$10.27	$9.10	$8.50	$6.92	$9.12
Income (loss) from investment operations:
Net investment income (loss)	0.01		(0.02)	(0.05)	(0.06)	(0.05)	(0.04)
Net realized and unrealized gain (loss) on investments	0.83		0.90	1.22	0.66	1.63	(2.16)

Total from investment operations	0.84		0.88	1.17	0.60	1.58	(2.20)
Less distributions from:
Net investment income	—		—	—	—	—	—
Net realized gain	—		—	—	—	—	—

Total distributions	—		—	—	—	—	—

Net asset value, end of year	$11.99		$11.15	$10.27	$9.10	$8.50	$6.92

Total return (%)	7.53		8.57	12.86	7.06	22.83	(24.12)
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.12	(a)	1.19	1.28	1.29	1.24	1.11
Expenses, before waivers and reimbursements	1.88	(a)	1.99	2.30	2.01	2.01	1.97
Net investment income (loss), net of waivers and reimbursements	0.16	(a)	(0.16)	(0.51)	(0.67)	(0.66)	(0.47)
Net investment income (loss), before waivers and reimbursements	0.60	(a)	(0.96)	(1.53)	(1.39)	(1.43)	(1.33)

	Period Ended		Years Ended December 31,
	6/30/07		2006	2005	2004	2003	2002
	(unaudited)
Supplemental data for all classes:
Net assets at end of year (in thousands)	$10,442		$9,644	$7,815	$5,847	$6,871	$5,303
Portfolio turnover rate (%)	56	(a)	42	25	31	37	44

(a)	Rates are annualized for periods that are less than a year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

102 Semi-Annual Report	June 30, 2007

Financial Highlights

Large Cap Growth Fund

	Class N
	Period Ended		Years Ended December 31,
	6/30/2007		2006	2005	2004	2003	2002
	(unaudited)
Net asset value, beginning of year	$6.88		$6.47	$6.24	$5.93	$4.80	$6.72
Income (loss) from investment operations:
Net investment income (loss)	(0.01)		(0.02)	(0.02)	(0.04)	(0.04)	(0.04)
Net realized and unrealized gain (loss) on investments	0.41		0.43	0.25	0.35	1.17	(1.88)

Total from investment operations	0.40		0.41	0.23	0.31	1.13	(1.92)
Less distributions from:
Net investment income	—		—	—	—	—	—
Net realized gain	—		—	—	—	—	—

Total distributions	—		—	—	—	—	—

Net asset value, end of year	$7.28		$6.88	$6.47	$6.24	$5.93	$4.80

Total return (%)	5.81		6.34	3.69	5.23	23.54	(28.57)
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.23	(a)	1.24	1.28	1.38	1.42	1.36
Expenses, before waivers and reimbursements	1.60	(a)	1.63	2.08	2.29	2.39	2.45
Net investment income (loss), net of waivers and reimbursements	(0.18	)(a)	(0.29)	(0.37)	(0.63)	(0.76)	(0.71)
Net investment income (loss), before waivers and reimbursements	(0.56	)(a)	(0.68)	(1.17)	(1.54)	(1.73)	(1.80)

	Class I
	Period Ended		Years Ended December 31,
	6/30/2007		2006	2005	2004	2003	2002
	(unaudited)
Net asset value, beginning of year	$6.99		$6.56	$6.31	$5.99	$4.82	$6.74
Income (loss) from investment operations:
Net investment income (loss)	0.01		—	(0.01)	(0.02)	(0.03)	(0.03)
Net realized and unrealized gain (loss) on investments	0.39		0.43	0.26	0.34	1.20	(1.89)

Total from investment operations	0.40		0.43	0.25	0.32	1.17	(1.92)
Less distributions from:
Net investment income	—		—	—	—	—	—
Net realized gain	—		—	—	—	—	—

Total distributions	—		—	—	—	—	—

Net asset value, end of year	$7.39		$6.99	$6.56	$6.31	$5.99	$4.82

Total return (%)	5.72		6.55	3.96	5.34	24.27	(28.49)
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	0.99	(a)	0.99	1.03	1.13	1.17	1.11
Expenses, before waivers and reimbursements	1.33	(a)	1.38	1.83	2.04	2.14	2.20
Net investment income (loss), net of waivers and reimbursements	0.28	(a)	(0.04)	(0.12)	(0.38)	(0.51)	(0.46)
Net investment income (loss), before waivers and reimbursements	(0.07	)(a)	(0.43)	(0.92)	(1.29)	(1.48)	(1.55)

	Period Ended		Years Ended December 31,
	6/30/2007		2006	2005	2004	2003	2002
	(unaudited)
Supplemental data for all classes:
Net assets at end of year (in thousands)	$27,839		$20,191	$16,888	$6,417	$5,519	$5,469
Portfolio turnover rate (%)	57	(a)	53	53	39	33	52

(a)	Rates are annualized for periods less than a year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

June 30, 2007	William Blair Funds 103

Financial Highlights

Small Cap Growth Fund

	Class N
	Period Ended	Years Ended December 31,
	6/30/2007	2006	2005	2004	2003	2002
	(unaudited)
Net asset value, beginning of year	$25.41	$23.76	$25.72	$21.83	$13.72	$16.58
Income (loss) from investment operations:
Net investment income (loss)	(0.16)	(0.29)	(0.30)	(0.30)	(0.21)	(0.19)
Net realized and unrealized gain (loss) on investments	2.44	3.65	0.64	6.20	8.68	(2.67)

Total from investment operations	2.28	3.36	0.34	5.90	8.47	(2.86)
Less distributions from:
Net investment income	—	—	—	—	—	—
Net realized gain	—	1.71	2.30	2.01	0.36	—

Total distributions	—	1.71	2.30	2.01	0.36	—

Net asset value, end of year	$27.69	$25.41	$23.76	$25.72	$21.83	$13.72

Total return (%)	8.97	14.12	1.18	27.24	61.88	(17.25)
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.49(a)	1.48	1.49	1.49	1.55	1.56
Expenses, before waivers and reimbursements	1.49(a)	1.48	1.49	1.46	1.52	1.62
Net investment income (loss), net of waivers and reimbursements	(1.25)(a)	(1.14)	(1.23)	(1.27)	(1.22)	(1.31)
Net investment income (loss), before waivers and reimbursements	(1.25)(a)	(1.14)	(1.23)	(1.24)	(1.19)	(1.37)

	Class I
	Period Ended	Years Ended December 31,
	6/30/2007	2006	2005	2004	2003	2002
	(unaudited)
Net asset value, beginning of year	$25.94	$24.16	$26.04	$22.03	$13.82	$16.65
Income (loss) from investment operations:
Net investment income (loss)	(0.13)	(0.22)	(0.25)	(0.24)	(0.18)	(0.16)
Net realized and unrealized gain (loss) on investments	2.50	3.71	0.67	6.26	8.75	(2.67)

Total from investment operations	2.37	3.49	0.42	6.02	8.57	(2.83)
Less distributions from:
Net investment income	—	—	—	—	—	—
Net realized gain	—	1.71	2.30	2.01	0.36	—

Total distributions	—	1.71	2.30	2.01	0.36	—

Net asset value, end of year	$28.31	$25.94	$24.16	$26.04	$22.03	$13.82

Total return (%)	9.14	14.42	1.48	27.54	62.15	(17.00)
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.20(a)	1.21	1.24	1.24	1.35	1.31
Expenses, before waivers and reimbursements	1.20(a)	1.21	1.24	1.21	1.28	1.37
Net investment income (loss), net of waivers and reimbursements	(0.96)(a)	(0.87)	(0.98)	(1.02)	(1.02)	(1.06)
Net investment income (loss), before waivers and reimbursements	(0.96)(a)	(0.87)	(0.98)	(0.99)	(0.95)	(1.12)

	Period Ended		Years Ended December 31,
	6/30/2007		2006	2005	2004	2003	2002
	(unaudited)
Supplemental data for all classes:
Net assets at end of year (in thousands)	$1,388,046		$1,261,174	$831,738	$771,209	$518,824	$78,581
Portfolio turnover rate (%)	87	(a)	105	80	109	103	133

(a)	Rates are annualized for periods that are less than a year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

104 Semi-Annual Report	June 30, 2007

Financial Highlights

Mid Cap Growth Fund

	Class N
	Periods Ended
	6/30/2007	12/31/2006(a)
	(unaudited)
Net asset value, beginning of period	$10.46	$10.00
Income (loss) from investment operations:
Net investment income (loss)	(0.03)	(0.07)
Net realized and unrealized gain (loss) on investments	1.38	0.53

Total from investment operations	1.35	0.46
Less distributions from:
Net investment income	—	—
Net realized gain	—	—

Total distributions	—	—

Net asset value, end of period	$11.81	$10.46

Total return (%) (c)	12.91	4.60
Ratios to average daily net assets (%) (b):
Expenses, net of waivers and reimbursements	1.39	1.40
Expenses, before waivers and reimbursements	1.45	2.35
Net investment income (loss), net of waivers and reimbursements	(0.61)	(0.70)
Net investment income (loss), before waivers and reimbursements	(0.67)	(1.65)

	Class I
	Periods Ended
	6/30/2007	12/31/2006(a)
	(unaudited)
Net asset value, beginning of period	$10.49	$10.00
Income (loss) from investment operations:
Net investment income (loss)	(0.02)	(0.04)
Net realized and unrealized gain (loss) on investments	1.40	0.53

Total from investment operations	1.38	0.49
Less distributions from:
Net investment income	—	—
Net realized gain	—	—

Total distributions	—	—

Net asset value, end of period	$11.87	$10.49

Total return (%) (c)	13.16	4.90
Ratios to average daily net assets (%) (b):
Expenses, net of waivers and reimbursements	1.13	1.15
Expenses, before waivers and reimbursements	1.55	2.10
Net investment income (loss), net of waivers and reimbursements	(0.36)	(0.43)
Net investment income (loss), before waivers and reimbursements	(0.78)	(1.38)

	Periods Ended
	6/30/2007	12/31/2006(a)
	(unaudited)
Supplemental data for all classes:
Net assets at end of period (in thousands)	$39,111	$19,639
Portfolio turnover rate (%) (b)	65	56

(a)	For the period from February 1, 2006 (Commencement of Operations) to December 31, 2006.
(b)	Rates are annualized for periods that are less than a year.
(c)	Total return is not annualized for periods that are less than a year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the period.

June 30, 2007	William Blair Funds 105

Financial Highlights

Small-Mid Cap Growth Fund

	Class N
	Period Ended		Years Ended December 31,
	6/30/2007		2006	2005	2004	2003(a)
	(unaudited)
Net asset value, beginning of year	$12.96		$12.40	$11.28	$9.94	$10.00
Income (loss) from investment operations:
Net investment income (loss)	(0.06)		(0.11)	(0.11)	(0.13)	—
Net realized and unrealized gain (loss) on investments	1.78		1.32	1.32	1.47	(0.06)

Total from investment operations	1.72		1.21	1.21	1.34	(0.06)
Less distributions from:
Net investment income	—		—	—	—	—
Net realized gain	—		0.65	0.09	—	—

Total distributions	—		0.65	0.09	—	—

Net asset value, end of year	$14.68		$12.96	$12.40	$11.28	$9.94

Total return (%)	13.27		9.68	10.72	13.48	(0.60)
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.36	(b)	1.38	1.45	1.54	1.54	(b)
Expenses, before waivers and reimbursements	1.44	(b)	1.45	1.54	2.14	1.54	(b)
Net investment income (loss), net of waivers and reimbursements	(0.80	)(b)	(0.86)	(0.97)	(1.26)	(1.54	)(b)
Net investment income (loss), before waivers and reimbursements	(0.88	)(b)	(0.93)	(1.06)	(1.86)	(1.54	)(b)

	Class I
	Period Ended		Years Ended December 31,
	6/30/2007		2006	2005	2004	2003(a)
	(unaudited)
Net asset value, beginning of year	$13.06		$12.46	$11.30	$9.94	$10.00
Income (loss) from investment operations:
Net investment income (loss)	(0.04)		(0.08)	(0.08)	(0.11)	—
Net realized and unrealized gain (loss) on investments	1.79		1.33	1.33	1.47	(0.06)

Total from investment operations	1.75		1.25	1.25	1.36	(0.06)
Less distributions from:
Net investment income	—		—	—	—	—
Net realized gain	—		0.65	0.09	—	—

Total distributions	—		0.65	0.09	—	—

Net asset value, end of year	$14.81		$13.06	$12.46	$11.30	$9.94

Total return (%)	13.40		9.95	11.05	13.68	(0.60)
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.11	(b)	1.13	1.20	1.29	1.29	(b)
Expenses, before waivers and reimbursements	1.19	(b)	1.20	1.29	1.89	1.29	(b)
Net investment income (loss), net of waivers and reimbursements	(0.57	)(b)	(0.61)	(0.72)	(1.01)	(1.29	)(b)
Net investment income (loss), before waivers and reimbursements	(0.63	)(b)	(0.68)	(0.81)	(1.61)	(1.29	)(b)

	Period Ended		Years Ended December 31,
	6/30/2007		2006	2005	2004	2003
Supplemental data for all classes:
Net assets at end of year (in thousands)	$114,735		$92,766	$70,211	$25,974	$3,673
Portfolio turnover rate (%)	66	(b)	68	62	55	—	(b)

(a)	For the period from December 29, 2003 (Commencement of Operations) to December 31, 2003.
(b)	Rates are annualized for periods that are less than a year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

106 Semi-Annual Report	June 30, 2007

Financial Highlights

International Growth Fund

	Class N
	Period Ended		Years Ended December 31,
	6/30/2007		2006	2005	2004	2003	2002
	(unaudited)
Net asset value, beginning of year	$27.70		$25.22	$22.09	$18.65	$13.13	$15.48
Income (loss) from investment operations:
Net investment income (loss) (a)	0.12		0.05	0.15	(0.02)	0.02	(0.05)
Net realized and unrealized gain (loss) on investments	3.11		5.71	4.60	3.47	5.52	(2.30)

Total from investment operations	3.23		5.76	4.75	3.45	5.54	(2.35)
Less distributions from:
Net investment income	—		0.37	0.11	0.01	0.02	—
Net realized gain	—		2.91	1.51	—	—	—

Total distributions	—		3.28	1.62	0.01	0.02	—

Net asset value, end of year	$30.93		$27.70	$25.22	$22.09	$18.65	$13.13

Total return (%)	11.66		23.06	21.65	18.48	42.21	(15.18)
Ratios to average daily net assets (%):
Expenses	1.40	(b)	1.42	1.42	1.47	1.50	1.51
Net investment income (loss)	0.81	(b)	0.19	0.16	(0.16)	0.05	(0.36)

	Class I
	Period Ended		Years Ended December 31,
	6/30/2007		2006	2005	2004	2003	2002
	(unaudited)
Net asset value, beginning of year	$28.10		$25.55	$22.34	$18.85	$13.27	$15.60
Income (loss) from investment operations:
Net investment income (loss) (a)	0.16		0.13	0.27	0.01	0.09	(0.01)
Net realized and unrealized gain (loss) on investments	3.17		5.78	4.61	3.53	5.54	(2.32)

Total from investment operations	3.33		5.91	4.88	3.54	5.63	(2.33)
Less distributions from:
Net investment income	—		0.45	0.16	0.05	0.05	—
Net realized gain	—		2.91	1.51	—	—	—

Total distributions	—		3.36	1.67	0.05	0.05	—

Net asset value, end of year	$31.43		$28.10	$25.55	$22.34	$18.85	$13.27

Total return (%)	11.85		23.35	22.00	18.79	42.42	(14.94)
Ratios to average daily net assets (%):
Expenses	1.10	(b)	1.11	1.17	1.22	1.25	1.26
Net investment income (loss)	1.12	(b)	0.45	0.41	0.09	0.30	(0.11)
	Period Ended		Years Ended December 31,
	6/30/2007		2006	2005	2004	2003	2002
	(unaudited)
Supplemental data for all classes:
Net assets at end of year (in thousands)	$7,284,401		$6,267,126	$4,551,077	$3,001,434	$1,899,699	$778,788
Portfolio turnover rate (%)	55	(b)	72	70	79	57	73

(a)	Excludes $0.42, $0.37, $0.12, $0.03, $0.00, and $0.00, of PFIC mark to market which are treated as ordinary income for Federal tax purposes for the years 2006, 2005, 2004, 2003 and 2002, respectively.
(b)	Rates are annualized for periods that are less than a year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

June 30, 2007	William Blair Funds 107

Financial Highlights

International Equity Fund

	Class N
	Period Ending		Years Ended December 31,
	6/30/07		2006	2005	2004(a)
	(unaudited)
Net asset value, beginning of year	$15.21		$12.86	$11.33	$10.00
Income (loss) from investment operations:
Net investment income (loss) (b)	0.09		0.04	(0.01)	(0.04)
Net realized and unrealized gain (loss) on investments	1.35		2.52	1.54	1.37

Total from investment operations	1.44		2.56	1.53	1.33
Less distributions from:
Net investment income	—		0.19	—	—
Net realized gain	—		0.02	—	—

Total distributions	—		0.21	—	—

Net asset value, end of year	$16.65		$15.21	$12.86	$11.33

Total return (%)	9.47		19.96	13.50	13.30
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.45	(c)	1.46	1.48	1.50	(c)
Expenses, before waivers and reimbursements	1.51	(c)	1.56	1.81	2.96	(c)
Net investment income (loss), net of waivers and reimbursements	1.20	(c)	0.26	(0.33)	(0.77	)(c)
Net investment income (loss), before waivers and reimbursements	1.14	(c)	0.16	(0.66)	(2.23	)(c)

	Class I
	Period Ending		Years Ended December 31,
	6/30/07		2006	2005	2004(a)
	(unaudited)
Net asset value, beginning of year	$15.31		$12.94	$11.37	$10.00
Income (loss) from investment operations:
Net investment income (loss) (b)	0.11		0.06	(0.01)	(0.01)
Net realized and unrealized gain (loss) on investments	1.36		2.55	1.58	1.38

Total from investment operations	1.47		2.61	1.57	1.37
Less distributions from:
Net investment income	—		0.22	—	—
Net realized gain	—		0.02	—	—

Total distributions	—		0.24	—	—

Net asset value, end of year	$16.78		$15.31	$12.94	$11.37

Total return (%)	9.60		20.22	13.81	13.70
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.20	(c)	1.21	1.23	1.25	(c)
Expenses, before waivers and reimbursements	1.33	(c)	1.35	1.56	2.71	(c)
Net investment income (loss), net of waivers and reimbursements	1.38	(c)	0.46	(0.08)	(0.52	)(c)
Net investment income (loss), before waivers and reimbursements	1.25	(c)	0.32	(0.41)	(1.98	)(c)

	Period Ending		Years Ended December 31,
	6/30/07		2006	2005	2004
	(unaudited)
Supplemental data for all classes:
Net assets at end of year (in thousands)	$358,596		$297,716	$177,710	$9,689
Portfolio turnover rate (%)	87	(c)	83	127	108	(c)

(a)	For the period from May 24, 2004 (Commencement of Operations) to December 31, 2004.
(b)	Excludes $0.22, $0.33 and $0.02 of PFIC mark to market which is treated as ordinary income for Federal tax purposes for the years 2006, 2005 and 2004, respectively.
(c)	Rates are annualized for periods that are less than a year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

108 Semi-Annual Report	June 30, 2007

Financial Highlights

International Small Cap Growth Fund

	Class N
	Period Ended		Years Ended December 31,
	6/30/2007		2006	2005(a)
	(unaudited)
Net asset value, beginning of year	$13.37		$11.16	$10.00
Income (loss) from investment operations:
Net investment income (loss) (b)	0.01		(0.05)	(0.01)
Net realized and unrealized gain (loss) on investments	1.91		2.32	1.17

Total from investment operations	1.92		2.27	1.16
Less distributions from:
Net investment income	—		0.01	—
Net realized gain	—		0.05	—

Total distributions	—		0.06	—

Net asset value, end of year	$15.29		$13.37	$11.16

Total return (%)	14.36		20.32	11.60
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.61	(c)	1.65	1.65	(c)
Expenses, before waivers and reimbursements	1.61	(c)	1.71	2.57	(c)
Net investment income (loss), net of waivers and reimbursements	0.14	(c)	(0.40)	(0.40	)(c)
Net investment income (loss), before waivers and reimbursements	0.14	(c)	(0.46)	(1.32	)(c)

	Class I
	Period Ended		Years Ended December 31,
	6/30/2007		2006	2005(a)
	(unaudited)
Net asset value, beginning of year	$13.41		$11.16	$10.00
Income (loss) from investment operations:
Net investment income (loss) (b)	0.04		(0.03)	—
Net realized and unrealized gain (loss) on investments	1.90		2.34	1.16

Total from investment operations	1.94		2.31	1.16
Less distributions from:
Net investment income	—		0.01	—
Net realized gain	—		0.05	—

Total distributions	—		0.06	—

Net asset value, end of year	$15.35		$13.41	$11.16

Total return (%)	14.47		20.68	11.60
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.30	(c)	1.40	1.40	(c)
Expenses, before waivers and reimbursements	1.30	(c)	1.46	2.32	(c)
Net investment income (loss), net of waivers and reimbursements	0.49	(c)	(0.25)	(0.15	)(c)
Net investment income (loss), before waivers and reimbursements	0.49	(c)	(0.31)	(1.07	)(c)

	Period Ended		Years Ended December 31,
	6/30/2007		2006	2005(a)
	(unaudited)
Supplemental data for all classes:
Net assets at end of year (in thousands)	$350,771		$231,969	$50,534
Portfolio turnover rate (%)	85	(c)	109	127	(c)

(a)	For the period from November 1, 2005 (Commencement of Operations) to December 31, 2005.
(b)	Excludes $0.00 and $0.11 of PFIC mark to market which is treated as ordinary income for Federal tax purposes for the years ended 2006 and 2005, respectively.
(c)	Rates are annualized for periods that are less than a year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

June 30, 2007	William Blair Funds 109

Financial Highlights

Emerging Markets Growth Fund

	Class N
	Periods Ending		Years Ended December 31,
	6/30/07		2006	2005(a)
	(unaudited)
Net asset value, beginning of year	$19.42		$14.17	$10.00
Income (loss) from investment operations:
Net investment income (loss) (b)	(0.02)		(0.04)	(0.01)
Net realized and unrealized gain (loss) on investments	3.23		5.41	4.26

Total from investment operations	3.21		5.37	4.25
Less distributions from:
Net investment income	—		0.01	—
Net realized gain	—		0.11	0.08

Total distributions	—		0.12	0.08

Net asset value, end of year	$22.63		$19.42	$14.17

Total return (%)	16.53		37.90	42.52
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.65	(c)	1.65	1.55	(c)
Expenses, before waivers and reimbursements	1.72	(c)	1.78	1.91	(c)
Net investment income (loss), net of waivers and reimbursements	(0.18	)(c)	(0.22)	(0.11	)(c)
Net investment income (loss), before waivers and reimbursements	(0.25	)(c)	(0.35)	(0.47	)(c)

	Class I
	Periods Ending		Years Ended December 31,
	6/30/07		2006	2005(a)
	(unaudited)
Net asset value, beginning of year	19.47		$14.19	$10.00
Income (loss) from investment operations:
Net investment income (loss) (b)	0.01		(0.01)	0.01
Net realized and unrealized gain (loss) on investments	3.25		5.41	4.26

Total from investment operations	3.26		5.40	4.27
Less distributions from:
Net investment income	—		0.01	—
Net realized gain	—		0.11	0.08

Total distributions	—		0.12	0.08

Net asset value, end of year	$22.73		$19.47	$14.19

Total return (%)	16.74		38.07	42.72
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.40	(c)	1.40	1.40	(c)
Expenses, before waivers and reimbursements	1.41	(c)	1.47	1.76	(c)
Net investment income (loss), net of waivers and reimbursements	0.09	(c)	(0.06)	0.04	(c)
Net investment income (loss), before waivers and reimbursements	0.08	(c)	(0.13)	(0.32	)(c)

	Periods Ending		Years Ended December 31,
	6/30/07		2006	2005(a)
	(unaudited)
Supplemental data for all classes:
Net assets at end of year (in thousands)	$1,042,351		$813,649	$249,348
Portfolio turnover rate (%)	102	(c)	113	77	(c)

(a)	For the period from June 6, 2005 (Commencement of Operations) to December 31, 2005.
(b)	Excludes $0.00 and $0.11 of PFIC mark to market which is treated as ordinary income for Federal tax purposes for years ended 2006 and 2005, respectively.
(c)	Rates are annualized for periods that are less than a year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

110 Semi-Annual Report	June 30, 2007

Financial Highlights

Value Discovery Fund

	Class N
	Period Ending		Years Ended December 31,
	6/30/07		2006	2005	2004	2003	2002
	(unaudited)
Net asset value, beginning of year	$16.27		$14.95	$22.70	$22.68	$16.28	$18.23
Income (loss) from investment operations:
Net investment income (loss)	0.01		0.03	(0.02)	(0.01)	(0.06)	(0.03)
Net realized and unrealized gain (loss) on investments	1.04		3.22	0.14	2.68	6.46	(1.92)

Total from investment operations	1.05		3.25	0.12	2.67	6.40	(1.95)
Less distributions from:
Net investment income	—		0.01	—	—	—	—
Net realized gain	—		1.92	7.87	2.65	—	—

Total distributions	—		1.93	7.87	2.65	—	—

Net asset value, end of year	$17.32		$16.27	$14.95	$22.70	$22.68	$16.28

Total return (%)	6.45		21.78	0.49	12.05	39.31	(10.70)
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.34	(a)	1.34	1.34	1.34	1.49	1.53
Expenses, before waivers and reimbursements	1.69	(a)	1.75	1.64	1.48	1.58	1.53
Net investment income (loss), net of waivers and reimbursements	0.06	(a)	0.21	(0.22)	(0.06)	(0.30)	(0.16)
Net investment income (loss), before waivers and reimbursements	(0.29	)(a)	(0.20)	(0.52)	(0.20)	(0.39)	(0.16)

	Class I
	Period Ending		Years Ended December 31,
	6/30/07		2006	2005	2004	2003	2002
	(unaudited)
Net asset value, beginning of year	$16.51		$15.12	$22.82	$22.76	$16.31	$18.19
Income (loss) from investment operations:
Net investment income (loss)	0.05		0.03	—	0.01	(0.03)	0.01
Net realized and unrealized gain (loss) on investments	1.03		3.30	0.17	2.70	6.48	(1.89)

Total from investment operations	1.08		3.33	0.17	2.71	6.45	(1.88)
Less distributions from:
Net investment income	—		0.02	—	—	—	—
Net realized gain	—		1.92	7.87	2.65	—	—

Total distributions	—		1.94	7.87	2.65	—	—

Net asset value, end of year	$17.59		$16.51	$15.12	$22.82	$22.76	$16.31

Total return (%)	6.54		22.10	0.70	12.18	39.55	(10.34)
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.09	(a)	1.09	1.14	1.23	1.33	1.34
Expenses, before waivers and reimbursements	1.39	(a)	1.50	1.39	1.23	1.33	1.34
Net investment income (loss), net of waivers and reimbursements	0.54	(a)	0.16	(0.02)	0.05	(0.14)	0.03
Net investment income (loss), before waivers and reimbursements	0.24	(a)	(0.25)	(0.27)	0.05	(0.14)	0.03

	Period Ending		Years Ended December 31,
	6/30/07		2006	2005	2004	2003	2002
	(unaudited)
Supplemental data for all classes:
Net assets at end of year (in thousands)	$75,333		$146,777	$70,439	$246,176	$237,111	$190,802
Portfolio turnover rate (%)	125	(a)	162	125	50	51	20

(a)	Rates are annualized for periods that are less than a year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

June 30, 2007	William Blair Funds 111

Financial Highlights

Bond Fund

Class N
Period Ended
6/30/2007(a)
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.10
Net realized and unrealized gain (loss) on investments	(0.22)

Total from investment operations	(0.12)
Less distributions from:
Net investment income	(0.04)
Net realized gain	—

Total distributions	(0.04)

Net asset value, end of period	$9.84

Total return (%) (c)	(1.15)
Ratios to average daily net assets (%) (b):
Expenses, net of waivers and reimbursements	0.65
Expenses, before waivers and reimbursements	0.95
Net investment income (loss), net of waivers and reimbursements	4.69
Net investment income (loss), before waivers and reimbursements	4.39

Class I
Period Ended
6/30/2007(a)
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.11
Net realized and unrealized gain (loss) on investments	(0.22)

Total from investment operations	(0.11)
Less distributions from:
Net investment income	(0.05)
Net realized gain	—

Total distributions	—

Net asset value, end of period	$9.84

Total return (%) (c)	(1.15)
Ratios to average daily net assets (%) (b):
Expenses, net of waivers and reimbursements	0.50
Expenses, before waivers and reimbursements	0.80
Net investment income (loss), net of waivers and reimbursements	4.84
Net investment income (loss), before waivers and reimbursements	4.54

Period Ended
6/30/2007(a)
Supplemental data for all classes:
Net assets at end of period (in thousands)	$51,623
Portfolio turnover rate (%) (b)	88

(a)	For the period from May 1, 2007 (Commencement of Operations) to June 30, 2007.
(b)	Rates are annualized for periods that are less than a year.
(c)	Total return is not annualized for periods that are less than a year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the period.

112 Semi-Annual Report	June 30, 2007

Financial Highlights

Income Fund

	Class N
	Period Ended		Years Ended December 31,
	6/30/2007		2006	2005	2004	2003	2002
	(unaudited)
Net asset value, beginning of year	$9.74		$9.83	$10.19	$10.43	$10.62	$10.34
Income (loss) from investment operations:
Net investment income (loss) (a)	0.26		0.44	0.47	0.52	0.40	0.55
Net realized and unrealized gain (loss) on investments	(0.21)		(0.04)	(0.30)	(0.26)	(0.02)	0.25

Total from investment operations	0.05		0.40	0.17	0.26	0.38	0.80
Less distributions from:
Net investment income	0.24		0.49	0.53	0.50	0.57	0.52
Net realized gain	—		—	—	—	—	—

Total distributions	0.24		0.49	0.53	0.50	0.57	0.52

Net asset value, end of year	$9.55		$9.74	$9.83	$10.19	$10.43	$10.62

Total return (%)	0.45		4.25	1.71	2.61	3.68	7.91
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	0.77	(a)	0.74	0.73	0.78	0.77	0.81
Expenses, before waivers and reimbursements	0.80	(a)	0.80	0.73	0.78	0.77	0.81
Net investment income (loss), net of waivers and reimbursements	5.37	(a)	4.54	4.09	4.12	4.09	5.23
Net investment income (loss) before waivers and reimbursements	5.34	(a)	4.48	4.09	4.12	4.09	5.23

	Class I
	Period Ended		Years Ended December 31,
	6/30/2007		2006	2005	2004	2003	2002
	(unaudited)

Net asset value, beginning of year	$9.69		$9.82	$10.15	$10.40	$10.62	$10.35
Income (loss) from investment operations:
Net investment income (loss) (a)	0.26		0.45	0.52	0.59	0.43	0.57
Net realized and unrealized gain (loss) on investments	(0.20)		(0.04)	(0.33)	(0.31)	(0.04)	0.24

Total from investment operations	0.06		0.41	0.19	0.28	0.39	0.81
Less distributions from:
Net investment income	0.25		0.54	0.52	0.53	0.61	0.54
Net realized gain	—		—	—	—	—	—

Total distributions	0.25		0.54	0.52	0.53	0.61	0.54

Net asset value, end of year	$9.50		$9.69	$9.82	$10.15	$10.40	$10.62

Total return (%)	0.59		4.33	1.92	2.79	3.76	8.04
Ratios to average daily net assets (%):
Expenses	0.60	(a)	0.62	0.58	0.63	0.62	0.66
Net investment income (loss)	5.53	(a)	4.66	4.24	4.27	4.24	5.38

	Period Ended		Years Ended December 31,
	6/30/2007		2006	2005	2004	2003	2002
	(unaudited)
Supplemental data for all classes:
Net assets at end of year (in thousands)	$253,695		$297,077	$310,496	$294,084	$265,062	$196,136
Portfolio turnover rate (%)	18	(a)	33	41	43	36	66

(a)	Rates are annualized for periods that are less than a year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

June 30, 2007	William Blair Funds 113

Financial Highlights

Ready Reserves Fund

	Class N
	Period Ended		Years Ended December 31,
	6/30/2007		2006	2005	2004	2003	2002
	(unaudited)
Net asset value, beginning of year	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00
Income (loss) from investment operations:
Net investment income (loss)	0.02		0.04	0.03	0.01	0.01	0.01

Total from investment operations	0.02		0.04	0.03	0.01	0.01	0.01
Less distributions from:
Net investment income	0.02		0.04	0.03	0.01	0.01	0.01

Total distributions	0.02		0.04	0.03	0.01	0.01	0.01

Net asset value, end of year	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00

Total return (%)	2.37		4.47	2.62	0.80	0.66	1.28
Ratios to average daily net assets (%)
Expenses	0.63	(a)	0.63	0.64	0.65	0.66	0.67
Net investment income (loss)	4.72	(a)	4.38	2.57	0.80	0.66	1.28
Supplemental data:
Net assets at end of year (in thousands)	$1,182,488		$1,195,593	$1,091,854	$1,092,940	$1,153,932	$1,324,001
(a)	Rates are annualized for periods that are less than a year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

114 Semi-Annual Report	June 30, 2007

Trustees and Officers (Unaudited). The trustees and officers of the William Blair Funds as of June 30, 2007, their year of birth, their principal occupations during the last five years, their affiliations, if any, with William Blair & Company, L.L.C., and other significant affiliations are set forth below. The address of each trustee and officer is 222 West Adams Street, Chicago, Illinois 60606.

Name and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee/Officer
Interested Trustees
Frederick Conrad Fischer, 1934*	Chairman of the Board of Trustees	Since 1987	Principal, William Blair & Company, L.L.C.; Partner, APM Limited Partnership	16	Trustee Emeritus, Chicago Child Care Society, a non-profit organization; Trustee Emeritus Kalamazoo College

Michelle R. Seitz, 1965*	Trustee	Since 2002	Principal, William Blair & Company, L.L.C.	16	N/A
Non-Interested Trustees
Ann P. McDermott, 1939	Trustee	Since 1996	Board member and officer for various civic and charitable organizations over the past thirty years; professional experience prior thereto, registered representative for New York Stock Exchange firm	16	Northwestern University, Women’s Board; Rush Presbyterian St. Luke’s Medical Center, Women’s Board; University of Chicago, Women’s Board; Visiting Nurses Association, Honorary Director

Phillip O. Peterson, 1944	Trustee	Since 2007	Trustee of Strong Funds Liquidating Trusts since 2005 and President, Strong Mutual Funds, 2004-2005; formerly, Partner, KPMG LLP	16	The Hartford Group of Mutual Funds (87 portfolios)

Donald J. Reaves, 1946	Trustee	Since 2004	Vice President for Administration and Chief Financial Officer, University of Chicago since 2002. Executive Vice President and Chief Financial Officer, Brown University from 1993 to 2002	16	American Student Assistance Corp.; Amica Mutual Insurance Company; guarantor of student loans

Donald L. Seeley, 1944	Trustee	Since 2003	Director, Applied Investment Management Program, University of Arizona Department of Finance, Formerly Vice Chairman and Chief Financial Officer, True North Communications, Inc., marketing communications and advertising firm	16	Warnaco Group, Inc. intimate apparel, sportswear, and swimwear manufacturer. Center for Furniture Craftmanship (not-for-profit)

Thomas J. Skelly, 1951	Trustee	Since 2007	Director and Investment Committee Chairman, U.S. Accenture Foundation Inc.; formerly Managing Partner of various divisions at Accenture	16	Clayton Holdings, Inc., provider of information-based analytics, consulting and outsourced services to various financial institutions and investors

Robert E. Wood II, 1938	Trustee	Since 1999	Retired Executive Vice President, Morgan Stanley Dean Witter	16	Chairman, Add-Vision, Inc. manufacturer of surface animation systems, and Micro-Combustion, LLC

June 30, 2007	William Blair Funds 115

Name and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee/Officer
Officers

Marco Hanig, 1958	President	Since 1999	Principal, William Blair & Company, L.L.C.	Chicago Scores

Karl W. Brewer, 1966	Senior Vice President	Since 2000	Principal, William Blair & Company, L.L.C.	N/A

Harvey H. Bundy, III, 1944	Senior Vice President	Since 2003	Principal, William Blair & Company, L.L.C.	N/A

Mark A. Fuller, III, 1957	Senior Vice President	Since 1993	Principal, William Blair & Company, L.L.C.	Partner, Fulsen Howney Partners

James S. Golan, 1961	Senior Vice President	Since 2005	Principal, William Blair & Company, L.L.C.	N/A

W. George Greig, 1952	Senior Vice President	Since 1996	Principal, William Blair & Company, L.L.C.	N/A

Michael A. Jancosek, 1959	Senior Vice President Vice President	Since 2004 2000-2004	Principal, William Blair & Company L.L.C. Associate, William Blair & Company, L.L.C.	N/A

John F. Jostrand, 1954	Senior Vice President	Since 1999	Principal, William Blair & Company, L.L.C.	N/A

James S. Kaplan, 1960	Senior Vice President Vice President	Since 2004 1995-2004	Principal, William Blair & Company, L.L.C. Associate, William Blair & Company, L.L.C.	N/A

Robert C. Lanphier, IV, 1956	Senior Vice President	Since 2003	Principal, William Blair & Company, L.L.C.	Chairman, AG. Med, Inc.

Todd M. McClone, 1968	Senior Vice President Vice President	Since 2006 2005-2006	Principal, William Blair & Company, L.L.C. Associate, William Blair & Company, L.L.C.	N/A N/A

David S. Mitchell, 1960	Senior Vice President Vice President	Since 2004 2003-2004	Principal, William Blair & Company, L.L.C. Associate, William Blair & Company, L.L.C.	N/A

Gregory J. Pusinelli, 1958	Senior Vice President	Since 1999	Principal, William Blair & Company, L.L.C.	N/A

David P. Ricci, 1958	Senior Vice President	Since 2006	Principal, William Blair & Company, L.L.C.	N/A

Jeffrey A. Urbina, 1955	Senior Vice President	Since 1998	Principal, William Blair & Company, L.L.C.	N/A

116 Semi-Annual Report	June 30, 2007

Name and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee/Officer
Christopher T. Vincent, 1956	Senior Vice President Vice President	Since 2004 2002-2004	Principal, William Blair & Company, L.L.C. Associate, William Blair & Company, L.L.C.; former Managing Director/Senior Portfolio Manager, Zurich Scudder Investments	Uhlich Children’s Home

Colin J. Williams, 1975	Senior Vice President Vice President	Since 2007 Since 2006	Principal, William Blair & Company, L.L.C. Associate William Blair & Company, L.L.C.; formerly, Andersen Consulting; Allegiance Healthcare	N/A

Richard W. Smirl, 1967	Chief Compliance Officer	Since 2004	Principal, William Blair & Company, L.L.C.; former Chief Legal Officer, Strong Capital Management	N/A

Benjamin J. Armstrong 1965	Vice President	Since 2007	Associate, William Blair & Company, LLC

David C. Fording, 1967	Vice President	Since 2006	Associate, William Blair & Company,; former Portfolio Manager, TIAA-CREF	N/A

Chad M. Kilmer, 1975	Vice President	Since 2006	Associate, William Blair & Company,; former analyst and Portfolio Manager U.S. Bancorp Asset Management and analyst Gabelli Woodland Partners.	N/A

Mark T. Leslie, 1967	Vice President	Since 2005	Associate, William Blair & Company, L.L.C. formerly, U.S. Bancorp Asset Management	N/A

Terence M. Sullivan, 1944	Vice President and Treasurer	Since 1997	Associate, William Blair & Company, L.L.C.	N/A

Colette M. Garavalia, 1961	Secretary	Since 2000	Associate, William Blair & Company, L.L.C.	N/A

*	Mr. Fischer and Ms. Seitz are interested persons of the William Blair Funds because each is a principal of William Blair & Company, L.L.C., the Funds’ investment advisor, principal underwriter and distributor.
(1)	Each Trustee serves until the election and qualification of a successor, or until death, resignation or retirement or removal as provided in the Fund’s Declaration of Trust. Retirement for non-interested Trustees occurs no later than at the conclusion of the first regularly scheduled Board meeting of the Fund’s fiscal year that occurs after the Trustee’s 72nd birthday. The Fund’s officers are elected annually by the Trustees.

The Statement of Additional Information for the William Blair Funds includes additional information about the trustees and is available without charge by calling 1-800-635-2886 (in Massachusetts 1-800-635-2840) or by writing the Fund.

June 30, 2007	William Blair Funds 117

Board Approval of the Fund’s Management Agreement (All Portfolios except the Bond Portfolio)

During the six months ended June 30, 2007, the Board of Trustees (the “Board”) of the Fund approved the renewal for an additional one-year term of the Fund’s Management Agreement with William Blair & Company, L.L.C. (the “Advisor”), on behalf of each Portfolio of the Fund.

The information in this summary outlines the Board’s considerations associated with its renewal of the Management Agreement. In connection with its deliberations regarding the continuation of the Management Agreement, the Board considered such information and factors as it believed to be relevant. As described below, the Board considered the nature, extent and quality of the services performed by the Advisor under the existing Management Agreement; comparative management fees and expense ratios as prepared by an independent provider (Lipper Inc.); the estimated profits realized by the Advisor; the extent to which the Advisor realizes economies of scale as a Portfolio grows; and whether any fall-out benefits are being realized by the Advisor. In addition, the Trustees who are not “interested persons” of the Fund as defined in the Investment Company Act of 1940 (the “Independent Trustees”) discussed the renewal of the Management Agreement with Fund management and in private sessions with independent legal counsel at which no representatives of the Advisor were present.

As required by the Investment Company Act of 1940, the renewal was confirmed by the unanimous separate vote of the Independent Trustees. In deciding to approve the renewal of the Management Agreement, the Board did not identify a single factor as controlling and this summary does not describe all of the matters considered. However, the Board concluded that each of the various factors referred to below favored such approval.

Information Requested and Received

The Board, including all the Independent Trustees, considered the renewal of the Management Agreement pursuant to a process that concluded at the Board’s February 15, 2007 meeting, following an extensive process. In preparation for the review process, the Independent Trustees met with independent legal counsel and discussed the type and nature of information to be requested and directed independent legal counsel to send a formal request for information to Fund management. The Advisor provided extensive information in response to the request. After reviewing the information received, the Independent Trustees requested supplemental information that was provided by the Advisor. Among other information, the Independent Trustees considered: (i) materials describing the nature, quality and extent of services provided by the Advisor; (ii) information comparing the performance of each Portfolio to other mutual funds and relevant indices; (iii) information comparing the advisory fees and expense ratios of each Portfolio to other mutual funds; (iv) information comparing advisory fees of each Portfolio to fees charged by the Advisor to other funds and its similar client accounts; (v) the estimated costs of services provided and estimated profits realized by the Advisor for both the Fund as a whole and each Portfolio individually; (vi) information about potential economies of scale; and (vii) information describing other benefits to the Advisor resulting from its relationship with the Portfolios. The Independent Trustees reviewed comparative performance of peer groups of funds selected by Lipper, comparative advisory fees and expense ratios of peer groups of funds selected by Lipper and the average performance of an applicable Morningstar style category. The Independent Trustees also received a memorandum from independent legal counsel advising them of their duties and responsibilities in connection with the review of the Management Agreement.

On February 12, 14 and 15, 2007, the Independent Trustees met independently of Fund management and of the interested Trustees, to review and discuss with independent legal counsel the information provided by the Advisor, Lipper and independent legal counsel. The Independent Trustees noted that in evaluating the Management Agreement, they were taking into account their accumulated experience as Trustees in working with the Advisor on matters relating to the Portfolios. Based upon their review, the Independent Trustees concluded on February 15, 2007 that it was in the best interest of each Portfolio to renew the Management Agreement and recommended to the Board the renewal of the Management Agreement. At its meeting on February 15, 2007, the Board considered the recommendation of the Independent Trustees along with the other factors that the Board deemed relevant.

Nature, Quality and Extent of Services. In evaluating the nature, quality and extent of the services provided by the Advisor to the Portfolios, the Board noted that the Advisor is a quality firm with a reputation for integrity and honesty that employs high quality people and has a long association with the Portfolios, in each case other than the Growth Portfolio, since the inception of the Portfolios. The Trustees believe that a long-term relationship with a capable, conscientious advisor is in the best interests of shareholders and that shareholders have invested in the Portfolios knowing that the Advisor managed the Portfolios and knowing the investment advisory fee. The Board considered biographical information about each Portfolio’s portfolio manager(s), the administrative services performed by the Advisor, financial information regarding the Advisor,

118 Semi-Annual Report	June 30, 2007

brokerage allocation practices, soft dollars and execution, the compliance regime overseen by the Advisor, and the financial support the Advisor provides to certain Portfolios. The Board also noted that the Advisor voluntarily reduces the advisory fees of the Portfolios by an amount equal to the advisory fee charged by the Ready Reserves Portfolio on the cash of the Portfolios invested in the Ready Reserves Portfolio. Based upon all relevant factors, the Board concluded that the nature, quality and extent of the services provided by the Advisor to each Portfolio were satisfactory.

The Board reviewed information on the performance of each Portfolio for one, three, five and ten year periods (or since inception), as applicable, along with performance information of a relevant securities index or indexes and a peer universe of funds from the Lipper database. For all Portfolios (except the Ready Reserves Portfolio which does not have an applicable Morningstar category and the Mid Cap Growth Portfolio for which it was not provided due to its limited operating history), the Board also reviewed performance information provided by the Advisor of the average of the applicable Morningstar style category for the applicable periods. The performance information showed that the Growth Portfolio, the Tax-Managed Growth Portfolio, the Small Cap Growth Portfolio, the Mid Cap Growth Portfolio, the Emerging Markets Growth Portfolio, the Income Portfolio and the Ready Reserves Portfolio performed satisfactorily relative to their Lipper peer universe, Morningstar style category average and benchmark indexes over the applicable periods. The Value Discovery Portfolio performed satisfactorily relative to its Lipper peer universe and Morningstar style category for the one and ten year periods, but underperformed relative to its Lipper peer universe and Morningstar style category for the three and five year periods and to its benchmark indexes over the applicable periods. The International Growth Portfolio and the Small-Mid Cap Growth Portfolio performed satisfactorily relative to their Lipper peer universe and Morningstar style category average, but underperformed relative to their benchmark indexes over the applicable periods. The International Small Cap Growth Portfolio performed satisfactorily relative to its benchmark index, but underperformed relative to its Lipper peer universe and Morningstar style category average. The Board noted the limited operating history of the International Small Cap Growth Portfolio. The International Equity Portfolio underperformed relative to its Lipper peer universe, Morningstar style category and benchmark index over the applicable periods, but the Board noted the positive absolute performance of the Portfolio and its limited operating history. The Large Cap Growth Portfolio underperformed relative to its Lipper peer universe, Morningstar style category and benchmark index over the applicable periods, but the Board noted that the relative performance of the Portfolio compared to the peer funds had improved over the one year period. Based upon the review of the performance information, the Board concluded that the performance of each Portfolio was acceptable and supported continuation of the Management Agreement for each Portfolio.

Fees and Expenses. The Board reviewed each Portfolio’s advisory fee and expense ratio and reviewed information comparing the advisory fee and expense ratio to those of a Lipper peer group and a Lipper peer universe. The Lipper peer group for each Portfolio consists of a group of funds with a similar investment style and asset size as the Portfolio. The Lipper peer universe for each Portfolio includes all funds with a similar investment style regardless of asset size. The Board considered that the Advisor has proposed to limit total expenses, including waiving advisory fees, if necessary, for the Tax-Managed Growth Portfolio, the Large Cap Growth Portfolio, the Small Cap Growth Portfolio, the Mid Cap Growth Portfolio, the Small-Mid Cap Growth Portfolio, the International Growth Portfolio, the International Equity Portfolio, the International Small Cap Growth Portfolio, the Emerging Markets Growth Portfolio and the Value Discovery Portfolio. For each Portfolio, the Board also reviewed amounts paid to the Advisor by other registered funds, including other Portfolios in the Fund and funds for which the Advisor acts as a subadvisor and the Advisor’s fee schedule for separate accounts. With respect to sub-advised funds and separate accounts, the Board noted that (i) both the mix of services provided and the level of responsibility required under the Management Agreement were greater as compared to the Advisor’s obligations for sub-advised funds and separate accounts; and (ii) management’s representation that the management fees of separate accounts are less relevant to the Board’s consideration of the advisory fee because they reflect significantly different competitive forces than those in the mutual fund marketplace.

In considering the information, the Board noted that the advisory fees for the Growth Portfolio, the Tax-Managed Growth Portfolio, the Large Cap Growth Portfolio, the International Small Cap Growth Portfolio, the Emerging Markets Growth Portfolio, the Income Portfolio and the Ready Reserves Portfolio were below or within an acceptable range of the average of their peer group and median of their peer universe. The Board also noted that the advisory fees for the Mid Cap Growth Portfolio, the International Equity Portfolio and the Value Discovery Portfolio were below or within an acceptable range of the average of their peer group and median of their peer universe after giving effect to fee waivers. Finally, the Board noted that the advisory fees for the Small Cap Growth Portfolio, the Small-Mid Cap Growth Portfolio and the International Growth Portfolio were above the average of their peer group and median of their peer universe, but that such advisory fees were within an acceptable range of the peer group and peer universe and consistent with reasonable expectations in light of the nature, quality and extent of services provided by the Advisor. On the basis of the information provided, the Board concluded that each Portfolio’s advisory fee, coupled with any applicable existing or proposed advisory fee waiver and expense cap, was reasonable and appropriate in light of the nature, quality and extent of services provided by the Advisor.

June 30, 2007	William Blair Funds 119

Profitability. With respect to the profitability of the Management Agreement to the Advisor, the Board considered the overall fees paid under the Management Agreement, including the estimated costs of the services provided and profits realized by the Advisor from its relationship with the Fund as a whole and each Portfolio individually. The Board concluded that the estimated profits realized by the Advisor were not unreasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Portfolios grow and whether fee levels reflect these economies of scale for the benefit of investors. The Board noted the Advisor’s representation that certain Portfolio expenses are relatively fixed and unrelated to asset size and that the Advisor may enjoy some economies of scale as a Portfolio’s assets grow. The Board also noted the information provided by the Advisor that its costs rise when a Portfolio grows as a result of superior performance because of increased compensation to portfolio managers. In considering whether fee levels reflect economies of scale for the benefit of Portfolio investors, the Board reviewed each Portfolio’s asset size, breakpoints for those Portfolios with breakpoints in the advisory fee schedule, the Portfolio’s total and net expense ratios and the expense caps in place and/or proposed, and concluded that they reasonably reflect appropriate recognition of any economies of scale.

Other Benefits to the Advisor. The Board considered benefits derived by the Advisor from its relationship with the Portfolios, including soft dollars, which pertain primarily to the Portfolios investing in equity securities, and favorable media coverage. The Board concluded that, taking into account these benefits, each Portfolio’s advisory fee was reasonable.

Conclusion. Based upon all of the information considered and the conclusions reached, the Board determined that the terms of the Management Agreement continue to be fair and reasonable and that the continuation of the Management Agreement is in the best interests of each Portfolio.

Board Approval of the Bond Portfolio’s Management Agreement

During the six months ended June 30, 2007, the Board approved the Fund’s Management Agreement with the Advisor, on behalf of the Bond Portfolio of the Fund. The Management Agreement with respect to the Portfolio was approved by the Board of Trustees, including all of the trustees who are not parties to such agreement or interested persons of any such party, on February 15, 2007. The Board, including a majority of the Independent Trustees, determined that approval of the Management Agreement was in the best interests of the Portfolio. The Independent Trustees met separately from the “interested” trustees of the Fund and officers and employees of the Advisor to consider approval of the Management Agreement and were assisted by independent legal counsel in making their determination. The Board, including the Independent Trustees, did not identify any single factor or group of factors as all important or controlling and considered all factors together.

Nature, Quality and Extent of Services. In evaluating the nature, quality and extent of services expected to be provided by the Advisor to the Portfolio, the Board noted that the Advisor is a quality firm with a reputation for integrity and honesty that employs high quality people. The Board considered biographical information about the Portfolio’s portfolio managers, financial information regarding the Advisor, the compliance regime created by the Advisor and the proposed financial support of the Portfolio. The Board considered the Advisor’s past experience managing a core bond strategy and the Advisor’s experience in managing new funds. Based upon all relevant factors, the Board concluded that the nature, quality and extent of the services to be provided by the Advisor to the Portfolio are expected to be satisfactory.

The Board reviewed performance information on the Advisor’s Core Fixed Income composite and the Lehman Brothers U.S. Aggregate Index, the Portfolio’s benchmark (the “Benchmark”), for the one, three, five and ten year periods. The performance information indicated that the Core Fixed Income composite performed satisfactorily relative to the Benchmark for all periods.

Fees and Expenses. The Board reviewed the Portfolio’s proposed advisory fee and estimated expense ratio and reviewed information comparing the advisory fee and expense ratio to a Lipper peer group. The Lipper peer group for the Portfolio consists of a group of funds with a similar investment style as the Portfolio. The Board considered that the Advisor has proposed to cap total expenses, including waiving advisory fees, if necessary, for the Portfolio. The Board also reviewed the Advisor’s fee schedule for separate accounts. With respect to separate accounts, the Board noted that (i) both the mix of services provided and the level of responsibility required under the Management Agreement will be greater as compared to the Advisor’s obligations for separate accounts; and (ii) management’s representation that the management fees of separate accounts are less relevant to the Board’ consideration of the advisory fee because they reflect significantly different competitive forces from those in the mutual fund marketplace.

120 Semi-Annual Report	June 30, 2007

In considering the information, the Board noted that the proposed advisory fee for the Portfolio was below the median of the peer group. On the basis of the information provided, the Board concluded that the proposed advisory fee was reasonable and appropriate in light of the nature, quality and extent of services to be provided by the Advisor.

Profitability. With respect to the estimated profitability of the Management Agreement to the Advisor, the Board considered the overall fees expected to be paid under the Management Agreement, the expected size of the Portfolio and the Advisor’s expense limitation agreement. The Board concluded that the expected profits to be realized by the Advisor were not unreasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Portfolio grows and whether fee levels reflect these economies of scale. The Board considered whether the proposed advisory fee is reasonable in relation to the projected asset size of the Portfolio. In considering whether fee levels reflect economies of scale for the benefit of Portfolio investors, the Board reviewed the Portfolio’s advisory fee compared to peer funds, the Portfolio’s projected asset size, the Portfolio’s estimated expense ratio and the proposed expense cap, and concluded that the advisory fee was reasonable.

Other Benefits to the Advisor. The Board considered benefits to be derived by the Advisor from its relationship with the Portfolio. The Board concluded that, after taking into account these benefits, the proposed advisory fee was reasonable.

Conclusion. Based upon all of the information considered and the conclusions reached, the Board, determined that the terms of the Management Agreement are fair and reasonable and that the approval of the Management Agreement is in the best interests of the Portfolio.

June 30, 2007	William Blair Funds 121

(unaudited)

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling 1-800-635-2886 (in Massachusetts 1-800-635-2840), at www.williamblairfunds.com and on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended March 31 and September 30) on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s Forms N-Q are also available on the Fund’s website at www.williamblairfunds.com.

122 Semi-Annual Report	June 30, 2007

Useful Information About Your Report (unaudited)

Please refer to this information when reviewing the Expense Example for each Portfolio.

Expense Example

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs such as redemption fees and (2) ongoing costs, including management fees, distribution (12b-1) fees (for Class N shares except for Ready Reserves Portfolio), service fees (for Class N shares of Ready Reserves Portfolio), shareholder administration fees (for Class N and Class I shares of the International Small Cap Growth Portfolio, the Emerging Markets Growth Portfolio and the Bond Portfolio) and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare the Portfolio’s 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from January 1, 2007 to June 30, 2007.

Actual Expenses

In each example, the first line for each share class in the table provides information about the actual account values and actual expenses. These expenses reflect the effect of any expense cap applicable to the share class during the period. Without this expense cap, the costs shown in the table would have been higher. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

In each example, the second line for each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses. This is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in both examples are meant to highlight your ongoing costs only and do not reflect any transactional costs or account type fees, such as redemption fees and IRA Fiduciary Administration fees, respectively. These fees are fully described in the prospectus. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs or account fees were included, your costs would have been higher.

June 30, 2007	William Blair Funds 123

Fund Expenses (unaudited)

The examples below show you the ongoing costs (in dollars) of investing in your fund and allows you to compare these costs with those of other mutual funds. Please refer to the previous page for a detailed explanation of the information presented on this chart.

	Beginning Account Value 1/1/2007	Ending Account Value 6/30/2007	Expenses Paid during Period(a)	Annualized Expense Ratio
Growth Fund
Class N—actual return	$1,000.00	$1,078.80	$6.24	1.21%
Class N—hypothetical 5% return	1,000.00	1,018.79	6.06	1.21
Class I—actual return	1,000.00	1,081.50	4.49	0.87
Class I—hypothetical 5% return	1,000.00	1,020.48	4.36	0.87
Tax-Managed Growth Fund
Class N—actual return	1,000.00	1,074.00	7.05	1.37
Class N—hypothetical 5% return	1,000.00	1,018.00	6.85	1.37
Class I—actual return	1,000.00	1,075.30	5.76	1.12
Class I—hypothetical 5% return	1,000.00	1,019.34	5.61	1.12
Large Cap Growth Fund
Class N—actual return	1,000.00	1,058.10	6.28	1.23
Class N—hypothetical 5% return	1,000.00	1,018.60	6.16	1.23
Class I—actual return	1,000.00	1,057.20	5.05	0.99
Class I—hypothetical 5% return	1,000.00	1,019.89	4.96	0.99
Small Cap Growth Fund
Class N—actual return	1,000.00	1,089.70	7.72	1.49
Class N—hypothetical 5% return	1,000.00	1,017.41	7.45	1.49
Class I—actual return	1,000.00	1,091.40	6.22	1.20
Class I—hypothetical 5% return	1,000.00	1,018.84	6.01	1.20
Mid Cap Growth Fund
Class N—actual return	1,000.00	1,129.10	7.34	1.39
Class N—hypothetical 5% return	1,000.00	1,017.90	6.95	1.39
Class I—actual return	1,000.00	1,131.60	5.97	1.13
Class I—hypothetical 5% return	1,000.00	1,019.19	5.66	1.13
Small-Mid Cap Growth Fund
Class N—actual return	1,000.00	1,132.70	7.19	1.36
Class N—hypothetical 5% return	1,000.00	1,018.05	6.80	1.36
Class I—actual return	1,000.00	1,134.00	5.87	1.11
Class I—hypothetical 5% return	1,000.00	1,019.29	5.56	1.11
International Growth Fund
Class N—actual return	1,000.00	1,116.60	7.35	1.40
Class N—hypothetical 5% return	1,000.00	1,017.85	7.00	1.40
Class I—actual return	1,000.00	1,118.50	5.78	1.10
Class I—hypothetical 5% return	1,000.00	1,019.34	5.51	1.10
International Equity Fund
Class N—actual return	1,000.00	1,094.70	7.53	1.45
Class N—hypothetical 5% return	1,000.00	1,017.65	7.25	1.45
Class I—actual return	1,000.00	1,096.00	6.70	1.20
Class I—hypothetical 5% return	1,000.00	1,018.89	6.46	1.20
International Small Cap Growth Fund
Class N—actual return	1,000.00	1,143.60	8.56	1.61
Class N—hypothetical 5% return	1,000.00	1,016.81	8.05	1.61
Class I—actual return	1,000.00	1,144.70	6.91	1.30
Class I—hypothetical 5% return	1,000.00	1,018.35	6.51	1.30

124 Semi-Annual Report	June 30, 2007

	Beginning Account Value 1/1/2007	Ending Account Value 6/30/2007	Expenses Paid during Period(a)	Annualized Expense Ratio
Emerging Markets Growth Fund
Class N—actual return	1,000.00	1,165.30	8.86	1.65
Class N—hypothetical 5% return	1,000.00	1,016.61	8.25	1.65
Class I—actual return	1,000.00	1,167.40	7.52	1.40
Class I—hypothetical 5% return	1,000.00	1,017.85	7.00	1.40
Value Discovery Fund
Class N—actual return	1,000.00	1,064.50	6.86	1.34
Class N—hypothetical 5% return	1,000.00	1,018.15	6.71	1.34
Class I—actual return	1,000.00	1,065.40	5.58	1.09
Class I—hypothetical 5% return	1,000.00	1,019.39	5.46	1.09
Bond Fund
Class N—actual return (since inception period) (b)	1,000.00	988.50	1.08	0.65
Class N—hypothetical (6 month period)	1,000.00	1,021.57	3.26	0.65
Class I—actual return (since inception period) (b)	1,000.00	988.50	0.83	0.50
Class I—hypothetical (6 month period)	1,000.00	1,021.57	2.51	0.50
Income Fund
Class N—actual return	1,000.00	1,004.50	3.83	0.77
Class N—hypothetical 5% return	1,000.00	1,020.98	3.86	0.77
Class I—actual return	1,000.00	1,005.90	2.98	0.60
Class I—hypothetical 5% return	1,000.00	1,021.82	3.01	0.60
Ready Reserves Fund
Class N—actual return	1,000.00	1,023.70	3.16	0.63
Class N—hypothetical 5% return	1,000.00	1,021.67	3.16	0.63

(a)	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period 181, and divided by 365 (to reflect the one-half year period.)
(b)	For the period May 1, 2007 (Commencement of Operations) until June 30, 2007.

June 30, 2007	William Blair Funds 125

BOARD OF TRUSTEES

Frederick Conrad Fischer, Chairman

Principal, William Blair & Company, L.L.C.

Ann P. McDermott

Director and Trustee

Profit and not-for-profit organizations

Phillip O. Peterson

Retired Partner, KPMG LLP

Donald J. Reaves

Vice President for Administration and Chief Financial Officer, University of Chicago

Donald L. Seeley

Adjunct Lecturer and Director, University of Arizona Department of Finance

Michelle R. Seitz

Principal, William Blair & Company, L.L.C.,

Thomas J. Skelly

Director and Investment Committee Chairman, U.S. Accenture Foundation Inc.

Robert E. Wood II

Retired Executive Vice President, Morgan Stanley Dean Witter

Officers

Marco Hanig, Senior Vice President

Karl W. Brewer, Senior Vice President

Harvey H. Bundy III, Senior Vice President

Mark A. Fuller, III, Senior Vice President
James S. Golan, Senior Vice President

W. George Greig, Senior Vice President

Michael A. Jancosek, Senior Vice President

John F. Jostrand, Senior Vice President

James S. Kaplan, Senior Vice President

Robert C. Lanphier, IV, Senior Vice President

Todd M. McClone, Senior Vice President

David S. Mitchell, Senior Vice President

Gregory J. Pusinelli, Senior Vice President

David P. Ricci, Senior Vice President

Jeffrey A. Urbina, Senior Vice President

Christopher T. Vincent, Senior Vice President

Colin J. Williams, Senior Vice President

Richard W. Smirl, Chief Compliance Officer

Benjamin J. Armstrong, Vice President

David C. Fording, Vice President

Chad M. Kilmer, Vice President

Mark T. Leslie, Vice President

Terence M. Sullivan, Vice President and Treasurer

Colette M. Garavalia, Secretary

Investment Advisor

William Blair & Company, L.L.C.

Independent Registered Public Accounting Firm

Ernst & Young LLP

Legal Counsel

Vedder, Price, Kaufman & Kammholz, P.C.

Transfer Agent

State Street Bank and Trust Company

P.O. Box 8506

Boston, MA 02266-8506

For customer assistance, call 1-800-635-2886

(Massachusetts 1-800-635-2840)

126 Semi-Annual Report	June 30, 2007

# WILLIAM BLAIR FUNDS

**GROWTH FUNDS**

**OTHER FUNDS**

222 West Adams Street ■ Chicago, Illinois 60606 ■ 800.742.7272 ■ www.williamblairfunds.com
William Blair & Company, L.L.C., Distributors

WILLIAM BLAIR FUNDS

INSTITUTIONAL FUNDS

SEMI-ANNUAL REPORT

JUNE 30 , 2007

This report is submitted for the general information of the shareholders of the William Blair Funds. It is not authorized for distribution to prospective investors unless accompanied or preceded by a prospectus of the William Blair Funds. Please consider the Funds’ investment objectives, risks, charges, and expenses before investing. This and other information is contained in the Funds’ prospectus, which you may obtain by calling 1-800-742-7272. Read it carefully before you invest or send money. William Blair & Company, LLC., distributor.

June 30, 2007	William Blair Funds 1

International Markets Overview

Powerful economic momentum continues to be the driving force behind positive global equity returns. Of the 42 countries whose growth is tracked by the Economist, over two thirds are currently reporting real growth above 3%; the median growth rate for emerging market economies is 6.1%. Among G7 economies, only the US is below its trend rate of growth, held back by the ongoing housing slowdown.

Listed companies outside the US, as represented by the MSCI All Country World ex US Index, have shown remarkable profit gains over the last five years, with 14% annual growth leading to a historically high return on equity of 20%. Strong underlying growth combined with improving productivity and balance sheet management have produced exceptional cash flow and value creation. In turn, with capital costs and inflation subdued, the environment for equity returns overall, and for buyouts and M&A activity in particular, has been consistently strong.

Capital flows to both bonds and equities have followed these growth trends, especially in emerging markets. Corporate bonds and emerging market sovereign debt have strengthened, while historically volatile equity subclasses (small cap and emerging markets) have outperformed.

Since the global recovery began in 2003, there have been three ‘hypotheticals’ that have acted as braking mechanisms on equity returns: concern that a US-led slowdown would stall global growth; concern that commodity price increases and high utilization rates might spill over into wage and price inflation; and worries that either lower growth or higher interest rates could destabilize credit and liquidity and cause a financial accident.

Most recently, in the second quarter, both inflation and financial risk have been in the headlines. In May, US and European rates rose significantly on fears of an inflation/tightening cycle, and in June, the Bear Stearns hedge fund dislocations gave rise to speculation that mortgage-related derivatives might carry the seeds of systemic financial risk.

The market corrections associated with these events seem to have been orderly adjustments to relatively cautious changes in consensus expectations. Risk-awareness seems relatively close to the surface among market participants; there are few if any signs of any kind of asset bubble, in spite of widespread efforts to identify one (or more).

Outlook

For the present, the global economy and financial markets continue to function in relatively stable equilibrium. Anomalies like isolated property booms, errant exchange rates, hedge fund stresses, and weakness in the US mortgage market are relatively minor in the context of a global economy adding nearly $2 trillion a year in output. Global saving seems to be funding a level of real investment activity adequate to sustain non-inflationary growth; consumption growth is reasonably well-balanced across income strata and regions; and capital market activity is well within rational valuation parameters.

Risks and challenges to the sustainability of growth have historically increased with the age of the economic cycle, and the potential for imbalances continues to exist. The conventional end-of-cycle overheating scenario probably remains the key risk to monitor (along with rising tensions in the Middle East), but a more stable phase of expansion may continue to provide a relatively benign market environment for some time to come.

2 Semi-Annual Report	June 30, 2007

W. George Greig

INSTITUTIONAL INTERNATIONAL GROWTH FUND

The Institutional International Growth Fund invests primarily in common stocks of foreign growth companies of all sizes.

AN OVERVIEW FROM THE PORTFOLIO MANAGER

See page 2 for the International Markets Overview.

How did the Fund perform over the first half of the year? How did the Fund’s performance compare to its benchmark?

The Institutional International Growth Fund posted an 11.86% gain for the six months ended June 30, 2007. By comparison, the Fund’s benchmark, the Morgan Stanley Capital International (MSCI) All Country World (ACWI) ex-US Index, rose 12.58%.

What were the most significant factors impacting international markets during the first six months of the year?

Non-US markets were strong during the first half of 2007, buoyed by strong results in emerging markets, Canada, Europe and the Pacific Rim. However, the first six months were punctuated by periods of volatility as investors were concerned in the first quarter about the US subprime mortgage market resulting in slowing US consumer demand and its impact on global growth. In the second quarter, investors became concerned about the prospects of a protracted global increasing interest rate environment as the US economy appeared to accelerate and demand for industrial and consumer goods and services remained strong globally. In addition, worries about the impact of US subprime mortgages on the financial industry, including hedge funds, caused apprehension regarding overall financial system risk. Despite these fears, the market returned 12.58% through June 30, as measured by the MSCI ACWI ex-US Index, with most of the performance coming during the second quarter. Emerging markets outpaced their developed counterparts, returning 17.75%, as compared to the MSCI Europe, Australia, and Far East (EAFE) Index, which rose 11.09% in US dollar terms. Materials, Industrials and Energy were the strongest sectors year to date, while Financials and Health Care lagged.

What factors were behind the Fund’s performance versus the benchmark?

Within this environment, the Fund trailed the benchmark during the second quarter, and therefore year to date. The primary detractor to relative results was the Fund’s overall sector positioning during the second quarter despite strong stock selection across most sectors, as it was underweighted in Materials and Energy and overweighted in the Consumer sectors, which lagged. In addition, Materials and Industrials stock selection, while strong on an absolute basis, trailed comparable Index results. Within Materials, there were several Japanese and UK stocks that dragged on results, while relative Industrials performance was hampered by airline-related companies, coupled with underperformance in Japan. While stock selection was strong across most sectors during the first half of the year, the most significant value added was in Health Care, Energy, and Telecommunication Services. Within Health Care, the focus on diagnostics and medical technology at the expense of pharmaceuticals added value, while energy stock selection benefited from the focus on energy services, engineering, and high production growth exploration and production companies. Telecommunication Services stock selection was bolstered by alternative cable providers in Europe, coupled with emerging markets mobile phone companies, which benefited from strong subscriber growth during the period. The Fund’s higher weightings in Industrials added value, as did its underweighting in the underperforming Financials sector. Stock selection was strong across most regions, with the most significant

June 30, 2007	William Blair Funds 3

value added in Pacific ex-Japan, particularly in Australia and Singapore. At the margin, regional positioning also added value during the period.

How is the Fund positioned?

As of June 30, the Fund was overweighted in Pacific ex-Japan, emerging Asia and Latin America versus the Index, and significantly underweighted in Japan. These weightings were largely the result of relative growth opportunities available in these markets. The Fund maintained its focus on the Consumer area, particularly in European Consumer Staples and emerging markets Consumer Discretionary and Staples companies. In addition, Industrials remained a significant percentage of the Fund, with a concentration on companies exposed to the aircraft, commodity, and energy complexes, coupled with those exposed to additional infrastructure spend globally. Financials, although underweighted versus the Index, was the largest sector at approximately 26% of the Fund, and was focused in companies exposed to capital markets, real estate, and securities exchanges. While the weighting in Materials and Telecommunication Services remained underweighted versus the benchmark, these weightings increased as additional names were added in these sectors during the quarter.

4 Semi-Annual Report	June 30, 2007

Institutional International Growth Fund

Performance Highlights (unaudited)

Average Annual Total Return at 6/30/2007

	Year to Date	1 Year	3 Year	Since Inception(a)
Institutional International Growth Fund	11.86%	30.26%	24.81%	22.55%
MSCI All Country World Ex-US Index	12.58	30.15	25.03	23.62
(a)	For the period from July 26, 2002 (Commencement of Operations) to June 30, 2007.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) All Country World ex-US Index is an unmanaged index that includes developed and emerging markets and reduced Japanese portion, making it more comparable to the Institutional International Growth Fund in terms of investment approach.

This report identifies the Fund’s investments on June 30, 2007. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total investment portfolio.

June 30, 2007	William Blair Funds 5

Institutional International Growth Fund

Portfolio of Investments, June 30, 2007 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks—Europe—33.5%
Austria—1.5%
Erste Bank (Commercial banks)	138,404	$10,787
Raiffeisen Interantional Bank (Commercial banks)	139,900	22,097

		32,884

Belgium—1.4%
InBev NV (Beverages)	366,000	28,989

Finland—0.5%
Nokian Renkaat OYJ (Auto components)	318,200	11,148

France—11.0%
April Group S.A. (Insurance)	56,300	2,958
AXA (Insurance)	797,900	34,298
Capgemini S.A. (IT services)	232,600	17,005
EDF Energies Nouvelles S.A. (Electric utilities)	140,100	9,171
Essilor International (Health care equipment & supplies)	141,300	16,830
Eurazeo (Diversified financial services)	101,741	14,702
Group Danone (Food products)	363,100	29,326
Iliad S.A. (Internet software & services)	78,800	7,937
Klepierre (Real estate investment trusts)	40,270	6,819
L’Oreal S.A. (Personal products)	260,500	30,791
LVMH Moet Hennessey Louis Vuitton SA (Textiles,apparel & luxury goods)	218,100	25,096
*Orpea (Health care providers & services)	54,533	5,731
*Seloger.com (Media)	81,200	4,508
Veolia Environnement (Multi-utilities)	397,125	31,191

		236,363

Germany—1.6%
*Colonia Real Estate AG (Real estate management & development)	68,200	2,863
CTS Eventim AG (Media)	72,700	3,583
*Q-Cells AG (Electrical equipment)	149,120	12,863
Solarworld AG (Electrical equipment)	192,800	8,900
*Wire Card AG (Commercial services & supplies)	467,200	6,284

		34,493

Greece—1.8%
Coca-Cola Hellenic Bottling S.A. (Beverages)	255,000	11,734
EFG Eurobank (Commercial banks)	243,912	7,947
Jumbo S.A. (Leisure equipment & products)	182,100	6,297
National Bank of Greece (Commercial banks)	222,426	12,665

		38,643

Ireland—1.7%
Anglo Irish Bank plc (Commercial banks)	918,600	18,853
Kingspan Group plc (Building products)	453,300	12,714
United Drug plc (Health care providers & services)	727,300	3,979

		35,546

Italy—3.0%
Azimut Holding SpA (Capital markets)	424,100	7,242
Credito Emiliano SpA (Commercial banks)	394,600	5,591
Luxottica Group SpA (Textiles, apparel & luxury goods)	306,900	11,922

Issuer	Shares	Value

Common Stocks—Europe—33.5%—(continued)
Italy (continued)
Saipem SpA (Energy equipment & services)	984,200	$33,581
Tod’s SpA ( Textiles,apparel & luxury goods)	70,900	6,327

		64,663

Netherlands—1.2%
*Qiagen NV (Life science tools & services)	351,600	6,317
Royal Numico NV (Food products)	256,600	13,334
*Tomtom NV (Software)	125,500	6,400

		26,051

Norway—0.9%
Acergy S.A. (Energy equipment & services)	530,500	11,943
*Electromagnetic GeoServices AS (Energy equipment & services)	309,500	6,246

		18,189

Spain—1.7%
Grifols S.A. (Biotechnology)	617,500	13,378
Industria De Textile (Specialty retail)	252,900	14,885
Tecnicas Reunidas S.A. (Construction & engineering)	122,500	8,234

		36,497

Sweden—1.0%
Ericsson (LM) (Communications equipment)	3,479,000	13,877
Hemtex AB (Specialty retail)	95,900	1,837
Nobia AB (Specialty retail)	510,350	6,356

		22,070

Switzerland—6.2%
ABB Ltd. (Electrical equipment)	1,679,600	37,871
*Barry Callebaut AG (Food products)	10,600	8,024
EFG International (Capital markets)	236,700	10,884
Geberit AG (Building products)	59,100	10,070
Kuehne & Nagel International AG (Marine)	199,700	18,393
Nobel Biocare Holdings AG (Health care equipment & supplies)	33,250	10,854
Partners Group Global Opporunites, Ltd. (Capital markets)	63,850	8,568
Roche Holdings AG (Pharmaceuticals)	127,200	22,538
SGS S.A. (Commercial services & supplies)	5,368	6,347

		133,549

United Kingdom—17.8%
Amlin plc (Insurance)	1,443,900	8,095
Ashmore Group plc (Capital markets)	726,700	3,916
*Autonomy Corporation plc (Software)	646,300	9,270
BG Group plc (Oil, gas & consumable fuels)	1,847,720	30,289
*Blinkx plc (Internet software & services)	1,148,700	1,003
*BlueBay Asset Management plc (Capital markets)	512,000	5,060
*Cairn Energy plc (Oil, gas & consumable fuels)	254,437	8,968
Capita Group plc (Commercial services & supplies)	1,670,200	24,246
Carphone Warehouse Group plc (Specialty retail)	1,313,200	8,632
Carter & Carter Group plc (Commercial services & supplies)	150,500	1,447
Detica Group plc (IT services)	624,600	4,810

See accompanying Notes to Financial Statements.

6 Semi-Annual Report	June 30, 2007

Institutional International Growth Fund

Portfolio of Investments, June 30, 2007 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks—United Kingdom—17.8%—(continued)
Domino’s Pizza UK & IRL plc (Hotels, restaurants, & leisure)	865,880	$4,811
HBOS plc (Commercial banks)	942,500	18,538
Homeserve plc (Commercial services & supplies)	207,500	7,441
Man Group plc (Capital markets)	2,071,000	25,191
Michael Page International (Commercial services & supplies)	1,367,600	14,368
Northern Rock plc (Thrifts & mortgage finance)	139,200	2,409
Reckitt Benckiser plc (Household products)	718,250	39,321
Restaurant Group plc (Hotels, restaurants, & leisure)	674,200	4,447
Rightmove plc (Media)	465,600	5,838
*Rolls-Royce Group plc (Aerospace & defense)	155,317,120	312
*Rolls-Royce Group plc, Class “B” (Aerospace & defense)	2,679,000	28,846
Rotork plc (Electronic equipment & instruments)	472,700	8,636
RPS Group plc (Commercial services & supplies)	1,057,800	7,422
Serco Group (Commercial services & supplies)	1,449,100	13,063
Tesco plc (Food & staples retailing)	4,795,700	40,124
Tullow Oil plc (Oil, gas & consumable fuels)	832,680	8,129
Ultra Electronic Holdings plc (Aerospace & defense)	256,000	5,536
Victrex plc (Chemicals)	168,100	2,403
VT Group plc (Aerospace & defense)	740,400	8,707
Xstrata plc (Metals & mining)	496,800	29,576

		380,854

Emerging Asia—10.9%
China—3.8%
*Belle International Holdings Limited (Specialty retail)	7,277,000	8,032
China Infrastructure Machinery Holdings, Ltd. (Machinery)	2,942,000	6,433
China Mengniu Dairy Co. (Food products)	2,576,000	8,888
China Oilfield Services Limited (Energy equipment & services)	3,546,000	3,579
China Vanke Company Ltd. (Real estate management & development)	5,582,550	11,555
*Focus Media Holding Ltd.—ADR (Media)	108,100	5,459
*Foxconn International (Communications equipment)	3,470,800	9,944
Fu Ji Food & Catering (Hotels, restaurants & leisure)	1,852,000	6,376
Hopson Development Holdings Ltd. (Real estate management & development)	562,200	1,581
Lee and Man Paper Manufacturing Ltd. (Containers & packaging)	1,942,000	5,377
Li Ning Co. Ltd. (Leisure equipment & products)	2,772,000	6,722
Parkson Retail Group Ltd. (Multiline retail)	947,500	6,071
Wumart Stores, Inc., Class “H” (Food & staples retailing)**	4,200,000	1,343

		81,360

Issuer	Shares	Value

Common Stocks—Emerging Asia—10.9%—(continued)
India—2.5%
Bharat Heavy Electricals Ltd. (Electrical equipment)	144,800	$5,477
*Bharti Airtel Ltd. (Wireless telecommunication services)	530,500	10,904
Dabur India Ltd. (Personal products)	2,369,750	5,988
Financial Technologies (India) LTD (Software)	118,700	8,802
Housing Development Finance Corp. (Thrifts & mortgage finance)	108,900	5,437
Infosys Technologies, Ltd. (IT services)	214,556	10,154
Unitech Limited (Construction & engineering)	470,300	5,817

		52,579

Indonesia—0.9%
PT Bank Rakyat Indonesia (Commercial banks)	10,548,500	6,718
PT Telekomunikasi Tbk (Diversified telecommunication services)	11,576,100	12,558

		19,276

Malaysia—1.0%
Bumiputra Commerce Holdings Bhd (Commercial banks)	4,293,400	14,548
Kuala Lumpur Kepong Bhd (Food products)	1,370,500	5,126
Zelan Bhd (Construction & engineering)	743,800	2,592

		22,266

South Korea—0.8%
*NHN Corp. (Internet software & services)	95,420	17,369

Taiwan—1.9%
Himax Technologies, Inc.—ADR (Semiconductors & semiconductor equipment)†	289,000	1,667
Hon Hai Precision Industry (Electronic equipment & instrument)	2,539,506	21,935
Mediatek Inc. (Semiconductors & semiconductor equipment)	1,031,120	16,043

		39,645

Asia—10.3%
Australia—5.3%
Allco Finance Group, Limited (Capital markets)	803,472	7,231
Macquarie Bank, Ltd. (Capital markets)	565,300	40,603
Seek Ltd. (Commercial services & supplies)	1,226,300	7,656
United Group Ltd. (Construction & engineering)	569,300	8,023
Woolworths Limited (Food & staples retailing)	1,533,600	35,047
WorleyParsons, Ltd. (Energy equipment & services)	502,333	14,450

		113,010

Hong Kong—1.6%
Esprit Holdings Ltd. (Specialty retail)	1,815,900	23,072
Li & Fung Ltd. (Distributors)	3,383,800	12,180

		35,252

See accompanying Notes to Financial Statements.

June 30, 2007	William Blair Funds 7

Institutional International Growth Fund

Portfolio of Investments, June 30, 2007 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks—Asia—10.3%—(continued)
Singapore—3.4%
Capitaland, Ltd. (Real estate management & development)	8,023,800	$42,511
Olam International, Ltd. (Food & staples retailing)	3,323,000	6,703
Osim International Ltd. (Specialty retail)	2,986,540	1,389
Raffles Education Corp. (Diversified consumer services)	3,438,000	5,126
Singapore Exchange, Ltd. (Diversified financial services)	2,703,000	17,342

		73,071

Japan—9.6%
Aeon Mall Co., Ltd. (Real estate management & development)	298,600	9,181
DeNA Co., Ltd. (Internet & catalog retail)	1,478	5,125
Denso Corporation (Auto components)	442,800	17,318
En-Japan Inc. (Commercial services & supplies)	1,348	5,023
*Fujimi, Inc. (Chemicals)	120,500	3,169
Fukuoka Financial Group, Inc. (Commercial banks)	2,158,000	14,267
Honeys Company, Ltd. (Specialty retail)	102,440	4,131
*Jupiter Telecommunications Co., Ltd. (Media)	14,015	11,579
*K.K. DaVinci Advisors (Real estate management & development)	5,320	4,644
Kenedix, Inc. (Real estate management & development)	1,754	3,264
Komatsu Ltd. (Machinery)	674,700	19,555
Miraial Company, Ltd. (Semiconductors & semiconductor equipment)	25,500	3,524
Nakanishi Inc. (Health care equipment & supplies)	30,100	3,764
Nintendo Co., Ltd. (Software)	68,900	25,138
Nitori Company Ltd. (Specialty retail)	118,780	5,930
Orix Corporation (Consumer finance)	122,800	32,368
Park 24 Co., Ltd. (Commercial services & supplies)	284,600	2,857
Suruga Bank (Commercial banks)	1,210,000	15,249
Yamada Denki Company (Specialty retail)	157,600	16,459
Zensho Company, Ltd. (Hotels, restaurants, & leisure)	334,100	3,176

		205,721

Emerging Latin America—6.9%
Brazil—3.3%
*Anhanguera Eduacional Participacoes S.A. (Diversified consumer services)	383,200	5,364
*BR Malls Participacoes S.A. (Real estate management & development)	583,200	7,588
Companhia Vale do Rio Doce.—ADR (Metals & mining)	577,600	25,732
Cyrela Brazil Realty S.A. (Household durables)	430,900	5,348
Iguatemi Empresa de Shopping Centers S.A. (Commercial services & supplies)	245,400	4,430
Localiza Rent a Car S.A. (Road & rail)	425,300	4,797
Lojas Renner S.A. (Multiline retail)	333,000	6,180
Submarino S.A. (Internet & catalog retail)	183,700	7,642
Totvs S.A. (Software)	102,200	3,327

		70,408

Issuer	Shares	Value

Common Stocks—Emerging Latin America—6.9%—(continued)
Chile—0.5%
*Cencosud S.A.—ADR 144A (Specialty retail)	182,300	$11,343

Mexico —2.7%
America Movil S.A. (Wireless telecommunication services)	6,249,100	19,296
*Banco Compartamos S.A. de C.V. (Commercial banks)	654,600	4,090
*Desarrolladora Homex S.A.—ADR (Household durables)	94,900	5,750
Grupo Aeropuertario Del—ADR (Transportation infrastructure)	76,500	3,773
*Urbi Desarrollos Urbanos S.A. (Household durables)	2,479,000	11,416
Walmart de Mexico (Food & staples retailing)	3,758,200	14,263

		58,588

Panama—0.4%
Copa Holdings S.A., Class “A” (Airlines)†	110,800	7,450

Emerging Europe, Mid-East, Africa—4.7%
Czech Republic—0.2%
*Central European Media Enterprises Ltd. Class “A” (Media)†	52,500	5,123

Egypt—0.8%
Egyptian Financial Group—Hermes Holding SAE (Captial markets)	735,600	5,930
Orascom Construction Industries (Construction & engineering)	163,400	10,682

		16,612

Kazakhstan—0.5%
*Kazkommertsbank—GDR 144A (Commercial banks)	437,663	9,629

Russia—1.1%
*CTC Media, Inc. (Media)†	225,702	6,126
Sberbank—CLS (Commercial banks)	2,635	10,276
*X5 Retail Group N.V. (Food & staples retailing)	208,700	6,115

		22,517

South Africa—1.7%
MTN Group, Ltd. (Wireless telecommunication services)	1,025,500	13,939
Naspers Ltd. (Media)	260,500	6,693
The Spar Group Limited (Food & staples retailing)	576,200	4,311
Truworths International Ltd. (Specialty retail)	1,403,800	7,222
Wilson Bayly Holmes-Ovcon (Construction & engineering)	225,300	3,290

		35,455

United Arab Emirates—0.4%
Emaar Properties PJSC (Real estate management & development)	2,699,700	8,710

See accompanying Notes to Financial Statements.

8 Semi-Annual Report	June 30, 2007

Institutional International Growth Fund

Portfolio of Investments, June 30, 2007 (all dollar amounts in thousands) (unaudited)

Issuer	Shares or Principal Amount	Value

Canada—3.8%
Brookfield Asset Management, Inc. Class “A” (Real estate management & development)	453,700	$18,148
Canadian Western Bank (Commercial banks)	163,900	4,345
*Gildan Activewear, Inc. (Textiles, apparel & luxury goods)	233,400	7,969
Rogers Communications, Inc. Class “B” (Wireless telecommunication services)	734,200	31,305
Shoppers Drug Mart Corp. (Food & staples retailing)	415,600	19,249

		81,016

Total Common Stock—97.5% (cost $1,468,148)		2,086,339

Preferred Stock
Brazil—1.3%
Banco Itau Holding (Commercial banks)	251,300	11,158
*Banco Sofisa S.A. (Commercial banks)	538,500	3,964
Petroleo Brasileiro S.A. (Oil, gas & consumable fuels)	517,800	13,824

		28,946

Total Preferred Stock—1.3% (cost $15,216)		28,946

Investment in Affiliate
William Blair Ready Reserves Fund	53,271	53

Total Investment in Affiliate—0.0% (cost $53)		53

Short-Term Investments
American Express Demand Note, VRN 5.170% due 7/2/2007	$12,755,000	12,755
Prudential Funding Demand Note, VRN 5.305% due 7/2/2007	7,255,000	7,255

Total Short-term Investments—0.9% (cost $20,010)		20,010

Repurchase Agreement
Investors Bank & Trust Company, 4.500% dated 06/29/2007, due 07/02/2007, repurchase price $1,593, collateralized by SBA Pool # 506097	$1,592,034	1,592

Total Repurchase Agreement—0.1% (cost $1,592)		1,592

Total Investments—99.8% (cost $1,505,019)		2,136,940
Cash and other assets, less liabilities—0.2%		3,572

Net assets—100.0%		$2,140,512

*Non-income producing securities

ADR = American Depository Receipt

GDR = Global Depository Receipt

VRN = Variable Rate Note

† = U.S. listed foreign security

**Fair valued pursuant to Valuation Procedures adopted by the Board of Trustees. This holding represents 0.06% of the Fund’s net assets at June 30, 2007. This security was also deemed illiquid pursuant to Liquidity Procedures adopted by the Board of Trustees.

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange the Fund uses an independent pricing service on a daily basis to fair value price the securities pursuant to Valuation Procedures adopted by the Board of Trustees.

At June 30, 2007 the Fund’s Portfolio of Investments includes the following industry categories:

Financials	25.8%
Consumer Discretionary	15.8%
Consumer Staples	15.1%
Industrials	14.8%
Information Technology	8.2%
Energy	6.8%
Telecommunication Services	4.5%
Health Care	4.0%
Materials	3.1%
Utilities	1.9%

100.0%

At June 30, 2007 the Fund’s Portfolio of Investments includes the following currency categories:

Euro	25.7%
British Pound Sterling	18.0%
Japanese Yen	9.7%
Swiss Franc	6.3%
Australian Dollar	5.3%
Hong Kong Dollar	5.3%
United States Dollar	4.7%
Canadian Dollar	3.8%
Singapore Dollar	3.5%
Brazilian Real	3.5%
Indian Rupee	2.5%
Mexico Nuevo Peso	2.3%
Taiwan Dollar	1.8%
South African Rond	1.7%
Swedish Krona	1.1%
Malaysian Ringgit	1.1%
All other currencies	3.7%

100.0%

See accompanying Notes to Financial Statements.

June 30, 2007	William Blair Funds 9

W. George Greig

INSTITUTIONAL INTERNATIONAL EQUITY FUND

The Institutional International Equity Fund invests primarily in common stocks of companies included in the Morgan Stanley Capital International All Country World ex-U.S. Index.

AN OVERVIEW FROM THE PORTFOLIO MANAGER

See page 2 for the International Markets Overview.

How did the Fund perform over the first half of the year? How did the Fund’s performance compare to its benchmark?

The Institutional International Equity Fund posted a 9.81% increase for the six months ended June 30, 2007. By comparison, the Fund’s benchmark, the Morgan Stanley Capital International (MSCI) All Country World (ACWI) ex-US Index, rose 12.58%.

What were the most significant factors impacting international markets during the first six months of the year?

Non-US markets were strong during the first half of 2007, buoyed by strong results in emerging markets, Canada, Europe and the Pacific Rim. However, the first six months were punctuated by periods of volatility as investors were concerned in the first quarter about the US subprime mortgage market resulting in slowing US consumer demand and its impact on global growth. In the second quarter, investors became concerned about the prospects of a protracted global increasing interest rate environment as the US economy appeared to accelerate and demand for industrial and consumer goods and services remained strong globally. In addition, worries about the impact of US subprime mortgages on the financial industry, including hedge funds, caused apprehension regarding overall financial system risk. Despite these fears, the market returned 12.58% through June 30, as measured by the MSCI ACWI ex-US Index, with most of the performance coming during the second quarter. Emerging markets outpaced their developed counterparts, returning 17.75%, as measured by the MSCI Emerging Markets Index compared to the MSCI Europe, Asia and Far-East (EAFE) Index, which rose 11.09% in US dollar terms. Materials, Industrials and Energy were the strongest sectors year to date, while Financials and Health Care lagged.

What factors were behind the Fund’s performance versus the benchmark?

Within this environment, the Fund trailed the benchmark. The primary detractor to relative results was the Fund’s overall sector positioning during the second quarter despite strong stock selection across a number of sectors. The Fund underweighted in Materials and Energy which gained and overweighted in both the Consumer Discretionary and Consumer Staples sectors, which lagged. In addition, Materials and Consumer stock selection, while strong on an absolute basis, trailed comparable Index results. Within Materials, Japanese exposure dragged on results, as did the absence of exposure in Canada and Pacific ex-Japan. Within Consumer, Japanese Consumer Discretionary exposure and stock selection was a primary detractor, as was European stock selection in Consumer Discretionary. While stock selection was strong across a number of sectors during the first half of the year, the most significant value added was in Health Care, Energy, and Telecommunication Services. Within Health Care, the focus on diagnostics and medical technology at the expense of pharmaceuticals added value, while energy stock selection benefited from the focus on energy services and high production growth exploration and production companies. European alternative cable providers and emerging markets mobile phone companies, which have benefited from strong subscriber growth, augmented strong Telecommunication Services stock selection. The Fund’s higher weightings in Industrials added value, as did its underweighting in the underperforming Financials sector. At the margin, regional positioning also added value during the period.

10 Semi-Annual Report	June 30, 2007

How is the Fund positioned?

As of June 30, the Fund was overweighted in Pacific ex-Japan, emerging Asia and Latin America versus the Index, and significantly underweighted in Japan. These weightings were largely the result of relative growth opportunities available in these markets. The Fund maintained its focus on the Consumer area, particularly in European and Pacific ex-Japan Consumer Staples companies. In addition, Industrials increased to a larger overweighting in the Fund, with a concentration on companies exposed to the aircraft, commodity, and energy complexes, coupled with those exposed to additional infrastructure spending globally. Financials, although underweighted versus the Index, was the largest sector at approximately 26% of the Fund, and was focused in companies exposed to capital markets, real estate, and securities exchanges. While the weighting in Materials remained underweighted versus the benchmark, this allocation increased as additional names were added in these sectors during the quarter.

June 30, 2007	William Blair Funds 11

Institutional International Equity Fund

Performance Highlights (unaudited)

Average Annual Total Return at 6/30/2007

	Year to Date	1 Year	Since Inception(a)
Institutional International Equity Fund	9.81%	26.14%	19.72%
MSCI All Country World Ex-US Index	12.58	30.15	23.86
(a)	For the period from December 1, 2004 (Commencement of Operations) to June 30, 2007.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) All Country World Ex-US Index is an unmanaged index that includes developed and emerging markets and reduced Japanese portion, making it more comparable to the Institutional International Equity Fund in terms of investment approach.

This report identifies the Fund’s investments on June 30, 2007. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total investment portfolio.

12 Semi-Annual Report	June 30, 2007

Institutional International Equity Fund

Portfolio of Investments, June 30, 2007 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks—Europe—34.8%
Austria—0.7%
Raiffeisen International Bank (Commercial banks)	26,600	$4,201

Belguim—1.7%
InBev N.V. (Beverages)	126,700	10,035

France—9.8%
AXA (Insurance)	245,600	10,557
Essilor International (Health care equipment & supplies)	50,300	5,991
Eurazeo (Diversified financial services)	34,417	4,973
Iliad S.A. (Diversified telecommunication services)	33,000	3,324
L’Oreal S.A. (Personal products)	99,200	11,725
Schneider Electric SA (Electrical equipment)	85,400	11,965
Veolia Environnement (Multi-utilities)	143,300	11,255

		59,790

Germany—4.6%
DaimlerChrysler AG (Automobiles)	117,400	10,861
*Q-Cells AG (Electrical equipment)	24,000	2,070
Siemens AG (Industrial conglomerates)	104,100	14,980

		27,911

Greece—1.0%
National Bank of Greece (Commercial banks)	105,830	6,026

Ireland—1.0%
Anglo Irish Bank plc (Commercial banks)	303,100	6,221

Italy—1.9%
Saipem SpA (Energy equipment & services)	346,800	11,833

Netherlands—1.0%
Randstad N.V. (Commercial services & supplies)	75,700	5,992

Norway—0.5%
Acergy S.A. (Energy equipment & services)	130,300	2,933

Spain—1.4%
Industria De Textile (Specialty retail)	144,400	8,499

Switzerland—9.8%
ABB Ltd. (Electrical equipment)	723,900	16,322
EFG International (Capital markets)	82,300	3,784
Geberit AG (Building products)	17,100	2,914
Julius Baer Holding AG (Capital markets)	72,500	5,187
Kuehne & Nagel International AG (Marine)	57,400	5,287
Nestle S.A. (Food products)	24,930	9,473
Nobel Biocare Holding AG (Health care equipment & supplies)	9,750	3,183
Roche Holdings AG (Pharmaceuticals)	51,900	9,196
SGS S.A. (Commercial services & supplies)	3,716	4,394

		59,740

United Kingdom—16.9%
BG Group plc (Oil, gas & consumable fuels)	914,200	14,986
Capita Group plc (Commercial services & supplies)	486,100	7,057
Carphone Warehouse Group plc (Specialty retail)	399,800	2,628
HBOS plc (Commercial banks)	659,600	12,974
Man Group plc (Capital markets)	606,400	7,376
Reckitt Benckiser plc (Household products)	278,100	15,225

Issuer	Shares	Value

Common Stocks—United Kingdom—16.9%—(continued)
*Rolls-Royce Group plc (Aerospace & defense)	1,211,800	$13,048
*Rolls-Royce Group plc, Class “B” (Aerospace & defense)	78,593,920	158
Rotork plc (Electronic equipment & instruments)	114,200	2,086
Serco Groupm plc (Commercial services & supplies)	362,000	3,263
Tesco plc (Food & staples retailing)	1,820,600	15,232
Xstrata plc (Metal & mining)	140,500	8,364

		102,397

Japan—12.6%
Aeon Mall Co., Ltd. (Real Estate management & development)	131,300	4,037
FANUC Ltd. (Machinery)	89,000	9,186
*Fukuoka Financial Group, Inc. (Commercial banks)	1,094,000	7,233
Honeys Company, Ltd. (Specialty retail)	36,100	1,456
*Jupiter Telecommunications Co., Ltd. (Media)	4,631	3,826
*K.K. DaVinci Advisors (Real Estate management & development)	1,507	1,316
Komatsu Ltd. (Machinery)	263,900	7,649
NGK Insulators Ltd (Machinery)	316,000	7,761
Nintendo Co., Ltd. (Software)	30,000	10,945
Orix Corporation (Consumer finance)	51,050	13,456
Shin-Etsu Chemical Co., Ltd. (Chemicals)	84,300	6,019
Suruga Bank Ltd. (Commercial banks)	280,000	3,529

		76,413

Asia—11.3%
Australia—6.8%
Allco Finance Group Limited (Capital markets)	248,300	2,235
Macquarie Bank Ltd. (Capital markets)	181,000	13,000
QBE Insurance Group Limited (Insurance)	277,800	7,330
Toll Holdings Limited (Air Freight & logistics)	403,300	4,942
Woolworths Limited (Food & staples retailing)	519,000	11,861
WorleyParsons, Ltd. (Energy equipment & services)	62,300	1,792

		41,160

Hong Kong—2.2%
Esprit Holdings Ltd. (Specialty retail)	536,000	6,810
Li & Fung Ltd. (Distributors)	1,895,100	6,821

		13,631

Singapore—2.3%
Capitaland, Ltd. (Real estate management & development)	2,630,900	13,939

Emerging Asia—10.5%
China—2.3%
China Communications Construction Co. Ltd. (Construction & engineering)	2,212,000	3,964
China Merchants Bank Co. Ltd (Commercial banks)	1,432,000	4,361

See accompanying Notes to Financial Statements.

June 30, 2007	William Blair Funds 13

Institutional International Equity Fund

Portfolio of Investments, June 30, 2007 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks—Emerging Asia—10.5%—(continued)
China—(continued)
*Focus Media Holding Ltd.—ADR (Media)	74,300	$3,752
Hopson Development Holding Ltd. (Real estate management & development)	182,200	512
Nine Dragons Papers Hldgs Lt (Paper & forest product)	471,000	1,098
Shandong Weigao Gp Medical (Health care equipment & supplies)	43,800	99

		13,786

India—3.0%
*Bharti Airtel Limited (Wireless telecommunication services)	287,931	5,918
Infosys Technologies Ltd. (IT services)	126,700	5,996
Vedanta Resources Plc (Metals & mining)	201,900	6,508

		18,422

Indonesia—1.2%
PT Bank Rakyat Indonesia (Commercial banks)	4,598,500	2,929
PT Telekomunikasi Indonesia Tbk (Diversified telecommunication services)	3,990,000	4,328

		7,257

South Korea—0.6%
*NHN Corp (Internet software & services)	18,777	3,418

Malaysia—0.8%
Bumiputra Commerce Holdings Bhd (Commercial banks)	799,700	2,710
Kuala Lumpur Kepong Bhd (Food product)	534,100	1,998

		4,708

Taiwan—2.6%
Hon Hai Precision Industry Corp. (Electronic equipment & instruments)	983,880	8,498
Mediatek, Inc. (Semiconductors & semiconductor equipment)	290,000	4,512
Taiwan Semiconductor Manufacturing Co. Ltd. (Semiconductors & semiconductor equipment)	1,261,000	2,721

		15,731

Emerging Latin America—5.5%
Brazil—1.8%
Companhia Vale do Rio Doce.—ADR (Metals & mining)	249,200	11,102

Chile—0.6%
*Cencosud S.A.—ADR 144A (Specialty retail)	54,500	3,391

Mexico—3.1%
America Movil S.A. (Wireless telecommunications services)	3,496,500	10,797
Walmart de Mexico (Food & staples retailing)	2,174,400	8,252

		19,049

Issuer	Shares or Principal Amount	Value

Canada—3.6%
Brookfield Asset Management, Inc. Class “A” (Real estate management & development)	192,200	$7,688
Rogers Communications, Inc. Class “B” (Wireless telecommunication services)	209,900	8,950
Shoppers Drug Mart Corporation (Food & staples retailing)	117,900	5,461

		22,099

Emerging Europe, Mid-East, Africa—2.5%
Egypt—0.1%
Egyptian Financial Group—Hermes Holding (Capital markets)	51,894	418

South Africa—1.3%
MTN Group, Ltd. (Wireless telecommunication services)	376,000	5,111
Naspers Ltd. (Media)	115,290	2,962

		8,073

Russia—0.4%
*PIK Group (Real Estate management & development)**	95,400	2,385

United Arab Emirates—0.7%
Emaar Properties PJSC (Real estate management & development)	1,371,300	4,424

Total Common Stock—96.3% (cost $467,049)		584,984

Preferred Stocks
Brazil—0.7%
Petroleo Brasileiro S.A. (Oil, gas & consumable fuels)	157,400	4,202

Total Preferred Stocks—0.7% (cost $2,693)		4,202

Investment in Affiliate
William Blair Ready Reserves Fund	3,276,172	3,276

Total Investment in Affiliate—0.5% (cost $3,276)		3,276

Short-Term Investments
American Express Demand Note, VRN, 5.170%, due 7/02/07	$4,307,000	4,307
Prudential Funding Demand Note, VRN, 5.305%, due 7/02/07	4,241,000	4,241

Total Short-Term Investments—1.4% (cost $8,548)		8,548

Total Investments—98.9% (cost $481,566)		601,010
Cash and other assets, less liabilities—1.1%		6,435

Net assets—100.0%		$607,445

* Non-income producing securities

ADR = American Depository Receipt

VRN = Variable Rate Note

See accompanying Notes to Financial Statements.

14 Semi-Annual Report	June 30, 2007

Institutional International Equity Fund

Portfolio of Investments, June 30, 2007 (all dollar amounts in thousands) (unaudited)

** Fair value pursuant to Valuation Procedures adopted by the Board of Trustees. This holding represents 0.39% of the Fund’s net assets at June 30, 2007. This security was also deemed illiquid pursuant to Liquidity Procedures adopted by the Board of Trustees.

For securities, primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund uses an independent pricing service on a daily basis to fair value price the securities pursuant to Valuation Procedures adopted by the Board of Trustees.

At June 30, 2007 the Fund’s Portfolio of Investments includes the following industry categories:

Financials	26.0%
Industrials	20.2%
Consumer Staples	15.7%
Consumer Discretionary	8.1%
Telecommunication Services	6.5%
Information Technology	6.5%
Energy	6.4%
Materials	5.6%
Health Care	3.1%
Utilities	1.9%

100.0%

At June 30, 2007 the Fund’s Portfolio of Investments includes the following currency categories:

Euro	23.8%
British Pound Sterling	18.5%
Japanese Yen	13.0%
Swiss Franc	10.0%
Australian Dollar	7.0%
Hong Kong Dollar	4.0%
Canadian Dollar	3.8%
United States Dollar	3.5%
Mexico Nuevo Peso	3.2%
Taiwan Dollar	2.7%
Singapore Dollar	2.4%
Indian Rupee	2.0%
South African Rand	1.4%
Indonesian Rupiah	1.2%
Other Currencies	3.5%

100.0%

See accompanying Notes to Financial Statements.

June 30, 2007	William Blair Funds 15

Jeffery A. Urbina

INTERNATIONAL SMALL CAP GROWTH FUND

The International Small Cap Growth Fund primarily invests in a diversified portfolio of common stocks of small cap companies in developed and emerging markets.

AN OVERVIEW FROM THE PORTFOLIO MANAGER

See page 2 for the International Markets Overview.

How did the Fund perform over the first half of the year? How did the Fund’s performance compare to its benchmark?

The International Small Cap Growth Fund posted a 14.59% increase (Institutional Class) for the six months ended June 30, 2007. By comparison, the Fund’s benchmark, the Morgan Stanley Capital International (MSCI) World Small Cap ex-U.S. Index, gained 13.06%.

What were the most significant factors impacting international markets during the first six months of the year?

Non-US markets were strong during the first half of 2007, buoyed by strong results in emerging markets, Canada, Europe and the Pacific Rim. However, the first six months were punctuated by periods of volatility as investors were concerned in the first quarter about the US subprime mortgage market resulting in slowing US consumer demand and its impact on global growth. In the second quarter, investors became concerned about the prospects of a protracted global increasing interest rate environment as the US economy appeared to accelerate and demand for industrial and consumer goods and services remained strong globally. In addition, worries about the impact of US subprime mortgages on the financial industry, including hedge funds, caused apprehension regarding overall financial system risk. Despite these fears, the market returned 12.58% through June 30, as measured by the MSCI All Country World Index ex-US Index, with most of the performance coming during the second quarter. Emerging markets outpaced their developed counterparts, returning 17.75%, as compared to the MSCI Europe, Asia and Far East (EAFE) Index, which rose 11.09% in US dollar terms, while developed non-US small cap stocks were also strong, up 13.09%. Within small cap stocks, Pacific ex-Japan and Canada were the strongest regions, up 25% and 24%, respectively, year to date, while the UK (7%) and Japan (1%) trailed. Materials, Industrials and Energy were the strongest sectors year to date, while Financials and Health Care lagged.

What factors were behind the Fund’s performance versus the benchmark?

The Fund outpaced the benchmark year to date, with significant value derived from stock selection in a number of sectors, with most value added in Discretionary, Energy, Financials and Health Care. In particular, Consumer Discretionary names were strong on a relative basis in Japan and Emerging Markets, while Energy stock selection benefited from a focus on European and Australian energy services and engineering companies. Financials stock selection was aided by strong relative stock selection in Japan, Europe and Emerging Markets, with a focus on real estate, asset management, and capital markets stocks. The European weighting and stock selection in Health Care added value in that sector. Regionally, the Fund’s underweighting in Japan and overweighting in Europe ex-UK and emerging markets added value, as did stock selection across most regions. Somewhat mitigating these strong results was general sector positioning, underweighting in Canada, and Materials stock selection.

16 Semi-Annual Report	June 30, 2007

How is the Fund positioned?

As of period end, the portfolio was overweighted in Emerging Markets and Europe with corresponding underweightings in developed Asia. From a sector perspective, the portfolio remained focused in Consumer Discretionary, Financials and Industrials holdings, with corresponding underweightings in Information Technology (IT) and Materials. These weightings are largely the result of the team’s bottom up fundamental analysis, in addition to its strategic viewpoint.

June 30, 2007	William Blair Funds 17

International Small Cap Growth Fund

Performance Highlights (unaudited)

Average Annual Total Return at 6/30/2007

	Year to Date	1 Year	Since Inception(a)
International Small Cap Growth Fund Institutional Class	14.59%	27.32%	29.90%
MSCI WLD EX-US Small Cap Index	13.06	26.54	27.54
(a)	For the period from November 1, 2005 (Commencement of Operations) to June 30, 2007.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) World Ex-US Small Cap Index is an unmanaged index that is designed to measure equity performance of small cap stocks in developed and emerging markets.

This report identifies the Fund’s investments on June 30, 2007. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total investment portfolio.

18 Semi-Annual Report	June 30, 2007

International Small Cap Growth Fund

Portfolio of Investments, June 30, 2007 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks—Europe—44.2%
Finland—6.1%
Konecranes OYJ (Machinery)	83,100	$3,473
Nokian Renkaat OYJ (Auto Components)	213,000	7,462
Outotec OYJ (Construction & engineering)	83,500	4,583
Ramirent OYJ (Trading companies & distributors)	212,900	5,765

		21,283

France—5.5%
*Aufeminin.com SA (Media)	21,610	918
April Group S.A. (Insurance)	121,582	6,389
EDF Energies Nouvelles S.A. (Electric utilities)	60,100	3,934
*Orpea (Heath care providers & services)	37,363	3,927
*Seloger.com (Media)	73,900	4,103

		19,271

Germany—8.6%
*Colonia Real Estate AG (Real estate management & development)	89,960	3,776
CTS Eventim AG (Media)	88,800	4,376
MTU Aero Engines Holding AG (Aerospace & defense)	112,014	7,289
*Q-Cells AG (Electrical equipment)	74,280	6,408
Solarworld AG (Electrical equipment)	96,262	4,444
*Wire Card AG (Commercial services & supplies)	298,600	4,016

		30,309

Greece—2.1%
Jumbo S.A. (Leisure equipment & products)	216,700	7,494

Ireland—3.1%
Kingspan Group plc (Building products)	245,390	6,883
*Norkom Group plc (Software)	286,500	820
United Drug plc (Heath care providers & services)	610,780	3,341

		11,044

Italy—4.8%
Azimut Holdings SpA (Capital markets)	423,317	7,228
Credito Emiliano SpA (Commercial banks)	204,872	2,902
Tod’s SpA (Textiles, apparel & luxury goods)	35,600	3,177
Trevi Finanziaria SpA (Construction & engineering)	199,100	3,578

		16,885

Netherlands—1.3%
*Qiagen NV (Lifesciences tools & services)	258,073	4,637

Norway—2.9%
Acergy S.A. (Energy equipment & services)	319,800	7,200
*Electromagnetic GeoServices AS (Energy equipment & services)	154,200	3,112

		10,312

Spain—3.4%
Grifols S.A. (Biotechnology)	366,303	7,936
Tecnicas Reunidas S.A. (Construction & engineering)	56,800	3,818

		11,754

Issuer	Shares	Value

Common Stocks—Europe—44.2%—(continued)
Sweden—1.7%
Hemtex AB (Specialty retail)	71,900	$1,377
Nobia AB (Specialty retail)	357,700	4,455

		5,832

Switzerland—4.7%
*Barry Callebaut Ag (Food products)	8,530	6,457
Partners Group Global Opportunities, Ltd (Capital markets)	74,400	9,983

		16,440

United Kingdom—20.9%
Amlin plc (Insurance)	1,057,000	5,926
Ashmore Group plc (Capital markets)	579,800	3,124
*Autonomy Corporation plc (Software)	348,700	5,002
*Blinkx plc (Internet software & services)	1,876,700	1,639
*BlueBay Asset Management plc (Capital markets)	365,900	3,616
Carter & Carter Group plc (Commercial services & supplies)	126,600	1,217
*Ceres Power Holdings plc (Electrical equipment)	684,900	3,965
*Climate Exchange plc (Diversified financial services)	64,700	2,381
Detica Group plc (IT services)	451,500	3,477
Domino’s Pizza UK & IRL plc (Hotels, restaurants, & leisure)	687,780	3,821
Homeserve plc (Commercial services & supplies)	137,380	4,927
Mears Group plc (Construction & engineering)	449,300	2,926
Michael Page International (Commercial services & supplies)	301,970	3,172
Restaurant Group plc (Hotels, restaurants, & leisure)	221,500	1,461
Rightmove plc (Media)	250,400	3,140
Rotork plc (Electronic equipment & instruments)	185,550	3,390
RPS Group plc (Commercial services & supplies)	487,000	3,417
Serco Group plc (Commercial services & supplies)	758,440	6,837
Ultra Electronic Holdings plc (Aerospace & defense)	133,850	2,894
Victrex plc (Chemicals)	204,850	2,929
VT Group plc (Aerospace & defense)	329,150	3,871

		73,132

Japan—11.0%
Aeon Mall Co., Ltd. (Real estate management & development)	190,900	5,869
DeNA Co., Ltd. (Internet & catalog retail)	1,607	5,572
En-Japan Inc. (Commercial services & supplies)	611	2,277
Fujimi Inc (Chemicals)	111,200	2,924
Honeys Company, Ltd. (Specialty retail)	93,630	3,776
*K.K. DaVinci Advisors (Real estate management & development)	1,491	1,302
Kenedix, Inc. (Real estate management & development)	646	1,202

See accompanying Notes to Financial Statements.

June 30, 2007	William Blair Funds 19

International Small Cap Growth Fund

Portfolio of Investments, June 30, 2007 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks—Japan—11.0%—(continued)
Miraial Company, Ltd. (Semiconductors & semiconductor equipment)	28,700	$3,966
Nitori Company Ltd. (Specialty retail)	63,300	3,160
Park 24 Co., Ltd. (Commercial services & supplies)	194,600	1,954
Suruga Bank (Commercial banks)	296,000	3,730
Zensho Company, Ltd. (Hotels, restaurants, & leisure)	285,800	2,717

		38,449

Emerging Asia—8.2%
China—3.8%
*China High Speed Transmission (Independent power producers & energy traders)**	45,000	41
China Infrastructure Machinery Holdings, Ltd. (Machinery)	1,836,000	4,015
Ctrip.com International, Ltd.—ADR (Hotels, restaurants & leisure)	20,520	1,613
*Focus Media Holdings—ADR (Media)	33,200	1,677
Li Ning Co. Ltd. (Leisure equipment & products)	836,873	2,029
Ports Design Limited (Textiles, apparel & luxury goods)	604,500	1,700
Shandong Weigao GP (Health care equipment & supplies)	976,000	2,200

		13,275

India—2.6%
ABB Ltd. India (Electrical equipment)	78,500	2,110
Financial Technologies, Ltd. (Diversified financial services)	73,900	5,480
*Inox Leisure, Ltd. (Media)	436,579	1,439

		9,029

Malaysia—1.1%
Kuala Lumpur Kepong Berhad (Food products)	1,046,350	3,913

Philippines—0.2%
*Paxys Inc. (Commercial services & supplies)	1,455,100	779

South Korea—0.5%
Hana Tour Service Inc. (Hotels, restaurants & leisure)	17,400	1,693

Asia—6.1%
Australia—3.7%
Allco Finance Group, Limited (Capital markets)	323,265	2,909
Seek Limited (Commercial services & supplies)	802,680	5,011
United Group, Ltd. (Construction & engineering)	368,470	5,193

		13,113

Issuer	Shares	Value

Common Stocks—Asia—6.1%—(continued)
Singapore—2.4%
Olam International, Ltd. (Food & staples retailing)	1,592,000	$3,211
Osim International Ltd. (Specialty retail)	1,393,700	648
Petra Foods, Ltd. (Food products)	1,219,000	1,259
Raffles Education Corp. Ltd. (Diversified consumer services)	2,225,000	3,318

		8,436

Emerging Latin America—4.5%
Brazil—2.1%
*Anhanguera Educational Parti (Diversified consumer services)	162,100	2,269
Cyrela Brazil Realty S.A. (Household durables)	273,900	3,399
Submarino S.A.(Internet & catalog retail)	42,300	1,760

		7,428

Mexico—1.9%
*Banco Compartamos SA (Commercial banks)	491,700	3,072
*Urbi Desarrollos Urbanos S.A. (Household durables)	784,900	3,614

		6,686

Panama—0.5%
Copa Holdings S.A., Class “A” (Airlines)†	25,400	1,708

Emerging Europe, Mid-East, Africa—2.1%
Czech Republic—0.5%
*Central European Media Enterprises Ltd., Class “A” (Media)†	16,600	1,620

Eqypt—0.6%
*Orascom Hotels & Development (Hotels, restaurants & leisure)	193,100	2,026

Poland—0.5%
*Cinema City International N.V. (Media)	142,700	1,793

Russia—0.5%
*CTC Media, Inc. (Media)†	63,538	1,724

Canada—1.7%
Canadian Western Bank (Commercial banks)	102,200	2,709
*Gildan Activewear, Inc. (Textiles, apparel & luxury goods)	98,600	3,367

		6,076

Total Common Stock—98.7% (cost $286,620)		346,141

Preferred Stock
Brazil—0.5%
*Banco Sofisa S.A. (Commercial banks)	248,900	1,832

Total Preferred Stock—0.5% (cost $1,532)		1,832

See accompanying Notes to Financial Statements.

20 Semi-Annual Report	June 30, 2007

International Small Cap Growth Fund

Portfolio of Investments, June 30, 2007 (all dollar amounts in thousands) (unaudited)

Issuer	Shares or Principal Amount	Value

Investment in Affiliate
William Blair Ready Reserves Fund	2,147,561	$2,148

Total Investment in Affiliate—0.6% (cost $2,148)		2,148

Short-Term Investments
American Express Demand Note, VRN 5.170%, due 7/02/07	$2,004,000	2,004
Prudential Funding Demand Note, VRN 5.305%, due 7/02/2007	2,000,000	2,000

Total Short-term Investments—1.2% (cost $4,004)		4,004

Repurchase Agreement
Investors Bank & Trust Company, 4.50% dated 6/29/07, due 7/02/07, repurchase price $2,588, collateralized by SBA Pool # 505984	$2,586,723	2,587

Total Repurchase Agreement—0.7% (cost $2,587)		2,587

Total Investments—101.7% (cost $296,891)		356,712
Liabilities plus, cash and other assets—(1.7)%		(5,941)

Net assets—100.0%		$350,771

*Non-income producing securities

ADR = American Depository Receipt

GDR = Global Depository Receipt

VRN = Variable Rate Note

† = U.S. listed foreign security

**Fair valued pursuant to Valuation Procedures adopted by the Board of Trustees. This holding represents 0.01% of the Fund’s net assets at June 30, 2007. This security was also deemed illiquid pursuant to Liquidity Procedures adopted by the Board of Trustees.

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange the Fund uses an independent pricing service on a daily basis to fair value price the securities pursuant to Valuation Procedures adopted by the Board of Trustees.

At June 30, 2007 the Fund’s Portfolio of Investments includes the following industry categories:

Industrials	28.8%
Consumer Discretionary	26.6%
Financials	19.6%
Information Technology	6.8%
Health Care	6.3%
Energy	4.8%
Consumer Staples	4.3%
Materials	1.7%
Utilities	1.1%

100.0%

At June 30, 2007 the Fund’s Portfolio of Investments includes the following currency categories:

Euro	35.3%
British Pound Sterling	21.0%
Japanese Yen	11.0%
Swiss Franc	4.7%
Australian Dollar	3.8%
Norwegian Krone	3.0%
Hong Kong Dollar	2.9%
Brazilian Real	2.7%
Indian Rupee	2.6%
Singapore Dollar	2.4%
United States Dollar	2.4%
Mexican Neuvo Peso	1.9%
Canadian Dollar	1.7%
Swedish Krona	1.7%
Malaysian Ringgit	1.1%
All other currencies	1.8%

100.0%

See accompanying Notes to Financial Statements.

June 30, 2007	William Blair Funds 21

W. George Greig

Todd M. McClone

Jeffrey A. Urbina

EMERGING MARKETS GROWTH FUND

The Emerging Markets Growth Fund primarily invests in a diversified portfolio of equity securities issued by growth companies in emerging economies worldwide.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

See page 2 for the International Markets Overview.

How did the Fund perform over the first half of the year? How did the Fund’s performance compare to its benchmark?

The Emerging Markets Growth Fund posted a 16.79% increase (Institutional Class) for the six months ended June 30, 2007. By comparison, the Fund’s benchmark, the Morgan Stanley Capital International (MSCI) Emerging Markets Index, gained 17.75%.

What were the most significant factors impacting international markets during the first six months of the year?

Non-US markets were strong during the first half of 2007, buoyed by strong results in emerging markets, Canada, Europe and the Pacific Rim. However, the first six months were punctuated by periods of volatility as investors were concerned in the first quarter about the US subprime mortgage market resulting in slowing US consumer demand and its impact on global growth. In the second quarter, investors became concerned about the prospects of a protracted global increasing interest rate environment as the US economy appeared to accelerate and demand for industrial and consumer goods and services remained strong globally. In addition, worries about the impact of US subprime mortgages on the financial industry, including hedge funds, caused apprehension regarding overall financial system risk. Despite these fears, the market returned 12.58% through June 30, as measured by the MSCI All Country World Index ex-US Index, with most of the performance coming during the second quarter. Emerging markets outpaced their developed counterparts, returning 17.75%, as compared to the MSCI Europe, Asia and Far-East Index, which rose 11.09% in US dollar terms. Latin America was the strongest emerging markets region, up 27.09%, while Asia returned 18.78%. Emerging Markets Europe, Middle East, and Africa (EMEA) Index was the relative laggard, returning 9.18% during the first half of the year. In particular, the Latin American markets of Brazil, Chile and Peru performed well as did the Asian markets of Korea, Malaysia and China. Materials, Industrials and Energy were the strongest sectors year to date, while Financials and Healthcare lagged.

What factors were behind the Fund’s performance versus the benchmark?

The Fund’s year-to-date return, trailed the benchmark by approximately 1%, due to first quarter’s relative results. While stock selection across a number of sectors was strong, Energy, Consumer Staples and Industrials stock selection hampered relative results, particularly during the first quarter. Specifically, several of the Fund’s Consumer Staples names in Latin America underperformed, while Energy stock selection was hurt by Russian and South African stock selection. Within Industrials, the Fund’s Asian stocks trailed the Index. In addition, the Fund’s underweighting in the strong Materials sector hurt performance, as did stock selection within the sector. Conversely, the Fund’s strong absolute results were bolstered by Consumer Discretionary stock selection across regions, along with the weighting and stock selection in Chinese, Indian, and Malaysian Financials. Moreover, the Fund’s Chinese healthcare stock selection was strong, as was the focus on Asian Information Technology (IT) stocks. In addition, the Fund’s weighting in Latin America at compared to EMEA augmented performance.

22 Semi-Annual Report	June 30, 2007

How is the Fund positioned?

As of period end, the Fund remained overweighted in Latin America with corresponding underweightings in EMEA and Asia, due primarily to minimal exposure in Russia and Korea, respectively. From a sector perspective, the Fund remained focused on the emerging markets consumer through Consumer Discretionary, Consumer Staples and Financials, holdings. In addition, the Fund maintained a higher than Index weighting in Industrials, with corresponding underweightings in Energy, IT and Materials. These exposures are largely based upon the team’s bottom up fundamental analysis, in accordance with its strategic viewpoint.

June 30, 2007	William Blair Funds 23

Emerging Markets Growth Fund

Performance Highlights (unaudited)

Average Annual Total Return at 6/30/2007

	Year to Date	1 Year	Since Inception(a)
Emerging Markets Growth Fund Institutional Class	16.79%	52.40%	49.76%
MSCI Emerging Markets Index	17.75	45.45	40.31
(a)	For the period from June 6, 2005 (Commencement of Operations) to June 30, 2007.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) Emerging Markets Index is an index that is designed to measure equity performance in the global emerging markets.

This report identifies the Fund’s investments on June 30, 2007. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total investment portfolio.

24 Semi-Annual Report	June 30, 2007

Emerging Markets Growth Fund

Portfolio of Investments, June 30, 2007 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks—Emerging Asia—45.4%
China—16.4%
*Belle International Holdings Limited (Specialty retail)	8,546,000	$9,432
*China High Speed Transmission Equipment Group Co. (Independent power producers & energy traders)**	276,000	250
China Infrastructure Machinery Holdings, Ltd. (Machinery)	5,188,000	11,344
China Mengniu Dairy Co. Ltd. (Food products)	3,054,000	10,537
China Merchants Bank (Commercial banks)	3,398,000	10,348
China Mobile Ltd. (Wireless telecommunication services)	2,897,800	31,178
China Oilfield Services (Energy equipment & services)	2,132,000	2,152
China Vanke Company Ltd. (Real estate management & development)	10,707,347	22,163
*China Water Affairs Group (Household durables)	7,790,000	4,547
Ctrip.com International Ltd.—ADR (Hotels, restaurants & leisure)	67,600	5,315
*Focus Media Holding Ltd.—ADR (Media)	219,800	11,100
Fu Ji Food and Catering Services Holdings Ltd (Hotels, restaurants & leisure)	1,764,000	6,073
Hopson Development Holdings Ltd. (Real estate management & development)	848,800	2,387
Lee and Man Paper Manufacturing Ltd. (Paper & forest products)	3,834,000	10,616
Li Ning Co. Ltd (Leisure equipment & products)	3,094,000	7,503
Parkson Retail Group Ltd. (Multiline retail)	849,900	5,445
Ports Design Ltd. (Textiles, apparel & luxury goods)	2,260,000	6,357
Shangdong Weigao GP Medical (Health care equipment & supplies)	2,800,000	6,311
Wumart Stores, Inc., Class “H” (Food & staples retailing)**	8,680,000	2,775
Xinyu Hengdeli Holdings Ltd. (Distributors)	10,920,000	5,355

		171,188

India—12.6%
ABB Ltd. India (Electrical equipment)	264,000	7,097
Bharat Heavy Electricals, Ltd. (Electrical equipment)	327,800	12,398
*Bharti Airtel Ltd. (Wireless telecommunication services)	615,500	12,651
*Cairn India Ltd. (Oil, gas & consumable fuels)	1,471,300	5,273
Dabur India Ltd. (Personal products)	1,862,200	4,706
Financial Technologies, Ltd. (Software)	95,410	7,075
Housing Development Finance Corp. (Thrifts & mortgage finance)	123,700	6,176
Infosys Technologies, Ltd. (IT services)	195,500	9,252
*Inox Leisure Ltd. (Media)	1,208,500	3,983
Larsen & Toubro Ltd. (Construction & engineering)	315,700	17,058
Shopper’s Stop Ltd. (Multiline retail)	280,860	4,038
Unitech Limited (Real estate management & development)	715,500	8,850
Vedanta Resources Plc (Metals & mining)	1,032,500	33,281

		131,838

Issuer	Shares	Value

Common Stocks—Emerging Asia—45.4%—(continued)
Indonesia—2.7%
PT Bank Rakyat Indonesia (Commercial banks)	16,908,500	$10,768
PT London Sumatra Indones (Food products)	12,863,500	9,246
PT Telekomunikasi Tbk (Diversified telecommunication services)	7,867,900	8,535

		28,549

Philippines—1.2%
Bank of Philippine Islands (Commercial banks)	6,818,900	10,095
*Paxys Inc. (Commercial services & supplies)	4,184,700	2,239

		12,334

Malaysia—4.1%
*Airasia Bhd (Airlines)	8,883,600	4,894
Bumiputra Commerce Holding Bhd (Commercial banking)	6,429,500	21,786
Kuala Lumpur Kepong Berhad Bhd (Food products)	2,845,650	10,643
Zelan Bhd (Construction & engineering)	1,424,300	4,964

		42,287

South Korea—3.4%
Hana Tour Service (Hotels, restaurants & leisure)	67,800	6,598
*NHN Corporation (Internet software & services)	65,500	11,923
Shinsegae Co. Ltd. (Food & staples retailing)	14,550	9,469
Taewoong Co Ltd (Machinery)	99,500	6,981

		34,971

Taiwan—5.0%
*Himax Technologies, Inc.—ADR (Semiconductors & semiconductor equipment)	1,693,315	9,770
Hon Hai Precision Industry (Electronic equipment & instruments)	3,527,528	30,469
Mediatek, Inc. (Semiconductors & semiconductor equipment)	765,040	11,903

		52,142

Emerging Latin America—27.6%
Argentina—0.8%
Banco Macro Sa—ADR (Commercial banks)	246,900	8,116

Brazil—11.9%
All America Latin Logistica (Road & rail)	709,600	9,660
*Anhanguera Eduacional Participacoes S.A. (Commercial services & supplies)	467,000	6,537
*BR Malls Participacoes SA (Real estate management & development)	1,177,100	15,316
CIA Vale Do Rio Doce—ADR (Metals & mining)	682,400	30,401
Cyrela Brazil Realty S.A. (Household durables)	905,200	11,234

See accompanying Notes to Financial Statements.

June 30, 2007	William Blair Funds 25

Emerging Markets Growth Fund

Portfolio of Investments, June 30, 2007 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks—Emerging Latin America—27.6%—(continued)
Brazil—(continued)
Iguatemi Empresa de Shopping Centers S.A. (Commercial services & supplies)	581,600	$10,499
Localiza Rent a Car S.A. (Road & rail)	946,600	10,678
Lojas Renner S.A. (Multiline retail)	348,600	6,470
Lupatech SA (Machinery)	240,300	5,793
Rodobens Negocioa Imobiliarios S.A. (Household durables)	444,800	6,051
Submarino S.A. (Internet & catalog retail)	122,400	5,092
Totvs S.A. (Software)	189,500	6,168

		123,899

Chile—2.0%
*Cencosud S.A.—ADR 144A (Specialty retail)	163,900	10,198
S.A.C.I. Falabella S.A. (Multiline retail)	2,107,954	10,888

		21,086

Mexico—10.7%
Alsea S.A.B. de C.V. (Hotels, restaurants & leisure)	3,098,800	5,450
America Movil S.A. (Wireless telecommunication services)	7,188,200	22,196
*Banco Compartamos SA (Commercial banks)	1,520,700	9,501
*Desarrolladora Homex S.A. de C.V.—ADR (Household durables)	160,900	9,749
*Groupo Famsa S.A. (Multiline retail)	1,868,700	10,897
Grupo Financiero Banorte S.A. de C.V. (Commercial banks)	4,145,500	18,986
Grupo Aeropuertario Del—ADR (Transportation infrastructure)	208,200	10,268
*Promotora Ambiental Sab de C.V. (Commercial services & supplies)	1,291,350	3,586
*Urbi Desarrollos Urbanos S.A. (Household durables)	2,391,400	11,012
Walmart de Mexico (Food & staples retailing)	2,670,400	10,134

		111,779

Panama—1.3%
Copa Holdings S.A., Class “A” (Airlines)†	205,600	13,825

Peru—0.9%
Credicorp Ltd. (Commercial banks)	157,500	9,634

Emerging Europe, Mid-East, Africa—21.9%
Czech Republic—1.1%
*Central European Media Enterprises Ltd., Class “A” (Media)†	112,300	10,958

Egypt—3.4%
Egyptian Financial Group—Hermes Holding SAE (Capital markets)	1,415,700	11,413
Orascom Construction Industries (Construction & engineering)	274,200	17,925
*Orascom Hotels and Development (Hotels, restaurants & leisure)	567,500	5,954

		35,292

Kazakhstan—1.0%
*Kazkommertsbank—GDR 144A (Commercial banks)	482,226	10,609

Issuer	Shares	Value

Common Stocks—Emerging Europe, Mid-East, Africa—21.9%—(continued)
Poland—0.5%
*Cinema City International NV (Media)	401,500	$5,045

Russia—5.9%
*CTC Media, Inc. (Media)†	376,645	10,222
*Magnit—CLS (Multiline retail)†	118,800	5,221
*PIK Group—CLS (Real estate development & management)**	597,900	14,948
Sberbank—CLS (Commercial banks)†	5,838	22,768
*X5 Retail Group N.V.—GDR (Food & staples retailing)	295,300	8,652

		61,811

South Africa—6.6%
Anglo Platinum Ltd (Metals & mining)	61,500	10,100
MTN Group Ltd. (Wireless telecommunication services)	1,031,400	14,020
Naspers Ltd. (Media)	750,390	19,279
Spar Group Limited (Food & staples retailing)	1,444,300	10,806
Truworths International Ltd. (Specialty retail)	1,966,300	10,116
Wilson Bayly Holmes-Ovcon (Construction & engineering)	318,500	4,651

		68,972

Turkey—1.6%
Bim Birlesik Magazalar A.S. (Food & staples retailing)	186,800	12,382
Coca Cola Icecek A.S. (Beverages)	500,200	3,749

		16,131

United Arab Emirates—1.8%
Emaar Properties PJSC (Real estate development & management)	5,808,100	18,739

Total Common Stock—94.9% (cost $743,583)		989,205

Preferred Stock
Brazil—4.7%
Banco Itau Holding (Commercial banks)	221,700	9,844
*Banco Sofisa S.A. (Commercial banks)	686,200	5,051
Petroleo Brasileiro S.A. (Oil, gas & consumable fuels)	829,300	22,141
*Net Servicos De Counicacao S.A. (Media)	704,800	11,637

		48,673

Total Preferred Stock—4.7% (cost $35,402)		48,673

Investment in Affiliate
William Blair Ready Reserves Fund	1,295,575	1,296

Total Investment in Affiliate—0.1% (cost $1,296)		1,296

See accompanying Notes to Financial Statements.

26 Semi-Annual Report	June 30, 2007

Emerging Markets Growth Fund

Portfolio of Investments, June 30, 2007 (all dollar amounts in thousands) (unaudited)

Issuer	Shares or Principal Amount	Value

Short-Term Investments
American Express Demand Note, VRN 5.170% due 7/2/07	$6,875,000	$6,875
Prudential Funding Demand Note, VRN 5.305% due7/2/07	5,983,000	5,983

Total Short-Term Investments—1.2% (cost $12,858)		12,858

Repurchase Agreement
Investors Bank & Trust Company, 4.50% dated 6/29/2007, due 7/2/2007, repurchase price $14,646, collateralized by SBA, Pool# 507256	$14,640,762	14,641

Total Repurchase Agreement—1.4% (cost $14,641)		14,641

Total Investments—102.3% (cost $807,780)		1,066,673
Liabilities plus cash and other assets—(2.3%)		(24,322)

Net assets—100.0%		$1,042,351

*Non-income producing securities

ADR = American Depository Receipt

GDR = Global Depository Receipt

VRN = Variable Rate Note

† = U.S. listed Foreign Security

**Fair valued pursuant to Valuation Procedures adopted by the Board of Trustees. These holdings represent 1.72% of the Fund’s net assets at June 30, 2007. These securities were also deemed illiquid pursuant to Liquidity Procedures adopted by the Board of Trustees.

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange the Fund uses an independent pricing service on a daily basis to fair value price the securities pursuant to Valuation Procedures adopted by the Board of Trustees.

At June 30, 2007 the Fund’s Portfolio of Investments includes the following industry categories:

Finance	24.5%
Consumer Discretionary	22.3%
Industrials	14.9%
Consumer Staples	9.9%
Telecommunication Services	8.5%
Information Technology	8.3%
Materials	8.1%
Energy	2.9%
Health Care	0.6%

100.0%

At June 30, 2007 the Fund’s Portfolio of Investments includes the following currency categories:

U.S. Dollar	19.4%
Hong Kong Dollar	14.9%
Brazilian Real	13.7%
Indian Rupee	9.5%
Mexican Nuevo Peso	8.8%
Rand	6.6%
New Taiwan Dollar	4.1%
Malaysian Ringgit	4.1%
Egyptian Pounds	3.4%
South Korean Won	3.4%
British Pound Sterling	3.2%
Indonesian Rupiah	2.8%
UAE Dirham Spot	1.8%
Turkish Lira Spot	1.5%
Philippine Peso	1.2%
Chilean Peso	1.1%
Polish Zloty	0.5%

100.0%

See accompanying Notes to Financial Statements.

June 30, 2007	William Blair Funds 27

James S. Kaplan

Christopher T. Vincent

Benjamin J. Armstrong

BOND FUND

The Bond Fund seeks to outperform the Lehman Brothers U.S. Aggregate Index by maximizing total return through a combination of income and capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

We are pleased to have the Bond Fund become the newest addition to the William Blair Fund Family and would like to thank our shareholders for investing with us.

As the managers of the Bond Fund, we are enthusiastic about the opportunities available to us. The broad sectors that are represented in the Fund’s portfolio include government securities, corporate debt securities issued by domestic and foreign companies, mortgage-backed securities and asset backed securities. The Fund invests at least 90% in securities rated in the highest four categories by at least one of the following three nationally recognized statistical rating organizations: Fitch Ratings, Moody’s Investors Service Inc. and Standard & Poor’s Corporation. The Fund may also invest no more than 10% of its net assets in below investment grade securities.

How did the Fund perform since its inception? How did the Fund’s performance compare to its benchmark?

The Bond Fund commenced operations on May 1, 2007. Through the two-month period ending June 30, 2007, the Fund posted a decrease of 1.12% (Institutional Class). By comparison, the Fund’s benchmark, the Lehman Brothers U.S. Aggregate Index, declined 1.00%.

What were the most significant factors impacting Fund performance? What factors were behind the Fund’s performance versus the benchmark?

Rising interest rates and risk aversion weighed on the fixed income markets during the second quarter of 2007.

Interest rates rose sharply during the period. For example, the yield on 2-year Treasury notes increased 0.28% during the second quarter, while the yield on 10-year Treasury securities increased 0.38%. The yield on 2-year Treasury notes was 4.86% on June 30, while the yield on 10-year Treasury securities finished the quarter at 5.02%.

Risk aversion dominated the corporate bond and mortgage markets. Wider spreads resulted in these sectors generally underperforming Treasury securities during the quarter. Concerns about rising subprime mortgage delinquencies and the bankruptcy of several subprime mortgage originators has negatively impacted the residential mortgage market. Mid-year marked the worst six months in the non-Agency Mortgage markets in many years. The highly publicized problems at certain hedge funds heightened fears about the possibility of write-downs of securities backed by subprime mortgages at other institutions.

Reports about the current lackluster housing market added to the negative psychology in the residential Mortgage-backed market.

Concerns about shareholder-friendly actions by corporate bond issuers contributed to risk aversion in the credit markets. These actions include rising equity dividends and stock repurchases. In addition, the record pace of M&A transactions has negatively impacted the bond market.

28 Semi-Annual Report	June 30, 2007

The Fund has been close to neutrally weighted in Treasury, mortgage and credit sectors and market volatility has had little impact on Fund returns.

Assets in the Bond Fund reached $51.6 million as of June 30, 2007. We used the months of May and June to deploy these assets into new investments for the Fund.

How is the Fund positioned?

As of June 30, 2007, the three major sector weightings were U.S. Agency Mortgage-Backed securities (43%), Corporate bonds (25%) and U.S. Treasuries (24%). All three sectors represent modest overweights versus the Lehman Aggregate Bond Index.

As previously stated, we are carefully following current market conditions and potential Federal Reserve activity.

June 30, 2007	William Blair Funds 29

Bond Fund

Performance Highlights (unaudited)

Average Annual Total Return at 6/30/2007

Since Inception(a)
Bond Fund Institutional Class	(1.12)%
Lehman Brothers U.S. Aggregate Index	(1.00)%
(a)	For the period from May 1, 2007 (Commencement of Operations) to June 30, 2007.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Lehman Brothers U.S. Aggregate Index indicates broad intermediate government/corporate bond market performance.

This report identifies the Fund’s investments on June 30, 2007. These holdings are subject to change. Not all investments in the Fund performed the same, nor is there any guarantee that these investments will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total investment portfolio.

30 Semi-Annual Report	June 30, 2007

Bond Fund

Portfolio of Investments, June 30, 2007 (all dollar amounts in thousands) (unaudited)

	Principal Amount	Value

U.S. Government and U.S. Government Agency—64.2%
U.S. Treasury—22.9%
U.S. Treasury Note, 4.375%, due 12/31/07	$5,000	$4,987
U.S. Treasury Note, 4.750%, due 2/15/10	1,450	1,445
U.S. Treasury Note, 4.750%, due 5/15/14	1,300	1,284
U.S. Treasury Note, 5.125%, due 5/15/16	2,250	2,262
U.S. Treasury Note, 7.125%, due 2/15/23	325	390
U.S. Treasury Note, 4.500%, due 2/15/36	1,600	1,449

Total U.S. Treasury Obligations	11,925	11,817

Government National Mortgage Association (GNMA)—0.0%
#357752, 7.000%, due 4/15/09	4	4

Federal Home Loan Bank (FHLB)—0.6%
4.750%, due 12/16/16	325	308

Federal Home Loan Mortgage Corp. (FHLMC)—9.5%
#G10330, 7.000%, due 1/1/10	30	31
#G90024, 7.000%, due 1/20/13	100	103
#G30093, 7.000%, due 12/1/17	78	80
#G30254, 6.500%, due 5/1/19	124	127
#G30255, 7.000%, due 7/1/21	122	126
#G18137, 6.500%, due 8/1/21	541	551
#D95621, 6.500%, due 7/1/22	175	179
#D95897, 5.500%, due 3/1/23	481	471
#C01385, 6.500%, due 8/1/23	709	722
#C90896, 6.500%, due 2/1/25	1,226	1,250
6.750%, due 9/15/29	650	745
#G10728, 7.500%, due 7/1/32	500	522

Total FHLMC Mortgage Obligations	4,736	4,907

Federal National Mortgage Association (FNMA)—31.2%
#598453, 7.000%, due 6/1/15	37	38
#689612, 5.000%, due 5/1/18	968	939
#747903, 4.500%, due 6/1/19	800	761
#791393, 5.500%, due 10/1/19	823	813
#831430, 5.500%, due 3/1/21	987	973
#253847, 6.000%, due 5/1/21	577	579
#900725, 6.000%, due 8/1/21	511	514
#254797, 5.000%, due 6/1/23	528	504
#545437, 7.000%, due 2/1/32	390	405
#555522, 5.000%, due 6/1/33	917	864
#555880, 5.500%, due 11/1/33	978	948
#725027, 5.000%, due 11/1/33	1,295	1,219
#725205, 5.000%, due 3/1/34	1,006	948
#725238, 5.000%, due 3/1/34	1,014	955
#725424, 5.500%, due 4/1/34	1,048	1,015
#725611, 5.500%, due 6/1/34	829	803
#745092, 6.500%, due 7/1/35	1,131	1,150
#845188, 6.000%, due 12/1/35	992	983
#848782, 6.500%, due 1/1/36	1,653	1,671

Total FNMA Mortgage Obligations	16,484	16,082

	NRSRO Rating		Principal Amount	Value

Non-Agency Mortgage-Backed Obligations—8.3%
Countrywide Alternative Loan Trust, 2003-11T1, Tranche M, 4.750%, due 7/25/18	AA	+	$318	$307
Aames Mortgage Trust, 2001-1, Tranche M2, 7.588%, due 6/25/31	A		133	131
LSSCO, 2004-2, Tranche M2, 6.328%, due 2/28/33, VRN*	A		339	337
CWL, 2003-5, Tranche MF2 5.959%, due 11/25/33	AA-		391	387
Renaissance Home Equity Loan Trust, 2004-2, Tranche M5 6.455%, due 7/25/34	A		700	692
FHASI, 2004-AR4, Tranche 3A1, 4.588%, due 8/25/34, VRN	AAA		563	554
Security National Mortgage Loan Trust, 2004-2A, Tranche M2, 6.352%, due 11/25/34	A		50	50
GRP Real Estate Asset Trust, 2005-1 Tranche A, 4.850%, due 1/25/35*	A		393	391
Security National Mortgage Loan Trust, 2005-1A, Tranche M2, 6.530%, due 2/25/35*	A		25	24
Soundview Home Equity Loan Trust, 2005-B, Tranche M1, 5.635%, due 5/25/35	AA	+	118	117
Structured Asset Securities Corp., 2005-9XS, Tranche A2B, 6.500%, due 6/25/35	AAA		200	200
Security National Mortgage Loan Trust, 2005-2A, Tranche M2, 7.321%, due 2/25/36*	A		125	123
Chase Mortgage Finance Corporation, 2006-A1, Tranche A3, 6.000%, due 9/25/36	AAA		650	648
La Hipotecaria Panamanian Mortgage Trust, 2007-1GA, Tranche A, 5.750%, due 12/23/36*	AAA		80	79
Security National Mortgage Loan Trust, 2006-1A, Tranche M2, 7.500%, due 9/25/36*	A		80	78
Statewide Mortgage Loan Trust, 2006-1A, Tranche A2, 7.660%, due 9/25/37*	AAA		70	72
ACE, 2005-SN1, Tranche M2, 5.770%, due 11/25/39, VRN	A	+	50	48
ACE, 2005-SD3, Tranche M2, 7.070%, due 8/25/45, VRN	A	+	70	71

Total Non-Agency Mortgage-Backed Obligations			4,355	4,309

Corporate Obligations—23.8%
SLM Corporation, 5.565%, due 7/25/08, VRN	A	+	500	496
Consolidated Edison Company of New York, 7.150%, due 12/1/09	A	+	500	520

See accompanying Notes to Financial Statements.

June 30, 2007	William Blair Funds 31

Bond Fund

Portfolio of Investments, June 30, 2007 (all dollar amounts in thousands) (unaudited)

	NRSRO Rating		Principal Amount	Value

Corporate Obligations—(continued)
Household Finance Corporation, 8.000%, due 7/15/10	AA-		500	$534
Bank of America Corporation, 4.250%, due 10/1/10	AA		500	483
National Rural Utilities Cooperative Finance Corporation, 7.250%, due 3/1/12	A		500	533
Citigroup, Inc. 5.625%, due 8/27/12	AA		400	400
Simon Property Group, Inc., 6.350%, due 8/28/12	A-		500	515
Cox Communications, Inc., 7.125%, due 10/1/12	BBB-		400	423
Boeing Capital Corporation, 5.800%, due 1/15/13	A	+	400	406
Residential Capital, LLC, 6.500%, due 4/17/13	BBB		350	338
SBC Communications, 5.100%, due 9/15/14	A		400	381
CODELCO, Inc.—144A, 4.750%, due 10/15/14	A		400	373
Johnson Controls, Inc. 5.500%, due 1/15/16	A-		400	387
ProLogis, 5.750%, due 4/1/16	BBB	+	400	395
Omnicom Group, Inc., 5.900%, due 4/15/16	A-		400	395
Yum!, Brands, Inc., 6.250%, due 4/15/16	BBB		400	399
SAB Miller plc, 6.500%, due 7/1/16	BBB	+	400	411
Petrobras International Finance Company, 6.125%, due 10/6/16	BBB-		400	392
Marriott International, 6.375%, due 6/15/17	BBB	+	450	451
Ras Laffan Lng II, 5.298%, due 9/30/20	A	+	400	374
Kroger Company, 8.00%, due 9/15/29	BBB		400	431
Conoco Funding Company, 7.250%, due 10/15/31	A-		400	452
Kohl’s Corporation, 6.00%, due 1/15/33	A		250	234
Goldman Sachs Group, Inc., 6.125%, due 2/15/33	AA-		400	382
Pacific Gas and Electric Company, 6.050%, due 3/1/34	A-		250	242
Teva Pharmaceutical Finance LLC, 6.150%, due 2/1/36	BBB		510	477
Wisconsin Electric Power Company, 5.700%, due 12/1/36	A	+	500	471
Comcast Corporation, 6.450%, due 3/15/37	BBB	+	500	482
Florida Power and Light Group Capital, Inc. 6.650%, due 6/15/67, VRN	A-		500	496

Total Corporate Obligations			12,310	12,273

Total Fixed Income—96.3% (Cost $50,322)			50,139	49,700

	NRSRO Rating		Shares or Principal Amount	Value

Preferred Stock—0.5%
Public Storage, Inc.			10,000	$239

Total Preferred Stock—0.5% (Cost $245)			10,000	239

Total Long-Term Investments—96.8% (Cost $50,567)				49,939

Short-Term Investments
American Express Corporation, VRN 5.170%, due 7/2/07	A	+	$2,240	2,240
Prudential Funding LLC, VRN 5.305%, due 7/2/07	A	+	2,240	2,240

Total Short-Term Investments—8.7% (Cost $4,480)			4,480	4,480

Repurchase Agreement
Investors Bank & Trust Company, 4.50% dated 6/29/2007, due 7/02/2007, repurchase price $1,778, collateralized by SBA #506044	A	+	1,777	1,777

Total Repurchase Agreement—3.4% (Cost $1,777)			1,777	1,777

Total Investments—108.9% (Cost $56,824)				56,196

Cash and other assets, less liabilities—(8.9)%				(4,573)

Net Assets—100%				$51,623

VRN = Variable Rate Note

NRSRO = Nationally Recognized Statistical Rating Organization, such as

S&P, Moody’s or Fitch (unaudited)

The obligations of certain U.S. Government-sponsored securities are neither issued nor guaranteed by the U. S. Treasury

* Deemed illiquid pursuant to Liquidity Procedures adopted by the Board of Trustees. These holdings represent 2.14% of the net assets at June 30,2007.

See accompanying Notes to Financial Statements.

32 Semi-Annual Report	June 30, 2007

Statements of Assets and Liabilities

June 30, 2007 (all dollar amounts in thousands) (unaudited)

	Institutional International Growth Fund	Institutional International Equity Fund	International Small Cap Growth Fund	Emerging Markets Growth Fund
Assets
Investments in securities, at cost	$1,504,966	$478,290	$294,743	$806,484
Investments in Affiliated Fund, at cost	53	3,276	2,148	1,296

Investments in securities, at value	$2,136,887	$597,734	$354,564	$1,065,377
Investments in Affiliated Fund, at value	53	3,276	2,148	1,296
Foreign currency, at value (cost $4,841, $11,466, $99, and $103 respectively)	4,864	11,452	98	103
Receivable for fund shares sold	—	—	1,315	5,273
Receivable for investment securities sold	14,086	35,624	1,890	553
Dividend and interest receivable	3,779	1,252	420	645

Total assets	2,159,669	649,338	360,435	1,073,247
Liabilities
Payable for investment securities purchased	9,314	41,270	9,020	24,793
Payable for fund shares redeemed	7,696	—	10	3,994
Management fee payable	1,598	452	271	825
Distribution and shareholder administration fee payable	—	—	20	42
Other accrued expenses	549	171	343	1,242

Total liabilities	19,157	41,893	9,664	30,896

Net Assets	$2,140,512	$607,445	$350,771	$1,042,351

Capital
Composition of Net Assets
Par value of shares of beneficial interest	$99	$39	$23	$46
Capital paid in excess of par value	1,363,932	450,486	278,606	701,063
Accumulated net investment income (loss)	(29,196)	(629)	676	293
Accumulated realized gain (loss)	174,072	38,298	11,935	83,198
Net unrealized appreciation (depreciation) of investments and foreign currencies	631,605	119,251	59,531	257,751

Net Assets	$2,140,512	$607,445	$350,771	$1,042,351

Net Assets	$2,140,512	$607,445	$—	$—
Shares Outstanding	98,668,177	38,776,195	—	—
Net Asset Value Per Share	$21.69	$15.67	$—	$—
Institutional Share Class
Net Assets	$—	$—	$217,546	$735,363
Shares Outstanding	—	—	14,140,046	32,229,452
Net Asset Value Per Share	$—	$—	$15.39	$22.82

See accompanying Notes to Financial Statements.

June 30, 2007	William Blair Funds 33

Statements of Operations

For the Period Ended June 30, 2007 (all dollar amounts in thousands) (unaudited)

	Institutional International Growth Fund	Institutional International Equity Fund	International Small Cap Growth Fund	Emerging Markets Growth Fund
Investment income
Dividends	$22,208	$7,985	$2,437	$6,061
Less foreign tax withheld	(1,434)	(625)	(150)	(343)
Income from Affiliated Fund	1	121	77	30
Interest	964	268	279	882

Total income	21,739	7,749	2,643	6,630
Expenses
Investment advisory fees	9,283	3,023	1,482	4,895
Distribution fees	—	—	25	74
Shareholder administration fees	—	—	85	207
Custodian fees	662	187	161	633
Transfer agent fees	18	8	15	46
Professional fees	40	22	21	27
Registration fees	21	5	30	24
Other expenses	97	30	11	19

Total expenses before waiver	10,121	3,327	1,830	5,925
Less expenses reimbursed to (waived or absorbed) by the Advisor	—	52	—	(80)

Net expenses	10,121	3,327	1,830	5,845

Net investment income (loss)	11,618	4,422	813	785
Net realized and unrealized gain (loss) on investments, foreign currency transactions and other assets and liabilities
Net realized gain (loss) on investments	111,150	34,371	10,838	64,491
Net realized gain (loss) on foreign currency transactions and other assets and liabilities	(2,368)	(826)	(478)	(477)

Total net realized gain (loss)	108,782	33,545	10,360	64,014
Change in net unrealized appreciation (depreciation) on investments and other assets and liabilities	108,408	20,799	29,094	80,279

Net increase (decrease) in net assets resulting from operations	$228,808	$58,766	$40,267	$145,078

See accompanying Notes to Financial Statements.

34 Semi-Annual Report	June 30, 2007

Statements of Changes in Net Assets

For the Period Ended June 30, 2007 and the Year Ended December 31, 2006 (all amounts in thousands) (unaudited)

	Institutional International Growth Fund		Institutional International Equity Fund		International Small Cap Growth Fund		Emerging Markets Growth Fund
	2007	2006	2007	2006	2007	2006	2007	2006
	(unaudited)		(unaudited)		(unaudited)		(unaudited)
Operations
Net investment income (loss)	$11,618	$9,378	$4,422	$2,025	$813	$(221)	$785	$211
Net realized gain (loss) on investments, foreign currency transactions and other assets and liabilities	108,782	267,920	33,545	7,823	10,360	2,299	64,014	22,993
Change in net unrealized appreciation (depreciation) on investments, foreign currency transactions and other assets and liabilities	108,408	91,778	20,799	72,424	29,094	26,158	80,279	147,786

Net increase (decrease) in net assets resulting from operations	228,808	369,076	58,766	82,272	40,267	28,236	145,078	170,990
Distributions to shareholders from
Net investment income	—	(32,267)	—	(6,495)	—	(106)	—	(405)
Net realized gain	—	(217,683)	—	(1,892)	—	(877)	—	(4,544)

	—	(249,950)	—	(8,387)	—	(983)	—	(4,949)
Capital stock transactions
Net proceeds from sale of shares	127,438	144,396	7,781	281,476	98,461	172,153	152,172	529,925
Shares issued in reinvestment of income dividends and capital gain distributions	—	244,472	—	7,436	—	868	—	4,687
Less cost of shares redeemed	(91,075)	(188,067)	(57,477)	(15,351)	(19,926)	(18,839)	(68,548)	(136,352)

Net increase (decrease) in net assets resulting from capital stock transactions	36,363	200,801	(49,696)	273,561	78,535	154,182	83,624	398,260

Increase (decrease) in net assets	265,171	319,927	9,070	347,446	118,802	181,435	228,702	564,301
Net assets
Beginning of period	1,875,341	1,555,414	598,375	250,929	231,969	50,534	813,649	249,348

End of period	$2,140,512	$1,875,341	$607,445	$598,375	$350,771	$231,969	$1,042,351	$813,649

Undistributed net investment income (loss) at the end of the period	$(29,196)	$(40,814)	$(629)	$(6,711)	$676	$(137)	$293	$(492)

See accompanying Notes to Financial Statements.

June 30, 2007	William Blair Funds 35

Statements of Assets and Liabilities

June 30, 2007 (all dollar amounts in thousands) (unaudited)

Bond Fund
Assets
Investments in securities, at cost	$56,824
Investments in Affiliated Fund, at cost	—

Investments in securities, at value	$56,196
Investments in Affiliated Fund, at value	—
Receivable for fund shares sold	438
Receivable for investment securities sold	—
Receivable from Advisor	1
Dividend and interest receivable	—

Total assets	56,635

Liabilities
Payable for investment securities purchased	4,989
Payable for fund shares redeemed	—
Management fee payable	—
Distribution and shareholder administration fee payable	5
Other accrued expenses	18

Total liabilities	5,012

Net Assets	$51,623

Capital
Composition of Net Assets
Par value of shares of beneficial interest	$5
Capital paid in excess of par value	52,292
Accumulated net investment income (loss)	104
Accumulated realized gain (loss)	(150)
Net unrealized appreciation (depreciation) of investments and foreign currencies	(628)

Net Assets	$51,623

Institutional Share Class
Net Assets	$8,793
Shares Outstanding	893,446
Net Asset Value Per Share	$9.84

See accompanying Notes to Financial Statements.

36 Semi-Annual Report	June 30, 2007

Statements of Operations

For the Period Ended June 30, 2007 (all dollar amounts in thousands) (unaudited)

Bond Fund(a)
Investment income
Dividends	$4
Interest	370

Total income	374
Expenses
Investment advisory fees	21
Distribution fees	—
Shareholder administration fees	8
Custodian fees	7
Transfer agent fees	2
Professional fees	7
Registration fees	5
Other expenses	4

Total expenses before waiver	54
Less expenses waived or absorbed by the Advisor	(21)

Net expenses	33

Net investment income (loss)	341
Net realized and unrealized gain (loss) on investments, foreign currency transactions and other assets and liabilities
Net realized gain (loss) on investments	(150)

Change in net unrealized appreciation (depreciation) on investments and other assets and liabilities	(628)

Net increase (decrease) in net assets resulting from operations	$(437)

(a)	For the period from May 1, 2007 (Commencement of Operations) to June 30, 2007.

See accompanying Notes to Financial Statements.

June 30, 2007	William Blair Funds 37

Statements of Changes in Net Assets

For the Period Ended June 30, 2007 (all amounts in thousands)

Bond Fund(a)
2007
(unaudited)
Operations
Net investment income (loss)	$341
Net realized gain (loss) on investments, foreign currency transactions and other assets and liabilities	(150)
Change in net unrealized appreciation (depreciation) on investments, foreign currency transactions and other assets and liabilities	(628)

Net increase (decrease) in net assets resulting from operations	(437)
Distributions to shareholders from
Net investment income	(237)
Net realized gain	—

(237)
Capital stock transactions
Net proceeds from sale of shares	52,111
Shares issued in reinvestment of income dividends and capital gain distributions	187
Less cost of shares redeemed	(1)

Net increase (decrease) in net assets resulting from capital stock transactions	52,297

Increase (decrease) in net assets	51,623
Net assets
Beginning of period	$—

End of period	$51,623

Undistributed net investment income (loss) at the end of the period	$104

(a)	For the period from May 1, 2007 (Commencement of Operations) to June 30, 2007.

See accompanying Notes to Financial Statements.

38 Semi-Annual Report	June 30, 2007

Notes to Financial Statements

(1) Significant Accounting Policies

The following is a summary of the Fund’s significant accounting policies in effect during the period covered by the financial statements, which are in accordance with U.S. generally accepted accounting principles.

(a) Description of the Fund

William Blair Funds (the “Fund”) is a diversified mutual fund registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The number of shares authorized for this Fund is unlimited. The Fund currently consists of the following sixteen portfolios (the “Portfolios”), each with its own investment objectives and policies.

Equity Portfolios	International Portfolios
Growth	International Growth
Tax-Managed Growth	International Equity
Large Cap Growth	Institutional International Growth
Small Cap Growth	Institutional International Equity
Mid Cap Growth	International Small Cap Growth
Small-Mid Cap Growth	Emerging Markets Growth
Value Discovery	Fixed Income Portfolios
Bond
Income
Money Market Portfolio
Ready Reserves

The investment objectives of the Portfolios are as follows:

Equity	Long-term capital appreciation.
International	Long-term capital appreciation.
Fixed Income	High level of current income with relative stability of principal.
Money Market	Current income, a stable share price and daily liquidity.

The Institutional International Growth Portfolio, the Institutional International Equity Portfolio and the Institutional Share Classes of the International Small Cap Growth Portfolio, the Emerging Markets Growth Portfolio, and the Bond Portfolio are the only Portfolios covered in this report.

(b) Share Classes

Three different classes of shares of the International Small Cap Growth Fund, Emerging Markets Growth Fund, and the Bond Fund currently exist: N, I and Institutional. This report includes financial information for only the Institutional Class. The Institutional share class is sold to institutional investors, including but not limited to employee benefit plans, endowments, foundations, trusts and corporations, who are able to meet the Fund’s high minimum investment requirement. The minimum initial investment required is $5 million ($2 million for the Bond Portfolio).

Investment income realized and unrealized gains and losses, and certain Portfolio level expenses and expense reductions, if any, are allocated based on the relative net assets of each class, except for certain class specific expenses which are charged directly to the appropriate class. Differences in class expenses may result in the payment of different per share dividends by class. All share classes of the Portfolios have equal rights with respect to voting subject to class specific arrangements.

(c) Investment Valuation

The market value of domestic equity securities and options is determined by valuing securities traded on national securities exchanges or markets or in the over-the-counter markets at the last sales price or, if applicable, the official closing price or, in the absence of a sale on the date of valuation, at the latest bid price.

For international securities, if the foreign exchange or market on which a security is primarily traded closes before the close of regular trading on the New York Stock Exchange (4:00 p.m. Eastern time), the Portfolios use an independent pricing service on a daily basis to estimate the fair value price as of the close of regular trading on the New York Stock Exchange. The Board of Trustees has determined that the passage of time between when foreign exchanges or markets close and when the Portfolios calculate their net asset values could cause the value of international securities to no longer be representative of their market price or accurate. In addition, quarterly the Board of Trustees receives a report which compares the fair value

June 30, 2007	William Blair Funds 39

prices used to calculate the net asset value to the next day’s opening local prices. Otherwise, the value of foreign equity securities is determined based on the last sale price on the foreign exchange or market on which it is primarily traded or, if there have been no sales during that day, at the latest bid price. Foreign currency forward contracts and foreign currencies are valued at the forward and current exchange rates, respectively, prevailing on the date of valuation.

Long-term, fixed-income securities are valued based on market quotations, or by independent pricing services that use prices provided by market makers or by estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

Investments in other funds are valued at the underlying fund’s net asset value on the date of valuation. Other securities, and all other assets, including securities for which a market price is not available, or the value of which is affected by a significant valuation event, are valued at fair value as determined in good faith by the Pricing Committee or Valuation Committee, in accordance with the Fund’s Valuation Procedures approved by the Board of Trustees. As of June 30, 2007, there were securities held in the Institutional International Growth, Institutional International Equity, International Small Cap Growth and Emerging Markets Growth Portfolios requiring fair valuation by the Board of Trustees pursuant to the Fund’s valuation procedures.

(d) Investment income and transactions

Dividend income is recorded on the ex-dividend date, except for those dividends from certain foreign securities which are recorded as soon as the information is available. Foreign currency gains and losses associated with fluctuation in the foreign currency rate versus the United States dollar are recorded on the Statement of Operations as a component of net realized gains/(losses) on foreign currency translation and other assets and liabilities.

Premiums and discounts are accreted and amortized on a straight-line basis for short-term investments and on an effective interest method for long-term investments. The interest rate shown on the Portfolio of Investments for the Bond Fund were the rates in effect on June 30, 2007. Put bonds may be redeemed at the discretion of the holder on specified dates prior to maturity.

Interest income is determined on the basis of the interest accrued, adjusted for amortization of premium or discount. Variable rate bonds and floating rate notes earn interest at coupon rates that fluctuate at specific time intervals.

Paydown gains and losses on mortgage and asset-backed securities are treated as an adjustment to interest income. For the period ended June 30, 2007, the Bond Portfolio recognized an increase of interest income and an increase of net realized (loss) of -$1- (in thousands). This reclassification has no effect on the net asset value of the Portfolio.

Security and shareholder transactions are accounted for no later than one business day following the trade date. However, for financial reporting purposes, security and shareholder transactions are accounted for on the trade date of the last business day of the reporting period. Realized gains and losses from securities transactions are recognized on the basis of high cost lot sell selection.

Awards from class action litigation may be recorded as a reduction of cost. If the Funds no longer own the applicable securities, the proceeds are recorded as realized gains.

(e) Share Valuation and Dividends to Shareholders

Shares are sold and redeemed on a continuous basis at net asset value. The net asset value per share is determined by dividing the Portfolio’s net assets by the number of shares outstanding as of the close of regular trading on the New York Stock Exchange, which is generally 3:00 p.m. Central time (4:00 p.m. Eastern time), on each day the Exchange is open.

Dividends from net investment income, if any, are declared at least annually for all Portfolio’s covered by this report except the Bond Portfolio which is declared monthly. Capital gain distributions, if any, are declared at least annually in December. Dividends payable to shareholders are recorded on the ex-dividend date.

(f) Foreign Currency Translation and Foreign Currency Forward Contracts

The Portfolios (excluding the Bond Portfolio) may invest in securities denominated in foreign currencies. As such, assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate on the date of valuation. The values of foreign investments, open foreign currency forward contracts, and cash denominated in foreign currencies are translated into U.S. dollars using a spot market rate of exchange as of the time of the determination of each Fund’s NAV typically 4:00 p.m. Eastern time on days when there is regular trading on the New York Stock Exchange. Payables and receivables for securities transactions, dividends, interest income and tax reclaims are translated into U.S. dollars using a spot market rate of exchange as of 4:00 p.m. Eastern time. Settlement of purchases and sales and dividend and interest receipts are translated into U.S. dollars using a spot market rate of exchange as of 11:00 a.m. Eastern time.

40 Semi-Annual Report	June 30, 2007

These Portfolios (excluding the Bond Portfolio) may enter into foreign currency forward contracts (1) as a means of managing the risks associated with changes in the exchange rates for the purchase or sale of a specific amount of a particular foreign currency, and (2) to hedge the value, in U.S. dollars, of portfolio securities. Gains and losses from foreign currency transactions associated with purchases and sales of investments and foreign currency forward contracts are included with the net realized and unrealized gain or loss on investments. For tax purposes, the foreign currency gains and losses are treated as ordinary income.

(g) Income Taxes

The Portfolios intend to comply with the special provisions of Subchapter M of the Internal Revenue Code available to regulated investment companies and, therefore, no provision for Federal income taxes has been made in the accompanying financial statements since each Portfolio intends to distribute substantially all of its taxable income to its shareholders and be relieved of all Federal income taxes.

The Portfolios have elected to mark-to-market their investments in Passive Foreign Investment Companies (“PFICs”) for Federal income tax purposes. In accordance with this election, the Institutional International Growth, Institutional International Equity, International Small Cap Growth and Emerging Markets Growth Portfolios recognized net unrealized appreciation (depreciation) of $25,722, $7,000, $— and $—, respectively (in thousands) in 2006, all of which has been treated as an adjustment to the cost of investments for tax purposes. The Portfolios also treat the deferred loss associated with current and prior year wash sales as an adjustment to the cost of investments for tax purposes. The cost of investments for Federal income tax purposes and related gross unrealized appreciation/(depreciation) and net unrealized appreciation/(depreciation) at June 30, 2007 were as follows (in thousands):

Portfolio	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation / (Depreciation)
Institutional International Growth	$1,554,078	$598,376	$15,830	$582,546
Institutional International Equity	491,114	112,794	3,091	109,703
International Small Cap Growth	297,811	67,122	8,511	58,611
Emerging Markets Growth	811,577	263,348	9,394	253,954
Bond Fund	56,824	84	712	(628)

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with Federal income tax regulations that may differ from U.S. generally accepted accounting principles. As a result, net investment income or loss and net realized gain or loss for a reporting period may differ from the amount distributed during such period. In addition, the Portfolios may periodically record reclassifications among certain capital accounts to reflect differences between financial reporting and income tax basis distributions. The reclassifications were reported in order to reflect the tax treatment for certain permanent differences that exist between income tax regulations and U.S. generally accepted accounting principles. The reclassifications generally relate to section 988 currency gains and losses, and recharacterization of unrealized appreciation on PFICs (Passive Foreign Investment Corporations). These reclassifications have no impact on the net asset values of the Portfolio. Accordingly, at December 31, 2006, the following reclassifications were recorded (in thousands):

Portfolio	Undistributed Net Investment Income/(Loss)	Accumulated Undistributed Net Realized Gain/ (Loss)	Capital Paid In Excess of Par Value
Institutional International Growth	$(3,376)	$3,376	$—
Institutional International Equity	(1,660)	1,660	—
International Small Cap Growth	289	(289)	—
Emerging Markets Growth	24	(22)	(2)

Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. The tax character of distributions paid during 2006 and 2005 was as follows (in thousands):

	Distributions Paid In 2006		Distributions Paid In 2005
Portfolio	Ordinary Income	Long-Term Capital Gains	Ordinary Income	Long-Term Capital Gains
Institutional International Growth	$48,076	$201,874	$14,610	$109,190
Institutional International Equity	6,495	1,892	445	—
International Small Cap Growth	983	—	6	—
Emerging Markets Growth	1,585	3,364	1,169	—

June 30, 2007	William Blair Funds 41

As of December 31, 2006, the components of distributable earnings on a tax basis were as follows (in thousands):

Portfolio	Undistributed Ordinary Income	Accumulated Capital and Other Losses	Undistributed Long-Term Gain	Net Unrealized Appreciation / (Depreciation)
Institutional International Growth	$8,636	$—	$64,789	$474,248
Institutional International Equity	4,100	—	5,519	88,535
International Small Cap Growth	856	137	1,730	29,426
Emerging Markets Growth	5,520	503	19,303	171,844

At December 31, 2006, the Portfolios, have no unused capital loss carryforwards available for Federal income tax purposes to be applied against future capital gains, if any.

For the period November 1, 2006 through December 31, 2006, the following Portfolios incurred net realized capital or foreign currency losses. Each Portfolio intends to treat this loss as having occurred in fiscal year 2007 for Federal income tax purposes (in thousands):

Portfolio	Currency Loss
Institutional International Growth	$—
Institutional International Equity	—
International Small Cap Growth	137
Emerging Markets Growth	503

(h) Repurchase Agreements

The Portfolios may enter into repurchase agreements with its custodian, Investors Bank & Trust Company, whereby the Portfolios acquire ownership of a debt security and the custodian agrees, at the time of sale, to repurchase the debt security from the Portfolios at a mutually agreed upon time and price. The Portfolios’ policy is to take possession of the debt security as collateral under the repurchase agreements. The Portfolios minimize credit risk by monitoring credit exposure to the custodian and by monitoring the collateral value on an ongoing basis.

(i) Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements. Actual results may differ from those estimates.

(2) New Accounting Pronouncements

In July 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006. Recent SEC guidance allows implementing FIN 48 in Portfolio’s NAV calculations as late as the fund’s last NAV calculation in the first required financial statement reporting period. Management has evaluated the implications of FIN 48 and has determined it does not have an impact on the financial statements as of June 30, 2007.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards No. 157, “Fair Value Measurements” (FAS 157). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact that FAS 157 will have on the Funds’ financial statements.

(3) Transactions with Affiliates

(a) Management and Expense Limitation Agreements

The Institutional International Growth and Institutional International Equity Portfolios have a management agreement with William Blair & Company L.L.C. (the “Company”) for investment advisory, administrative, and other accounting services.

42 Semi-Annual Report	June 30, 2007

The Portfolios pay the Company an annual fee, payable monthly, based on a specified percentage of its average daily net assets. A summary of the annual rates expressed as a percentage of average daily net assets is as follows:

First $500 million	1.00%
Next $500 million	0.95%
In excess of $1 billion	0.90%

The International Small Cap Growth Portfolio pays the Company a 1.00% annual fee payable monthly, based on its average daily net assets. The Emerging Markets Growth Portfolio pays the Company a 1.10% annual fee payable monthly, based on its average daily net assets. The Bond Portfolio pays the Company a 0.30% annual fee payable monthly, based on its average daily net assets.

All of the Portfolios, except Institutional International Growth Fund, have also entered into Expense Limitation Agreements with the Company. Under the terms of these Agreements, the Company has agreed to waive its advisory fees and absorb other operating expenses through April 30, 2007, if total expenses of the Institutional International Equity Portfolios exceed 1.10% of average daily net assets, 1.25% of average daily net assets for the Institutional Share Classes of the International Small Cap Growth and Emerging Markets Growth Portfolios or 0.35% of average daily net assets for the Institutional Share Class of the Bond Portfolio.

For a period of three years subsequent to the Commencement of Operations of the Portfolio, the Company is entitled to reimbursement from the Institutional International Equity, International Small Cap Growth, Emerging Markets Growth and Bond Portfolios for previously waived fees and expenses to the extent the overall expense ratio remains below the percentages indicated. The total amount available for recapture at June 30, 2007 is $271, $134, $621 and $21 (in thousands) for Institutional International Equity, International Small Cap Growth, Emerging Markets Growth and Bond Portfolios, respectively. As a result, the total expense ratio for a Portfolio during the period the agreement is in effect, will not fall below the percentage indicated.

For the year ended June 30, 2007, the investment advisory fees incurred by the Portfolio and related fee waivers were as follows (in thousands) :

Portfolio	Gross Advisory Fee	Fee Waiver	Net Advisory Fee	Expenses Recovered or (Absorbed) by Advisor
Institutional International Growth	$9,283	$—	$9,283	$—
Institutional International Equity	3,023	—	3,023	52
International Small Cap Growth	1,482	—	1,482	—
Emerging Markets Growth	4,895	80	4,815	—
Bond	21	21	—	—

(b) Trustees Fees

The Portfolios incurred fees of $54 (in thousands) to non-interested trustees of the Fund for the year ended June 30, 2007. Interested trustees are not compensated by the Fund.

(c) Investments in Affiliated Portfolio

Pursuant to the rules of the 1940 Act, each of the Portfolios of the Fund may invest in the William Blair Ready Reserves Portfolio (“Ready Reserves”), an open-end money market portfolio managed by the Company. Ready Reserves Portfolio is used as a cash management option to the other Portfolios in the Fund. The Company waives management fees and shareholder service fees earned from the other Portfolios investment in the Ready Reserves Fund. The fees waived with respect to the Portfolio for the period ended June 30, 2007 are listed below. Distributions received from Ready Reserves are reflected as “Dividend income from affiliated Fund” in the Portfolio’s statement of operations. Amounts relating to the Portfolio’s investments in Ready Reserves were as follows for the period ended June 30, 2007 (in thousands):

Portfolio	Purchases	Sales Proceeds	Fees Waived	Dividend Income	Value	Percent of Net Assets
Institutional International Growth	$1	$—	$—	$1	$53	—%
Institutional International Equity	8,620	9,350	15	121	3,276	0.5
International Small Cap Growth	1,078	4,158	9	77	2,148	0.6
Emerging Markets Growth	31	—	4	30	1,926	0.1

June 30, 2007	William Blair Funds 43

(4) Investment Transactions

Investment transactions, excluding money market instruments, for the period ended June 30, 2007, were as follows (in thousands):

Portfolio	Purchases	Sales
Institutional International Growth	$698,178	$668,283
Institutional International Equity	242,723	291,367
International Small Cap Growth	211,356	123,259
Emerging Markets Growth	532,799	443,125
Bond	57,134	6,417

(5) Foreign Currency Forward Contracts

To protect itself against a decline in the value of foreign currency against the U.S. dollar, each Portfolio enters into foreign currency forward contracts with its custodian and others. The Portfolio bears the market risk that arises from changes in foreign currency rates and bears the credit risk if the counterparty fails to perform under the contract. The net realized and unrealized gains and losses associated with foreign currency forward contracts are reflected in the accompanying financial statements.

(6) Fund Share Transactions

The following table summarizes the activity in capital shares of each Portfolio (in thousands):

	Dollars
	For the Period Ended June 30, 2007
Portfolio	Institutional International Growth	Institutional International Equity	International Small Cap Growth	Emerging Markets Growth	Bond(a)
Sales	$127,438	$7,781	$51,929	$109,929	$8,879
Reinvested Distributions	—	—	—	—	42
Redemptions	91,075	57,477	6,061	28,575	—

Net change in net assets relating to fund share activity	36,363	(49,696)	45,868	81,354	8,921

	Dollars
	For the Year Ended December 30, 2006
Portfolio	Institutional International Growth	Institutional International Equity	International Small Cap Growth	Emerging Markets Growth
Sales	$144,396	$281,476	$103,040	$346,626
Reinvested Distributions	244,472	7,436	593	3,326
Redemptions	188,067	15,351	11,665	110,338

Net change in net assets relating to fund share activity	200,801	273,561	91,968	239,614

	Shares
	For the Period Ended June 30, 2007
Portfolio	Institutional International Growth	Institutional International Equity	International Small Cap Growth	Emerging Markets Growth	Bond(a)
Sales	6,324	560	3,644	5,297	889
Reinvested Distributions	—	—	—	—	4
Redemptions	4,390	3,709	414	1,393	—

Net change in shares outstanding	1,934	(3,149)	3,230	3,904	893

	Shares
	For the Year Ended December 30, 2006
Portfolio	Institutional International Growth	Institutional International Equity	International Small Cap Growth	Emerging Markets Growth
Sales	7,491	21,737	8,638	13,777
Reinvested Distributions	12,799	527	45	62
Redemptions	9,426	1,172	923	500

Net change in shares outstanding	10,864	21,092	7,760	13,339

(a)	For the period from May 1, 2007 (Commencement of Operations) to June 30, 2007.

44 Semi-Annual Report	June 30, 2007

Financial Highlights

Institutional International Growth Fund

	Period Ended		Years Ended December 31,
	6/30/2007		2006	2005	2004	2003	2002(a)
	(unaudited)
Net asset value, beginning of year	$19.39		$18.11	$16.06	$13.60	$9.57	$10.00
Income from investment operations:
Net investment income (b)	0.12		0.11	0.09	0.03	0.07	—
Net realized and unrealized gain (loss) on investments	2.18		4.09	3.53	2.44	3.99	(0.43)

Total from investment operations	2.30		4.20	3.62	2.47	4.06	(0.43)
Less distributions from:
Net investment income	—		0.38	0.15	0.01	0.03	—
Net realized gain	—		2.54	1.42	—	—	—

Total distributions	—		2.92	1.57	0.01	0.03	—

Net asset value, end of year	$21.69		$19.39	$18.11	$16.06	$13.60	$9.57

Total return (%)	11.86		23.45	22.76	18.15	42.47	(4.27)
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.02	(c)	1.03	1.05	1.10	1.10	1.10	(c)
Expenses, before waivers and reimbursements	1.02	(c)	1.03	1.05	1.11	1.16	1.29	(c)
Net investment income (loss), net of waivers and reimbursements	1.17	(c)	0.54	0.52	0.18	0.37	(0.05	)(c)
Net investment income (loss), before waivers and reimbursements	1.17	(c)	0.54	0.52	0.17	0.31	(0.24	)(c)

	Period Ended		Years Ended December 31,
	6/30/2007		2006	2005	2004	2003	2002
	(unaudited)
Supplemental data:
Net assets at end of year (in thousands)	$2,140,512		$1,875,341	$1,555,414	$1,223,436	$477,511	$149,848
Portfolio turnover rate (%)	68	(c)	74	74	72	56	59	(c)

(a)	For the period from July 26, 2002 (Commencement of Operations) to December 31, 2002.
(b)	Excludes $0.29, $0.25, $0.10, $0.06, and $0.02 of PFIC mark to market which is treated as ordinary income for Federal tax purposes for the years 2006, 2005, 2004, 2003 and 2002, respectively.
(c)	Rates are annualized for periods that are less than a year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher that the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds. com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

June 30, 2007	William Blair Funds 45

Financial Highlights

Institutional International Equity Fund

	Period Ended		Years Ended December 31,
	6/30/2007		2006	2005	2004(a)
	(unaudited)
Net asset value, beginning of year	$14.27		$12.04	$10.20	$10.00
Income from investment operations:
Net investment income (b)	0.11		0.07	—	—
Net realized and unrealized gain (loss) on investments	1.29		2.37	1.86	0.20

Total from investment operations	1.40		2.44	1.86	0.20
Less distributions from:
Net investment income	—		0.16	0.02	—
Net realized gain	—		0.05	—	—

Total distributions	—		0.21	0.02	—

Net asset value, end of year	$15.67		$14.27	$12.04	$10.20

Total return (%)	9.81		20.22	18.26	2.00
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.08	(c)	1.10	1.10	1.10	(c)
Expenses, before waivers and reimbursements	1.08	(c)	1.12	1.35	2.46	(c)
Net investment income (loss), net of waivers and reimbursements	1.44	(c)	0.50	0.31	(0.21	)(c)
Net investment income (loss), before waivers and reimbursements	1.44	(c)	0.48	0.06	(1.57	)(c)

	Period Ended		Years Ended December 31,
	6/30/2007		2006	2005	2004
	(unaudited)
Supplemental data:
Net assets at end of year (in thousands)	$607,445		$598,375	$250,929	$27,384
Portfolio turnover rate (%)	81	(c)	79	84	45	(c)

(a)	For the period from December 1, 2004 (Commencement of Operations) to December 31, 2004.
(b)	Excludes $0.23, $0.27 and $0.01 of PFIC mark to market which is treated as ordinary income for Federal tax purposes for the years 2006, 2005 and 2004, respectively.
(c)	Rates are annualized for periods that are less than a year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher that the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds. com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

46 Semi-Annual Report	June 30, 2007

Financial Highlights

International Small Cap Growth Fund

Institutional Share Class

	Period Ended		Years Ended December 31,
	6/30/2007		2006	2005(a)
	(unaudited)
Net asset value, beginning of year	$13.43		$11.16	$10.00
Income from investment operations:
Net investment income (b)	0.04		(0.01)	—
Net realized and unrealized gain on investments	1.92		2.34	1.16

Total from investment operations	1.96		2.33	1.16
Less distributions from:
Net investment income	—		0.01	—	(c)
Net realized gain	—		0.05	—

Total distributions	—		0.06	—

Net asset value, end of year	$15.39		$13.43	$11.16

Total return (%)	14.59		20.86	11.62
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.15	(d)	1.25	1.25	(d)
Expenses, before waivers and reimbursements	1.15	(d)	1.31	2.17	(d)
Net investment income (loss), net of waivers and reimbursements	0.62	(d)	(0.12)	0.00	(d)
Net investment income (loss), before waivers and reimbursements	0.62	(d)	(0.18)	(0.92	)(d)

	Period Ended		Years Ended December 31,
	6/30/2007		2006	2005(a)
	(unaudited)
Supplemental data for all classes:
Net assets at end of year (in thousands)	$350,771		$231,969	$50,534
Portfolio turnover rate (%)	85	(d)	109	127	(d)

(a)	For the period from November 1, 2005 (Commencement of Operations) to December 31, 2005.
(b)	Excludes $0.00, $0.11 of PFIC mark to market which is treated as ordinary income for Federal tax purposes, for the years ended 2006 and 2005, respectively.
(c)	Distribution less than $0.01 per share.
(d)	Rates are annualized for periods that are less than a year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher that the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds. com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

June 30, 2007	William Blair Funds 47

Financial Highlights

Emerging Markets Growth Fund

Institutional Share Class

	Period Ended		Years Ended December 31,
	6/30/2007		2006	2005(a)
	(unaudited)
Net asset value, beginning of year	$19.54		$14.20	$10.00
Income from investment operations:
Net investment income (b)	0.02		0.02	0.01
Net realized and unrealized gain on investments	3.26		5.44	4.27

Total from investment operations	3.28		5.46	4.28
Less distributions from:
Net investment income	—		0.01	—
Net realized gain	—		0.11	0.08

Total distributions	—		0.12	0.08

Net asset value, end of year	$22.82		$19.54	$14.20

Total return (%)	16.79		38.49	42.82
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.25	(c)	1.25	1.25	(c)
Expenses, before waivers and reimbursements	1.26	(c)	1.32	1.61	(c)
Net investment income (loss), net of waivers and reimbursements	0.24	(c)	0.09	0.19	(c)
Net investment income (loss), before waivers and reimbursements	0.23	(c)	0.02	(0.17	)(c)

	Period Ended		Year Ended December 31,
	6/30/2007		2006	2005(a)
	(unaudited)
Supplemental data for all classes:
Net assets at end of year (in thousands)	$1,042,351		$813,649	$249,348
Portfolio turnover rate (%)	102	(c)	113	77	(c)

(a)	For the period from June 6, 2005 (Commencement of Operations) to December 31, 2005.
(b)	Excludes $0.00 and $0.11 of PFIC mark to market which is treated as ordinary income for Federal tax purposes, for the years ended 2006 and 2005, respectively.
(c)	Rates are annualized for periods that are less than a year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher that the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds. com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

48 Semi-Annual Report	June 30, 2007

Financial Highlights

Bond Fund

Institutional Share Class

	Period Ended June 30,
	2007(a)

Net asset value, beginning of year	$10.00
Income from investment operations:
Net investment income (b)	0.10
Net realized and unrealized gain on investments		(0.21)

Total from investment operations		(0.11)
Less distributions from:
Net investment income	0.05
Net realized gain	—

Total distributions	0.05

Net asset value, end of year	$9.84

Total return (%)		(1.12)
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	0.35	(b)
Expenses, before waivers and reimbursements	0.65	(b)
Net investment income (loss), net of waivers and reimbursements	4.96	(b)
Net investment income (loss), before waivers and reimbursements	4.66	(b)

	Year Ended December 31,
	2005(a)

Supplemental data for all classes:
Net assets at end of year (in thousands)	$51,623
Portfolio turnover rate (%)	88	(b)

(a)	For the period from May 1, 2007 (Commencement of Operations) to June 30, 2007.
(b)	Rates are annualized for periods that are less than a year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher that the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds. com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

June 30, 2007	William Blair Funds 49

Trustees and Officers. (Unaudited) The trustees and officers of the William Blair Funds as of June 30, 2007, their year of birth, their principal occupations during the last five years, their affiliations, if any, with William Blair & Company, L.L.C., and other significant affiliations are set forth below. The address of each trustee and officer is 222 West Adams Street, Chicago, Illinois 60606.

Name and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee/Officer
Interested Trustees
Frederick Conrad Fischer, 1934*	Chairman of the Board of Trustees	Since 1987	Principal, William Blair & Company, L.L.C.; Partner, APM Limited Partnership	16	Trustee Emeritus, Chicago Child Care Society, a non-profit organization; Trustee Emeritus, Kalamazoo College

Michelle R. Seitz, 1965*	Trustee	Since 2002	Principal, William Blair & Company, L.L.C.	16	N/A
Non-Interested Trustees

Ann P. McDermott, 1939	Trustee	Since 1996	Board member and officer for various civic and charitable organizations over the past thirty years; professional experience prior thereto, registered representative for New York Stock Exchange firm	16	Northwestern University, Women’s Board; Rush Presbyterian St. Luke’s Medical Center, Women’s Board; University of Chicago, Women’s Board; Visiting Nurses Association, Honorary Director

Phillip O. Peterson, 1944	Trustee	Since 2007	Trustee of Strong Funds Liquidating Trusts since 2005 and President, Strong Mutual Funds, 2004-2005; formerly, Partner, KPMG LLP	16	The Hartford Group of Mutual Funds (87 portfolios)

Donald J. Reaves, 1946	Trustee	Since 2004	Vice President for Administration and Chief Financial Officer, University of Chicago since 2002. Executive Vice President and Chief Financial Officer, Brown University from 1993 to 2002	16	American Student Assistance Corp.; Amica Mutual Insurance Company;, guarantor of student loans

Donald L. Seeley, 1944	Trustee	Since 2003	Director, Applied Investment Management Program, University of Arizona Department of Finance, Formerly Vice Chairman and Chief Financial Officer, True North Communications, Inc., marketing communications and advertising firm	16	Warnaco, Group Inc., intimate apparel, sportswear and swimwear manufacturer; Center for Furniture Craftmanship (not-for-profit)

Thomas J. Skelly, 1951	Trustee	Since 2007	Director and Investment Committee Chairman of the U.S. Accenture Foundation Inc.; formerly Managing Partner of various divisions at Accenture	16	Clayton Holdings, Inc., provider of information-based analytics, consulting and outsourced services to various financial institutions and investors

Robert E. Wood II, 1938	Trustee	Since 1999	Retired Executive Vice President, Morgan Stanley Dean Witter	16	Chairman, Add-Vision, Inc. manufacturer of surface animation systems, and Micro-Combustion, LLC

50 Semi-Annual Report	June 30, 2007

Name and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee/Officer
Officers
Marco Hanig, 1958	President	Since 1999	Principal, William Blair & Company, L.L.C.	Chicago Scores

Karl W. Brewer, 1966	Senior Vice President	Since 2000	Principal, William Blair & Company, L.L.C.	N/A

Harvey H. Bundy, III, 1944	Senior Vice President	Since 2003	Principal, William Blair & Company, L.L.C.	N/A

Mark A. Fuller, III, 1957	Senior Vice President	Since 1993	Principal, William Blair & Company, L.L.C.	Partner, Fulsen Howney Partners

James S. Golan, 1961	Senior Vice President	Since 2005	Principal, William Blair & Company, L.L.C.	N/A

W. George Greig, 1952	Senior Vice President	Since 1996	Principal, William Blair & Company, L.L.C.	N/A

Michael A. Jancosek, 1959	Senior Vice President Vice President	Since 2004 2000-2004	Principal, William Blair & Company L.L.C. Associate, William Blair & Company, L.L.C.	N/A

John F. Jostrand, 1954	Senior Vice President	Since 1999	Principal, William Blair & Company, L.L.C.	N/A

James S. Kaplan, 1960	Senior Vice President Vice President	Since 2004 1995-2004	Principal, William Blair & Company, L.L.C. Associate, William Blair & Company, L.L.C.	N/A

Robert C. Lanphier, IV, 1956	Senior Vice President	Since 2003	Principal, William Blair & Company, L.L.C.	Chairman, AG. Med, Inc.

Todd M. McClone, 1968	Senior Vice President Vice President	Since 2006 2005-2006	Principal, William Blair & Company, L.L.C. Associate, William Blair & Company, L.L.C.	N/A

David S. Mitchell, 1960	Senior Vice President Vice President	Since 2004 2003-2004	Principal, William Blair & Company, L.L.C. Associate, William Blair & Company, L.L.C.	N/A

Gregory J. Pusinelli, 1958	Senior Vice President	Since 1999	Principal, William Blair & Company, L.L.C.	N/A

David P. Ricci, 1958	Senior Vice President	Since 2006	Principal, William Blair & Company, L.L.C.	N/A

Jeffrey A. Urbina, 1955	Senior Vice President	Since 1998	Principal, William Blair & Company, L.L.C.	N/A

June 30, 2007	William Blair Funds 51

Name and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee/Officer

Christopher T. Vincent, 1956	Senior Vice President Vice President	Since 2004 2002-2004	Principal, William Blair & Company, L.L.C. Associate, William Blair & Company, L.L.C.; former Managing Director/Senior Portfolio Manager, Zurich Scudder Investments	Uhlich Children’s Home

Colin J. Williams, 1975	Senior Vice President	Since 2007	Principal, William Blair & Company, L.L.C.; formerly Andersen Consulting and Allegiance Healthcare	N/A

Richard W. Smirl, 1967	Chief Compliance Officer	Since 2004	Principal, William Blair & Company, L.L.C.; former Chief Legal Officer, Strong Capital Management	N/A

Benjamin J. Armstrong, 1965	Vice President	Since 2007	Associate, William Blair & Company, LLC.

David C. Fording, 1967	Vice President	Since 2006	Associate, William Blair & Company, L.L.C.; former Portfolio Manager, TIAA-CREF	N/A

Chad M. Kilmer, 1975	Vice President	Since 2006	Associate, William Blair & Company, L.L.C.; former analyst and Portfolio Manager, US Bancorp Asset Management, and analyst Gabelli Woodland Partners.	N/A

Mark T. Leslie, 1967	Vice President	Since 2005	Associate, William Blair & Company, L.L.C.; former Portfolio Manager, U.S. Bancorp Asset Management	N/A

Terence M. Sullivan, 1944	Vice President and Treasurer	Since 1997	Associate, William Blair & Company, L.L.C.	N/A

Colette M. Garavalia, 1961	Secretary	Since 2000	Associate, William Blair & Company, L.L.C.	N/A

*	Mr. Fischer and Ms. Seitz are interested persons of the William Blair Funds because each is a principal of William Blair & Company, L.L.C., the Funds’ investment advisor, principal underwriter and distributor.
(1)	Each Trustee serves until the election and qualification of a successor, or until death, resignation or retirement or removal as provided in the Fund’s Declaration of Trust. Retirement for non-interested Trustees occurs no later than at the conclusion of the first regularly scheduled Board meeting of the Fund’s fiscal year that occurs after the Trustee’s 72nd birthday. The Fund’s officers are elected annually by the Trustees.

The Statement of Additional Information for the William Blair Funds includes additional information about the trustees and is available without charge by calling 1-800-635-2886 (in Massachusetts 1-800-635-2840) or by writing the Fund.

52 Semi-Annual Report	June 30, 2007

Board Approval of the Fund’s Management Agreement (All Portfolios except the Bond Portfolio)

During the six months ended June 30, 2007, the Board of Trustees (the “Board”) of the Fund approved the renewal for an additional one-year term of the Fund’s Management Agreement with William Blair & Company, L.L.C. (the “Advisor”), on behalf of each Portfolio of the Fund.

The information in this summary outlines the Board’s considerations associated with its renewal of the Management Agreement. In connection with its deliberations regarding the continuation of the Management Agreement, the Board considered such information and factors as it believed to be relevant. As described below, the Board considered the nature, extent and quality of the services performed by the Advisor under the existing Management Agreement; comparative management fees and expense ratios as prepared by an independent provider (Lipper Inc.); the estimated profits realized by the Advisor; the extent to which the Advisor realizes economies of scale as a Portfolio grows; and whether any fall-out benefits are being realized by the Advisor. In addition, the Trustees who are not “interested persons” of the Fund as defined in the Investment Company Act of 1940 (the “Independent Trustees”) discussed the renewal of the Management Agreement with Fund management and in private sessions with independent legal counsel at which no representatives of the Advisor were present.

As required by the Investment Company Act of 1940, the renewal was confirmed by the unanimous separate vote of the Independent Trustees. In deciding to approve the renewal of the Management Agreement, the Board did not identify a single factor as controlling and this summary does not describe all of the matters considered. However, the Board concluded that each of the various factors referred to below favored such approval.

Information Requested and Received

The Board, including all the Independent Trustees, considered the renewal of the Management Agreement pursuant to a process that concluded at the Board’s February 15, 2007 meeting, following an extensive process. In preparation for the review process, the Independent Trustees met with independent legal counsel and discussed the type and nature of information to be requested and directed independent legal counsel to send a formal request for information to Fund management. The Advisor provided extensive information in response to the request. After reviewing the information received, the Independent Trustees requested supplemental information that was provided by the Advisor. Among other information, the Independent Trustees considered: (i) materials describing the nature, quality and extent of services provided by the Advisor; (ii) information comparing the performance of each Portfolio to other mutual funds and relevant indices; (iii) information comparing the advisory fees and expense ratios of each Portfolio to other mutual funds; (iv) information comparing advisory fees of each Portfolio to fees charged by the Advisor to other funds and its similar client accounts; (v) the estimated costs of services provided and estimated profits realized by the Advisor for both the Fund as a whole and each Portfolio individually; (vi) information about potential economies of scale; and (vii) information describing other benefits to the Advisor resulting from its relationship with the Portfolios. The Independent Trustees reviewed comparative performance of peer groups of funds selected by Lipper, comparative advisory fees and expense ratios of peer groups of funds selected by Lipper and the average performance of an applicable Morningstar style category. The Independent Trustees also received a memorandum from independent legal counsel advising them of their duties and responsibilities in connection with the review of the Management Agreement.

On February 12, 14 and 15, 2007, the Independent Trustees met independently of Fund management and of the interested Trustees, to review and discuss with independent legal counsel the information provided by the Advisor, Lipper and independent legal counsel. The Independent Trustees noted that in evaluating the Management Agreement, they were taking into account their accumulated experience as Trustees in working with the Advisor on matters relating to the Portfolios. Based upon their review, the Independent Trustees concluded on February 15, 2007 that it was in the best interest of each Portfolio to renew the Management Agreement and recommended to the Board the renewal of the Management Agreement. At its meeting on February 15, 2007, the Board considered the recommendation of the Independent Trustees along with the other factors that the Board deemed relevant.

Nature, Quality and Extent of Services. In evaluating the nature, quality and extent of the services provided by the Advisor to the Portfolios, the Board noted that the Advisor is a quality firm with a reputation for integrity and honesty that employs high quality people and has been associated with the Portfolios since their inception. The Trustees believe that a long-term relationship with a capable, conscientious advisor is in the best interests of shareholders and that shareholders have invested in the Portfolios knowing that the Advisor managed the Portfolios and knowing the investment advisory fee. The Board

June 30, 2007	William Blair Funds 53

considered biographical information about each Portfolio’s portfolio manager(s), the administrative services performed by the Advisor, financial information regarding the Advisor, brokerage allocation practices, soft dollars and execution, the compliance regime overseen by the Advisor, and the financial support the Advisor provides to certain Portfolios. The Board also noted that the Advisor voluntarily reduces the advisory fees of the Portfolios by an amount equal to the advisory fee charged by the Ready Reserves Portfolio on the cash of the Portfolios invested in the Ready Reserves Portfolio. Based upon all relevant factors, the Board concluded that the nature, quality and extent of the services provided by the Advisor to each Portfolio were satisfactory.

The Board reviewed information on the performance of each Portfolio for one-year, three-year and since inception periods, as applicable, along with performance information of a relevant securities index or indexes and a peer universe of funds from the Lipper database. For all Portfolios, the Board also reviewed performance information provided by the Advisor of the average of the applicable Morningstar style category for the applicable periods. The performance information showed that the Emerging Markets Growth Portfolio performed satisfactorily relative to its Lipper peer universe, Morningstar style category average and benchmark index over the applicable periods. The Institutional International Growth Portfolio performed satisfactorily relative to its Lipper peer universe and Morningstar style category average, but underperformed relative to its benchmark index over the applicable periods. The International Small Cap Growth Portfolio performed satisfactorily relative to its benchmark index, but underperformed relative to its Lipper peer universe and Morningstar style category average. The Board noted the limited operating history of the International Small Cap Growth Portfolio. The Institutional International Equity Portfolio underperformed relative to its Lipper peer universe, Morningstar style category and benchmark index over the applicable periods, but the Board noted the positive absolute performance of the Portfolio and its limited operating history. Based upon the review of the performance information, the Board concluded that the performance of each Portfolio was acceptable and supported continuation of the Management Agreement for each Portfolio.

Fees and Expenses. The Board reviewed each Portfolio’s advisory fee and expense ratio and reviewed information comparing the advisory fee and expense ratio to those of a Lipper peer group and a Lipper peer universe. The Lipper peer group for each Portfolio consists of a group of funds with a similar investment style and asset size as the Portfolio. The Lipper peer universe for each Portfolio includes all funds with a similar investment style regardless of asset size. The Board considered that the Advisor has proposed to limit total expenses, including waiving advisory fees, if necessary, for the Institutional International Equity Portfolio, the International Small Cap Growth Portfolio and the Emerging Markets Growth Portfolio. For each Portfolio, the Board also reviewed amounts paid to the Advisor by other registered funds, including other Portfolios in the Fund and funds for which the Advisor acts as a subadvisor and the Advisor’s fee schedule for separate accounts. With respect to sub-advised funds and separate accounts, the Board noted that (i) both the mix of services provided and the level of responsibility required under the Management Agreement were greater as compared to the Advisor’s obligations for sub-advised funds and separate accounts; and (ii) management’s representation that the management fees of separate accounts are less relevant to the Board’s consideration of the advisory fee because they reflect significantly different competitive forces than those in the mutual fund marketplace.

In considering the information, the Board noted that the advisory fees for the International Small Cap Growth Portfolio and the Emerging Markets Growth Portfolio were below or within an acceptable range of the average of their peer group and median of their peer universe. The Board noted that the advisory fees for the Institutional International Growth Portfolio and the Institutional International Equity Portfolio were above the average of their peer group and median of their peer universe, but that such advisory fees were within an acceptable range of the peer group and peer universe and consistent with reasonable expectations in light of the nature, quality and extent of services provided by the Advisor. On the basis of the information provided, the Board concluded that each Portfolio’s advisory fee, coupled with any applicable existing or proposed advisory fee waiver and expense cap, was reasonable and appropriate in light of the nature, quality and extent of services provided by the Advisor.

Profitability. With respect to the profitability of the Management Agreement to the Advisor, the Board considered the overall fees paid under the Management Agreement, including the estimated costs of the services provided and profits realized by the Advisor from its relationship with the Fund as a whole and each Portfolio individually. The Board concluded that the estimated profits realized by the Advisor were not unreasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Portfolios grow and whether fee levels reflect these economies of scale for the benefit of investors. The Board noted the Advisor’s representation that certain Portfolio expenses are relatively fixed and unrelated to asset size and that the Advisor may enjoy some economies of scale as a Portfolio’s assets grow. The Board also noted the information provided by the Advisor that its costs rise when a Portfolio grows as a result of superior performance because of increased compensation to portfolio

54 Semi-Annual Report	June 30, 2007

managers. In considering whether fee levels reflect economies of scale for the benefit of Portfolio investors, the Board reviewed each Portfolio’s asset size, breakpoints for those Portfolios with breakpoints in the advisory fee schedule, the Portfolio’s total and net expense ratios and the expense caps in place and/or proposed, and concluded that they reasonably reflect appropriate recognition of any economies of scale.

Other Benefits to the Advisor. The Board considered benefits derived by the Advisor from its relationship with the Portfolios, including soft dollars, which pertain primarily to the Portfolios investing in equity securities, and favorable media coverage. The Board concluded that, taking into account these benefits, each Portfolio’s advisory fee was reasonable.

Conclusion. Based upon all of the information considered and the conclusions reached, the Board determined that the terms of the Management Agreement continue to be fair and reasonable and that the continuation of the Management Agreement is in the best interests of each Portfolio.

Board Approval of the Bond Portfolio’s Management Agreement

During the six months ended June 30, 2007, the Board approved the Fund’s Management Agreement with the Advisor, on behalf of the Bond Portfolio of the Fund. The Management Agreement with respect to the Portfolio was approved by the Board of Trustees, including all of the trustees who are not parties to such agreement or interested persons of any such party, on February 15, 2007. The Board, including a majority of the Independent Trustees, determined that approval of the Management Agreement was in the best interests of the Portfolio. The Independent Trustees met separately from the “interested” trustees of the Fund and officers and employees of the Advisor to consider approval of the Management Agreement and were assisted by independent legal counsel in making their determination. The Board, including the Independent Trustees, did not identify any single factor or group of factors as all important or controlling and considered all factors together.

Nature, Quality and Extent of Services. In evaluating the nature, quality and extent of services expected to be provided by the Advisor to the Portfolio, the Board noted that the Advisor is a quality firm with a reputation for integrity and honesty that employs high quality people. The Board considered biographical information about the Portfolio’s portfolio managers, financial information regarding the Advisor, the compliance regime created by the Advisor and the proposed financial support of the Portfolio. The Board considered the Advisor’s past experience managing a core bond strategy and the Advisor’s experience in managing new funds. Based upon all relevant factors, the Board concluded that the nature, quality and extent of the services to be provided by the Advisor to the Portfolio are expected to be satisfactory.

The Board reviewed performance information on the Advisor’s Core Fixed Income composite and the Lehman Brothers U.S. Aggregate Index, the Portfolio’s benchmark (the “Benchmark”), for the one, three, five and ten year periods. The performance information indicated that the Core Fixed Income composite performed satisfactorily relative to the Benchmark for all periods.

Fees and Expenses. The Board reviewed the Portfolio’s proposed advisory fee and estimated expense ratio and reviewed information comparing the advisory fee and expense ratio to a Lipper peer group. The Lipper peer group for the Portfolio consists of a group of funds with a similar investment style as the Portfolio. The Board considered that the Advisor has proposed to cap total expenses, including waiving advisory fees, if necessary, for the Portfolio. The Board also reviewed the Advisor’s fee schedule for separate accounts. With respect to separate accounts, the Board noted that (i) both the mix of services provided and the level of responsibility required under the Management Agreement will be greater as compared to the Advisor’s obligations for separate accounts; and (ii) management’s representation that the management fees of separate accounts are less relevant to the Board’ consideration of the advisory fee because they reflect significantly different competitive forces from those in the mutual fund marketplace.

In considering the information, the Board noted that the proposed advisory fee for the Portfolio was below the median of the peer group. On the basis of the information provided, the Board concluded that the proposed advisory fee was reasonable and appropriate in light of the nature, quality and extent of services to be provided by the Advisor.

Profitability. With respect to the estimated profitability of the Management Agreement to the Advisor, the Board considered the overall fees expected to be paid under the Management Agreement, the expected size of the Portfolio and the Advisor’s expense limitation agreement. The Board concluded that the expected profits to be realized by the Advisor were not unreasonable.

June 30, 2007	William Blair Funds 55

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Portfolio grows and whether fee levels reflect these economies of scale. The Board considered whether the proposed advisory fee is reasonable in relation to the projected asset size of the Portfolio. In considering whether fee levels reflect economies of scale for the benefit of Portfolio investors, the Board reviewed the Portfolio’s advisory fee compared to peer funds, the Portfolio’s projected asset size, the Portfolio’s estimated expense ratio and the proposed expense cap, and concluded that the advisory fee was reasonable.

Other Benefits to the Advisor. The Board considered benefits to be derived by the Advisor from its relationship with the Portfolio. The Board concluded that, after taking into account these benefits, the proposed advisory fee was reasonable.

Conclusion. Based upon all of the information considered and the conclusions reached, the Board, determined that the terms of the Management Agreement are fair and reasonable and that the approval of the Management Agreement is in the best interests of the Portfolio.

56 Semi-Annual Report	June 30, 2007

Additional Information (unaudited)

Proxy Voting

A description of the policies and procedures that the William Blair Institutional International Growth Fund, the William Blair Institutional International Equity Fund, the William Blair International Small Cap Growth Fund and the William Blair Emerging Markets Growth Fund and the William Blair Bond Fund use to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling 1-800-635-2886 (in Massachusetts 1-800-635-2840), at www.williamblairfunds.com and on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended March 31 and September 30) on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s Forms N-Q are also available on the Fund’s website at www.williamblairfunds.com.

June 30, 2007	William Blair Funds 57

Useful Information About Your Report (unaudited)

Please refer to this information when reviewing the Expense Example for each Portfolio.

Expense Example

As a shareholder of a Portfolio, you incur ongoing costs, including management fees and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare the Portfolio’s 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from January 1, 2007 to June 30, 2007.

Actual Expenses

In each example, the first line for each share class in the table provides information about the actual account values and actual expenses. These expenses reflect the effect of any expense cap applicable to the share class during the period. Without this expense cap, the costs shown in the table would have been higher. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

In each example, the second line for each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses. This is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in both examples are meant to highlight your ongoing costs only and do not reflect any transactional costs or account type fees. These fees are fully described in the prospectus. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds.

58 Semi-Annual Report	June 30, 2007

Fund Expenses (Unaudited)

The examples below show you the ongoing costs (in dollars) of investing in your fund and allows you to compare these costs with those of other mutual funds. Please refer to previous page for a detailed explanation of the information presented on this chart.

	Beginning Account Value 1/1/2007	Ending Account Value 6/30/2007	Expenses Paid during Period(a)	Annualized Expense Ratio

Institutional International Growth Fund
Actual return	$1,000.00	$1,118.60	$5.36	1.02%
Hypothetical 5% return	1,000.00	1,019.74	5.11	1.02

Institutional International Equity Fund
Actual return	1,000.00	1,098.10	5.62	1.08
Hypothetical 5% return	1,000.00	1,019.44	5.41	1.08

International Small Cap Growth Fund Institutional Share Class
Actual return	1,000.00	1,145.90	6.12	1.15
Hypothetical 5% return	1,000.00	1,019.09	5.76	1.15

Emerging Markets Growth Fund Institutional Share Class
Actual return	1,000.00	1,167.90	6.72	1.25
Hypothetical 5% return	1,000.00	1,018.60	6.26	1.25

Bond Fund Institutional Share Class
Actual return (since inception period)(b)	1,000.00	988.80	0.58	0.35
Hypothetical 5% return (6 month period)	1,000.00	1,023.06	0.59	0.35

(a)	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period 181, and divided by 365 (to reflect the one-half year period).
(b)	For the period May 1, 2007 (Commencement of Operations) until June 30, 2007.

June 30, 2007	William Blair Funds 59

BOARD OF TRUSTEES

Frederick Conrad Fischer, Chairman

Principal, William Blair & Company, L.L.C.

Phillip O. Peterson

Retired Partner, KPMG LLP

Ann P. McDermott

Director and Trustee

Profit and not-for-profit organizations

Donald J. Reaves

Vice President for Administration and Chief Financial Officer, University of Chicago

Donald L. Seeley

Adjunct Lecturer and Director, University of Arizona Department of Finance

Thomas J. Skelly

Director and Investment Committee Chairman, U.S. Accenture Foundation Inc.

Michelle R. Seitz

Principal, William Blair & Company, L.L.C.

Robert E. Wood II

Retired Executive Vice President, Morgan Stanley Dean Witter

Officers

Marco Hanig, President

Karl W. Brewer, Senior Vice President

Harvey H. Bundy III, Senior Vice President

Mark A. Fuller, III, Senior Vice President

James S. Golan, Senior Vice President

W. George Greig, Senior Vice President

Michael A. Jancosek, Senior Vice President

John F. Jostrand, Senior Vice President

James S. Kaplan, Senior Vice President

Robert C. Lanphier, IV, Senior Vice President

Todd M. McClone, Senior Vice President

David S. Mitchell, Senior Vice President

Gregory J. Pusinelli, Senior Vice President

David P. Ricci, Senior Vice President

Jeffrey A. Urbina, Senior Vice President

Christopher T. Vincent, Senior Vice President

Colin J. Williams, Senior Vice President

Richard W. Smirl, Chief Compliance Officer

Benjamin J. Armstrong, Vice President

David C. Fording, Vice President

Chad M. Kilmer, Vice President

Mark T. Leslie, Vice President

Terence M. Sullivan, Vice President and Treasurer

Colette M. Garavalia, Secretary

Investment Advisor

William Blair & Company, L.L.C.

Legal Counsel

Vedder, Price, Kaufman & Kammholz, P.C.

Transfer Agent

State Street Bank and Trust Company

P.O. Box 8506

Boston, MA 02266-8506

For customer assistance, call 1-800-635-2886

(Massachusetts 1-800-635-2840)

60 Semi-Annual Report	June 30, 2007

WILLIAM BLAIR FUNDS

Institutional International Growth Fund

Institutional International Equity Fund

International Small Cap Growth Fund Institutional Share Class

Emerging Markets Growth Fund Institutional Share Class

Bond Fund

Institutional Share Class

222 West Adams Street Chi cago, Illinois 60606 800. 74 2. 7 272 www. wi l liamblairfunds.com

Wil iam Blair & Company, L.L.C., Distributors

Item 2.	Code of Ethics

Not applicable to this filing.

Item 3.	Audit Committee Financial Expert

Not applicable to this filing.

Item 4.	Principal Accountant Fees and Services

Not applicable to this filing.

Item 5.	Audit Committee of Listed Registrants

Not Applicable to this Registrant, insofar as the Registrant is not a listed company.

Item 6.	Schedule of Investments

See Schedule of Investments in Item 1

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

Item 9.	Purchase of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

Item 10.	Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees since the Registrant last provided disclosure in response to this item.

Item 11.	Controls and Procedures

(a) The Registrant’s principal executive and principal financial officer, or persons performing similar functions, have concluded that the Registrant’s Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c)) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3 (b) under the 1940 Act (17 CFR 270.30a-3(b) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits

12. (a) (1) Code of Ethics

Not applicable because it is posted in the Registrant’s website.

12. (a) (2) (1)

Certification of Principal Executive Officer Required by Rule 30a-2(a) of the Investment Company Act

12. (a) (2) (2)

Certification of Principal Financial Officer Required by Rule 30a-2(a) of the Investment Company Act.

12. (a) (3)

Not applicable to this Registrant.

12. (b)

Certification of Chief Executive Officer and Certification of Chief Financial Officer Required by Rule 30a-2(b) of the Investment Company Act

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

William Blair Funds

/s/ Michelle R. Steitz
By:	Michelle R. Steitz
President (Chief Executive Officer)

Date: August 24, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated

/s/ Michelle R. Steitz

By:	Michelle R. Steitz
President (Chief Executive Officer)

Date: August 24, 2007

/s/ Terence M. Sullivan

By:	Terence M. Sullivan
Treasurer (Chief Financial Officer)

Date: August 24, 2007